                                  EXHIBIT 10.1

                                                         [EXECUTION COUNTERPART]



--------------------------------------------------------------------------------





                               EXCHANGE AGREEMENT


                         dated as of November 21, 1995


                                     among

                                   BGLS INC.,

                               BROOKE GROUP LTD.,

                                 AIF II, L.P.,

                          ARTEMIS AMERICA PARTNERSHIP,

                                TORTOISE CORP.,

                          STARFIRE HOLDING CORPORATION

                                      and

                              MAINSTAY HIGH YIELD
                              CORPORATE BOND FUND





--------------------------------------------------------------------------------

                                                    TABLE OF CONTENTS

                                                                                                                    Page
                                                                                                                    ----
                                                                    RECITALS  . . . . . . . . . . . . . . . . .       1

         ARTICLE 1
                                                  DEFINITIONS AND USAGE   . . . . . . . . . . . . . . . . . . .       1

         Section 1.1.     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 1.2.     Usage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

         ARTICLE 2
                                                         EXCHANGE . . . . . . . . . . . . . . . . . . . . . . . . .   8

         Section 2.1.     Agreement of Each Participating Holder to Exchange  . . . . . . . . . . . . . . . . . . .   8
         Section 2.2.     Agreement by the Company to Make and Consummate the Exchange Offer  . . . . . . . . . . .  11
         Section 2.3.     Payment of Legal Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

         ARTICLE 3
                                                    CERTAIN AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . .  13

         Section 3.1.     Prior Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 3.2.     Delivery of Certain Information as to the Company . . . . . . . . . . . . . . . . . . . .  13
         Section 3.3.     Agreement as to Restricted Payments . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 3.4.     Transactions between the Company and Brooke . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 3.5.     Exchange Offer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 3.6.     Redemption of Reset Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 3.7.     Redemption of Series 2 Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 3.8.     Offering Circular . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 3.9.     Amendments and Supplements of the Offering Circular . . . . . . . . . . . . . . . . . . .  15
         Section 3.10.    The Offer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

         ARTICLE 4
                                                     INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . .  16

         Section 4.1.     Basic Obligations of Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 4.2.     Exceptions to Obligations of Indemnitor . . . . . . . . . . . . . . . . . . . . . . . . .  16

         Section 4.3.     Settlement of Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 4.4.     Indemnification Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 4.5.     Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 4.6.     Cumulative Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

         ARTICLE 5
                                              REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . .  19

         Section 5.1.     Representations and Warranties of Each Party  . . . . . . . . . . . . . . . . . . . . . .  19
         Section 5.2.     Representations and Warranties of the Company and Brooke  . . . . . . . . . . . . . . . .  21

         ARTICLE 6
                                                      MISCELLANEOUS   . . . . . . . . . . . . . . . . . . . . . . .  24

         Section 6.1.     Publicity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 6.2.     Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 6.3.     No Waiver; Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 6.4.     Parties Entitled to Benefit, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 6.5.     Transfer and Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Section 6.6.     Notices, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Section 6.7.     Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 6.8.     Further Assurances; Cooperation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 6.9.     Execution in Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 6.10.    Entire Agreement; Severability of Provisions  . . . . . . . . . . . . . . . . . . . . . .  26
         Section 6.11.    Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26


                                    EXHIBITS

Exhibit A        Debt Schedule
Exhibit B-1      Form of Reset Indenture Amendment
Exhibit B-2      Form of Subordinated Debenture Indenture Amendment
Exhibit C        Form of Indenture
Exhibit D        Form of Company Pledge Agreement
Exhibit E        Form of NV Holdings Pledge Agreement
Exhibit F        Form of Registration Rights Agreement
Exhibit G        Form of New Valley Registration Rights Agreement
Exhibit H        Form of Opinion of General Counsel of the Company
Exhibit I        Form of Opinion of Milbank, Tweed, Hadley & McCloy
Exhibit J        Terms of Exchange Offer

                 EXCHANGE AGREEMENT (this "Agreement") dated as of November 21, 1995 among BGLS INC., a Delaware corporation (the "Company"), BROOKE GROUP LTD., a Delaware corporation ("Brooke" and, together with the Company, the "Brooke Parties"), AIF II, L.P., a Delaware limited partnership ("AIF II"), ARTEMIS AMERICA PARTNERSHIP, a Delaware partnership (as successor to Artemis America LLC, a Delaware limited liability company) ("Artemis" and, together with AIF II, the "Apollo Holders"), TORTOISE CORP., a New York corporation ("Tortoise"), STARFIRE HOLDING CORPORATION, a Delaware corporation ("SHC"), and MAINSTAY HIGH YIELD CORPORATE BOND FUND, a series of a Massachusetts business trust ("Mainstay"; together with the Apollo Holders and Tortoise, the "Participating Holders").

                                    RECITALS

                 A. The Participating Holders (directly or through one or more Nominees) own Series 2 Notes (as defined below) and Subordinated Debentures (as defined below).

                 B. The parties wish to make certain agreements in connection with the exchange of such Series 2 Notes and Subordinated Debentures for certain New Securities (as defined below).

                 NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


                                   ARTICLE 1
                             DEFINITIONS AND USAGE

                 Section 1.1 Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the following meanings:

                 "A/B Exchange Offer" means the "Exchange Offer" as defined in the Registration Rights Agreement.

                 "Affiliate" of any specified Person means any other Person directly or indirectly controlling, controlled by or under common control with such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

                 "AIF II" has the meaning set forth in the preamble.

                 "Amended Apollo Indemnification Agreement" means the letter agreement dated as of October 4, 1993 among AIF II, Artemis Finance SNC and Brooke entitled "Re: Indemnification and Related Matters" as amended by the amendment dated as of March 1, 1994 among AIF II, Artemis (as successor in interest to Artemis Finance SNC) and Brooke.

                 "Apollo Holders" has the meaning set forth in the preamble.

                 "Artemis" has the meaning set forth in the preamble.

                 "Associate" has the meaning provided in Rule 12b-2 promulgated by the SEC under the Exchange Act.

                 "BOL" means Brooke (Overseas) Ltd., a Delaware corporation.

                 "Brooke Parties" has the meaning set forth in the preamble.

                 "Company Pledge Agreement" means the Pledge and Security Agreement between the Company and Shawmut Bank, N.A., as trustee, substantially in the form of Exhibit D hereto, with such changes prior to the Exchange Date as to which the parties hereto shall agree in writing.

                 "Debt" means any indebtedness for borrowed money or any obligation that would appear as indebtedness on a balance sheet prepared in accordance with generally accepted accounting principles, guaranties of indebtedness, conditional sales obligations and capitalized lease obligations.

                 "Equity Ownership" means, with respect to any corporation, fully diluted equity ownership of such corporation, the amount or percentage of which shall be calculated on the basis of economic and voting power, on a fully diluted basis, of such corporation.

                 "Exchange Act" means the Securities Exchange Act of 1934.

                 "Exchange and Termination Agreement" means the Exchange and Termination Agreement dated as of September 30, 1994 among the Brooke Parties, the Apollo Holders and Mainstay.

                 "Exchange Date" has the meaning set forth in Exhibit J. "Exchange Offer" means the offer by the Company, in accordance with the terms set forth in Exhibit J hereto, to exchange New Securities for the Existing Securities.

                 "Existing Securities" means the Reset Notes, the Series 2 Notes and the Subordinated Debentures.

                 "Expiration Date" has the meaning specified in Exhibit J.

                 "Governmental Rule" has the meaning specified in the definition of "Indemnification Event" in this Section 1.1.

                 "hold" means hold or beneficially own, and correlative words shall have correlative meanings.

                 "Indemnification Event" means an actual or threatened or potential claim, action, suit or proceeding against or affecting an Indemnitee that at any time results from, relates to or arises out of:

                 (i) except with respect to the matters that are subject to indemnification under Article 5 of the Registration Rights Agreement, an allegation or an adjudication (whether or not final) that any of the following violated or contravened or would violate or contravene (x) any statute, regulation, common law, equitable principle or other law, governmental rule or quasi-governmental rule (collectively, "Governmental Rule") or (y) any indenture, mortgage, bond, debenture, note or other agreement or instrument binding on or otherwise affecting the Company, Brooke or any subsidiary or other Affiliate thereof ("Violation"): (A) (I) any discussion, negotiation, agreement or understanding relating to the transactions contemplated hereby or
         (II) the consummation of any such transaction; (B) any modification, termination or abandonment of any such discussion, negotiation, agreement or understanding; or (C) any other action taken by any Indemnitee in connection with any transaction contemplated hereby or by any Prior Agreement;

                 (ii) except with respect to the matters that are subject to indemnification under Article 5 of the Registration Rights Agreement, any breach by an Indemnitor or any subsidiary or other Affiliate thereof of any agreement or understanding (including this Agreement) with an Indemnitee or any other Indemnitee relating to any transaction contemplated hereby;

                 (iii) except with respect to the matters that are subject to indemnification under Article 5 of the Registration Rights Agreement, any actual or alleged misstatement or omission of, or any other actual or alleged Violation by, the Company or Brooke or any subsidiary or other Affiliate thereof in connection with any filing under any Governmental Rule or any communication or other dissemination of information to security holders (including, without limitation, any written communications to holders of Existing Securities in connection with the Exchange Offer) or made generally available by press release or similar communication of any such parties in connection with the transactions contemplated hereby; or

         (iv) in connection with any sale of Series A Notes by a Participating Holder prior to the earlier of (i) the consummation of the A/B Exchange Offer and (ii) the effectiveness of a Shelf Registration in accordance with the Registration Rights Agreement, (x) any untrue or alleged untrue statement of a material fact contained in the Offering Circular or any filing by the Company under the Exchange Act or (y) any omission or alleged omission of a material fact required to be stated in the Offering Circular or any filing by the Company under the Exchange Act necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 "Indemnitee" has the meaning specified in Section 4.1.

                 "Indemnitor" has the meaning specified in Section 4.1.

                 "Indenture" means the Indenture, between the Company and Shawmut Bank, N.A., as trustee, substantially in the form of Exhibit C hereto, with such changes as to which the parties hereto shall agree in writing.

                 "June 1990 Agreement" has the meaning specified in Section 5.2(h).

                 "Liens" means all pledges, liens, security interests or other charges or encumbrances.

                 "Liggett" means Liggett Group Inc., a Delaware corporation.

                 "Losses and Expenses" has the meaning specified in Section 4.1.

                 "Mainstay" has the meaning specified in the preamble.

                 "New Securities" has the meaning specified in Exhibit J.

                 "New Valley" means New Valley Corporation, a New York corporation.

                 "New Valley Bankruptcy" means In re New Valley Corporation, Case No. 91-27704 NW, adjudicated in the United States Bankruptcy Court for the District of New Jersey.

                 "New Valley Class A Preferred Shares" means the $15 Class A Increasing Rate Cumulative Senior Preferred Shares, par value $0.01 per share, of New Valley.

                 "New Valley Class B Preferred Shares" means the $3 Class B Cumulative Convertible Preferred Shares, par value $0.10 per share, of New Valley.

                 "New Valley Common Shares" means the common stock, par value $0.01 per share, of New Valley.

                 "New Valley Registration Rights Agreement" means the Registration Rights Agreement, between New Valley, the Company, Brooke and Shawmut Bank, N.A., as trustee, substantially in the form of Exhibit G hereto, with such changes as to which the parties hereto shall agree.

                 "Nominee", with respect to any Participating Holder, means such Participating Holder's nominee, custodian or nominee's custodian, as applicable.

                 "NV Holdings" means New Valley Holdings, Inc., a Delaware corporation.

                 "NV Holdings Pledge Agreement" means the Pledge and Security Agreement between NV Holdings and Shawmut Bank, N.A., as trustee, substantially in the form of Exhibit E hereto, with such changes as to which the parties hereto shall agree.

                 "Offering Circular" means the Offering Circular and Consent Solicitation of the Company, to be dated the date the Exchange Offer is commenced, pursuant to which the Company will make the Exchange Offer.

                 "Operative Documents" means this Agreement, the Indenture, the Company Pledge Agreement, the NV Holdings Pledge Agreement, the Registration Rights Agreement, the New Valley Registration Rights Agreement, the Subordinated Debenture Indenture Amendment, the Reset Indenture Amendment (if applicable), the New Securities and the Acknowledgement and Undertakings attached to the Indenture, the Company Pledge Agreement and the NV Holdings Pledge Agreement.

                 "Participating Holder" has the meaning set forth in the preamble.

                 "Person" or "person" means any individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

                 "Prior Agreements" means the Exchange and Termination Agreement, the Amended Apollo Indemnification Agreement and the September 2 Icahn Agreement.

                 "Registration Rights Agreement" means the A/B Exchange and Registration Rights Agreement between the Company, Brooke and the Participating Holders, substantially in the form of Exhibit F hereto, with such changes as to which the parties hereto shall agree.

                 "Representing Party" has the meaning set forth in Section 5.1.

                 "Reset Indenture" means the Indenture, dated as of April 1, 1988, among the Company (as successor to Brooke Partners L.P.) and Brooke Capital Corp., as issuers, L Holdings Inc., as general partner, and Shawmut Bank, N.A., as successor trustee to National Westminster Bank, USA, as amended, modified or supplemented from time to time.

                 "Reset Indenture Amendment" means the Sixth Supplemental Indenture to the Reset Indenture, substantially in the form of Exhibit B-1 hereto, with such changes as to which the parties hereto may agree in writing.

                 "Reset Notes" means the Company's 13.500% Senior Subordinated Reset Notes due 1997 issued under the Reset Indenture, the interest rate on which has been reset to 16 1/8%.

                 "SEC" means the Securities and Exchange Commission.

                 "Securities Act" means the Securities Act of 1933.

                 "September 2 Icahn Agreement" means the Agreement dated as of September 2, 1994 between SHC and the Brooke Parties, as amended, modified or supplemented from time to time.

                 "Series A Notes" has the meaning specified in Exhibit J.

                 "Series 2 Indenture" means the Indenture, dated as of September 30, 1994, between the Company and Shawmut Bank, N.A., as trustee, as amended, modified or supplemented from time to time.

                 "Series 2 Notes" means the Company's 13.75% Series 2 Senior Secured Notes due 1997 issued pursuant to the Series 2 Indenture.

                 "SHC" has the meaning set forth in the preamble.

                 "Shelf Registration" has the meaning specified in the Registration Rights Agreement.

                 "Solvent", when used with respect to any Person, means, at the time of determination, that: (a) (i) the fair value of such Person's assets (both at fair valuation and at present fair saleable value) is in excess of the total amount of its known liabilities, (ii) such Person is then able and expects to be able to pay its debts as they mature (taking into account the timing and amounts of cash to be received by such Person and the amounts to be payable on or in respect of the debts of such Person) and (iii) such Person has capital sufficient to carry on its business as conducted and as proposed to be conducted, with contingent liabilities (such as, without limitation, guaranties and pension plan liabilities), being computed for the purposes of the foregoing at the amounts that, in light of all the facts and circumstances existing at the time, represent the amounts that can reasonably be expected to become actual or matured liabilities; and (b) in any case, such Person is not "insolvent" within the meaning of (i) Section 2 of the Uniform Fraudulent Transfer Act or Uniform Fraudulent Consequence Act of any applicable jurisdiction (and, with respect to such Act, is not properly to be presumed to be insolvent under Section 2(b) thereof), (ii) Section 101 of Title 11 of the United States Code or (iii) any comparable law or regulation applicable in the circumstances.

                 "Specified Persons" has the meaning specified in Section 4.1.

                 "Subordinated Debentures" means the Company's 14.500% Subordinated Debentures due 1998 issued pursuant to the Subordinated Debenture Indenture.

                 "Subordinated Debenture Indenture" means the Indenture, dated as of April 1, 1988, among the Company (as successor to Brooke Partners L.P.) and Brooke Capital Corp., as issuers, L Holdings Inc., as general partner, and First Trust National Association, as trustee, as amended, modified or supplemented from time to time.

                 "Subordinated Debenture Indenture Amendment" means the Sixth Supplemental Indenture to the Subordinated Debenture Indenture, substantially in the form of Exhibit B-2 hereto, with such changes as to which the parties hereto shall agree in writing.

                 "Tortoise" has the meaning set forth in the preamble.

                 "Trustee" means Shawmut Bank, N.A. in its capacity as trustee under the Indenture.

                 "Violation" has the meaning specified in the definition of "Indemnification Event" in this Section 1.1.

                 Section 1.2 Usage. As used herein, references to Articles, Sections and Exhibits are to articles and sections hereof and exhibits hereto, references to a Person are also references to its successors and assigns, references to a document are to it as amended, waived and otherwise modified from time to time, references to a statute or another governmental rule are to it as amended and otherwise modified from time to time, and the word "including" and correlative words shall be deemed to be followed by "without limitation" if not followed by such words or words of like import. The definitions set forth in Section 1.1 are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined. The headings of Articles and Sections and the table of contents relating hereto have been included solely for convenience of reference and shall not have any effect on the construction hereof.

                                  ARTICLE 2
                                   EXCHANGE

                 Section 2.1 Agreement of Each Participating Holder to Exchange. Upon the terms and subject to the conditions hereof, (i) on or before the Expiration Date, each Participating Holder shall tender and not withdraw all Existing Securities beneficially owned by such Participating Holder pursuant to and in compliance with the Exchange Offer and (ii) on or before the Exchange Date, each Participating Holder shall execute and deliver each of the Operative Documents to which such Participating Holder is an intended party other than any Operative Document executed and delivered on the date hereof.

                 (a) Conditions to Acceptance of Exchange Offer. The obligation of each Participating Holder to accept the Exchange Offer shall be subject to the satisfaction or waiver by such Participating Holder of each of the following conditions precedent on or before the Expiration Date:

                 (i) Accuracy of Representations; Compliance with Covenants. Each of the representations and warranties of the Company and Brooke contained herein or in the Registration Rights Agreement shall be true and correct in all material respects on the Expiration Date (except those explicitly stated to be made as of an earlier date) as if made on such date (except for the failure of any representation contained in Section 5.2(a) to be true and correct because of any default occurring after the date hereof under the Reset Indenture and except, with respect to Section 5.2(a) only, as affected by the transactions contemplated hereby) and neither the Company nor Brooke shall be in material breach of any of its covenants contained herein or in the Registration Rights Agreement.

                 (ii) No Litigation. There shall not be threatened, instituted or pending, by any governmental agency or other governmental regulatory or administrative agency or commission, any action or proceeding before, and no injunction, order, or decree shall have been issued by, any court or governmental agency or other governmental regulatory or administrative agency or commission seeking to restrain or prohibit the consummation of the Exchange Offer.
                 (iii) No Material Adverse Change. There shall not have occurred, since the date hereof, a material adverse change to the business, assets, financial condition, operations or prospects of the Company and its Subsidiaries, taken as a whole.

                 (iv) Other Participating Holders. Each other Participating Holder shall have tendered to the Company pursuant to the Exchange Offer, and not withdrawn, all Existing Securities held by such Participating Holder. Without limiting the foregoing, all Existing Securities identified in Section 5.1(c) shall have been tendered to the Company and not withdrawn pursuant to the Exchange Offer.

                 (v) Qualification of Trust Indenture. The Indenture shall have been duly qualified under the Trust Indenture Act of 1939, as amended.

                 (vi) Limited Procedures Letters. Each Participating Holder shall have received from the independent auditors of the Company and New Valley limited procedures letters with respect to the Exchange Offer documents covering matters customarily covered in such letters, in form and substance reasonably satisfactory to such Participating Holder.

                 (vii) Filing of Exchange Offer Registration Statement. The Company shall have failed to file the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) on or before the Filing Date (as defined in the Registration Rights Agreement) unless any injunction, order or decree shall have been issued by any court or governmental agency or other governmental regulatory or administrative agency or commission seeking to restrain or prohibit such filing or the consummation of the Exchange Offer.

                 (b) Execution of Operative Documents. The obligation of each Participating Holder to execute and deliver Operative Documents as contemplated by the first paragraph of this Section 2.1 shall be subject to the satisfaction or waiver by such

Participating Holder of each of the following conditions precedent on or before the Exchange Date:

                 (i) Execution of Operative Documents. Each of the Operative Documents (other than the Reset Indenture Amendment and, except for execution and delivery by the Company and the Participating Holders, the Subordinated Debenture Indenture Amendment) shall have been duly executed and delivered by each intended party thereto (other than such Participating Holder).

                 (ii) Closing Documents. Each of the Participating Holders shall have received certified copies of the charter and by-laws (or equivalent documents) of each Brooke Party and each Affiliate thereof (other than Bennett S. LeBow) intended to be a party to any Operative Document, and of all corporate authority for each such Person with respect to the execution, delivery and performance of such of the Operative Documents to which such Person is intended to be a party and such other customary closing documents as such Participating Holder may reasonably request.

                 (iii) Opinions of Counsel to the Brooke Parties. Each of the Participating Holders shall have received (i) an opinion, dated the Exchange Date, of Marc Bell, General Counsel of the Company, substantially in the form of Exhibit H hereto and (ii) an opinion, dated the Exchange Date, of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Company, substantially in the form of Exhibit I hereto; provided that any of the matters covered in such opinion of Marc Bell may instead be covered in such opinion of Milbank, Tweed, Hadley & McCloy.

                 (iv) Date of Exchange. The Exchange Date shall have occurred on or before January 30, 1996, unless the failure of the Exchange Date to occur by such date is attributable to the failure by such Participating Holder to perform its obligations hereunder.

                 (v) Reset Notes. Either (x) the holders (other than Brooke or any transferee thereof) of not less than a majority of the aggregate unpaid principal amount of the Reset Notes that are entitled to vote shall have tendered such Reset Notes to the Company in accordance with the Exchange Offer and shall have executed the Reset Indenture Amendment or (y) the Company shall have delivered an irrevocable notice to the trustee under the Reset Indenture to redeem the Reset Notes in full.

                 Section 2.2. Agreement by the Company to Make and Consummate the Exchange Offer. Upon the terms and subject to the following conditions (i) through (vii) (each of which may be waived by the Company), the Company shall
(A) make the Exchange Offer and accept all Existing Securities tendered in accordance with the terms thereof and (B) execute and deliver, and cause each of its Subsidiaries to execute and deliver and use its best efforts to cause each of its Affiliates to execute and deliver each of the Operative Documents to which the Company or any such Subsidiary or Affiliate is an intended party or signatory:

                 (i) Accuracy of Representations; Compliance with Covenants. Each of the representations and warranties of the Participating Holders contained herein shall be true and correct in all material respects and no Participating Holder shall be in breach of any of its covenants contained herein.

                 (ii) No Litigation. There shall not be threatened, instituted or pending, by any governmental agency or other governmental regulatory or administrative agency or commission, any action or proceeding before, and no injunction, order, or decree shall have been issued by, any court or governmental agency or other governmental regulatory or administrative agency or commission seeking to restrain or prohibit the consummation of the Exchange Offer.

                 (iii) Illegality. The making and consummation of the Exchange Offer shall not violate any Governmental Rule.

                 (iv) Other Participating Holders. Each Participating Holder and each assignee thereof shall have tendered all Existing Securities held by such Participating Holder in accordance with the terms of the Exchange Offer. Without limiting the foregoing, all Existing Securities identified in Section 5.1(c) shall have been tendered to the Company and not withdrawn pursuant to the Exchange Offer.

                 (v) Operative Documents. On or before the Exchange Date, each party to the Operative Documents (other than the Company or any Affiliate thereof) shall have duly executed and delivered each Operative Document to which such Person is intended to be a party.

                 (vi) Qualification of Trust Indenture. The Indenture shall have been duly qualified under the Trust Indenture Act of 1939, as amended.

                 (vii) Date of Exchange. The Exchange Date shall have occurred on or before January 30, 1996, unless each of the conditions set forth in clauses (i) through (vi) of this Section 2.2 shall have been satisfied on or prior to such date or unless the failure of the Exchange Date to occur by such date is attributable to the failure of any Brooke Party to perform its respective obligations hereunder or under the Registration Rights Agreement.

                 Section 2.3. Payment of Legal Expenses. If the Exchange Offer is not consummated for any of the following reasons:

                 (i) any representation or warranty made by the Company or Brooke in Section 5.2 shall prove to have been false in any material respect as of the time made;

                 (ii) the Company or Brooke shall have failed to comply in any material respect with any of its agreements contained herein or any of its agreements contained in the Registration Rights Agreement;

                 (iii) the Company or Brooke shall have failed to deliver or cause to be delivered any of the Closing Documents required to be delivered pursuant to Section 2.1(b) (unless said failure shall occur because of a change of circumstances (other than a change of circumstances caused solely by the Company or any of its Affiliates) since the date hereof or a failure of any of the conditions set forth in clauses (i) through (vii) of Section 2.2); or

                 (iv) counsel to the Company shall not have delivered any of the opinions required to be delivered pursuant to
                          Section 2.1(c) (unless said failure shall occur because of a change of circumstances (other than a change of circumstances caused solely by the Company or any of its Affiliates) since the date hereof or a failure of any of the conditions set forth in clauses
                          (i) through (vii) of Section 2.2);

then, the Company shall promptly compensate the Participating Holders, in immediately available funds, for certain expenses as follows:

                 (a) The Company shall reimburse Apollo Advisors, L.P. and Lion Advisors, L.P. (divided into equal amounts), on behalf of the Apollo Holders and certain related persons, $1,000,000;

                 (b) The Company shall reimburse Tortoise, on behalf of Tortoise, SHC and certain related persons, $1,000,000; and

                 (c)      The Company shall reimburse Mainstay $75,000.


                                   ARTICLE 3
                               CERTAIN AGREEMENTS

                 Section 3.1. Prior Agreements. The parties hereto that are parties to any Prior Agreement hereby confirm that such Prior Agreement remains in full force and effect, except that such parties agree that the following provisions of the following Prior Agreements are hereby terminated as of the Exchange Date (subject to the condition that the Exchange Offer shall have been consummated): (i) Sections 2.1.3, 2.1.5, 2.1.6, 2.1.7, 2.3 and 3.1 of the
September 2 Icahn Agreement, including the related provisions of the amendments and supplements thereto and the agreements of Bennett S. LeBow appended thereto; (ii) Sections 2.14, 2.15, 2.16 and 2.17 of the Exchange and Termination Agreement and the related provisions of the Agreement and Undertaking of Bennett S. LeBow and NV Holdings relating thereto.

                 Section 3.2. Delivery of Certain Information as to the Company. For so long as any Participating Holder continues to hold any New Securities, the Company shall provide to such Participating Holder (i) in a timely manner, audited annual and unaudited quarterly consolidated financial statements for the Company and its subsidiaries in such scope as regularly required to be provided under the Indenture pursuant to Section 4.10 thereof to the Trustee thereunder, together with corresponding consolidating financial statements prepared in accordance with generally accepted accounting principles, (ii) promptly after the giving or receipt thereof by the Company, copies of any notice or other communication given under Section 13.02 (or any other provision) of the Indenture, Section 6.02 of the Company Pledge Agreement or Section 6.02 of the NV Holdings Pledge Agreement and (iii) promptly after the provision thereof to the Trustee, copies of any opinions, appraisals or similar documents provided to the Trustee as contemplated by Section 4.20 of the Indenture.

                 Section 3.3. Agreement as to Restricted Payments. From the date hereof until the earlier of (x) the Exchange Date and (y) the date on which the Company or any Participating Holder has elected, in accordance with the terms hereof, to not consummate the Exchange, the Company agrees to comply with Section 4.03 of the form of Indenture attached as Exhibit C hereto; provided that from November 1, 1995 until December 31, 1995, the Company may make Restricted Payments (as defined in the Indenture) in an amount up to but not exceeding $1,500,000.

                 Section 3.4.  Transactions between the Company and Brooke.
For so long as any Participating Holder shall hold any New Securities, the Company shall (i) maintain timely, accessible records of any payments made by the Company or any of its Subsidiaries to Brooke (other than Restricted Payments made in accordance with Section 4.03 of the Indenture) including, without limitation, a copy of each invoice against which each such payment was made or the appropriate payroll records, (ii) upon the reasonable request of any Participating Holder made upon reasonable intervals, permit a representative of such Participating Holder to inspect, audit and/or photocopy such records and (iii) provide such other information regarding such payment to any Participating Holder as such Participating Holder may reasonably request, including, without limitation, the purpose of any such payment.

                 Section 3.5. Exchange Offer. The Company agrees to make and consummate the Exchange Offer materially in accordance with all applicable laws.

                 Section 3.6. Redemption of Reset Notes. The Company agrees that if, on or before the Exchange Date, the holders of less than a majority of the aggregate unpaid principal amount of the Reset Notes shall have validly tendered and not withdrawn such Reset Notes pursuant to the Exchange Offer and all other conditions precedent to the obligation of the Company to consummate the Exchange Offer shall have been satisfied or waived (other than as contemplated by Section 3.7), the Company shall deliver an irrevocable notice to the trustee under the Reset Indenture to redeem the Reset Notes in full.

                 Section 3.7. Redemption of Series 2 Notes. The Company agrees that if fewer than 100% of the Series 2 Notes are validly tendered and not withdrawn pursuant to the Exchange Offer and all conditions precedent to the obligation of the Company to consummate the Exchange Offer shall have been satisfied or waived (other than as contemplated by Section 3.6 and other than the condition that 100% of the Series 2 Notes shall have been so tendered and not withdrawn), the Company shall redeem such Series 2 Notes not so tendered prior to the Exchange Date, provided that each Participating Holder and each assignee thereof shall have waived any rights to have the Series 2 Notes held by such Participating Holder or any such assignee redeemed in connection with such redemption.

                 Section 3.8. Offering Circular. Except as required by applicable law and except as set forth in the draft Offering Circular dated November 21, 1995, the Company agrees that it shall not include any references to any Participating Holder in any offering circular delivered in connection with the Exchange Offer without the consent of such Participating Holder. Except as required by applicable law, the Company will not make any material changes to the draft Offering Circular dated November 21, 1995 without providing each original Participating Holder a reasonable opportunity to review such changes and comment thereon. Consent pursuant to the second preceding sentence shall be presumed to have been received from such Participating Holder unless such Participating Holder objects within three business days of receipt by such Participating Holder of any such proposed change.

                 Section 3.9. Amendments and Supplements of the Offering Circular. Prior to the earlier of (i) the consummation of the A/B Exchange Offer and (ii) the effectiveness of a Shelf Registration in accordance with the Registration Rights Agreement, upon the happening of any event or any information becoming known that requires the making of any changes in the Offering Circular or any filing by the Company under the Exchange Act, so that the Offering Circular will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (in each case, a "Disclosure Event"), the Company shall (A) notify the Participating Holders to such effect, and (B) as promptly as practicable prepare, and if applicable file with the SEC, an amendment or supplement to the Offering Circular or such filing under the Exchange Act or file any other document under the Exchange Act or provide the Participating Holders with additional written information so that the Offering Circular as amended or supplemented, collectively with such filings with the SEC or such additional written information, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company shall, if applicable, file such amendment or supplement or provide such other document no later than the date the Company or any Affiliate thereof has made any similar filing with the SEC. Notwithstanding the foregoing, the Company may postpone for a reasonable period
(x) preparation of any amendment or supplement to the Offering Circular, (y) any filing under the Exchange Act, or (z) providing such additional written information to the Participating Holders, if in the good faith opinion of its Board of Directors any such action would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require the Company to make public disclosure of information the public disclosure of which would have a material adverse effect upon the Company; it being understood that notification by the Company to the Participating Holders that the Offering Circular or any filing under the Exchange Act is not current pursuant to this Section 3.9 shall relieve the Company of all liability relating to the Disclosure Event causing such notification to the Participating Holders with respect to their subsequent use of the Offering Circular or any such filing under the Exchange Act. The Company represents and warrants to each Participating Holder that, as of the date hereof, there is no transaction or information of the type specified in the last sentence of 2.3.1(k) of the Registration Rights Agreement.

                 Section 3.10. The Offer. Provided that neither of the conditions set forth in clauses (ii) or (iii) of Section 2.2 shall have failed to be satisfied, the Company agrees that it shall use its reasonable best efforts to commence (within the meaning of Rule 14d-2 under the Exchange Act) as promptly as practicable after the date hereto, but in no event later than ten business days after the date hereof, the Exchange Offer.

                                   ARTICLE 4
                                INDEMNIFICATION

                 Section 4.1. Basic Obligations of Indemnification. Subject to Section 4.2, the Company and Brooke (each, an "Indemnitor") shall: (i) indemnify, defend and hold harmless each Participating Holder, Apollo Investment Fund, L.P., Apollo Advisors, L.P., Lion Advisors, L.P., Altus Finance, SHC, MacKay-Shields Financial Corporation and their Affiliates and any investment funds managed thereby ("Specified Persons"), the respective partners, stockholders, directors, officers, agents (including Nominees), attorneys and employees of the Specified Persons and each other person, if any, directly or indirectly controlling the Specified Persons and the successors and assigns of the foregoing (including transferees and pledgees of the New Securities) (each, "Indemnitee") from and against all losses, claims, damages, liabilities and reasonably incurred expenses incurred at any time by such Indemnitee (including reasonably incurred fees and disbursements of counsel) that result from, are related to or arise out of an Indemnification Event ("Losses and Expenses"); and (ii) reimburse such Indemnitee for all reasonably incurred expenses (including reasonably incurred fees and disbursements of counsel) as they are incurred by such Indemnitee in connection with investigating, preparing or defending any claim, action, suit or proceeding in respect of which indemnification may be sought hereunder to which the Indemnitee is or may become a party.

                 The obligations of the Indemnitors under this Article 4 shall be joint and several.

                 Section 4.2. Exceptions to Obligations of Indemnitor. No Indemnitor shall be responsible for any Losses or Expenses pursuant to Section
4.1 to the extent that: (i) such Losses or Expenses are finally judicially determined to have resulted from the willful misconduct or gross negligence of such Indemnitee or from any untrue statement of a material fact, or omission of a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading, by such Indemnitee in the Operative Documents or in any information furnished in writing to the Indemnitor expressly for inclusion in any offering circular, registration statement or other filing prepared in connection with the Exchange Offer, (ii) in the case of clause (iv) of the definition of "Indemnification Event", such Losses or Expenses result from an untrue or alleged untrue statement or omission or alleged omission made in the Offering Circular or any filing by the Company under the Exchange Act after the Company or Brooke shall have given the Participating Holders specific notice of a Disclosure Event pursuant to Section
3.9. or (iii) such Losses or Expenses constitute losses on the investment in or the disposition of an interest in the Company or any Affiliate thereof held by such Indemnitee, except to the extent that any such disposition results from, is related to or arises out of any settlement, compromise or other resolution of an Indemnification Event and the loss on such disposition is one which, in the absence of such disposition, would nevertheless have been incurred by the Indemnitee and for which indemnification would have been available under this
Article 4.

                 Section 4.3. Settlement of Claims. No Indemnitor shall, without the prior written consent of the applicable Indemnitee (not to be unreasonably withheld, delayed or conditioned), settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification has been sought hereunder (whether or not any Indemnitee is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent: (i) includes an unconditional release of each Indemnitee from all liability arising out of such claim, action, suit or proceeding; and (ii) has no material adverse effect on any Indemnitee, it being understood that a settlement, compromise or consent involving injunctive relief binding upon an Indemnitee shall be presumed to have such a material adverse effect.

                 Section 4.4. Indemnification Procedures. Promptly after receipt by an Indemnitee of notice of any complaint or the commencement of any claim, action, suit or proceeding with respect to which indemnification is being sought hereunder, such Indemnitee shall notify each Indemnitor in writing of such complaint or of the commencement of such claim, action, suit or proceeding, but failure so to notify shall relieve such Indemnitor from any liability which such Indemnitor may have hereunder only if and to the extent that such failure results in the forfeiture by such Indemnitor of substantial rights and defenses (or otherwise substantially prejudices the Indemnitor) and shall not in any event relieve such Indemnitor from any other obligation or liability that such Indemnitor may have to any Indemnitee otherwise than under this Article 4. If such Indemnitor so elects or is requested by such Indemnitee, such Indemnitor shall assume the defense of such claim, action, suit or proceeding, including the employment of counsel reasonably satisfactory to the applicable Participating Holders and the payment of the reasonable fees and disbursements of such counsel. Such Indemnitee shall not be entitled to reimbursement of any further fees and disbursements of counsel during the assumption of the defense of such action by the Indemnitor as aforesaid, unless
(i) such Indemnitee or the applicable Participating Holders reasonably determine in their judgment that having common counsel would present such counsel with a conflict of interest, or (ii) the defendants in or targets of any such claim, action, suit or proceeding include both an Indemnitee and such Indemnitor, and such Indemnitee reasonably determines that there may be legal defenses available to it or other Indemnitees that are substantively different from or in addition to those available to such Indemnitor. In the foregoing events or if the Indemnitor fails to assume the defense of the claim, action or proceeding or to employ counsel reasonably satisfactory to such Indemnitee, in any such case in a timely manner, such Indemnitee may employ separate counsel to represent or defend it in any such claim, action, suit or proceeding, and the Indemnitors shall pay the reasonably incurred fees and disbursements of such counsel in accordance with the terms of this Article 4; provided, however, that such counsel to the Indemnitee under this sentence shall be, to the extent reasonably practicable, the same counsel in each jurisdiction as that employed by other Indemnitees pursuant to this sentence.

                 The Indemnitors and each Indemnitee shall cooperate fully with each other and each other's counsel in connection with any claim, action, suit or proceeding with respect to which indemnification is sought hereunder.

                 Section 4.5. Contribution. If any indemnification or reimbursement sought by an Indemnitee pursuant to this Article 4 is held by a court to be unavailable for any reason other than as specified by the terms hereof, the Indemnitors, on the one hand, and the relevant Indemnitees, on the other hand, shall contribute to the Losses and Expenses for which such indemnification or reimbursement is held unavailable in such proportion as is appropriate: (i) to reflect such parties' relative fault in connection with such Indemnification Event; and (ii) if the allocation referred to in clause (i) is held by such court to be unavailable for any reason, to reflect a fair and equitable allocation as determined by such court; provided, however, that in any event the aggregate contribution of all Indemnitees to all Losses and Expenses with respect to which contribution is available hereunder shall not exceed the fair value of all Indemnitees' interests in the Company (to be determined by the court by reference to the person or persons to which the Indemnification Event relates) at the time of such Indemnification Event minus the aggregate cost thereof.

                 Section 4.6. Cumulative Rights. The rights of an Indemnitee hereunder shall be in addition to any other rights that any Indemnitee may have under any statute, at common law, by contract (including the Amended Apollo Indemnification Agreement and the Exchange and Termination Agreement) or otherwise. If, for any reason, any such right hereunder is not available to any Indemnitee, any such other rights shall not be affected thereby. Notwithstanding anything in this Agreement to the contrary, an Indemnitee shall not be entitled to receive duplicate indemnification or contribution for the same Losses or Expenses (except to the extent that they are incurred more than once).


                                   ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES

                 Section 5.1. Representations and Warranties of Each Party. Each Participating Holder hereby represents and warrants to each Brooke Party, and (in the case of Sections 5.1(a) and 5.1(b)) each Brooke Party hereby represents and warrants to each Participating Holder and SHC, as follows (with the party making such representation being sometimes referred to herein as the "Representing Party"):

                 (a) Authorization and Non-Contravention. Such Representing Party has duly authorized by all necessary action the execution, delivery and performance of this Agreement and each of the other Operative Documents to which it is or will be a party, and neither the execution and delivery thereof nor the consummation of the transactions contemplated hereby and thereby nor the compliance herewith and therewith does or will (i) require any approval of its stockholders or partners or any approval or consent of any trustee or holders of any of its debt or obligations (other than the Existing Securities), except such as have been duly obtained, (ii) contravene any Governmental Rule applicable to or binding on it or any of its properties if such contravention would have a material adverse effect on its financial condition, business or operations or its ability to perform any of its material obligations under any such document or (iii) except as disclosed to the Participating Holders in the draft Offering Circular with respect to the Reset Notes, contravene or result in any breach of or constitute any default under, or result in the creation of any Lien (except as contemplated by the Operative Documents) upon any of its property under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, loan or credit agreement, charter, by- law, partnership agreement or other agreement or document to which it is a party or by which it or any of its properties are bound or affected.

                 (b) Enforceability. Such Representing Party has duly executed and delivered this Agreement, and this Agreement is, and when executed and delivered each other Operative Document to which such Representing Party is to be a party will be, its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                 (c)      Ownership of Debt Securities.

                 (i) Each Participating Holder beneficially owns, as of the date hereof, Series 2 Notes and Subordinated Debentures, free and clear of any Lien not previously disclosed to the Company or other option or right to acquire the same, in an aggregate principal amount equal to the amount set forth opposite its name in the table below:

         Participating
            Holder                        Series 2 Notes                 Subordinated Debentures
         -------------                    --------------                 -----------------------
         AIF II                            $31,878,000                          $20,250,000
         Artemis                           $20,610,000                          $20,250,000
         Tortoise                          $33,374,000                          $60,875,000
         Mainstay                          $ 5,217,000                          $10,345,000

                 (ii) Except as set forth in Section 5.1(c)(i) no Participating Holder owns any Debt of the Company.


                 (iii) Without the consent of the Company, each Participating Holder will not, prior to the Exchange, directly or indirectly, convey, sell, transfer, assign or otherwise dispose of any Debt of the Company that it owns unless the transferee thereof agrees to be bound by this Agreement, pursuant to a written agreement reasonably satisfactory to the Company, to the same extent as such Participating Holder.

                 (d) Confidentiality. Each Participating Holder agrees (on behalf of itself and each of its directors, officers, employees, representatives and affiliates controlled by it) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound business practices, any non-public information supplied to it by the Company or any of its Affiliates pursuant to this Agreement that is identified by such Person as being confidential at the time the same is delivered to such Participating Holder, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any of the Participating Holders, (iii) to auditors or accountants engaged by the Participating Holders, (iv) to any other Participating Holder,
         (v) in connection with any litigation to which any one or more of the Participating Holders is a party or (vi) to a subsidiary or affiliate of such Participating Holder, or any investment funds managed thereby, the respective partners, stockholders, directors, officers and agents (including Nominees) of such person and each other person, if any, controlling such persons, and the successors and assigns of the foregoing.

                 In connection with any confidential information provided to the Participating Holders pursuant to this Agreement, the Company shall use its reasonable best efforts to advise the Participating Holders whether any information to be provided is likely to include material, non-public information with regard to any company whose securities are publicly traded and afford the Participating Holders an opportunity to elect not to receive any such material, non-public information in connection with the exercise of their rights under this Agreement.

                 (e) Acquisition of Securities. (i) Any New Securities received by such Participating Holder will be acquired in the ordinary course of its business, (ii) at the time of the consummation of the Exchange Offer, such Participating Holder will have no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the New Securities and
         (iii) such Participating Holder is not an Affiliate of the Company (within the meaning of the Securities Act), provided that this representation shall not be deemed to limit the transferability of the Existing Securities or the exercise of the rights of the Participating Holders under the Registration Rights Agreement.

                 Section 5.2. Representations and Warranties of the Company and Brooke. The Company and Brooke each represents and warrants to each Participating Holder as follows:

                 (a) Absence of Brooke and the Company Debt Defaults. There is no continuing "Event of Default" under any Existing Indenture, and no material default has occurred and is continuing under any other instrument evidencing Debt of Brooke or Liggett's debt indenture.

                 (b) Financial Statements. Brooke, the Company and Liggett have each previously delivered to the Participating Holders copies of its individual and consolidating financial statements for the annual periods ending December 31, 1994 and 1993 and quarterly statements for the first two calendar quarters of 1995, which have been prepared in accordance with generally accepted accounting principles consistently applied or, in the case of interim financial statements, in accordance with the requirements of Form 10-Q under the Exchange Act.

                 (c) Accuracy of Information. All written information furnished to the Participating Holders by Brooke or the Company in connection with their evaluation of the transactions contemplated hereby is, taken as a whole, true and correct in all material respects, including the Debt Schedule of the Company attached as Exhibit A.

                 (d) Solvency. Each Brooke Party, NV Holdings, New Valley, Liggett and BOL is and after giving effect to the Exchange, will be Solvent.

                 (e) Assets Owned by BOL. BOL owns directly or indirectly substantially all of Brooke's direct and indirect current interests in business operations and properties in the former Soviet Union.

                 (f) Equity Ownership. Brooke owns all the Equity Ownership of the Company. The Company owns all the Equity Ownership of NV Holdings, of BOL and of Liggett free and clear of any Lien other than the Lien of the NV Holdings Pledge Agreement and the Company Pledge Agreement. NV Holdings owns, as of the date hereof, 618,326 of the New Valley Class A Preferred Shares and 79,399,254 of the New Valley Common Shares, free and clear of any Lien but subject to (i) the Lien of the Pledge Agreement and (ii) outstanding options held by Pacific Asset Holdings, L.P. and M.D.C. Western Corporation Inc. to purchase an aggregate of 9,000,000 of such New Valley Common Shares pursuant to Option Agreements dated as of May 7, 1987, as amended (true and correct copies of which have been delivered to the Participating Holders); and neither Brooke nor the Company nor any subsidiary of either thereof owns, as of the date hereof, any other Equity Ownership of New Valley, except that the Company owns, as of the date hereof, 394,975 of the New Valley Common Shares and 250,885 of the New Valley Class B Preferred Shares free and clear of any Lien but subject to the Lien of the Pledge Agreement. There are outstanding as of the date hereof 1,107,566 New Valley Class A Preferred Shares, and there were outstanding as of September 30, 1995 191,601,437 New Valley Common Shares and 2,790,776 New Valley Class B Preferred Shares, and no material change has occurred since September 30, 1995 in the equity capitalization (including any convertible or exchangeable securities, options, warrants or other equity interests) of New Valley from that described in the Form 10-Q of New Valley for the period ended on such date.

                 (g) NV Holdings. NV Holdings has no material assets other than as described in Section 5.2(f) and has no material liabilities other than pursuant to the Operative Documents to which it is a party.

                 (h) June 1990 Agreement. The Company has caused a true and correct copy to be furnished to each Participating Holder of the Agreement dated as of June 29, 1990 by and among Liggett, Liggett & Myers Tobacco Company, Eve Holdings Inc., Harrington Holdings Inc., Impel Marketing Inc., Chesterfield Assets, Inc. and BGI Subsidiary Corp. (the "June 1990 Agreement"). There has been no amendment or modification, whether or not in writing, of the June 1990 Agreement, and there is no other material tax sharing agreement or arrangement, whether or not in writing, among the affiliated group of corporations of which Brooke is the common parent other than the Agreement dated as of October 27, 1986 by and among B.S. Lebow, Inc., L Holdings Inc. and Liggett Group Inc., which is effective only with respect to the taxable years preceding 1990 and with respect to which no further amounts are or could be payable. The net operating loss, capital loss and tax credit carryovers utilizable by all the direct or indirect subsidiaries of the Company for purposes of determining the amount due under the June 1990 Agreement in the aggregate does not exceed $56,000,000, $0 and $0, respectively.

                 (i) Authorization and Non-Contravention. Each Affiliate of each Brooke Party intended to be a party to any Operative Document has duly authorized by all necessary action the execution, delivery and performance of each of the Operative Documents to be executed and delivered by it, and neither its execution and delivery thereof nor its consummation of the transactions contemplated hereby and thereby nor its compliance herewith and therewith does or will (i) require any approval of its stockholders or any approval or consent of any trustee or holders of any of its debt or obligations, except as have been duly obtained or disclosed to the Participating Holders in the draft Offering Circular with respect to the Reset Notes, (ii) contravene any Governmental Rule applicable to or binding on it or any of its properties if such contravention would have a material adverse effect on its financial condition, business, operations or prospects or its ability to perform any of its material obligations under any such document or (iii) except as disclosed to the Participating Holders in the draft Offering Circular with respect to the Reset Notes, contravene or result in any breach of or constitute any default under, or result in the creation of any Lien (except as contemplated by the Operative Documents) upon any of its property under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, loan or credit agreement, charter, by-law or other agreement or document to which it is a party or by which it or any of its properties are bound or affected (including in the case of New Valley, any order, judgment or agreement related to the New Valley Bankruptcy).

                 (j) Enforceability. When executed and delivered, each Operative Document to which any Affiliate of a Brooke Party is to be a party will be its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                 (k) Ownership of Debt Securities. As of the date hereof, Brooke owns $13,705,000 of Subordinated Debentures, and no other Affiliate or Associate of either the Company or Brooke owns any Reset Notes or Subordinated Debentures. Concurrently with the consummation of the Exchange Offer, Brooke shall tender such Subordinated Debentures and any other Existing Securities held by such Brooke at such time to the Company for cancellation and the Company shall promptly cancel such Existing Securities.

                 (l) Merger of Brooke Capital Corp. Prior to the date hereof, Brooke Capital Corp., a Delaware corporation, was merged with and into the Company.

                                   ARTICLE 6
                                 MISCELLANEOUS

                 Section 6.1. Publicity. Neither the Brooke Parties nor the Participating Holders, directly or indirectly, shall make any press release or other public announcement relating to the transactions contemplated hereby without affording the others a reasonable opportunity to comment thereon and without the written consent of the others, except as is otherwise required by law or Governmental Rule.

                 Section 6.2. Amendments. No amendment or waiver of any provision of this Agreement nor any consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                 Section 6.3. No Waiver; Remedies. No failure on the part of any party to this Agreement to exercise, and no delay in exercising, any right thereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies therein provided are cumulative and not exclusive of any remedies provided by law.

                 Section 6.4. Parties Entitled to Benefit, etc. This Agreement shall be binding upon, and inure to the benefit of, the respective successors of the parties hereto. All the understandings, covenants and agreements contained herein are solely for the benefit of such parties and their respective successors and permitted assigns, and there are no other Persons that are intended to be benefitted by, or entitled to enforce, any provision of this Agreement except as expressly provided herein.

                 Section 6.5. Transfer and Assignment. No party to this Agreement may transfer or assign its rights or obligations hereunder to any Person, except any Participating Holder may assign such rights in connection with a disposition of Existing Securities by such Participating Holder permitted by Section 5.1(c)(iii).

                 Section 6.6. Notices, etc. All notices, consents and other communications provided for hereunder shall be in writing (including facsimile, telegraphic or cable communication) and telecopied, telegraphed, telexed, cabled or delivered, (x) (i) if to the Company, to it c/o Brooke Group Ltd., 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131, attention: Bennett S. LeBow, telecopy (305) 579-8001, with a copy to Milbank, Tweed, Hadley & McCloy, 1 Chase Manhattan Plaza, New York, New York 10005, attention: Michael L. Hirschfeld, telecopy (212) 530-5219, (ii) if to Brooke, to 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131, attention: Bennett S. LeBow, telecopy
(305) 579-8001, with a copy to Milbank, Tweed, Hadley & McCloy, 1 Chase Manhattan Plaza, New York, New York 10005, attention: Michael L. Hirschfeld, telecopy (212) 530-5219, (iii) if to AIF II, to it c/o Apollo Advisors, L.P., 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067, attention:
Michael D. Weiner, telecopy (310) 201-4166, with a copy to Sidley & Austin, 875 Third Avenue, New York, New York 10022, attention: Myles C. Pollin, telecopy
(212) 906-2021; (iv) if to Artemis, to it c/o Lion Advisors, L.P., 2 Manhattanville Road, Purchase, New York 10577, attention: Tony Tortorelli, telecopy (914) 694-8032, with a copy to Sidley & Austin, 875 Third Avenue, New York, New York 10022, attention: Myles C. Pollin, telecopy (212) 906-2021, (v) if to Tortoise, to Icahn Associates, 114 West 47th Street, New York, New York, 10036, attention: Mark Rachesky, telecopy (212) 768-0542, with a copy to Gordon Altman Butowsky Weitzen Shalov & Wien, 114 West 47th Street, New York, New York 10036, attention: Marc Weitzen, telecopy (212) 626-0799, (vi) if to SHC, to Icahn Associates, 114 West 47th Street, New York, New York, 10036, attention:
Mark Rachesky, telecopy (212) 768-0542, with a copy to Gordon Altman Butowsky Weitzen Shalov & Wien, 114 West 47th Street, New York, New York 10036, attention: Marc Weitzen, telecopy (212) 626-0799, and (vii) if to Mainstay, to c/o MacKay-Shields Financial Corporation, 9 West 57th Street, New York, New York 10019, attention: Jeffry Platt, telecopy (212) 935-1359, with a copy to Kleinberg, Kaplan, Wolff & Cohen, P.C., 551 Fifth Avenue, New York, New York, 10176, attention: Fredric Kleinberg, telecopy (212) 986-8866, or (y) at such other address as shall be designated by any such party in a written notice to the other parties. All such notices, consents and communications shall, when telecopied, telegraphed, telexed or cabled, be effective when received.

                 Section 6.7. Payments. All payments hereunder shall be made by wire transfer of immediately available funds to a bank account in the United States specified, by reasonable prior notice given to the payor in connection with the payment in question.

                 Section 6.8. Further Assurances; Cooperation. At any time and from time to time, the parties hereto shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as is reasonably necessary to cause the Exchange to occur and to enable the parties hereto to exercise and enforce their respective rights and remedies hereunder.

                 Section 6.9. Execution in Counterparts. This Agreement may be executed in any number of counterparts or in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. One or more counterparts of this Agreement (or portions hereof) may be delivered via facsimile, with the intention that they shall have the same effect as an original counterpart hereof (or such portions hereof). All signatures need not be on the same counterpart.

                 Section 6.10. Entire Agreement; Severability of Provisions. This Agreement, together with the other Operative Documents, contains the entire agreement of the parties hereto and, subject to Section 3.1, supersedes all prior agreements and understandings, oral or otherwise, among the parties hereto with respect to the matters contained herein. Notwithstanding the foregoing, the Amended Apollo Indemnification Agreement shall remain enforceable in accordance with the terms thereof. If any provision of this Agreement or the application thereof to any Person or circumstance is invalid or unenforceable, or contravenes any law, regulation or document applicable to such Person, such provision or application shall be deemed ineffective ab initio, but the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected thereby, and the provisions of this Agreement shall be severable in any such instances.

                 Section 6.11. Governing Law. This Agreement shall be governed by, and interpreted and construed in accordance with, the laws (excluding principles of conflict of laws) of the State of New York.

                 Section 6.12. Participating Holders Acting Independently. The Participating Holders are acting severally, and not jointly, in connection with the transactions contemplated hereby, and no Participating Holder is liable or responsible for the acts, omissions, defaults or misrepresentations of any other Participating Holder. Each Participating Holder has made its own independent investment decision to participate in the Exchange.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.


                                   BGLS INC.


                                   By_______________________
                                     Name: Bennett S. LeBow
                                     Title: Chairman and President


                                   BROOKE GROUP LTD.


                                   By_______________________
                                     Name: Bennett S. LeBow
                                     Title: Chairman and President


                                   AIF II, L.P.

                                   By APOLLO ADVISORS, L.P.
                                      Managing General Partner

                                   By APOLLO CAPITAL MANAGEMENT, INC.
                                            General Partner


                                   By ____________________________
                                      Name:
                                      Title:


                                   ARTEMIS AMERICA PARTNERSHIP

                                   By LION ADVISORS, L.P.
                                      Attorney-in-Fact

                                   By LION CAPITAL MANAGEMENT, INC.
                                            General Partner

                                   By _________________________
                                      Name:
                                      Title:

                                   [EXCHANGE AGREEMENT]

                                   TORTOISE CORP.


                                   By __________________________
                                      Name:
                                      Title:


                                   STARFIRE HOLDING CORPORATION


                                   By __________________________
                                      Name:
                                      Title:


                                   MAINSTAY HIGH YIELD
                                   CORPORATE BOND FUND

                                   By MACKAY-SHIELDS FINANCIAL CORPORATION


                                   By ___________________________
                                      Name:
                                      Title:

                              [EXCHANGE AGREEMENT]

                                                                       EXHIBIT A



                                DEBT SCHEDULE


                                  BGLS INC.
                                 INDEBTEDNESS





Long-term Debt
         13.750% Series 2 Senior Secured Notes due 1997                         91,179,000
         16.125% Senior Subordinated Reset Notes                                 5,670,000
         14.500% Subordinated Debentures due 1998                              140,000,000 (1)
         Liability with respect to MAI's banks' foreclosure
           on its European subsidiaries                                          7,500,000 (2)
         Other                                                                   1,415,564
                                                                               -----------
                                                                               245,764,564
                                                                               ===========





(1) Amount includes $13,705,000 of the Subordinated Debt currently held by Brooke which would be retired under the new indenture.

(2)      Amount accrued in respect of disputed potential liability.

                                                                     EXHIBIT B-1


________________________________________________________________________________


                                   BGLS INC.,

                   as successor to BROOKE PARTNERS, L.P. and

                             BROOKE CAPITAL CORP.,

                                          Issuer,

                                L HOLDINGS INC.,

                                          General Partner,

                                      and

                              SHAWMUT BANK, N.A.,

                               Successor Trustee


                                 _____________


                          Sixth Supplemental Indenture

                         Dated as of December __, 1995

                                       to

                                   Indenture

                           Dated as of April 1, 1988

                                 _____________


                                  $184,000,000

              13.500% Senior Subordinated Reset Notes due 1997

                 SIXTH SUPPLEMENTAL INDENTURE, dated as of December __, 1995, among BGLS Inc., a Delaware corporation ("BGLS") and successor to Brooke Partners L.P. and Brooke Capital Corp., a Delaware corporation, L Holdings Inc., a Delaware corporation and the general Partner (such term and other capitalized terms used herein and not otherwise defined having the respective meanings specified in the Indenture (as hereinafter defined)), and Shawmut Bank, N.A., a national banking association, as successor trustee (the "Trustee") to National Westminster Bank, USA, a national banking association, under the Indenture dated as of April 1, 1988, for the 13.500% Senior Subordinated Reset Notes due 1997 (as amended through the date hereof, the "Indenture").

                                    RECITALS

                 WHEREAS, the parties have entered into the Indenture; and

                 WHEREAS, the Indenture and the Securities may be amended pursuant to Section 11.02 of the Indenture with the consent of the Securityholders; and

                 WHEREAS, BGLS, the General Partner and the Trustee desire to enter into this Sixth Supplemental Indenture pursuant to said Section 11.02 in order to amend certain provisions of the Indenture and the Securities;

                 NOW, THEREFORE, the parties hereto agree as follows for the benefit of each other party and for the equal and ratable benefit of the
Securityholders:

                 SECTION 1. Amendments to the Indenture. The Indenture is hereby amended as follows:

                 1.1. By adding to Section 1.01 the following defined terms in the appropriate alphabetical order:

                 "'Exchange Offer' means the exchange offer and consent solicitation conducted by the Issuers pursuant to the Offering Circular and Consent Solicitation of BGLS dated as of November __, 1995".

                 "'Exchange Offer Consummation Date' means the date the Exchange Offer is consummated".

                 "'Tangible Net Worth' of any person at any date means the Equityholders' Equity of such person at such date, less the sum of the following: any writedown to reflect an impairment in value that is other than temporary and the book value of all assets which should be classified as intangibles (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings) including goodwill, minority interests, research and development costs, trademarks, trade names, copyrights, patents and franchises, unamortized debt discount and expense, such calculation to be reviewed by such person's independent public accountants based on such procedures as are necessary to enable such accountants, under professional accounting standards, to report to the Trustee in writing that in connection with such procedures no matter came to their attention that caused them to believe that such calculations should be adjusted."

                 1.2. By deleting the second sentence of the definition of Senior Indebtedness in Section 1.01 and inserting in its place the following:

                 "In any event, Senior Indebtedness shall include the Indebtedness under the Revolving Loan Agreement, dated as of March 11, 1988, among Holdings, Fidelity Bank National Association ("Fidelity"), and Canadian Imperial Bank of Commerce (New York), as the Banks and Fidelity, as Agent for the Banks, and Indebtedness under the Senior Secured Notes.

                 1.3. By deleting the definition of Senior Secured Notes in its entirety and by inserting in its place the following:

                 "'Senior Secured Notes' means any of the 15.75% Senior Secured Notes due 2000 of BGLS, as amended or supplemented from time to time, issued under the Indenture dated as of December __, 1995 as amended or supplemented from time to time between BGLS and Shawmut Bank, N.A., as trustee thereunder."

                 "[Intentionally Omitted]."

                 1.4. By deleting the heading and the provisions of Sections 5.03, 5.04, 5.05, 5.07, 5.09, 5.10, 5.18 and 5.19 in their entirety and by inserting in place of each the following:

                 "[Intentionally Omitted]."

                 1.5. By deleting the heading and the provisions of Sections 6.02, 6.03, 6.04, 6.05, 6.06 and 6.08 in their entirety and by inserting in place of each the following:

                 "[Intentionally Omitted]."

                 1.6. By deleting Sections 7.01 and 7.02 in their entirety and by inserting in their place the following:

                 "SECTION 7.01.  Mergers, Consolidations.

                 The Issuers shall not (i) consolidate with or merge with or into any other person, (ii) transfer (by lease, assignment, sale or otherwise) in a single transaction or through a series of transactions, all or substantially all of its properties and assets, as an entirety or substantially as an entirety, to another person or group of affiliated persons (a 'Disposition of Assets', it being recognized for purposes of this Section 7.01 that the sale or transfer (by lease, assignment, sale or otherwise) of substantially all of the assets of BGLS other than the equity interests of Liggett to a person controlled by Bennett S. LeBow shall constitute a 'Disposition of Assets') or (iii) adopt a Plan of Liquidation, unless:

                          (1) the Issuer shall be the continuing person, or the person (if other than the Issuer) (or, in the case of (ii), one person to which assets are transferred) formed by such consolidation or into which the Issuer is merged or to which the properties and assets of the Issuer are transferred or leased as an entirety or substantially as an entirety or pursuant to a Plan of Liquidation, shall be a corporation organized and existing under the laws of the United States or any

                 State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Issuer under the Securities and this Indenture;

                          (2) the person (or, in the case of (ii), one person to which assets are transferred) formed by such consolidation or surviving such merger or to which the properties and assets of the Issuer, are transferred or leased as an entirety or substantially as an entirety or pursuant to a Plan of Liquidation shall have a Tangible Net Worth immediately after such transaction, equal to or greater than that of the Issuer, immediately preceding, and without giving effect to, such transaction;

                          (3) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

                          (4) the Issuer shall have delivered to the Trustee an Officers' Certificate of the Issuer and an Opinion of Counsel, each stating that such consolidation, merger, transfer or lease and such supplemental indenture comply with this Article Seven and that all conditions precedent herein provided relating to such transaction have been complied with.

                 SECTION 7.02.  Successor Person Substituted.

                 Upon any consolidation or merger, or any transfer or lease of assets of the Issuer in accordance with Section 7.01, the successor person formed by such consolidation or into which the Issuer is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such successor person had been named as the Issuer herein. When a successor person assumes all of the obligations of the Issuer hereunder and under the Securities, except in the case of succession by lease, the Issuer shall be released from such obligations."

                 1.7. By deleting the phrase ", pursuant to Section 3.07, 3.08 or 5.03 hereof" in clause (2) of Section 8.01.

                 1.8. By deleting the provisions of clauses (4) and (7) of
Section 8.01 in their entirety and by inserting in place of each the following:

                 "[Intentionally Omitted]."

                 1.9. By deleting the second paragraph of Section 8.01 in its entirety.

                 1.10. By deleting the references to Sections 5.03, 5.04, 5.05, 5.07, 6.02, 6.03, 6.04, 6.05, 6.06, and 6.08, in the fourth paragraph of
Section 8.01.

                 1.11. By deleting the headings and the provisions of Sections 13.01, 13.02, 13.03, 13.04, 13.05, 13.06, 13.07, 13.08, and 13.09 in their entirety and by inserting in place of each the following:

                 "[Intentionally Omitted]."

                 1.12. By deleting the headings and the provisions of Sections 14.01, 14.02, 14.03, 14.04, 14.05, and 14.06 in their entirety and by inserting in place of each the following:

                 "[Intentionally Omitted]."

                 1.13. By deleting Section 15.11 in its entirety and by inserting in its place the following:

                 "SECTION 15.11. Release of Holdings.

                          Anything in this Indenture to the contrary
                 notwithstanding, from and after the Exchange Offer Consummation Date, Holdings shall be released from any and all obligations or liability with respect to the Securities and any and all obligations under the Indenture, either directly or indirectly or by virtue of its status as General Partner and all references in the Securities and the Indenture to the Issuers shall be deemed to be references solely to BGLS."

                 SECTION 2. Amendments to the Securities. Each of the Securities is hereby amended as follows:

                 2.1. By deleting Paragraph 9 on the reverse of the Securities in its entirety and inserting in its place the following:

                 "8. [Intentionally Omitted]."

                 2.2. By deleting Paragraph 10 on the reverse of the Securities in its entirety and inserting in its place the following:

                 "9. [Intentionally Omitted]."

                 2.3. By deleting Paragraph 11 on the reverse of the Securities in its entirety and inserting in its place the following:

                 "10. [Intentionally Omitted]."

                 2.4. By deleting Paragraph 16 on the reverse of the Securities in its entirety and inserting in its place the following:

                 "16.  Restrictive Covenants.

                 The Indenture limits the ability of the Issuers to merge or consolidate with, or transfer all or substantially all of its properties and assets to, any other person. Such limitation does not apply to subsidiaries of the Issuers. Such limitation is subject to a number of important qualifications and exceptions."

                 2.5. By deleting Paragraph 20 on the reverse of the Securities in its entirety and inserting in its place the following:

                 "20. [Intentionally Omitted]."

                 2.6. By deleting Paragraph 24 on the reverse of the Securities in its entirety and inserting in its place the following:

                 24.      "Release of Holdings.

                          Anything in the Indenture to the contrary
                 notwithstanding, from and after the Exchange Offer Consummation Date, Holdings shall be released from any and all obligations or liability with respect to the Securities and any and all obligations under the Indenture, either directly or indirectly or by virtue of its status as General Partner and all references in the Securities and the Indenture to the Issuers shall be deemed to be references solely to BGLS."

                 SECTION 3. Governing Law. This Sixth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

                 SECTION 4. Duplicate Originals. All parties may sign any number of copies of this Sixth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                 SECTION 5. Severability. In case any provision in this Sixth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

                 SECTION 6. Effectiveness. This Sixth Supplemental Indenture shall become effective upon its execution and delivery by each of the parties hereto provided, that if the Exchange Offer is not consummated the amendments provided in Section 1 and Section 2 shall be null and void.

                 SECTION 7. Ratification. This Sixth Supplemental Indenture is executed pursuant to the provisions of Section 11.02 of the Indenture, and the terms and conditions hereof shall be and shall be deemed to be part of the terms and conditions of the Indenture for any and all purposes. Subject to
Section 6, the Indenture, as supplemented by this Sixth Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed by the parties hereto.

                 SECTION 8. Acceptance of Trust. The Trustee hereby accepts the trust in the Indenture declared and provided, upon the terms and conditions set forth in the Indenture, as amended by this Sixth Supplemental Indenture. The Trustee assumes no responsibility for the correctness of the recitals herein and makes no representation and shall have no responsibility as to the validity or the sufficiency of this Sixth Supplemental Indenture or the due authorization and execution hereof by BGLS.

                                   SIGNATURES

                 IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.

                                                 BGLS INC.


                                                 By:____________________
                                                    Title:

[Seal]
Attest: ___________________
        Assistant Secretary


                                                 L HOLDINGS INC.


                                                 By:____________________
                                                    Title:

[Seal]
Attest: ___________________
        Assistant Secretary


                                                  SHAWMUT BANK, N.A., as Trustee


                                                 By:____________________
                                                    Title:

[Seal]
Attest: ___________________
        Assistant Secretary

STATE OF NEW YORK         )
                          :ss
COUNTY OF NEW YORK        )

                 On this ____ day of December, 1995, before me personally came ______________, to me known, who, being sworn, did depose and say that he is
___________________ of BGLS Inc., one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed by the authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


[Notarial Seal]                            _________________________
                                                 Notary Public

My commission expires:

STATE OF NEW YORK         )
                          :ss
COUNTY OF NEW YORK        )

                 On this ____ day of December, 1995, before me personally came ______________, to me known, who, being sworn, did depose and say that he is
___________________ of L Holdings Inc., one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed by the authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


[Notarial Seal]                            _________________________
                                                 Notary Public

My commission expires:



STATE OF                  )
                          :ss
COUNTY OF                 )

                 On this ____ day of December, 1995, before me personally came ______________, to me known, who being duly sworn, did depose and say that he is ___________________ of Shawmut Bank, N.A., the national banking association described in and which executed the above instrument; that he knows the seal of said national banking association; that the seal affixed to said instrument is such seal; that it was affixed by the authority of the Board of Directors of said national banking association; and that he signed his name thereto by like authority.


[Notarial Seal]                            _________________________
                                                  Notary Public

My commission expires:

                                                                     EXHIBIT B-2



________________________________________________________________________________

                                   BGLS INC.,

                   as successor to BROOKE PARTNERS, L.P. and

                             BROOKE CAPITAL CORP.,

                                         Issuer,

                                L HOLDINGS INC.,

                                         General Partner,

                                      and

                       FIRST TRUST NATIONAL ASSOCIATION,

                                         Trustee


                                 _____________


                          Sixth Supplemental Indenture

                         Dated as of December __, 1995

                                       to

                                   Indenture

                           Dated as of April 1, 1988

                                 _____________


                                  $161,000,000

                    14.500% Subordinated Debentures due 1998

                 SIXTH SUPPLEMENTAL INDENTURE, dated as of December __, 1995, among BGLS Inc., a Delaware corporation ("BGLS") and successor to Brooke Partners L.P. and Brooke Capital Corp., a Delaware corporation, L Holdings Inc., a Delaware corporation and the General Partner (such term and other capitalized terms used herein and not otherwise defined having the respective meanings specified in the Indenture (as hereinafter defined)), and First Trust National Association, a national banking association, as trustee (the "Trustee") under the Indenture dated as of April 1, 1988, for the 14.500% Subordinated Debentures due 1998 (as amended through the date hereof, the "Indenture").

                                    RECITALS

                 WHEREAS, the parties have entered into the Indenture; and

                 WHEREAS, the Indenture and the Securities may be amended pursuant to Section 11.02 of the Indenture with the consent of the Securityholders; and

                 WHEREAS, the consents required to be obtained by Section 11.02 have been obtained; and

                 WHEREAS, BGLS, the General Partner and the Trustee desire to enter into this Sixth Supplemental Indenture pursuant to said Section 11.02 in order to amend certain provisions of the Indenture and the Securities;

                 NOW, THEREFORE, the parties hereto agree as follows for the benefit of each other party and for the equal and ratable benefit of the
Securityholders:

                 SECTION 1. Amendments to the Indenture. The Indenture is hereby amended as follows:

                 1.1.     By adding to Section 1.01 the following defined terms
                   in the appropriate alphabetical order:

                 "'Exchange Offer' means the exchange offer and consent solicitation conducted by the Issuers pursuant to the Offering Circular and Consent Solicitation of BGLS dated as of November __, 1995".

                 "'Exchange Offer Consummation Date' means the date the Exchange Offer is consummated".

                 "'Tangible Net Worth' of any person at any date means the Equityholders' Equity of such person at such date, less the sum of the following: any writedown to reflect an impairment in value that is other than temporary and the book value of all assets which should be classified as intangibles (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings) including goodwill, minority interests, research and development costs, trademarks, trade names, copyrights, patents and franchises, unamortized debt discount and expense, such calculation to be reviewed by such person's independent public accountants based on such procedures as are necessary to enable such accountants, under professional accounting standards, to report to the Trustee in writing that in connection with such procedures no matter came to their attention that caused them to believe that such calculations should be adjusted."

                 1.2. By deleting the second sentence of the definition of Senior Indebtedness in Section 1.01 and inserting in its place the following:

                 "In any event, Senior Indebtedness shall include the Indebtedness under the Revolving Loan Agreement, dated as of March 11, 1988, among Holdings, Fidelity Bank National Association ("Fidelity"), and Canadian Imperial Bank of Commerce (New York), as the Banks and Fidelity, as Agent for the Banks, and Indebtedness under the Senior Secured Notes and the Senior Subordinated Notes.

                 1.3. By deleting the definition of Senior Secured Notes in its entirety and by inserting in its place the following:

                 "'Senior Secured Notes' means any of the 15.75% Senior Secured Notes due 2000 of BGLS, as amended or supplemented from time to time, issued under the Indenture dated as of December __, 1995 as amended or supplemented from time to time between BGLS and Shawmut Bank, N.A., as trustee thereunder."

                 1.4. By deleting the heading and the provisions of Sections 5.03, 5.04, 5.05, 5.07, 5.09, 5.10, 5.18 and 5.19 in their entirety and by inserting in place of each the following:

                 "[Intentionally Omitted]."

                 1.5. By deleting the heading and the provisions of Sections 6.02, 6.03, 6.04, 6.05, 6.06 and 6.08 in their entirety and by inserting in place of each the following:

                 "[Intentionally Omitted]."

                 1.6. By deleting Sections 7.01 and 7.02 in their entirety and by inserting in their place the following:

                 "SECTION 7.01.  Mergers, Consolidations.

                 The Issuers shall not (i) consolidate with or merge with or into any other person, (ii) transfer (by lease, assignment, sale or otherwise) in a single transaction or through a series of transactions, all or substantially all of its properties and assets, as an entirety or substantially as an entirety, to another person or group of affiliated persons (a 'Disposition of Assets', it being recognized for purposes of this Section 7.01 that the sale or transfer (by lease, assignment, sale or otherwise) of substantially all of the assets of BGLS other than the equity interests of Liggett to a person controlled by Bennett S. LeBow shall constitute a 'Disposition of Assets') or (iii) adopt a Plan of Liquidation, unless:

                          (1) the Issuer shall be the continuing person, or the person (if other than the Issuer) (or, in the case of (ii), one person to which assets are transferred) formed by such consolidation or into which the Issuer is merged or to which the properties and assets of the Issuer are transferred or leased as an entirety or substantially as an entirety or pursuant to a Plan of Liquidation, shall be a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Issuer under the Securities and this Indenture;

                          (2) the person (or, in the case of (ii), one person to which assets are transferred) formed by such consolidation or surviving such merger or to which the properties and assets of the Issuer, are transferred or leased as an entirety or substantially as an entirety or pursuant to a Plan of Liquidation shall have a Tangible Net Worth immediately after such transaction, equal to or greater than that of the Issuer, immediately preceding, and without giving effect to, such transaction;

                          (3) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

                          (4) the Issuer shall have delivered to the Trustee an Officers' Certificate of the Issuer and an Opinion of Counsel, each stating that such consolidation, merger, transfer or lease and such supplemental indenture comply with this Article Seven and that all conditions precedent herein provided relating to such transaction have been complied with.

                 SECTION 7.02.  Successor Person Substituted.

                 Upon any consolidation or merger, or any transfer or lease of assets of the Issuer in accordance with Section 7.01, the successor person formed by such consolidation or into which the Issuer is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such successor person had been named as the Issuer herein. When a successor person assumes all of the obligations of the Issuer hereunder and under the Securities, except in the case of succession by lease, the Issuer shall be released from such obligations."

                 1.7. By deleting the phrase ", pursuant to Section 3.07, 3.08 or 5.03 hereof" in clause (2) of Section 8.01.

                 1.8. By deleting the provisions of clauses (4) and (7) of
Section 8.01 in their entirety and by inserting in place of each the following:

                 "[Intentionally Omitted]."

                 1.9. By deleting the second paragraph of Section 8.01 in its entirety.

                 1.10. By deleting the references to Sections 5.03, 5.04, 5.05, 5.07, 6.02, 6.03, 6.04, 6.05, 6.06, and 6.08, in the fourth paragraph of
Section 8.01.

                 1.11. By deleting the headings and the provisions of Sections 13.01, 13.02, 13.03, 13.04, 13.05, 13.06, 13.07, 13.08, and 13.09 in their entirety and by inserting in place of each the following:

                 "[Intentionally Omitted]."

                 1.12. By deleting the headings and the provisions of Sections 14.01, 14.02, 14.03, 14.04, 14.05, and 14.06 in their entirety and by inserting in place of each the following:

                 "[Intentionally Omitted]."

                 1.13. By deleting Section 15.11 in its entirety and by inserting in its place the following:

                 "SECTION 15.11. Release of Holdings.

                          Anything in this Indenture to the contrary
                 notwithstanding, from and after the Exchange Offer Consummation Date, Holdings shall be released from any and all obligations or liability with respect to the Securities and any and all obligations under the Indenture, either directly or indirectly or by virtue of its status as General Partner and all references in the Securities and the Indenture to the Issuers shall be deemed to be references solely to BGLS."

                 SECTION 2. Amendments to the Securities. Each of the Securities is hereby amended as follows:

                 2.1. By deleting Paragraph 8 on the reverse of the Securities in its entirety and inserting in its place the following:

                 "8. [Intentionally Omitted]."

                 2.2. By deleting Paragraph 9 on the reverse of the Securities in its entirety and inserting in its place the following:

                 "9. [Intentionally Omitted]."

                 2.3. By deleting Paragraph 10 on the reverse of the Securities in its entirety and inserting in its place the following:

                 "10. [Intentionally Omitted]."

                 2.4. By deleting Paragraph 15 on the reverse of the Securities in its entirety and inserting in its place the following:

                 "15.  Restrictive Covenants.

                 The Indenture limits the ability of the Issuers to merge or consolidate with, or transfer all or substantially all of its properties and assets to, any other person. Such limitation does not apply to subsidiaries of the Issuers. Such limitation is subject to a number of important qualifications and exceptions."

                 2.5. By deleting Paragraph 19 on the reverse of the Securities in its entirety and inserting in its place the following:

                 "19. [Intentionally Omitted]."

                 2.6. By deleting Paragraph 23 on the reverse of the Securities in its entirety and inserting in its place the following:

                 23.      "Release of Holdings.

                          Anything in the Indenture to the contrary
                 notwithstanding, from and after the Exchange Offer Consummation Date, Holdings shall be released from any and all obligations or liability with respect to the Securities and any and all obligations under the Indenture, either directly or indirectly or by virtue of its status as General Partner and all references in the Securities and the Indenture to the Issuers shall be deemed to be references solely to BGLS."

                 SECTION 3. Governing Law. This Sixth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

                 SECTION 4. Duplicate Originals. All parties may sign any number of copies of this Sixth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                 SECTION 5. Severability. In case any provision in this Sixth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

                 SECTION 6. Effectiveness. This Sixth Supplemental Indenture shall become effective upon its execution and delivery by each of the parties hereto provided, that if the Exchange Offer is not consummated the amendments provided in Section 1 and Section 2 shall be null and void.

                 SECTION 7. Ratification. This Sixth Supplemental Indenture is executed pursuant to the provisions of Section 11.02 of the Indenture, and the terms and conditions hereof shall be and shall be deemed to be part of the terms and conditions of the Indenture for any and all purposes. Subject to
Section 6, the Indenture, as supplemented by this Sixth Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed by the parties hereto.

                 SECTION 8. Acceptance of Trust. The Trustee hereby accepts the trust in the Indenture declared and provided, upon the terms and conditions set forth in the Indenture, as amended by this Sixth Supplemental Indenture. The Trustee assumes no responsibility for the correctness of the recitals herein and makes no representation and shall have no responsibility as to the validity or the sufficiency of this Sixth Supplemental Indenture or the due authorization and execution hereof BGLS.

                                   SIGNATURES

                 IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.

                                               BGLS INC.


                                               By:____________________
                                                  Title:

[Seal]
Attest: ___________________
        Assistant Secretary


                                               L HOLDINGS INC.


                                               By:____________________
                                                  Title:

[Seal]
Attest: ___________________
        Assistant Secretary


                                               FIRST TRUST NATIONAL ASSOCIATION,
                                                as Trustee


                                               By:____________________
                                                  Title:

[Seal]
Attest: ___________________
        Assistant Secretary

STATE OF NEW YORK         )
                          :ss
COUNTY OF NEW YORK        )

                 On this ____ day of December, 1995, before me personally came ______________, to me known, who, being sworn, did depose and say that he is
___________________ of BGLS Inc., one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed by the authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


[Notarial Seal]                            _________________________
                                                Notary Public

My commission expires:

STATE OF NEW YORK         )
                          :ss
COUNTY OF NEW YORK        )

                 On this ____ day of December, 1995, before me personally came ______________, to me known, who, being sworn, did depose and say that he is
___________________ of L Holdings Inc., one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed by the authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


[Notarial Seal]                            _________________________
                                                   Notary Public

My commission expires:



STATE OF                  )
                          :ss
COUNTY OF                 )

                 On this ____ day of December, 1995, before me personally came ______________, to me known, who being duly sworn, did depose and say that he is ___________________ of First Trust National Association, the national banking association described in and which executed the above instrument; that he knows the seal of said national banking association; that the seal affixed to said instrument is such seal; that it was affixed by the authority of the Board of Directors of said national banking association; and that he signed his name thereto by like authority.


[Notarial Seal]                            _________________________
                                                 Notary Public

My commission expires:

                                                                       EXHIBIT C





================================================================================


                                   BGLS INC.

                                                Company,

                                      and
                               SHAWMUT BANK, N.A.

                                                Trustee


                                   Indenture

                         Dated as of December __, 1995



                                  $___,000,000

                 15.75% Series A Senior Secured Notes due 2000

                 15.75% Series B Senior Secured Notes due 2000




================================================================================

                               TABLE OF CONTENTS*
                                                                            PAGE


                 ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
SECTION 1.02.  Incorporation by Reference of TIA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
SECTION 1.03.  Rules of Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

                                                       ARTICLE TWO

                                                      THE SECURITIES

SECTION 2.01.  Form and Dating  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
SECTION 2.02.  Execution and Authentication . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
SECTION 2.03.  Registrar and Paying Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
SECTION 2.04.  Paying Agent to Hold Assets in Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
SECTION 2.05.  Securityholder Lists . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
SECTION 2.06.  Transfer and Exchange  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
SECTION 2.07.  Replacement Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
SECTION 2.08.  Outstanding Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
SECTION 2.09.  Treasury Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
SECTION 2.10.  Temporary Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
SECTION 2.11.  Cancellation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
SECTION 2.12.  Defaulted Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
SECTION 2.13.  Interest Rate; Interest Payment Dates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
SECTION 2.14   Two Series Pari Passu, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

                                                      ARTICLE THREE

                                                   REDEMPTION; PURCHASE

SECTION 3.01.  Optional Redemption  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
SECTION 3.02.  Notices to Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
SECTION 3.03.  Selection of Securities to be Redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
SECTION 3.04.  Notice of Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
SECTION 3.05.  Effect of Notice of Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
SECTION 3.06.  Deposit of Redemption Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
SECTION 3.07.  Securities Redeemed in Part  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
SECTION 3.08.  Holders' Right to Cause Repurchase Upon Change of Control  . . . . . . . . . . . . . . . . . . . . . .  25





                 ____________________

               *NOTE: This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture

SECTION 3.09.  Mandatory Offer to Purchase upon Triggering Asset Sale . . . . . . . . . . . . . . . . . . . . . . . .  26


                                                       ARTICLE FOUR

                                                        COVENANTS

SECTION 4.01.  Payment of Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
SECTION 4.02.  Maintenance of Office or Agency. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
SECTION 4.03.  Limitations on Restricted Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
SECTION 4.04.  Limitation on Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
SECTION 4.05.  Limitation on Transactions with Affiliates and Investments.  . . . . . . . . . . . . . . . . . . . . .  31
SECTION 4.06.  Investment Company Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
SECTION 4.07.  No Liens on Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
SECTION 4.08.  No Violation of the Margin Rules . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
SECTION 4.09.  Recording of Security Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
SECTION 4.10.  Financial Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
SECTION 4.11.  Waiver of Stay, Extension or Usury Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
SECTION 4.12.  Notice of Acceleration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
SECTION 4.13.  Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
SECTION 4.14.  Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
SECTION 4.15.  Payment of Taxes and Other Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
SECTION 4.16.  Maintenance of Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
SECTION 4.17.  Compliance Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
SECTION 4.18.  Ownership of NV Holdings; Additional Covenants Relating
                     to NV Holdings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
SECTION 4.19.  Restrictions on Issuance of Additional Stock of Liggett or
                     Brooke Overseas  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
SECTION 4.20.  Opinions, Appraisals, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
SECTION 4.21.  Ownership of Liggett, Brooke Overseas and Liggett
                     Holding Subsidiaries.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
SECTION 4.22.  Escrows  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
SECTION 4.23.  Excluded Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
SECTION 4.24.  Fiscal Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

                                                       ARTICLE FIVE

                                                  ADDITIONAL COVENANTS

SECTION 5.01.  Restrictions on Sold Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
SECTION 5.02.  Restrictions on Transactions with New Valley . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
SECTION 5.03.  Tax Sharing Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
SECTION 5.04.  Tax Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
SECTION 5.05.  Purchases of Existing Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

                                  ARTICLE SIX

                                SUCCESSOR PERSON

SECTION 6.01.  Mergers, Consolidations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
SECTION 6.02.  Successor Person Substituted . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

                                ARTICLE SEVEN

                             DEFAULT AND REMEDIES

SECTION 7.01.  Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
SECTION 7.02.  Acceleration.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
SECTION 7.03.  Other Remedies.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
SECTION 7.04.  Waiver of Past Defaults. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
SECTION 7.05.  Control by Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
SECTION 7.06.  Limitation on Suits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
SECTION 7.07.  Rights of Holders to Receive Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
SECTION 7.08.  Collection Suit by Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
SECTION 7.09.  Trustee May File Proofs of Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
SECTION 7.10.  Priorities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
SECTION 7.11.  Undertaking for Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

                                ARTICLE EIGHT

                                   TRUSTEE

SECTION 8.01.  Duties of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
SECTION 8.02.  Rights of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
SECTION 8.03.  Individual Rights of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
SECTION 8.04.  Trustee's Disclaimer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
SECTION 8.05.  Notice of Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
SECTION 8.06.  Reports by Trustee to Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
SECTION 8.07.  Compensation and Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
SECTION 8.08.  Replacement of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
SECTION 8.09.  Successor Trustee by Merger, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
SECTION 8.10.  Eligibility; Disqualification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
SECTION 8.11.  Preferential Collection of Claims against Company  . . . . . . . . . . . . . . . . . . . . . . . . . .  61

                                 ARTICLE NINE

                   SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 9.01.  Satisfaction, Discharge of the Indenture and
                      Defeasance of the Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
SECTION 9.02.  Termination of the Company's Obligations upon Cancellation of the Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
SECTION 9.03.  Survival of Certain Obligations 63
SECTION 9.04.  Acknowledgment of Discharge by Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
SECTION 9.05.  Application of Trust Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
SECTION 9.06.  Repayment to the Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
SECTION 9.07.  Reinstatement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65

                                                       ARTICLE TEN

                                           AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 10.01.  Without Consent of Holders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
SECTION 10.02.  With Consent of Holders.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
SECTION 10.03.  Compliance with TIA.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
SECTION 10.04.  Revocation and Effect of Consents.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
SECTION 10.05.  Notation on or Exchange of Securities.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
SECTION 10.06.  Trustee to Sign Amendments, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68

                                                      ARTICLE ELEVEN

                                               MEETINGS OF SECURITYHOLDERS  . . . . . . . . . . . . . . . . . . . . .  68

SECTION 11.01.  Purposes for Which Meetings May Be Called.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
SECTION 11.02.  Manner of Calling Meetings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
SECTION 11.03.  Call of Meetings by the Company or Holders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
SECTION 11.04.  Who May Attend and Vote at Meetings.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
SECTION 11.05.  Regulations May be Made by Trustee; Conduct of the Meeting;
                       Voting Rights; Adjournment.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
SECTION 11.06.  Voting at the Meeting and Record to be Kept.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
SECTION 11.07.  Exercise of Rights of Trustee or Securityholders May
                       Not Be Hindered or Delayed by Call of Meeting. . . . . . . . . . . . . . . . . . . . . . . . .  71

ARTICLE TWELVE

                                                    SECURITY INTEREST

SECTION 12.01.  Pledge and Security Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
SECTION 12.02.  Release of Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
SECTION 12.03.  Reliance on Opinion of Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
SECTION 12.04.  Purchaser May Rely. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
SECTION 12.05.  Payment of Expenses.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
SECTION 12.06.  Suits to Protect the Collateral.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
SECTION 12.07.  Trustee's Duties. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
SECTION 12.08.  Sale of Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
SECTION 12.09.  Dealings with Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75

                                ARTICLE THIRTEEN

                                 MISCELLANEOUS

SECTION 13.01.  TIA Controls  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
SECTION 13.02.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
SECTION 13.03.  Communications by Holders with Other Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
SECTION 13.04.  Certificate and Opinion as to Conditions Precedent  . . . . . . . . . . . . . . . . . . . . . . . . .  76
SECTION 13.05.  Statements Required in Certificate or Opinion . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
SECTION 13.06.  Rules by Trustee, Paying Agent, Registrar . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
SECTION 13.07.  Legal Holidays  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
SECTION 13.08.  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
SECTION 13.09.  No Adverse Interpretation of Other Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
SECTION 13.10.  No Recourse against Others  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
SECTION 13.11.  Successors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
SECTION 13.12.  Duplicate Originals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
SECTION 13.13.  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
SECTION 13.14.  Actions by Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79

SIGNATURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80

EXHIBIT A-1 - Form of Series A Note
EXHIBIT A-2 - Form of Series B Note
EXHIBIT B-1 - Form of BGLS Pledge Agreement
EXHIBIT B-2 - Form of NV Holdings Pledge Agreement
SCHEDULE 1 -  List of Existing Indebtedness

         INDENTURE dated as of _________, 1995, between BGLS Inc., a Delaware corporation (the "Company"), and Shawmut Bank N.A., a national banking association, as Trustee.

         Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the 15.75% Series A Senior Secured Notes due 2000 and the 15.75% Series B Senior Secured Notes due 2000:

                                  ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.  Definitions.

         "Accepting Holder" has the meaning provided in Section 3.09.

         "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

         "Affiliated Transaction" means, with respect to any person, (x) any direct or indirect sale, lease, transfer, exchange, purchase or other disposition of securities, assets, property or services to or from, or any contract, agreement, understanding or other transaction or series of related transactions with or for the benefit of, or any payment, loan or advance to or for the benefit of, such person and (y) any transaction or series of related transactions pursuant to, on account of or in connection with which such person receives, obtains, or otherwise becomes entitled to, either immediately or in the future, any form of economic benefit, regardless of whether or not such person provides any consideration therefor (including, without limitation, the payment of money, the transfer of property or rights, the waiver of claims or rights, or the forbearance from exercising rights, asserting claims or the like) and, in the case of a transaction or series of related transactions described in either of the foregoing clauses (x) or (y), without regard to the fairness of the terms of such transaction or series of related transactions; provided, however, that a transaction which benefits the Company or any of its Subsidiaries or New Valley generally shall not constitute an Affiliated Transaction with respect to LeBow or any other holder of Equity Interests in the Company for the foregoing purpose solely because it indirectly benefits LeBow or such other holder solely as a result of LeBow's or such other holder's direct or indirect ownership interests in the Company. With regard to clause
(y), which, as is the case with clause (x), is specifically intended to be construed as broadly as possible and without limiting the generality thereof, and by way of example only, a transaction would be an Affiliated Transaction between New Valley and LeBow if, in connection therewith, LeBow received (a) payment for a covenant not to compete, (b) payment for the cancellation of a claim against, or a right to receive assets or property from, New Valley, (c) payment for the cancellation of or amendment to a contract with New Valley, (d) payment with respect to employment with or consulting services provided to New Valley, (e) a brokerage, investment banking or finders fee or (f) the right to purchase or acquire securities of, or assets or other property from, New Valley whether or not full value was to be paid therefor.

         "Agent" means any Registrar, Paying Agent or co-Registrar.

         "Asset Sale" means (i) any conveyance, sale, transfer, assignment or other disposition of any Collateral, (ii) any conveyance, sale, transfer, assignment or other disposition of all or substantially all of the assets of Liggett or Brooke Overseas, or (iii) any conveyance, sale, transfer, assignment or other disposition by NV Holdings of any Equity Interests of New Valley; provided that "Asset Sale" shall not include any Disposition of Assets effected in compliance with Section 6.01.

         "Associate" has the meaning provided in Rule 12b-2 promulgated by the SEC under the Exchange Act.

         "Bankruptcy Law" has the meaning provided in Section 7.01.

         "BGL" means Brooke Group Ltd., a Delaware corporation, and any successor thereto.

         "BGL Group" means the affiliated group of corporations including the Company which files a consolidated federal income tax return.

         "BGLS" means BGLS Inc., a Delaware corporation, and any successor thereto.

         "BGLS Allocable Amount" has the meaning provided in Section 5.03(a)(1)(A).

         "BGLS Pledge Agreement" means the Pledge and Security Agreement dated as of the date hereof, between the Company and the Trustee for the benefit of the Holders, as amended, modified or supplemented from time to time.

         "Board of Directors" means the board of directors of a person or any committee of the board of directors of such person authorized, with respect to any particular matter, to exercise the power of the board of directors of such person.

         "Board Resolution" means a duly adopted resolution of the Board of Directors of a person.

         "Brooke Expanded Affiliate" means any director or employee of BGL or any of its Affiliates or Associates.

         "Brooke Overseas" means Brooke (Overseas) Ltd., a Delaware corporation, and any successor thereto.

         "Business Day" means a day that is not a Legal Holiday.

         "Capitalized Lease Obligation" means indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

         "Cash Collateral Account" means the Cash Collateral Accounts maintained pursuant to the Pledge Agreement.

         "cash or cash equivalents" means U.S. Legal Tender or U.S. Government Obligations maturing as to principal and interest within one year of their issuance.

         "Change of Control" has the meaning provided in Section 3.08.

         "Collateral" means the Property described in, or from time to time subject to the Lien of, the Pledge Agreement.

         "Common Stock Price" has the meaning provided in Section 4.05.

         "Company" means BGLS Inc., a Delaware corporation, until a successor replaces it pursuant to this Indenture and executes a supplemental indenture as provided herein, and thereafter means such successor.

         "Company Credits" means credits against tax liability available to BGLS in the relevant period under the Internal Revenue Code of 1986, as amended.

         "Company Group" has the meaning provided in Section 5.04.

         "Company Group Share" has the meaning provided in Section 5.03.

         "Company Net Income" means the taxable income of BGLS (including capital gains and capital losses, but as to capital losses, only to the extent they do not exceed capital gains for the relevant period) determined as if BGLS had filed a separate income tax return with respect to the relevant calendar quarter or year, as the case may be, based on the amounts that would be, or would be estimated to be, reported on the federal income tax return of BGLS for the relevant calendar year and adjusted under the principles set forth in Treasury Regulation Section 1.1552-1(a)(2)(ii) (and computed without regard to any BGLS net operating loss carryforwards).

         "Company Request" means a written request or order signed in the name of the Company by any two Officers of the Company and delivered to the Trustee.

         "Consolidated Net Income (Loss)" of any person means, without duplication, for any period, the after-tax net income (loss) of such person and its subsidiaries for such period on a consolidated basis as determined in accordance with GAAP, adjusted by excluding therefrom (a) net extraordinary gains or net extraordinary losses, as the case may be, of such person and its subsidiaries during such period, (b) net gains or losses (less all fees and expenses relating thereto) in respect of dispositions of assets (other than in the ordinary course of business) by such person and its subsidiaries during such period, (c) the income (or loss) of any other person (other than a subsidiary of such person) in which any other person (other than such person or any subsidiary) has an ownership interest, except to the extent of the amount of dividends or other distributions actually paid to such person or its subsidiaries by such other person during such period, (d) net income of any other person combined with such person or any subsidiary of such person on a "pooling of interests" basis attributable to any period prior the date of combination and (e) the net income of any subsidiary of such person during such period to the extent that the declaration or payment of dividends or similar distributions by that subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement (including any shareholder agreement), instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that subsidiary (except to the extent of the amount of dividends or distributions to such person or its subsidiaries from such subsidiary during such period).

         "Cumulative Net Available Proceeds" means, at any time of determination, the sum of (i) the Net Available Proceeds received by the Company with respect to all Asset Sales consummated since (x) the Offer Date immediately preceding such time of determination or (y) if no Offer Date shall have occurred, the date hereof plus (ii) all amounts deemed to be Net Available Proceeds since the Offer Date immediately preceding such time of determination pursuant to clause (a) or (b) of the second proviso in the definition of "Net Available Proceeds".

         "Custodian" has the meaning provided in Section 7.01.

         "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "Designated Investment Bank" means any of Alex. Brown & Sons Incorporated, Bankers Trust Company, Bear, Stearns & Co. Inc., Chase Securities, Inc., CIBC Wood Gundy Securities, Inc., CS First Boston Corporation, Dillon, Read & Co. Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co., Hambrecht & Quist LLC, J.P. Morgan Securities Inc., Lazard Freres & Co. LLC, Lehman Brothers Inc., Merrill Lynch & Co., Montgomery Securities, Morgan Stanley & Co. Incorporated, Oppenheimer & Co.,

Inc., PaineWebber Incorporated, Prudential Securities Incorporated, Salomon Brothers Inc, Schroder Wertheim & Co., Smith Barney Inc. or UBS Securities Inc., or any successor thereto.

         "Disposition of Assets" has the meaning provided in Section 6.01.

         "Disqualified Equity Interest" means any Equity Interest of a person that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of an event would be, required to be redeemed or retired, or at the option of the holder, repurchased, in whole or in part by such person or any subsidiary of such person, or has, or upon the happening of an event would have, a redemption or similar payment due, on or prior to the last maturity date of the Securities then outstanding.

         "Equity Interests" means, with respect to any Person, any capital stock of such Person and shares, interests, participations or other ownership interests (however designated) of any Person and any rights (other than debt securities convertible into corporate stock), warrants and options to purchase any of the foregoing, including (without limitation) each class of common stock and preferred stock of such Person if such Person is a corporation and each general and limited partnership interest of such Person if such Person is a partnership.

         "Equityholders' Equity" means at any date with respect to any person the amount of consolidated stockholders' equity (deficit) or partners' capital (excluding stockholders' equity or partners' capital attributable to Disqualified Equity Interests of such person) that would appear on the balance sheet of such person at such date, in accordance with GAAP.

         "Estimated Tax Payments" has the meaning provided in Section 5.04.

         "Event of Default" has the meaning provided in Section 7.01.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Excluded Cash" means, as of any date, any cash dividend or other distribution on any security forming part of the Collateral that shall have been received by the Company or NV Holdings less than 180 days prior to such date, except to the extent such cash dividend or other distribution is required, pursuant to the Pledge Agreement, to be deposited and held in the Cash Collateral Account.

  "Excluded Indebtedness" means the Reset Notes or Non-Recourse Indebtedness.

         "Fair Market Value", at any time with respect to any Property, means the sale value of such Property which could be realized in an arm's length sale at such time between an informed and willing buyer and an informed and willing seller, under no compulsion to buy or sell, respectively, all as determined by a nationally recognized investment banking firm selected by the Company.

         "GAAP" means generally accepted accounting principles, as in effect in the United States of America on the date of this Indenture or which have been promulgated in final form on or before the date of this Indenture to take effect on a date later than the date of this Indenture, consistently applied.

         "Holder" or "Securityholder" means the person in whose name a Security is registered on the Registrar's books.

         "Incapacity" means the inability to perform fully the duties of an individual's office, which inability has continued for 90 consecutive days.

         "Indebtedness" with respect to any person shall be determined on an unconsolidated basis and means (i) any liability, contingent or otherwise, of such person (A) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), (B) evidenced by a bond, note, debenture, letter of credit or similar instrument, including any of the foregoing given in connection with the acquisition of any property or assets (other than inventory or similar property acquired in the ordinary course of business), including securities, or (C) for the payment of money relating to a Capitalized Lease Obligation; (ii) any liability of others of the kind described in the preceding clause (i) which such person has guaranteed or is otherwise the legal liability of such person; (iii) any obligation of the kind described in the preceding clause (i) secured by a Lien to which the property or assets of such person are subject, whether or not the obligation secured thereby shall have been assumed by or shall otherwise be such person's legal liability; and (iv) any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (i), (ii) or (iii).

         "Indenture" means this Indenture, as amended, modified or supplemented from time to time, including Exhibits A- 1, A-2, B-1 and B-2 hereto.

         "Indenture Year" means the period from and including the date hereof to but excluding the date of the first anniversary hereof, the period from and including the date of the first anniversary hereof to but excluding the date of the second anniversary date hereof, the period from and including the date of the second anniversary hereof to but excluding the date of the third anniversary hereof, the period from and including the date of the third anniversary hereof to but excluding the date of the fourth anniversary hereof and the period from and including the date of the fourth anniversary hereof to and including the Maturity Date.

         "Interest Payment Date" means the stated maturity of an installment of interest on the Securities.

         "Investment" means, for any person, any loan, advance, stock purchase, capital contribution, or other investment by such person in any other person and includes any other direct or indirect investment of any kind (including, without limitation, guarantees of indebtedness, provisions of letters of credit and other similar items).

 "Investment Company Act" means the Investment Company Act of 1940, as amended.

         "LeBow" means (i) Bennett S. LeBow, (ii) his spouse, any of his descendants, his parents or siblings, his mother-in-law or father-in-law, his sons and daughters-in-law and his brothers and sisters-in-law, (iii) any trust created by him or with regard to which he serves as a trustee or co-trustee,
(iv) any Affiliate of any of the foregoing and (v) any person in which any one or more of the foregoing shall own more than a 10% economic interest or control more than 10% of the voting power; provided, however, that the term LeBow shall not include (a) the Company, (b) New Valley or (c) any person controlled by the Company or New Valley if any one or more of the foregoing listed in clauses (i) through (v) above do not have more than a 10% economic interest or control more than 10% of the voting power in such person, in each case other than through economic interests in or voting power in the Company or BGL.

         "Legal Holiday" has the meaning provided in Section 13.07.

         "Lien" means any mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in an encumbrance against real or personal property, or a security interest of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

         "Liggett" means Liggett Group Inc., a Delaware corporation, and any successor thereto.

         "Liggett Holding Subsidiary" has the meaning provided in Section 4.21.

         "Liggett Interests" has the meaning provided in Section 4.21.

         "Margin Stock" means "margin stock" as such term is defined in Regulation G of the Board of Governors of the Federal Reserve System.

         "Market Value" means, when used in connection with the valuation of U.S. Government Obligations, the fair value of such obligation as of the date of their deposit with, or release by, the Trustee whichever is applicable, and, when used in connection with the valuation of U.S. Legal Tender, the amount thereof.

         "Maturity Date" means December 31, 2000.*

         "Maximum New Valley Distribution Amount" means, as of any date, the sum of (i) $25,000,000 plus (ii) $12,500,000 multiplied by the number of January 1s that shall have occurred, as of such date, beginning with and including January 1, 1998, plus (iii) the aggregate amount that would have been payable to NV Holdings and the Company if New Valley had paid dividends, in accordance with the terms and priority of the New Valley Equity, on the New Valley Equity in an amount equal to 12 1/2% of New Valley Earnings; provided that amounts described in clause (iii) above shall constitute part of the "Maximum New Valley Distribution Amount" only if the Company shall have notified the Trustee pursuant to Section 3.02, within 30 days of receipt of such amount by NV Holdings, that it shall apply an equal amount to the redemption of the Securities in accordance with Section 3.09 (mutatis mutandis) and that such amount so to be applied to such redemption has, at the time of such notification, been deposited in the Cash Collateral Account for such purpose.

         "Net Available Proceeds" means, with respect to any Asset Sale, the aggregate amount of all cash and the fair market value (which, for this purpose, shall mean the sale value of the Property conveyed, sold, transferred, assigned or otherwise disposed of in such Asset Sale which could be realized in an arm's length sale at such time between an informed and willing buyer and an informed and willing seller, under no compulsion to buy or sell, respectively) of all consideration received by the Company directly or indirectly (including through any Subsidiary) in connection with such Asset Sale; provided that Net Available Proceeds shall be net of (i) the amount of any legal, title and recording tax expenses, commissions and other fees and expenses paid or payable in cash by the Company or any of its Subsidiaries as a result of such Asset Sale, (ii) the amount of any federal, state, local or foreign income or other taxes estimated to be actually payable by the Company or any of its Subsidiaries as a result of such Asset Sale which are attributable to the Company Group under the principles of Treasury Regulation Sections 1.1552-1(a)(1) and 1.1502-33(d)(2), after taking into account all relevant tax attributes, (iii) reasonable brokerage or other customary selling commissions paid or payable in cash by the Company or any of its Subsidiaries, (iv) reasonable third-party expenses incurred by the Company or any of its Subsidiaries in preparing for sale the Property which is the subject of such Asset Sale, (v) in the case of any sale of all or substantially all of the assets of Liggett or Brooke Overseas, any repayment of Indebtedness of Liggett or Brooke Overseas, respectively, provided that such Indebtedness is not owed to the Company, such Indebtedness was not incurred in contemplation of such Asset Sale (and the Company shall have provided to the Trustee a certificate of an officer of the Company to such effect) and such Indebtedness when incurred represented a borrowing by Liggett or Brooke Overseas of cash in an amount equal to not less than the face amount of the
________________________




* If the Indenture is not executed prior to December 31, 1995, the Maturity Date will be changed to the fifth anniversary of the last day of the month of execution.

Indebtedness and no more than $20,000,000 aggregate principal amount of such Indebtedness owed to any Subsidiaries of the Company may be deducted pursuant to this clause (v) in one or more successive applications of this clause (v) in the aggregate and (vi) in the case of any sale of all or substantially all of the assets of Liggett or Brooke Overseas, any consideration deemed received by the Company or any of its Subsidiaries as a result of the assumption of any Indebtedness by any person in connection with such Asset Sale, provided that such Indebtedness was not incurred in contemplation of such Asset Sale (and the Company shall have provided to the Trustee a certificate of an officer of the Company to such effect); and provided, further, that (a) if any expenses, commissions or fees deducted above from Net Available Proceeds are not actually paid by the Company or any of its Subsidiaries within one year of the applicable Asset Sale, such expenses, commissions or fees, to the extent not paid, shall be deemed to constitute Net Available Proceeds for purposes of the next Offer made by the Company (b) if at any date the sum of (I) any Indebtedness owed to any Subsidiary and assumed as contemplated by clause (vi) plus (II) the aggregate Indebtedness referred to in clause (v) owed to any Subsidiary exceeds $20,000,000 cumulatively from the date of the original issuance of the Securities (such excess, "Excess Indebtedness"), any direct or indirect payment on or retirement of any Excess Indebtedness shall be deemed to be Net Available Proceeds received on the date of such payment or retirement; and (c) if any Indebtedness owed to the Company is assumed as contemplated by clause (vi), any direct or indirect payment on or retirement of any such Indebtedness shall be deemed to be Net Available Proceeds received on the date of such payment or retirement; and provided, further, that Net Available Proceeds shall include any earnings thereon received by the Company or any of its Subsidiaries until such Net Available Proceeds are applied in accordance with Section 3.09.

         "New Valley" means New Valley Corporation, a New York corporation, and any successor thereto.

         "New Valley Assets" means any Equity Interest or other Investment in New Valley.

         "New Valley Common Shares" means the common stock, par value $0.01 per share, of New Valley and any Equity Interests which may be issued in exchange or replacement thereof.

         "New Valley Earnings" means, as of any date of determination thereof, the cumulative Consolidated Net Income (Loss) of New Valley during the period beginning on January 1, 1996 and ending on the last day of the full fiscal year occurring thereafter but immediately preceding such date of determination.

         "New Valley Entity" has the meaning provided in Section 4.18.

         "New Valley Equity" means any Equity Interests in New Valley.

         "New Valley Expenses" has the meaning provided in Section 5.02.

         "New Valley Transferee" means (i) any subsidiary of New Valley or (ii) any transferee of assets of New Valley if the value of all securities in such transferee maintained by New Valley represents a material portion of the assets of New Valley.

         "Non-Recourse Indebtedness" means any Indebtedness of New Valley or any New Valley Transferee incurred after September 30, 1995 to finance or refinance the cost of any Property acquired by New Valley or such New Valley Transferee after September 30, 1995 if such Indebtedness is recourse only to the Property acquired and, if such Property constitutes substantially all of the Property of such New Valley Transferee, any of the Equity Interests of such New Valley Transferee.

         "Non-Tax Sharing Subsidiary" has the meaning provided in Section 5.04.

         "Notice of Option to Cause Repurchase Upon Change of Control" has the meaning provided in Section 3.08.

         "NV Holdings" means New Valley Holdings, Inc., a Delaware corporation, and any successor thereto.

         "NV Holdings Investments" has the meaning provided in Section 4.18.

         "NV Holdings Pledge Agreement" means the Pledge and Security Agreement dated as of the date hereof between NV Holdings and the Trustee for the benefit of the Holders, as amended, modified or supplemented from time to time.

         "NVH Allocable Amounts" has the meaning provided in Section 5.04.

         "NVH Tax Agreement" has the meaning provided in Section 5.04.

         "Offer" has the meaning provided in Section 3.09.

         "Offer Date" has the meaning provided in Section 3.09.

         "Offer Purchase Amount" means, with respect to any Offer, an amount equal to the Cumulative Net Available Proceeds calculated as of the date of the commencement of such Offer.

         "Offer Purchase Price" has the meaning provided in Section 3.09.

         "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer, the Controller, the Secretary or the Assistant Secretary of the Company.

         "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer of the Company, and otherwise complying with the requirements of Sections 13.04 and 13.05, except an Officers' Certificate given pursuant to Section 4.17 shall be signed by a principal operating officer, principal financial officer or a principal accounting officer and shall be in compliance with TIA Section 314(a)(4) and except that (i) for so long as Bennett S. LeBow is an officer or director of the Company, he shall sign each Officers' Certificate delivered hereunder and
(ii) in case Bennett S. LeBow is not an officer or director of the Company, for so long as Bennett S. LeBow is an officer or director of a Subsidiary or any Person of which the Company is a subsidiary, he shall sign each Officers' Certificate delivered hereunder in such capacity, in addition to the officers of the Company otherwise required hereunder to sign such Officers' Certificate.

         "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee (which counsel may be an employee of or counsel to the Company or the Trustee), and otherwise complying with the requirements of Sections 13.04 and 13.05.

         "Paying Agent" has the meaning provided in Section 2.03, except that for the purposes of Articles Three, Four and Nine the Paying Agent shall not be the Company or a Subsidiary.

         "Permitted Lien" means:

                 (a)  Liens created by the Pledge Agreement;

                 (b) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company in accordance with GAAP;

                 (c) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings and Liens securing judgments but only to the extent for an amount and for a period not resulting in an Event of Default under clause (8) of
         Section 7.01;

                 (d) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

                 (e) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; and

                 (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of property or minor imperfections in title thereto that, in the aggregate, are not material in amount, and that do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company.

         "Permitted Operating Expenses" means any reasonable operating expenses of the Company or any of its Subsidiaries or BGL incurred in the ordinary course of business.

         "Person" or "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

         "Plan of Liquidation," with respect to a person, means a plan (including by operation of law) that provides for, contemplates or the effectuation of which is preceded or accompanied by (whether or not substantially contemporaneously) (i) the sale, lease, conveyance or other disposition of all or substantially all of the assets of such person otherwise than as an entirety or substantially as an entirety and (ii) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and all or substantially all of the remaining assets of such person to holders of Equity Interests of such person.

         "Pledge" means the pledge of the Collateral and delivery by the Company or NV Holdings to the Trustee, for the equal and ratable benefit of the Holders pursuant to the Pledge Agreement, of all of the Collateral.

         "Pledge Agreement" means, collectively, the BGLS Pledge Agreement and the NV Holdings Pledge Agreement and any other pledge agreement, mortgage, security agreement or similar agreement which evidences the Lien granted by the Company or NV Holdings on the Collateral.

         "principal" of a debt security (including the Securities) means the principal of such debt security plus, when appropriate, the premium, if any, on such debt security.

         "Property" or "property" means any property of any kind or nature whatsoever, real, personal or mixed (including fixtures), whether tangible or intangible.

         "Publicly-held Company" means any corporation which has a class of equity interests registered pursuant to Section 12(b) or 12(g) of the Exchange Act.

         "Purchase Date" has the meaning provided in Section 3.09.

         "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture, as set forth in the form of Security annexed hereto as Exhibit A.

         "Redemption Price," when used with respect to any Security to be redeemed, means the applicable price fixed for such redemption pursuant to this Indenture, as set forth in the form of Security annexed hereto as Exhibit A, plus accrued interest to the Redemption Date.

         "Registrar" has the meaning provided in Section 2.03.

         "Relevant Periods" has the meaning provided in Section 5.04.

         "Reset Notes" means the Company's 13.500% Senior Subordinated Reset Notes due 1997 (the interest rate on which has been reset to 16 1/8%) issued under an Indenture, dated as of April 1, 1988, among the Company (as successor to Brooke Partners L.P.) and Brooke Capital Corp., as Issuers, L Holdings Inc., as General Partner, and Shawmut Bank, N.A., as successor trustee to National Westminster Bank, USA, as amended, modified or supplemented from time to time.

         "Restricted Payment" means, with respect to any person, any distribution on the Equity Interests of such person (other than any such distribution consisting solely of additional Equity Interests of such person) or any purchase, redemption or other acquisition or retirement for value or defeasance of any of the Equity Interests of such person; provided that "Restricted Payments" shall not include any payments permitted pursuant to
Section 5.03(a).

         "Restricted Payment Basket" means (i) $6,000,000 or (ii) $12,000,000 from and after the time that less than 50% of the original aggregate principal amount of the Securities issued pursuant to this Indenture shall remain outstanding; provided that if the Company does not make Restricted Payments in an amount equal to the Restricted Payment Basket in any Indenture Year, the difference shall carry over to a succeeding Indenture Year or Indenture Years and shall constitute an accretion to the amount otherwise payable in such succeeding Indenture Year or Indenture Years.

         "SEC" means the Securities and Exchange Commission.

         "Securities" means the Series A Securities and the Series B Securities.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Register" has the meaning provided in Section 2.03.

         "Security Interest" means the Lien on the Collateral which may be created by the Pledge Agreement in favor of the Trustee for the benefit of the Holders.

         "Security Proceeds" has the meaning provided in Section 12.08.

         "Series A Securities" means any of the 15.75% Series A Senior Secured Notes due 2000, as amended, modified or supplemented from time to time, that are issued under this Indenture.

         "Series B Securities" means any of the 15.75% Series B Senior Secured Notes due 2000, as amended, modified or supplemented from time to time, that are issued under this Indenture.

         "State Combined Taxes" has the meaning provided in Section 5.04.

         "Subordinated Debentures" means the 14.500% Subordinated Debentures due 1998 issued under an Indenture, dated as of April 1, 1988, among the Company (as successor to Brooke Partners L.P.) and Brooke Capital Corp., as Issuers, L Holdings Inc., as General Partner and First Trust National Association, as Trustee, as amended, modified or supplemented from time to time.

         "subsidiary" of any person means (i) a corporation a majority of whose Equity Interests with voting power, under ordinary circumstances to elect directors, is at the time, directly or indirectly, owned by such person, by one or more subsidiaries of such person or by such person and one or more subsidiaries of such person or (ii) any other person (other than a corporation) a majority of whose Equity Interests with voting power including for this purpose limited partnership interests with or without the power to vote, or other power to control the management and direction of the business and affairs of such person, is at the time, directly or indirectly, owned by such person, by one or more subsidiaries of such person or by such person and one or more subsidiaries of such person.

         "Subsidiary" means any subsidiary of the Company.

         "Tangible Net Worth" of any person at any date means the Equityholders' Equity of such person at such date, less the sum of the following: any writedown to reflect an impairment in value that is other than temporary and the book value of all assets which should be classified as intangibles (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings) including goodwill, minority interests, research and development costs, trademarks, trade names, copyrights, patents and franchises, unamortized debt discount and expense, such calculation to be reviewed by such person's independent public accountants based on such procedures as are necessary to enable such accountants, under professional accounting standards, to report to the Trustee in writing that in connection with such procedures no matter came to their attention that caused them to believe that such calculations should be adjusted.

         "Tax Payment" has the meaning provided in Section 5.03(a)(1)(A).

         "Tax Percentage" means the maximum combined marginal rate of Federal, state and local income tax applicable in the relevant year to a Delaware corporation the principal place of business of which is in New York City (the rate applicable to corporations doing business in New York City being selected solely because the laws of the State of New York govern the terms of this Indenture).

         "Tax Sharing Attributes" has the meaning provided in Section 4.10.

         "Tax Sharing Payment" has the meaning provided in Section 5.03.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Section
Section 77aaa-77bbbb), as amended and as in effect on the date of this Indenture.

         "Triggering Asset Sale" means an Asset Sale (i) the Net Available Proceeds of which equal or exceed $5,000,000 or (ii) the Net Available Proceeds of which will cause the Cumulative Net Available Proceeds, as of the date such Asset Sale is consummated, to equal or exceed $5,000,000.

         "Trust Officer" means the Chairman of the Board, the President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

         "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

         "U.S. Government Obligations" has the meaning provided in Section 9.01.

         "U.S. Legal Tender" means such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

SECTION 1.02.  Incorporation by Reference of TIA.

         Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the SEC.

         "indenture securities" means the Securities.

         "indenture security holder" means a Holder or a Securityholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Company or any other obligor on the Securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.

SECTION 1.03.  Rules of Construction.

         Unless the context otherwise requires:

                 (1) a term has the meaning assigned to it;

                 (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                 (3) "or" is not exclusive;

                 (4) words in the singular include the plural, and words in the plural include the singular;

                 (5) provisions apply to successive events and transactions;

                 (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                 (7) when referencing the date upon which interest ceases to accrue, the phrase "to the . . . . date" means up to, but not including the referenced date.

                                  ARTICLE TWO

                                 THE SECURITIES

SECTION 2.01.  Form and Dating.

         The Series A Securities and the Series B Securities and the Trustee's certificates of authentication shall be substantially in the form of Exhibit A-1 and A-2, respectively. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication. The Series A Securities shall bear a legend substantially in the form set forth in Exhibit A-1, except to the extent that counsel for the Company (or counsel to a Holder reasonably acceptable to the Company in an opinion addressed and delivered to the Company) opines that such legending is no longer required, which opinion the Company shall use best efforts to obtain promptly after the reasonable request of a Holder, if in fact this is the case.

         The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

SECTION 2.02.  Execution and Authentication.

         Two Officers shall sign, or one Officer shall sign and one Officer shall attest to, the Securities for the Company by manual or facsimile signature. The seal of the Company shall be reproduced on the Securities.

         If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

         A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         The Trustee shall authenticate Securities for original issue and additional Securities only as provided in the next sentence (except as contemplated by Section 2.06 or 2.07) upon receipt in either case of a Company Request specifying the amount of Securities to be authenticated and the date on which such Securities are to be authenticated. Upon receipt of a Company Request stating that (a) the Company has elected to redeem or otherwise purchase Reset Notes or Subordinated Debentures, (b) Series A Securities are being exchanged for Series B Securities or (c) the Company has elected to issue Series B Securities in an aggregate principal amount of not more than $1,000,000 in exchange for the termination of some or all of the options referred to in the proviso to Section 4.18 (d), the Trustee shall authenticate and deliver Series B Securities in an aggregate principal amount equal to (i) in the case of such a redemption or purchase of the Reset Notes or Subordinated Debentures, the aggregate principal amount of Securities that would have been issued in exchange for such Reset Notes or Subordinated Debentures in the exchange offer pursuant to which the Securities were initially issued hereunder plus the accrued interest on such Reset Notes or Subordinated Debentures as of the date of such exchange, (ii) in the case of such an exchange of Series A Securities, the aggregate principal amount of such Series A Securities or (iii) in the case of any such termination of such options, the aggregate principal amount of Series B Securities specified in such Company Request. The aggregate principal amount of Securities outstanding at any time may not exceed $232,869,000 except as provided in Section 2.07 or
10.02. Upon receipt of a Company Request, the Trustee shall authenticate Securities in substitution of Securities originally issued to reflect any name change of the Company.

         The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

         The Securities shall be issuable only in registered form and only in denominations of $1,000 and any integral multiple thereof.

SECTION 2.03.  Registrar and Paying Agent.

         The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent"). The Company or a Subsidiary may act as Registrar or Paying Agent except that, for the purposes of Articles Three, Four and Nine, neither the Company nor a Subsidiary shall act as Paying Agent. The Registrar shall keep a register of the Series A Securities and Series B Securities, respectively, and of their transfer and exchange (the "Securities Register"). The Company may have one or more co-Registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

         The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

         The Company initially appoints the Trustee as Registrar and Paying
Agent.

SECTION 2.04.  Paying Agent to Hold Assets in Trust.

         The Company shall require each Paying Agent other than the Trustee to agree in writing that such Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by such Paying Agent for the payment of principal of or interest on the Securities (whether such assets have been distributed to it by the Company or any other obligor on the Securities), and shall notify the Trustee of any Default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to distribute all money held by it to the Trustee and account for any funds disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all money held by it to the Trustee and to account for any money distributed. Upon payment of all funds held by it to the Trustee, the Paying Agent shall have no further liability for such money.

SECTION 2.05.  Securityholder Lists.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders of Series A Securities and Series B Securities, respectively. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each Interest Payment Date and at such times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

SECTION 2.06.  Transfer and Exchange.

         When Securities are presented to the Registrar or a co-Registrar with a request to register the transfer of such Securities or to exchange such Securities for an equal principal amount of Securities of the same series of other authorized denominations, the Registrar or co-Registrar shall register the transfer or make the exchange as requested. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's or co-Registrar's request. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges pursuant to Sections 2.10, 3.07 or 10.05).

         The Registrar or co-Registrar shall not be required (i) to issue or register the transfer or exchange of any Security during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Securities and ending at the close of business on the day of such mailing, or
(ii) to register the transfer or exchange of any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         All Securities presented or surrendered for exchange, registration of transfer, redemption or payment shall, if so required by the Trustee or the Company, be accompanied by a written instrument or instruments of transfer, satisfactory in form to the Company and the Trustee, duly executed by the registered owner or by his attorney authorized in writing.

         Anything in this Indenture to the contrary notwithstanding, the parties hereto and any agent thereof may deem and treat the registered Holder of any Security, prior to due presentment thereof for registration of transfer, as the absolute owner of such Security for all purposes (whether or not payment with respect to such Security is past due and notwithstanding any notation of ownership or other writing thereon), and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

SECTION 2.07.  Replacement Securities.

         If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee or the Company, such Holder must provide an indemnity bond or other indemnity, sufficient in the judgment of the Company and the Trustee, to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. The Company may charge such Holder for its expenses in replacing a Security.

         Every replacement Security is an additional obligation of the Company and shall be entitled to all benefits of this Indenture equally and proportionately with all other Securities duly issued hereunder.

SECTION 2.08.  Outstanding Securities.

         Subject to Section 2.09, Securities outstanding at any time are all Securities that have been authenticated by the Trustee, except those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding.

         If a Security is replaced pursuant to Section 2.07 (other than a mutilated Security surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser. A mutilated Security ceases to be outstanding upon surrender of such Security and replacement thereof pursuant to
Section 2.07.

         If on a Redemption Date or the Maturity Date, the Paying Agent (other than the Company or a Subsidiary) holds U.S. Legal Tender or U.S. Government Obligations sufficient to pay all of the principal and interest due on the Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them shall cease to accrue.

SECTION 2.09.  Treasury Securities.

         Any Securities beneficially owned, purchased, redeemed or otherwise acquired or retired for value by the Company or any of its Subsidiaries shall cease to be outstanding for purposes of this Indenture and shall be promptly delivered to the Trustee for cancellation and the Company agrees that it shall not issue new Securities to replace any such Securities so delivered to the Trustee for cancellation. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or a Subsidiary or other Affiliate of the Company shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that the Trustee knows or has reason to know are so owned shall be disregarded.

SECTION 2.10.  Temporary Securities.

         Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities as conclusively evidenced by the execution of such Temporary Securities by an Officer or Officers of the Company in accordance with Section 2.02. Without unreasonable delay, the Company shall prepare definitive Securities.

         After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 4.02 hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 2.11.  Cancellation.

         The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent (other than the Company or a Subsidiary) and no one else, shall cancel and shall destroy all Securities surrendered for transfer, exchange, payment or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Trustee to deliver the canceled securities to the Company. Subject to Section 2.07, the Company may not issue new Securities to replace Securities it has paid, redeemed or delivered to the Trustee for cancellation.

SECTION 2.12.  Defaulted Interest.

         If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, to the persons who are Securityholders on a subsequent special record date, which date shall be the fifteenth day next preceding the date fixed by the Company for the payment of defaulted interest, whether or not such day is a Business Day. At least 15 days before the subsequent special record date, the Company shall mail to each Securityholder and deliver to the Trustee a notice that states the subsequent special record date, the payment date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid. Notwithstanding the foregoing, any interest which is paid prior to the expiration of the 30-day period set forth in Section 7.01(1) hereof shall be paid to the Securityholders as of the regular record date for the Interest Payment Date for which interest has not been paid.

SECTION 2.13.  Interest Rate; Interest Payment Dates.

         Interest shall be paid semiannually on June 30 and December 31, in each year, commencing June 30, 1996, until the principal of the Securities is paid, all as set forth in the Securities. Each Security shall bear interest from the most recent date to which interest has been paid or, if none has been paid, from the date hereof, at the rate of 15.75% per annum. Interest on the Securities shall be computed on the basis of a 360-day year comprised of twelve 30 day months.

SECTION 2.14  Two Series Pari Passu, Etc.

         The Series A Securities and the Series B Securities will rank pari passu with each other in right of payment and in respect of the Collateral and all other respects and Holders of the Securities of both series will vote and exercise remedies together as if one class.

                                 ARTICLE THREE

                              REDEMPTION; PURCHASE

SECTION 3.01.  Optional Redemption.

         The Securities may be redeemed at any time, in whole or from time to time in part, at Redemption Prices equal to the percentages of principal amount thereof set forth below if redeemed during the years indicated below:

                Year                                                                               Percentage
                ----                                                                               ----------
                1995                                                                                  101.00
                1996                                                                                  101.00
                1997                                                                                  101.00
                1998                                                                                  101.00
                1999                                                                                  101.00
                and thereafter                                                                        100.00

in each case together with accrued interest to the Redemption Date.

SECTION 3.02.  Notices to Trustee.

         If the Company elects to redeem Securities pursuant to Section 3.01 of this Indenture and/or Paragraph 6 of the Securities, it shall notify the Trustee in writing of the Redemption Date and the principal amount of Securities to be redeemed and whether it wants the Trustee to give notice of redemption to the Holders.

         The Company shall give each notice provided for in this Section 3.02 at least 60 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee).

SECTION 3.03.  Selection of Securities to be Redeemed.

         If less than all the Securities are to be redeemed pursuant to Section
3.01 of this Indenture and/or Paragraph 6 of the Securities, the Trustee shall select such Securities to be redeemed from the Securities outstanding and not previously called for redemption by lot or by such other method as the Trustee shall deem fair and appropriate (other than pro rata, unless required by applicable legal or stock exchange requirements) and in such manner as complies with applicable legal and stock exchange requirements, if any.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.
Securities and portions of Securities selected shall be in amounts of $1,000 or whole multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

SECTION 3.04.  Notice of Redemption.

         (a) The Company shall mail a notice of redemption by first-class mail to each Holder whose Securities are to be redeemed pursuant to Section 3.01 of this Indenture and/or Paragraph 6 of the Securities at least 30 days but not more than 60 days before a Redemption Date.

         (b) Each notice of redemption pursuant to Section 3.01 of this Indenture and/or Paragraph 6 of the Securities shall identify the Securities to be redeemed and shall state:

                 (1)  the Redemption Date;

                 (2)  the Redemption Price;

                 (3)  the Paying Agent;

                 (4) that Securities called for redemption must be surrendered to the Paying Agent in order to collect the Redemption Price;

                 (5) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price upon surrender to the Trustee of the Securities redeemed;

                 (6) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, and upon surrender of such Security, a new Security or Securities in aggregate principal amount equal to the unredeemed portion thereof will be issued;

                 (7) if less than all the Securities are to be redeemed, the identification (by serial and by CUSIP number) of the particular Securities (or portion thereof) to be redeemed, as well as the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities estimated to be outstanding after such partial redemption; and

                 (8) whether the Securities are being redeemed pursuant to the mandatory redemption or the optional redemption provisions contained in the Securities or herein.

         At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

SECTION 3.05.  Effect of Notice of Redemption.

         Once notice of redemption is mailed pursuant to Section 3.04(a), the Securities covered by such notice become due and payable on the Redemption Date and at the Redemption Price.

SECTION 3.06.  Deposit of Redemption Price.

         On or before 11:00 a.m., New York City time, on the Redemption Date, the Company shall deposit with the Paying Agent U.S. Legal Tender sufficient to pay the Redemption Price of all Securities to be redeemed on that date, other than Securities or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation. The Trustee or Paying Agent shall return to the Company, not later than three Business Days after the Redemption Date, any U.S. Legal Tender not required for that purpose.

         If the Company complies with the preceding paragraph, interest on the Securities to be redeemed will cease to accrue on the applicable Redemption Date, whether or not such Securities are presented for payment.

         If any Security surrendered for redemption in the manner provided in the Securities shall not be so paid upon surrender for redemption, interest will continue to accrue from the Redemption Date until such payment is made on the unpaid principal, in each case at the rate and in the manner provided in the Securities.

SECTION 3.07.  Securities Redeemed in Part.

         Upon surrender of a Security that is to be redeemed in part, the Trustee shall authenticate and deliver to the Holder a new Security or Securities equal in principal amount to the unredeemed portion of the Security surrendered.

SECTION 3.08.  Holders' Right to Cause Repurchase Upon Change of Control.

         In the event that Bennett S. LeBow ceases to control the Company (including, for the avoidance of doubt, any successor thereto under Article
Six) (other than by his death or Incapacity) (a "Change of Control"), each Holder shall have the option to cause the Company to repurchase the Securities held by such Holder in whole but not in part, at 100% of the principal amount thereof, plus accrued interest to the Repurchase Date. Within five Business Days after any Change of Control, the Company shall notify the Trustee in writing at its corporate trust office (i) of such Change of Control and (ii) that each Holder has the option to cause the Company to repurchase the Securities owned by such Holder pursuant to this Section 3.08. Within ten days after it receives such notice from the Company, the Trustee shall give notice of such option to the Holders at their addresses as shown in the Securities Register and shall publish, at least once in each of two successive weeks commencing within ten days following notice to the Trustee, in The Wall Street Journal (National Edition), or the national edition of a reasonably equivalent publication, a notice (the "Notice of Option to Cause Repurchase Upon Change of Control") setting forth (i) that a Change of Control has occurred, (ii) that each Holder has the option to cause the Company to repurchase the Securities owned by such Holder, (iii) the Repurchase Date selected by the Company (which date shall be no less than 25 Business Days and no more than 50 Business Days following the earlier of the date of the first mailing or publication of such Notice of Option to Cause Repurchase Upon Change of Control) and (iv) the procedures to be followed by Holders who desire to have their Securities repurchased. Each Holder electing to have his Securities repurchased pursuant to this Section 3.08 is required to deliver to the Paying Agent (or, if there is no Paying Agent, the Trustee), no later than 5:00 p.m., New York City time, on the date that is five Business Days prior to the Repurchase Date, his Securities with the form provided on the reverse side of the Securities entitled "Option to Cause Repurchase Upon Change of Control" duly executed and completed. Each Holder who elects to cause repurchase shall be entitled to revoke his election by delivering a written notice of such revocation to the Paying Agent prior to 5:00 p.m., New York City time, on the date that is five Business Days prior to the Repurchase Date. To the extent permitted by law, such revocation shall be irrevocable. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Security for repurchase or any notice of revocation will be determined by the Company, whose determination shall be final and binding. If the option to cause repurchase is revoked by the Holder as aforesaid, the Company or the Paying Agent will promptly return the Securities to such Holder. The Securities surrendered for repurchase (which repurchase has not been properly revoked) become due and payable on the Repurchase Date at 100% of principal amount thereof, plus accrued interest to the Repurchase Date.

         For the purposes of this Section 3.08, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

SECTION 3.09.  Mandatory Offer to Purchase upon Triggering Asset Sale.

         Within (i) 30 days following the consummation of a Triggering Asset Sale, other than a Triggering Asset Sale referred to in clause (ii) or (iii) below, (ii) 90 days following the consummation of a Triggering Asset Sale if 10% or more of the consideration (not including any assumption of Indebtedness) actually received by the Company, directly or indirectly (including through any Subsidiary), in respect of such Triggering Asset Sale consists of non-cash consideration, or (iii) 180 days following the consummation of a Triggering Asset Sale if such sale involves a sale of the Equity Interests of or all or substantially all of the assets of Liggett and 10% or more of the consideration (not including any assumption of Indebtedness) actually received by the Company, directly or indirectly (including through any Subsidiary), in respect of such Triggering Asset Sale consists of non-cash consideration (the "Offer Date"), the Company shall make an offer to all Holders (an "Offer") to apply the applicable Offer Purchase Amount to the acquisition of Securities at a purchase price (the "Offer Purchase Price") equal to the Redemption Price payable if the Company were redeeming such Securities pursuant to Section 3.01 plus accrued interest to the date of such acquisition (the "Purchase Date").

         The Company shall give the Trustee notice that it is making an Offer pursuant to this Section 3.09. The Trustee shall notify the Holders that it has received such a notice from the Company within ten days after it receives such notice. Notice of an Offer shall be mailed by the Company to all Holders not less than 30 days nor more than 60 days before the Purchase Date at their last registered addresses appearing in the Securities Register. The Offer shall remain open from the time of mailing until five days before the Purchase Date. The notice shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer. The notice, which shall govern the terms of the Offer, shall state:

                 (1)  that the Offer is being made pursuant to this Section
         3.09;

                 (2) the aggregate principal amount of Securities for which the Offer is being made, the amount of the interest that shall have accrued thereon to the Purchase Date, the purchase price (including the amount of accrued interest) for the Securities, the Offer Purchase Amount and the Purchase Date;

                 (3) that any Security not tendered or accepted for payment will continue to accrue interest;

                 (4) that any Security accepted for payment and for which payment is made pursuant to the Offer shall cease to accrue interest after the Purchase Date;

                 (5) that Holders electing to have a Security purchased pursuant to an Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase Pursuant to
         Section 3.09 of the Indenture upon Triggering Asset Sale" on the reverse of the Security completed, to the Paying Agent at the address specified in the notice at least five days before the Purchase Date;

                 (6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than five days prior to the Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have the Security purchased;

                 (7) (x) that if Securities in a principal amount in excess of the principal amount of Securities for which the Offer is being made are tendered pursuant to the Offer, the Company shall purchase such Securities on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000 or integral multiples of $1,000 shall be acquired) and (y) the procedures set forth in the second full succeeding paragraph; and

                 (8) that Holders whose Securities were purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

         Each such notice shall be accompanied by a copy of the information regarding the Company required to be contained in a Quarterly Report on Form 10-Q for the fiscal quarter of the Company ended immediately prior to the Offer Date or, if such fiscal quarter ended less than 45 days prior to the Offer Date in the case of the first three fiscal quarters or 90 days prior to the Offer Date in the case of the fourth fiscal quarter, for the preceding fiscal quarter. Notwithstanding the foregoing, if the Offer Date is during the second fiscal quarter of the Company, such notice may include only a copy of the information required to be contained in an Annual Report to Shareholders pursuant to Rule 14a-3 under the Exchange Act for the fiscal year of the Company ending immediately prior to such Offer Date.

         Each holder accepting an Offer (an "Accepting Holder") may include in such notice of acceptance an agreement to have prepaid, in addition to the Offer Purchase Amount allocable to each Security of such Holder, all or any part of the balance of the principal amount of each such Security, specifying the maximum principal amount of each such Security, which such Accepting Holder is willing to have prepaid. Upon receipt of all timely acceptances from Accepting Holders, the Company shall allocate that portion of the Offer Purchase Amount that would have been allocated to the Holders who did not accept the Offer among the Securities of Accepting Holders in proportion to the respective Offer Purchase Amount allocated to the Securities of Accepting Holders. If the portion of the Offer Purchase Amount thus allocated to the Securities of an Accepting Holder would exceed the maximum principal amount of such Securities which such Accepting Holder has agreed to have prepaid, such excess shall be allocated among the Securities of Accepting Holders who have agreed to accept prepayments in an amount which still exceeds the amount of prepayments previously allocated to them pursuant to this paragraph in proportion to the respective Offer Purchase Amount allocable to the Securities of such Accepting Holders; and such allocation shall be repeated as many times as shall be necessary until the Offer Purchase Amount has been fully allocated or until it is no longer possible to allocate the Offer Purchase Amount without exceeding the maximum principal amount of the Securities which all Accepting Holders respectively have agreed to have prepaid.

         Before 5:00 p.m., New York City time, on the Business Day immediately preceding a Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Offer (on a pro rata basis if required pursuant to paragraph (7) above), (ii) deposit with the Paying Agent U.S. Legal Tender sufficient to pay the Offer Purchase Price of all Securities or portions thereof so accepted and (iii) deliver to the Trustee Securities so accepted together with an Officers' Certificate of the Company stating the aggregate principal amount of the Securities tendered and the aggregate principal amount of each of the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Offer Purchase Price and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Paying Agent to the Holder thereof. The Company shall publicly announce the results of the Offer on the Purchase Date. For purposes of this Section 3.09, the Trustee shall act as the Paying Agent.

         The Offer shall be made by the Company in compliance with all applicable laws, including, without limitation, the requirements of Rule 14e-1 under the Exchange Act, any other tender offer rules under the Exchange Act and all other applicable Federal and state securities laws.

         Subject to applicable escheat laws, the Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed, together with interest, if any, thereon, held by them for the payment of the Offer Purchase Price no later than two weeks after the Purchase Date; provided, however, that
(x) to the extent that the aggregate amount of an Offer exceeds the aggregate Offer Purchase Price of the Securities or portions thereof to be purchased, the Trustee shall hold such excess for the Company and (y) unless otherwise directed by the Company in writing, promptly after the Business Day following the Purchase Date the Trustee shall return any such excess to the Company together with interest, if any, thereon.

         ARTICLE FOUR

                                   COVENANTS

SECTION 4.01.  Payment of Securities.

         The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities. An installment of principal of or interest on the Securities shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or any Subsidiary) holds on that date U.S. Legal Tender designated for and sufficient to pay the installment.

         The Company shall pay interest on overdue principal at the rate borne by the Securities plus 1% and shall pay interest on overdue installments of interest at the same rate, to the extent lawful, in accordance with Section 2.12.

SECTION 4.02.  Maintenance of Office or Agency.

         The Company will maintain in the Borough of Manhattan, the City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company hereby initially appoints Shawmut Trust Company, 14 Wall Street, New York, New York 10005 as its office or agent for each of said purposes. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 13.02.

         The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, for such purposes.

SECTION 4.03.  Limitations on Restricted Payments.

         (a) The Company shall not, directly or indirectly, including without limitation through any Subsidiary thereof, make any Restricted Payment unless after giving effect to any such Restricted Payment (a) no Default or Event of Default shall have occurred and be continuing and (b) the aggregate amount of all Restricted Payments made in any Indenture Year shall not exceed the Restricted Payment Basket. Notwithstanding the foregoing, no Restricted Payments shall be made unless made in cash.

         (b) Notwithstanding the foregoing, (i) no Restricted Payment may be made, directly or indirectly, if, at the time of such Restricted Payment, or after giving effect thereto, a Default or an Event of Default shall have occurred and be continuing and (ii) these provisions will not prevent (1) the payment of any dividend or distribution within 60 days after the date of its declaration if the dividend or distribution would have been permitted on the date of its declaration and is not prohibited by the foregoing clause (i) or
(2) the acquisition of any Equity Interests of the Company by an exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Subsidiary) of, Equity Interests of the Company.

SECTION 4.04.  Limitation on Indebtedness.

         The Company shall not create, incur, issue, assume or directly or indirectly guarantee or become liable for the payment of any Indebtedness other than:

                 (a) Indebtedness of the Company outstanding on the date of this Indenture and listed on Schedule 1 hereto and any Indebtedness refinancing, refunding or replacing such Indebtedness, provided that the principal amount of the Indebtedness so refinanced, refunded or replaced is not thereby increased;

                 (b) guarantees of Indebtedness of Subsidiaries of the Company provided, that the aggregate outstanding principal amount of such Indebtedness so guaranteed shall not exceed $50,000,000;

                 (c) additional Indebtedness of the Company not exceeding $10,000,000 in aggregate principal amount at any one time outstanding; and

                 (d)  the Securities.

SECTION 4.05.  Limitation on Transactions with Affiliates and Investments.

         (a) The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, engage in any Affiliated Transaction with an Affiliate of the Company (other than the Company, any Subsidiary, New Valley or any other person controlled by the Company or New Valley), except (i) any transaction or any series of related transactions in the ordinary course of business involving in the aggregate for all such transactions not more than $2,000,000 in any Indenture Year, (ii) the direct payment or reimbursement by the Company or any of its Subsidiaries of Permitted Operating Expenses of BGL not exceeding $6,500,000 in any Indenture Year, (iii) the direct payment or reimbursement after the date hereof by the Company or any of its Subsidiaries of other actual reasonable expenses of BGL payable to unrelated parties and not exceeding $5,000,000 for the period beginning on November 1, 1995 and ending on April 30, 1997, which expenses were incurred in connection with any investment or investments by the Company or any of its controlled Affiliates and (iv) as contemplated in Section 4.05(b)(ii) or (d). The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, engage in any Affiliated Transaction with a person controlled by the Company or New Valley (other than any Subsidiary or New Valley) unless the terms of such Affiliated Transaction are no less favorable to the Company or such Subsidiary, as the case may be, than would have been obtainable in an arms-length transaction with unrelated persons. The Company shall not, and shall not permit any Subsidiaries to, directly or indirectly, make an Investment in an Affiliate of the Company (other than the Company, any Subsidiary, New Valley or other person controlled by the Company).

         (b) So long as any Securities remain outstanding, (i) the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into any Affiliated Transaction with LeBow (except (I) as permitted by paragraph (a) above or paragraph (d) below, (II) salaries and bonuses payable pursuant to clause (ii) below and (III), if and for so long as New Valley shall be a Subsidiary, transactions specifically permitted in clause
(x) or (y) of Section 5.02(a)) and (ii) Bennett S. LeBow's aggregate salary and bonus payable by BGL, the Company and their respective subsidiaries in any year (except for salaries and bonuses payable by New Valley and any of its subsidiaries, if and for so long as New Valley shall be a Subsidiary, pursuant to clause (x) or (y) of Section 5.02(a)) may not be increased from one year to the next by more than 10% per annum, except that his salary and bonus may be increased in the same percentage amount as any increase in the Common Stock Price (as defined below) during the employment contract term just expired, up to a maximum increase in salary and bonus of 25% per annum, provided that his salary and bonus shall be decreased in the same percentage as any decrease in the Common Stock Price during the employment contract term just expired in excess of 10% per annum, up to a maximum of 25% per annum, but in no event shall the foregoing require that his salary and bonus be decreased by such adjustment below their level as of October 28, 1994. For purposes of the above, "Common Stock Price" means the average closing price of a share of the Common Stock of BGL during the final 30 days of a calendar year.

         (c) Except as set forth in the immediately succeeding sentence but notwithstanding anything else to the contrary contained in this Indenture, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into any transaction or series of related transactions with New Valley or any of its subsidiaries involving $1,000,000 or more in any Indenture Year unless New Valley shall have received an opinion from a Designated Investment Bank that such transaction is fair to New Valley or its subsidiary from a financial point of view. Notwithstanding the preceding sentence, the Company shall not be required to comply with the immediately preceding sentence with respect to (i) pro rata dividends or redemptions in respect of any class of Equity Interests of New Valley in accordance with the terms thereof and (ii) any purchase of Equity Interests of New Valley in the open market or in privately negotiated transactions or on terms offered pro rata to all holders of that class for cash or other Property.

         (d) The foregoing paragraphs (a), (b) and (c) shall not prevent (i) the Company from paying LeBow (other than Bennett S. LeBow) management and consulting fees or salaries if such fees and salaries, together with fees and salaries paid pursuant to clause (z) of Section 5.02(a), do not exceed $500,000 per annum and reimbursing Bennett S. LeBow and his Affiliates for all expenses reasonably incurred by them in providing services to the Company; (ii) Liggett from making payments to Bennett S. LeBow and his Affiliates (other than the Company) according to the payment schedules (including any renewals or extensions thereof on materially the same terms) set forth in existing management service agreements filed by the Company or Liggett with the SEC on or prior to September 30, 1995 without giving effect to any modification or supplement thereto accelerating any such payment schedules for management and consulting fees (or any other fees or payments of a similar nature for services provided) in an aggregate amount not exceeding (1) $5,000,000 times (2) the number of fiscal years of Liggett that have occurred, as of the date of determination, since January 1, 1995 (any portion of a fiscal year shall be deemed to be an entire fiscal year for purposes of this calculation), provided that no such payments shall be made on or after the date on which (I) the Equity Interests of Liggett are sold, transferred or otherwise disposed of in accordance with Section 12.08(a) or (II) all or substantially all of the assets of Liggett are transferred or Liggett is liquidated; (iii) Com Products Inc. from paying management and consulting fees to BGL in an aggregate amount not exceeding $300,000 in any Indenture Year; (iv) the Company from making Restricted Payments in accordance with Section 4.03; (v) the Company and any of its Subsidiaries or Affiliates from entering into securities brokerage and securities underwriting transactions with Ladenburg, Thalmann & Co., Inc. ("LTC") at LTC's usual and customary rates and on usual and customary terms, so long as such rates and terms are in accordance with securities industry practice for comparable brokerage firms and so long as New Valley beneficially owns, directly or indirectly, a majority of the shares of capital stock of LTC (other than any such shares issued to any officer or director of LTC who would not be a Brooke Expanded Affiliate but for such status as an officer or director); (vi) any Disposition of Assets effected in compliance with Section 6.01; (vii) payments of the type permitted pursuant to Section 5.03(a); and
(viii) guarantees of Indebtedness of Subsidiaries of the Company by BGL.

SECTION 4.06.  Investment Company Act.

         The Company shall not register as, or be required to register as, an "investment company" as defined under the Investment Company Act of 1940. The Company shall deliver to the Trustee within 30 days after the date thereof written notice of any event which, but for the provisions of Rule 3a-2 (or any successor rule) under the Investment Company Act, would have caused it to be deemed an "investment company" as defined in the Investment Company Act.

SECTION 4.07.  No Liens on Collateral.

         Except for Permitted Liens, the Company shall not, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any Collateral or any income or profits therefrom.

SECTION 4.08.  No Violation of the Margin Rules.

         The Company shall not, directly or indirectly, use the proceeds of the Securities to purchase or carry, or to extend credit to others for the purpose of purchasing or carrying, any Margin Stock in violation of Regulations G or X of the Board of Governors of the Federal Reserve System.

SECTION 4.09.  Recording of Security Interest.

         On or before the date the Pledge is made by the Company or NV Holdings, the Company shall and shall cause NV Holdings, as applicable, to cause the Pledge Agreement, and all necessary financing statements, notifications of secured transactions and other instruments, to be promptly recorded, registered and filed and to be kept, recorded, registered and filed in such manner and in such places as may be required by law, and take all such other action as may be required in order to make effective the Security Interest intended to be created in connection with this Indenture; provided that the foregoing obligations of the Company shall not be a condition precedent to the authentication and delivery of the Securities. The Company shall furnish to the Trustee promptly after the execution and delivery of this Indenture, one or more Opinions of Counsel (1) stating that in the opinion of such counsel all such financing statements, notifications and other instruments have been properly recorded, registered and filed so as to make effective the Security Interest intended to be created hereby and by the Pledge Agreement, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such Security Interest effective and (2) stating what, if any, action of the foregoing character may reasonably be expected to become necessary during the next year to so maintain the Security Interest contemplated by this Indenture and the Pledge Agreement. On or within 30 days before each anniversary of the date of execution and delivery of this Indenture, the Company shall furnish to the Trustee, one or more Opinions of Counsel (1) stating that such action has been taken with respect to the recording, registering, filing, rerecording, reregistering and refiling of the Indenture and the Pledge Agreement and all necessary financing statements, notifications of secured transactions and other instruments as may be necessary to make effective and maintain the Security Interest contemplated hereby and thereby and reciting the details of such action (including the jurisdictions in which such actions were taken), or stating that no such action is required, and
(2) stating what, if any, action of the foregoing character may reasonably be expected to become necessary during the next year to so maintain the Security Interest contemplated by this Indenture and the Pledge Agreement.

SECTION 4.10.  Financial Reports.

         The Company shall file with the Trustee within 15 days after it files with the SEC, copies of the quarterly and annual reports and the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, then it shall file with the Trustee, within 15 days after it would have been required to file with the SEC, financial statements, including any notes thereto (and, in the case of a fiscal year end, an auditors' report by a firm of established national reputation reasonably satisfactory to the Trustee), comparable to that which it would have been required to include in such quarterly or annual reports, information, documents or other reports, as the case may be, if it were subject to the requirements of
Section 13 or 15(d)
of the Exchange Act. The Company also shall comply with the other provisions of TIA Section 314(a).

         So long as the Securities remain outstanding, the Company shall cause any annual reports to stockholders, containing audited consolidated financial statements, and any other financial reports furnished by the Company to stockholders and quarterly or other financial reports filed with the SEC and furnished by the Company to stockholders or proxy or information statements furnished to stockholders, to be mailed to the Holders (no later than 10 Business Days after the date such materials are mailed or made available to the stockholders) at their addresses appearing in the Securities Register and will cause to be disclosed in such annual reports as of the date of the most recent financial statements in each such report the amount available for dividends and other payments pursuant to Section 4.03.

         All annual consolidated financial statements of the Company and its Subsidiaries shall be accompanied by a report thereon from any one of Coopers & Lybrand, Arthur Andersen, Deloitte & Touche, Ernst & Young, KPMG Peat Marwick, or Price Waterhouse (or any successor to any of the above).

         The Company shall provide to the Trustee within 10 Business Days of filing with the Trustee the reports or financial statements referred to in the first paragraph of this Section 4.10, an Officers' Certificate setting forth for the fiscal quarter or fiscal year, as the case may be, covered by such report or financial statement, (i) the aggregate amount of all dividends paid by the Company, (ii) the estimated amount (reasonably determined) as of the last day of such fiscal year or quarter of net operating loss, capital loss and tax credit carryover ("Tax Sharing Attributes") utilizable by each Subsidiary of the Company which is included in the BGL Group for purposes of determining the amount due under any tax sharing agreement or arrangement whether or not in writing, with respect to which any such Subsidiary may be required to make a payment, (iii) all Restricted Payments, (iv) all salaries and management and consulting fees payable by the Company or any of its Subsidiaries to LeBow, (v) the computation of all payments in respect of tax sharing arrangements and (vi) the calculation of the Net Available Proceeds of all Asset Sales consummated in such fiscal quarter or fiscal year; provided that any such information (other than the calculation of Net Available Proceeds) with respect to Brooke Overseas shall be so furnished only to the extent available to the Company. The Trustee shall promptly furnish such report to each Securityholder but shall have no duty to determine its conformity with the requirements of this Indenture or other duties with respect thereto. The Company shall provide to the Trustee a schedule of the actual Tax Sharing Attributes of the Subsidiaries of the Company not later than 15 days after the filing of the consolidated federal income tax return of the BGL Group and the Trustee shall promptly furnish such schedule to each Securityholder but shall have no duty to determine its conformity with the requirements of this Indenture or other duties with respect thereto.

SECTION 4.11.  Waiver of Stay, Extension or Usury Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of any stay or extension law or any usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.12.  Notice of Acceleration.

         In the event that any Indebtedness of the Company is declared due and payable before its maturity because of the occurrence of any default (or any event which, with notice or the lapse of time, or both, shall constitute such default) under such Indebtedness, the Company shall promptly give written notice to the Trustee of such declaration. The Trustee shall promptly notify each Securityholder of such occurrence.

SECTION 4.13.  Compliance with Laws.

         The Company shall comply with all applicable statutes, rules, regulations, orders and restrictions of the United States of America, states and municipalities, and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, in respect of the conduct of its businesses and the ownership of its properties, except such as are being contested in good faith and by appropriate proceedings in such manner as not to cause any material adverse effect upon the business, properties, operations, condition (financial or other) of the Company and the Subsidiaries taken as a whole and except for such noncompliances as will not in the aggregate have a material adverse effect on the business, properties, operations, condition (financial or other) of the Company and the Subsidiaries taken as a whole.

SECTION 4.14.  Existence.

         Subject to Article Six, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate or other existence and its rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 4.15.  Payment of Taxes and Other Claims.

         The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary (including, without limitation, any taxes levied on, or in respect of, the Collateral) and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Company or any Subsidiary; provided, however, that the Company or any Subsidiary shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which disputed amounts adequate reserves have been made.

SECTION 4.16.  Maintenance of Properties.

         (a) The Company shall cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties, if such discontinuance is, in the judgment of the Board of Directors of the Company, desirable in the conduct of the business of the Company and not disadvantageous in any material respect to the Holders.

         (b) The Company shall not substitute or exchange any Equity Interests of New Valley included in the Collateral for other Property (except for any Collateral received in connection with a conversion, exchange or other reconstitution, reclassification or restructuring applying generally to all New Valley Class A Preferred Shares and/or New Valley Class B Preferred Shares) other than in connection with any sale permitted by Section 12.08.

SECTION 4.17.  Compliance Certificate

         The Company shall deliver to the Trustee within 90 days after the end of its fiscal year (which on the date hereof is the calendar year) an Officers' Certificate of the Company stating that a review of its activities during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether it has kept, observed, performed and fulfilled its obligations under this Indenture and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge, during such preceding fiscal year it has kept, observed, performed and fulfilled each and every such covenant and no Default occurred during such year. If such signers do know of such a Default, such certificates shall describe the Default and its status with particularity and the action the Company or the Subsidiary concerned is taking with respect thereto.

         The Company shall deliver to the Trustee, forthwith upon becoming aware of (i) any Default or Event of Default in the performance of any covenant, agreement or condition contained in this Indenture; or (ii) any default under any other mortgage, indenture or instrument (as that term is used in Section 7.01(5)), an Officers' Certificate specifying with particularity such Default, Event of Default or default.

SECTION 4.18. Ownership of NV Holdings; Additional Covenants Relating to NV Holdings.

         (a) So long as the Securities are outstanding and except as permitted by Section 6.01, the Company shall continue to own all the Equity Interests of NV Holdings and any options, warrants or other rights to acquire such Equity Interests.

         (b) The Company shall cause NV Holdings' sole function to be to hold Equity Interests and Investments in New Valley and other Investments permitted pursuant to this Section 4.18 and to hold cash and make payments as permitted by Section 4.23. The Company will not permit NV Holdings to conduct any business activities other than to hold such Equity Interests, Investments and cash, to make such payments and to conduct those incidental and customary activities required in order to oversee and manage its interests in New Valley and other Investments permitted pursuant to this Section 4.18.

(c)  The Company will not permit NV Holdings to incur any Indebtedness.

         (d) Except as contemplated by the NV Holdings Pledge Agreement, the Company will not permit NV Holdings to, directly or indirectly, create, incur, assume or permit to exist any Lien (other than Liens described in clauses (a) through (c) of the definition of "Permitted Liens") on or with respect to any of its assets, including, without limitation, the New Valley Assets, or any income or profits therefrom including any dividends and distributions received thereon or distributable with respect thereto, or interest therein; provided, however, that the foregoing shall not prevent the existence or the exercise of options, as in effect on the date hereof, to acquire an aggregate of 9,000,000 New Valley Common Shares pursuant to options granted to Pacific Asset Holdings and M.D.C. Western Holdings Inc.

         (e) NV Holdings will not make, directly or indirectly, any Investments in cash or by delivery of Property (x) in any Person, whether by the acquisition of Indebtedness or other obligation, security or Equity Interest, or by loan, advance, extension of credit or capital contribution, or otherwise, or (y) in any Property (items (x) and (y) herein called "NV Holdings Investments"), except the following:

                 (1) Investments in direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date the Investment is made or acquired;

                 (2) Investments maturing within one year from the date the Investment is made or acquired in time deposits with or certificates of deposit issued by a bank or trust company organized under the laws of the United States of America or any state thereof having a capital and surplus and undivided profits aggregating at least $250,000,000;

                 (3) purchases of Equity Interests in New Valley so long as New Valley shall continue to be a Publicly-held Company and so long as such Equity Interests shall be pledged hereunder; and

                 (4) Investments in Publicly-held Companies to the extent received as a result of any dividend in kind, distribution, spin-off, split-up, corporate reorganization or similar transaction with respect to New Valley in which such Investment is received without the payment of further consideration by NV Holdings (a "New Valley Entity").

         (f) The Company will not permit NV Holdings to (i) consolidate with or merge with or into any other person, (ii) transfer (by lease, assignment, sale or otherwise) in a single transaction or through a series of transactions, all or substantially all of its properties and assets, as an entirety or substantially as an entirety, to another person or group of persons or (iii) adopt a Plan of Liquidation.

SECTION 4.19. Restrictions on Issuance of Additional Stock of Liggett or Brooke Overseas.

         (a) So long as any Securities remain outstanding, the Company shall not permit Liggett, any Liggett Holding Subsidiary or Brooke Overseas to issue, directly or indirectly, any additional Equity Interests or options, warrants, convertible or exchangeable securities or other rights to acquire such Equity Interests to any Person other than the Company or any Liggett Holding Subsidiary, except (other than in the case of any Liggett Holding Subsidiary) for shares of non-voting, non-convertible, non-exchangeable preferred stock the issuance of which (i) would not at the time of issuance or thereafter cause such Subsidiary to cease to be a member of a hypothetical affiliated group for federal income tax purposes of which the Company is the parent and (ii) complies with paragraph (b) below.

         (b) So long as any Securities remain outstanding, the Company shall not permit Liggett or Brooke Overseas or any of their respective subsidiaries to issue, directly or indirectly, in one transaction or in a series of related transactions, any preferred stock for proceeds of $5,000,000 in cash and/or other consideration or more unless (i) such preferred stock is not issued to LeBow or any other Brooke Expanded Affiliate (other than the Company, any of its Subsidiaries or any officer or director of such Subsidiary who would not be a Brooke Expanded Affiliate but for such status as an officer or director),
(ii) the Board of Directors of such Subsidiary shall have determined that such transaction is fair to such Subsidiary from a financial point of view and (iii) such Subsidiary shall have received an opinion from a Designated Investment Bank or, in the case of any such issuance by Brooke Overseas or any of its subsidiaries, an internationally recognized investment banking firm, that such transaction is fair to such Subsidiary.

SECTION 4.20.  Opinions, Appraisals, Etc.

         Whenever an opinion, appraisal or similar document (other than an Officers' Certificate or a Company Request) is required to be provided to the Trustee hereunder, under the Pledge Agreement or otherwise in connection with a transaction contemplated hereby, the person providing such opinion, appraisal or similar document shall not be an Affiliate or Associate of the Company or LeBow or any other Brooke Expanded Affiliate nor a person subject to an agreement to cause such person to become such an Affiliate or Associate or any other Brooke Expanded Affiliate. The Trustee is entitled to rely on a written representation to the foregoing effect given by the person providing any such opinion, appraisal or similar document. The Trustee agrees to make any such opinion, appraisal or similar document available for inspection by any Holder upon reasonable notice and during normal business hours.

SECTION 4.21. Ownership of Liggett, Brooke Overseas and Liggett Holding Subsidiaries.

         Except as permitted under Sections 4.19(a) and 12.08 and so long as the Securities are outstanding, the Company shall continue to own all of the Equity Interests and any options, warrants or other rights to acquire such Equity Interests of Liggett, Brooke Overseas, and each Liggett Holding Subsidiary, and such ownership shall be directly held by the Company (including, for the avoidance of doubt, any successor thereto under Article
Six) or in the case of Brooke Overseas, Liggett (unless one or more Liggett Holding Subsidiaries shall own Equity Interests of Liggett or options, warrants or other rights with respect thereto (collectively, "Liggett Interests")) and the ultimate Liggett Holding Subsidiary; provided, however, that in one transaction or in a series of substantially contemporaneous related transactions resulting in the termination of the direct ownership of the Liggett Interests by the Company, the Liggett Interests may be transferred to or caused to be owned by any wholly-owned Subsidiary of the Company, and such wholly owned Subsidiary of the Company may be owned by another wholly-owned Subsidiary of the Company (any such wholly-owned Subsidiary of the Company directly or indirectly owning Liggett Interests, a "Liggett Holding Subsidiary") if (i) no Default or Event of Default shall be continuing, (ii) after giving effect to such transaction or transactions, the Liggett Interests and the Equity Interests and any such related options, warrants and rights of each Liggett Holding Subsidiary are the subject of the Pledge or have otherwise been pledged to the Trustee for the benefit of the Holders pursuant to a pledge agreement substantially similar to the Pledge Agreement and in form and substance reasonably satisfactory to the Trustee, (iii) the Company shall have furnished one or more Opinions of Counsel, in form and substance reasonably satisfactory to the Trustee, as to the enforceability of the Pledge and the perfection of the Liens intended to be created thereby or, as the case may be, as to the due authorization, execution, delivery and enforceability of such other pledge agreement or pledge agreements, the creation and perfection of the Liens intended to be created thereby and such other matters as the Trustee may reasonably request, (iv) any such transaction shall be permitted by this Indenture and the Trustee shall have received an Opinion of Counsel (from outside counsel to the Company) delivered to the Company as to such transaction not violating this Indenture as in effect immediately prior to the date of such transaction and stating that the Trustee can rely on such Opinion of Counsel as if addressed to it, (v) no Liggett Holding Subsidiary may engage in any business other than that of owning the Liggett Interests or Equity Interests of another Liggett Holding Subsidiary, (vi) all Liggett Holding Subsidiaries and Liggett shall be treated as a consolidated person and (vii) the rights of the Company under Section 5.04 are not materially adversely affected.

SECTION 4.22.  Escrows.

         The Company shall deposit into the Cash Collateral Account or one or more escrow accounts subject to the lien of the Pledge Agreement and on terms reasonably satisfactory to the Trustee (i) an amount equal to the aggregate of any federal, state, local and foreign income taxes estimated to be payable by the Company or any of its Subsidiaries in connection with each Asset Sale and
(ii) all consideration received by the Company or any Subsidiary in connection with each Asset Sale (which in any event shall include any sale of Collateral or any Triggering Asset Sale) or other amounts constituting Net Available Proceeds and such amounts and consideration shall remain on deposit therein until used to pay any of the taxes referred to in clause (i) above or any fees, expenses or commissions otherwise permitted to be deducted from the proceeds of such Asset Sale in determining the applicable Net Available Proceeds or until applied in accordance with Section 3.09.

SECTION 4.23.  Excluded Cash.

         Any Excluded Cash received by the Company or any of its Subsidiaries shall be immediately transferred to NV Holdings (unless already held by NV Holdings) and may be applied by NV Holdings (or transferred by NV Holdings to the Company or any of its Subsidiaries for immediate application by the Company or any such Subsidiary) only to (i) Permitted Operating Expenses and Investments of the Company in any of its Subsidiaries or other expenses the payment of which is permitted pursuant to clause (iii) of Section 4.05(a), (ii) payments permitted pursuant to Section 4.03 or (iii) the payment of principal of or interest on any Indebtedness of the Company (other than Indebtedness incurred solely in contemplation of the receipt of such Excluded Cash); provided that not more than an amount of Excluded Cash consisting of dividends or other distributions on New Valley Equity equal to the Maximum New Valley Distribution Amount may be applied to Permitted Operating Expenses and Investments of the Company in any of its Subsidiaries; and provided, further, that an additional $5,000,000 of dividends and distributions on New Valley Equity may be applied, at any time prior to April 30, 1997, to expenses permitted pursuant to clause (iii) of Section 4.05(a).

SECTION 4.24.  Fiscal Year.

         The Company will not, for purposes of determining compliance with this Indenture, change the last day of its fiscal year from December 31 of each year.

                                  ARTICLE FIVE

                              ADDITIONAL COVENANTS

SECTION 5.01.  Restrictions on Sold Assets.

         (a) If at any time any property of the Company or any of its Subsidiaries is sold, conveyed or otherwise transferred, whether directly or indirectly, Bennett S. LeBow agrees that he will not, directly or indirectly, whether by himself or through any Affiliate, Associate or any other Brooke Expanded Affiliate (other than the Company or any of its Subsidiaries), engage in any transaction involving, directly or indirectly, such property until at least one year has elapsed since such sale, conveyance or transfer.

         (b) If at any time any property of the Company or any of its Subsidiaries is sold, conveyed or transferred, whether directly or indirectly, BGL agrees that it will not, directly or indirectly, whether by itself or through any Affiliate, Associate or any other Brooke Expanded Affiliate (other than the Company or any of its Subsidiaries), engage in any transaction involving, directly or indirectly, such property until at least one year has elapsed since such sale, conveyance or transfer.

SECTION 5.02.  Restrictions on Transactions with New Valley.

         (a) Bennett S. LeBow agrees that he shall not, directly or indirectly, whether or not by himself or through any of his Affiliates or Associates (other than in each case, the Company or any of its Subsidiaries or any person controlled by New Valley) and shall not, to the extent within his reasonable power, permit any of his Affiliates or Associates (other than the Company or any of its Subsidiaries or any person controlled by New Valley) to, engage in any Affiliated Transaction with New Valley or any of its subsidiaries except any transaction or series of related transactions in the ordinary course of business involving in the aggregate for all such transactions not more than $2,000,000 in any Indenture Year if the terms of such transaction or transactions are no less favorable to New Valley or its Subsidiaries than would be available in an arms-length transaction between unrelated persons and provided that New Valley and any of its subsidiaries (x) may (1) reimburse Bennett S. LeBow and any of his Affiliates or Associates for reasonable ordinary business expenses ("New Valley Expenses") incurred on behalf of, or for the benefit of, New Valley or any of its subsidiaries, provided that the expense for which reimbursement is sought arose in dealings with a person that is not an Affiliate of Bennett S. LeBow and (2) pay Bennett S. LeBow compensation for services rendered to New Valley as an employee, officer or director of New Valley, (y) may pay such other amounts to Bennett S. LeBow, provided that the aggregate amount of all payments made pursuant to this clause
(y) and clause (x)(2) of this Section 5.02(a) shall not exceed $2,000,000 in any calendar year (or, for the year 2001, the amount equal to $2,000,000 multiplied by a fraction the numerator of which is the number of days that have elapsed in such year as of the date of determination and the denominator of which is 365) and (z) may pay Affiliates or

Associates of Bennett S. LeBow management and consulting fees and salaries if such fees and salaries, together with fees and salaries paid pursuant to clause
(i) of paragraph (d) of Section 4.05, do not exceed $500,000 in any Indenture Year. Without limiting the foregoing, Bennett S. LeBow agrees that he shall not, directly or indirectly, whether or not by himself or through any Affiliate, Associate or any other Brooke Expanded Affiliate (other than the Company, NV Holdings or New Valley), and shall not, to the extent within his reasonable power, permit any Affiliate or Associate (other than the Company, NV Holdings or New Valley) to, acquire any Equity Interests in New Valley.

         (b) BGL agrees that it shall not, directly or indirectly, whether or not by itself or through any Affiliate or Associate (other than in each case, the Company or any of its Subsidiaries), and shall not, to the extent within its reasonable power, permit any Affiliate or Associate (other than the Company or any of its Subsidiaries or any person controlled by New Valley), to engage in any Affiliated Transaction with New Valley or any of its subsidiaries, other than as specifically permitted under Section 5.02(a). BGL agrees that it shall not, directly or indirectly, whether or not by itself or through any Affiliate, Associate or any other Brooke Expanded Affiliate (other than the Company, NV Holdings or New Valley) and shall not, to the extent within its reasonable power, permit any Affiliate or Associate (other than the Company, NV Holdings or New Valley) to, acquire any Equity Interests in New Valley.

SECTION 5.03.  Tax Sharing Payments.

         (a)(i)(A) Within 120 days after the last day of each calendar year of BGLS, BGLS shall pay to BGL with respect to such calendar year, an amount up to or equal to the greater of (x) the amount for such calendar year determined pursuant to clause (1) below (the "Tax Payment") and (y) the amount for such calendar year determined pursuant to clause (2) below (the "BGLS Allocable Amount"):

                 (1) the Tax Payment for a calendar year shall equal (x) the Tax Percentage for such calendar year multiplied by (y) Company Net Income for such calendar year, and deducting therefrom Company Credits for such calendar year.

                 (2) The BGLS Allocable Amount for a calendar year shall be determined as follows:

         First, compute the cumulative amount (the "Company Group Share") of any federal income taxes (and, where, applicable, State Combined Taxes) actually payable by BGL (and not refundable as the result of a loss carryback or otherwise) which are attributable to the Company Group (including BGLS) under the principles set forth in Treasury Regulation Sections 1.1552-1(a)(1) and 1.1502-33(d)(2) applied as if the Company Group were a single corporation and the Subsidiaries of the Company which are members of the Company Group (including BGLS if it is a Subsidiary at such time) were divisions of such corporations and taking into account taxable years beginning on or after January 1, 1995. Then, allocate the Company Group Share among the members of the Company Group (including BGLS) in proportion to the amounts that would be their respective shares of the Company Group's tax liability, with such shares determined under the principles set forth in Treasury Regulation Sections 1.1552-1(a)(1) and 1.1502-33(d)(2) applied as if the Company Group were a separate affiliated group of corporations filing a consolidated federal (and, where applicable, consolidated or combined state or local) income tax return for all taxable years beginning on or after January 1, 1995. The amounts so allocated to BGLS in excess of amounts previously allocated to BGLS in prior taxable years beginning on or after January 1, 1995 pursuant to this Section 5.03(a)(i)(A)(2) shall be the BGLS Allocable Amount for such taxable year.

         (B) Within 45 days after the last day of each of the first three calendar quarters of BGLS, BGLS may make interest free advances to BGL in an amount not exceeding the greater of (x) the Tax Payment for such quarter (as determined pursuant to clause (1) below) and (y) the BGLS Allocable Amount for such quarter (as determined pursuant to clause (2) below):

                 (1) The Tax Payment for such quarter shall equal an amount not exceeding the amount determined by multiplying the Tax Percentage for the calendar year of BGLS in which such quarter ends by Company Net Income for such quarter as reasonably, and in good faith, determined by the Board of Directors of BGLS (whose determination shall be evidenced by a Board Resolution of BGLS) and deducting therefrom Company Credits, as reasonably, and in good faith, determined by the Board of Directors of BGLS (whose determination shall be evidenced by a Board Resolution of BGLS).

                 (2) The BGLS Allocable Amount for such quarter shall equal the BGLS Allocable Amount for the portion of the calendar year ending on the last day of such quarter, calculated in accordance with Section 5.03(a)(i)(A)(2) as if such portion of the calendar year were a complete taxable year and taking into account any payments with respect to prior quarters in the taxable year as if they were payments pursuant to Section 5.03(a)(i)(A)(2),

         (C) Any advances with respect to a calendar year under Section 5.03(a)(i)(B) above less than or equal to the amount determined for such calendar year under Section 5.03(a)(i)(A) above shall be considered forgiven and treated as a distribution to BGL. If the advances under Section 5.03(a)(i)(B) above exceed the amount determined under Section 5.03(a)(i)(A) above, the excess shall be repaid to BGLS within 15 days of notice from BGLS to BGL of such excess. Such notice shall be mailed by BGLS no less than five days after the filing of the federal income tax return of BGLS for the relevant calendar year with the Internal Revenue Service.

         (ii) Within ten days prior to the due date of any actual tax payment by BGL with respect to any combined, consolidated or unitary state and/or local intangibles tax payable with respect to a combined, consolidated or unitary group which includes BGLS, BGLS may remit to BGL the amount of such tax so payable except to the extent such tax is attributable to BGL on a separate company basis.

         (b) Notwithstanding anything provided herein to the contrary, neither the Company nor any Subsidiary (other than NV Holdings) shall make any payment (including, without limitation, any distribution or advance computed under Section 5.03(a)(i) hereof but excluding any payments referred to in Section 5.03(a)(ii) hereof) with respect to any tax sharing or similar agreement or arrangement, whether or not in writing ("Tax Sharing Payment"), unless immediately upon the receipt of any such Tax Sharing Payment, BGL shall make or cause to be made the cash capital contributions or payments required under
Section 5.04.

SECTION 5.04.  Tax Matters.

         (a) BGL shall not, and BGL shall not permit any other current or future member of the BGL Group to, amend or modify any tax sharing or similar agreement or arrangement, whether or not in writing, or enter into any tax sharing or similar agreement or arrangement other than the NVH Tax Agreement, the agreements or arrangements provided for in this Section 5.04 and an agreement with existing or new members of the BGL Group substantially similar to the arrangement described in Section 5.03(a)(i).

         (b) Immediately upon the receipt of any Tax Sharing Payments, and, in any event, no later than November 5, 1996 and November 5 of any fiscal year thereafter, BGL shall make a cash capital contribution to the Company in an amount equal to the excess of (i) the cumulative amount of any Tax Sharing Payments to BGL from the Company and its Subsidiaries (including NV Holdings) made on or after January 1, 1995 through receipt of such Tax Sharing Payment, as reduced by any prior capital contributions from BGL pursuant to this Section 5.04, over (ii) the cumulative amount of any federal income taxes (and, where the relevant Tax Sharing Payment includes an amount with respect to state or local income taxes determined on a consolidated or combined basis ("State Combined Taxes"), the amount of such State Combined Taxes) actually payable by BGL (and not refundable to BGL as the result of a loss carryback or otherwise) to the relevant taxing authority with respect to the periods beginning on or after January 1, 1995 through and including the period with respect to which such Tax Sharing Payment was made ("Relevant Periods") which are attributable to the Company and its Subsidiaries (which would be eligible to join in a consolidated federal (and, where applicable, consolidated or combined state or local) income tax return with the Company (the "Company Group")) including NV Holdings under the principles set forth in Treasury Regulation Sections 1.1552-1(a)(1) and 1.1502-33(d)(2) applied as if the Company Group were a single corporation and the Subsidiaries of the Company which are members of the Company Group were divisions of such corporation and taking into account taxable years beginning on or after January 1, 1995. The amount of the capital contributions described in the preceding sentence shall be reduced by the cumulative amounts actually refunded by BGL to the Subsidiaries of the Company with respect to the Relevant Periods pursuant to the applicable tax sharing agreement or arrangement. The amount of the capital contributions required under this
Section 5.04 with respect to any Tax Sharing Payment made with respect to estimated tax liability by any Subsidiary of the Company or as an advance from the Company to BGL computed with reference to the Tax Percentage under Section 5.03(a) ("Estimated Tax Payments") shall be made on an estimated basis at the time such Estimated Tax Payments are made. To the extent such estimated capital contributions with respect to a taxable year exceed the amount of capital contributions determined to be required based on a complete taxable year, the Company shall pay to BGL the amount of such excess.

         (c) Effective as of January 1, 1995, NV Holdings on the date hereof shall enter into a tax sharing agreement or arrangement with BGL (the "NVH Tax Agreement") which provides that NV Holdings pay to BGL with respect to any taxable year beginning on or after January 1, 1995, on a basis which takes into account the obligation to pay estimated taxes, amounts (the "NVH Allocable Amounts") determined as follows:

         First, compute the Company Group Share. Then, allocate the Company Group Share among the members of the Company Group (including NV Holdings) in proportion to the amounts that would be their respective shares of the Company Group's tax liability, with such shares determined under the principles set forth in Treasury Regulation Sections 1.1552-1(a)(1) and 1.1502-33(e)(2) applied as if the Company Group were a separate affiliated group of corporations filing a consolidated federal (and, where applicable, consolidated or combined state of local) income tax return for all taxable years beginning on or after January 1, 1995.

         The amounts so allocated to NV Holdings in excess of amounts previously paid by NV Holdings pursuant to this Section 5.04(c) shall be the NVH Allocable Amounts for such taxable year.

         (d) In the event that BGL is no longer the common parent of the BGL Group and, pursuant to a transaction described in Section 6.01, the obligor hereunder becomes the direct or indirect owner of the stock of BGL, remains a member of the BGL Group and is the common parent of the BGL Group: (i) Sections 5.03(a)(ii) and 5.04(b) shall cease to apply as of the time BGL ceases to be the common parent, (ii) any Tax Sharing Payments thereafter received by BGL shall immediately be paid to the obligor hereunder, (iii) each Subsidiary of the obligor hereunder which is a member of the BGL Group which is not a party to a tax sharing agreement or arrangement (including, for this purpose, BGL) ("Non-Tax Sharing Subsidiary") shall enter into a separate tax sharing agreement or arrangement with the obligor hereunder substantially identical to the arrangement described in Section 5.03(a)(i) and 5.03(a)(ii) (except that payments, distributions and advances shall be mandatory and any payments pursuant to a provision substantially identical to Section 5.03(a)(ii) shall be computed by considering only an intangibles tax attributable to the Non-Tax Sharing

Subsidiary) which new agreement or arrangement shall provide for payments, advances and distributions from such Non-Tax Sharing Subsidiaries to the obligor hereunder to be determined (unless such Non-Tax Sharing Subsidiary is BGLS) by substituting any such Non-Tax Sharing Subsidiary for BGLS for purposes of determining Company Net Income and by substituting the new common parent for BGL and the Non-Tax Sharing Subsidiary for BGLS in determining the Non-Tax Sharing Subsidiary's counterpart to BGLS Allocable Amount, (iv) BGL and NV Holdings shall cancel the NVH Tax Agreement as of the time BGL ceases to be the common parent, and (v) NV Holdings shall enter into a tax sharing agreement or arrangement with the obligor hereunder which provides that NV Holdings pay, on a basis which takes into account the obligation to pay estimated taxes, to the obligor hereunder with respect to any taxable year, an amount equal to federal income taxes (and, where applicable, State Combined Taxes) actually payable by the obligor hereunder which are attributable to NV Holdings under the principles set forth in Treasury Regulation Sections 1.1552-1(a)(1) and 1.1502-33(d)(2) and taking into account taxable years beginning on or after January 1, 1995.

         In the event that BGL is no longer the common parent of the BGL Group and, pursuant to a transaction described in Section 6.01, the obligor hereunder becomes the direct or indirect owner of the stock of BGL, remains a member of the BGL Group, but is not the common parent of the BGL Group: (i) Sections 5.03(a)(ii) and 5.04(b) shall cease to apply as of the time BGL ceases to be the common parent, (ii) any Tax Sharing Payments thereafter received by BGL shall immediately be paid to the new common parent, (iii) each Non-Tax Sharing Subsidiary shall enter into a separate tax sharing agreement or arrangement with the new common parent substantially identical to the arrangement described in Section 5.03(a)(i) and 5.03(a)(ii) (except that payments, distributions and advances shall be mandatory and any payments pursuant to a provision substantially identical to Section 5.03(a)(ii) shall be computed by considering only an intangibles tax attributable to the Non-Tax Sharing Subsidiary) which new agreements or arrangements shall provide for payments, advances and distributions from such Non-Tax Sharing Subsidiaries to the new common parent to be determined (unless such Non-Tax Sharing Subsidiary is BGLS) by substituting any such Non-Tax Sharing Subsidiary for BGLS for purposes of determining Company Net Income and by substituting the new common parent for BGL and the Non-Tax Sharing Subsidiary for BGLS in determining the Non-Tax Sharing Subsidiary's counterpart to BGLS Allocable Amount, (iv) the new common parent shall make capital contributions to the obligor hereunder (either directly or by causing contributions to be made through an appropriate chain of subsidiaries) in the amount, if any, required by Section 5.04(b), calculated by substituting (x) the new common parent for BGL and (y) the obligor hereunder for the Company in Section 5.04(b) and taking into account contributions by BGL as if they were contributed by the new common parent and the taxes of BGL attributable to the Company Group as if they were taxes of the new common parent attributable to the obligor and its subsidiaries (which would be eligible to join in a consolidated federal (and, where applicable, consolidated or combined state or local income tax return with the obligor) during such period as Section 5.04(b) was applicable, (v) BGL and NV Holdings shall cancel the NVH Tax Agreement as of the time BGL ceases to be the common parent and
(vi) NV Holdings shall enter into a tax sharing agreement or arrangement with the new common parent which provides that NV Holdings shall pay to the new common parent with respect to any taxable year, on a basis which takes into account the obligation to pay estimated taxes, amounts determined in the same manner as the NVH Allocable Amounts are determined under Section 5.04(c), calculated by substituting the new common parent for BGL.

         In the event of a change of the obligor or a change in the position of the obligor within the BGL Group not otherwise taken into account under this
Section 5.04, BGL agrees to cause tax sharing agreements or arrangements to be entered into among members of the BGL Group (to the extent any such member is not prohibited from entering into such agreements or arrangements under the terms of any indenture or other debt agreement to which is it a party) so that the position of the obligor as to its receipt of the excess of the Tax Sharing Payments payable by it and its direct and indirect subsidiaries over the amounts actually payable by the tax-paying entity of the consolidated tax-paying group which are attributable to the obligor and such subsidiaries under the principles set forth in Section 5.04(b) and the position of NV Holdings as to the timing of payments and the amounts payable by NV Holdings under this Section 5.04 are not materially adversely affected.

         (e) Whenever any payment is made by any corporation to the common parent on an estimated basis, the payment shall, to the extent not remitted to the appropriate taxing authority on the first business day following the day of receipt by the common parent, be immediately contributed by the common parent to the obligor hereunder; provided that if the estimated tax payment is made by NV Holdings, such payment shall be contributed by the common parent to NV Holdings.

         (f) Any amounts paid by NV Holdings under this Section 5.04 on an estimated basis (and not recontributed to NV Holdings under Section 5.04(e)) in excess of the amounts payable by NV Holdings under this Section 5.04 with respect to its entire taxable year shall be repaid to NV Holdings by the recipient thereof no later than November 5 of the succeeding year. To the extent, after any taxable year, the amount of cumulative payments by NV Holdings under this Section 5.04 exceeds NV Holdings' cumulative share of the federal income tax liability (and, where applicable, State Combined Taxes) of the Company Group (determined under the principles set forth in Treasury Regulation Sections 1.1552-1(a)(1) and 1.1502-33(d)(2) applied as if the Company Group were a separate affiliated group of corporations filing a consolidated federal (and, where applicable, consolidated or combined state or local) income tax return for all periods beginning on or after January 1,
1995), the obligor hereunder shall make, or cause to be made, a capital contribution to NV Holdings in the amount of such excess.

SECTION 5.05.  Purchases of Existing Debt.

         (a) Bennett S. LeBow agrees, and agrees to cause any of his Affiliates (other than New Valley or any subsidiary thereof) to the extent within his reasonable power, to deliver to the Trustee for cancellation any Securities purchased or otherwise acquired by him or such Affiliate.

         (b) BGL agrees, and agrees to cause any of its Affiliates (other than New Valley or any subsidiary thereof) to the extent within its reasonable power, to deliver to the Trustee for cancellation any Securities purchased or otherwise acquired by BGL or such Affiliate.


                                  ARTICLE SIX

                                SUCCESSOR PERSON

SECTION 6.01.  Mergers, Consolidations.

         The Company shall not (i) consolidate with or merge with or into any other person, (ii) transfer (by lease, assignment, sale or otherwise) in a single transaction or through a series of transactions, all or substantially all of its properties and assets, as an entirety or substantially as an entirety, to another person or group of affiliated persons (a "Disposition of Assets", it being recognized for purposes of this Section 6.01 that the sale or transfer (by lease, assignment, sale or otherwise) of substantially all of the assets of the Company other than the Equity Interests of Liggett to a person controlled by Bennett S. LeBow shall constitute a "Disposition of Assets") or
(iii) adopt a Plan of Liquidation, unless:

                 (1) the Company shall be the continuing person, or the person (if other than the Company) (or, in the case of (ii), one person to which assets are transferred) formed by such consolidation or into which the Company is merged or to which the properties and assets of the Company are transferred or leased as an entirety or substantially as an entirety or pursuant to a Plan of Liquidation, shall be a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities, this Indenture and the Pledge Agreement;

                 (2) the person (or, in the case of (ii), one person to which assets are transferred, which person shall be the same person fulfilling the conditions set forth in clause (1)) formed by such consolidation or surviving such merger or to which the properties and assets of the Company, are transferred or leased as an entirety or substantially as an entirety or pursuant to a Plan of Liquidation shall have a Tangible Net Worth immediately after such transaction, equal to or greater than that of the Company, immediately preceding, and without giving effect to, such transaction;

                 (3) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

                 (4) the Company shall have delivered to the Trustee an Officers' Certificate of the Company and an Opinion of Counsel, each stating that such consolidation, merger, transfer or lease and such supplemental indenture comply with this Article Six and that all conditions precedent herein provided relating to such transaction have been complied with.

SECTION 6.02.  Successor Person Substituted.

         Upon any consolidation or merger, or any transfer or lease of assets of the Company in accordance with Section 6.01, the successor person formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor person had been named as the Company herein. When a successor person assumes all of the obligations of the Company hereunder and under the Securities, except in the case of succession by lease, the Company shall be released from such obligations.


                                 ARTICLE SEVEN

                              DEFAULT AND REMEDIES

SECTION 7.01.  Events of Default.

         An "Event of Default" occurs if:

                 (1) the Company defaults in the payment of interest on any Securities when the same becomes due and payable and the default continues for a period of 30 days;

                 (2) the Company defaults in the payment of the principal of any Securities when the same becomes due and payable at maturity, upon acceleration, upon redemption, pursuant to Section 3.01, 3.08 or 3.09 hereof or otherwise;

                 (3) the Company or NV Holdings fails to comply with any of its other agreements contained in the Securities, this Indenture or the Pledge Agreement and the default continues for the period and after the notice specified below or any representation or warranty made by the Company or NV Holdings in the Pledge Agreement shall have been untrue in any material respect when made;

                 (4) Bennett S. LeBow or BGL or any other person, as applicable, fails to comply with their respective agreements contained in Section 5.01, 5.02, 5.03 or 5.04, as the case may be, or their respective Acknowledgment and Undertakings dated as of the date hereof and the default continues for the period and after the notice specified below;

                 (5) (A) the Company, NV Holdings, New Valley or any New Valley Transferee, as the case may be, defaults in the payment of any principal of or interest on any bond, debenture, note or other evidence of Indebtedness (other than Excluded Indebtedness) or under any mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness (other than Excluded Indebtedness) of the Company, NV Holdings, New Valley or any New Valley Transferee, as the case may be, in an aggregate principal amount of at least $3,000,000, and such default extends beyond any period of grace provided with respect thereto, or, if the Company, NV Holdings, New Valley or any New Valley Transferee, as the case may be, defaults on any obligation, other than the obligation to pay the principal of or interest on any such Indebtedness, and as a result of such default such Indebtedness becomes due prior to its stated maturity, whether or not subordinated or (B) the Company fails to make a redemption payment on the Reset Notes when such payment is due; provided that no such default by any New Valley Transferee referred to in this clause (5) shall constitute an "Event of Default" unless such default and all other such defaults by any New Valley Transferee have a material adverse effect on the financial condition of New Valley and its subsidiaries taken as a whole;

                 (6) the Company, NV Holdings, New Valley or any New Valley Transferee pursuant to or within the meaning of any Bankruptcy Law (A) becomes insolvent, (B) fails generally to pay its debts as they become due, (C) admits in writing its inability to pay its debts generally as they become due, (D) commences a voluntary case or proceeding, (E) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding, (F) consents to or acquiesces to the appointment of a Custodian of it or for any part of its property, (G) consents to or acquiesces in the institution of a bankruptcy or an insolvency proceeding against it, (H) applies for, consents to or acquiesces in the appointment of or taking possession by a Custodian of it or for any part of its property, (I) makes a general assignment for the benefit of its creditors or (J) takes any corporate action in furtherance of or to facilitate, conditionally or otherwise, any of the foregoing; provided that no such event with respect to any New Valley Transferee referred to in this clause (6) shall constitute an "Event of Default" unless such event and all other such events with respect to any New Valley Transferee have a material adverse effect on the financial condition of New Valley and its subsidiaries taken as a whole;

                 (7) a court of competent jurisdiction enters a judgment, decree or order for relief in respect of the Company, NV Holdings, New Valley or any New Valley Transferee in an involuntary case or proceeding under any Bankruptcy Law which shall (A) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition of it, (B) appoint a Custodian of it or for any part of its property or (C) order the winding-up or liquidation of its affairs; and such judgment, decree or order shall remain unstayed and in effect for a period of 30 consecutive days; or any bankruptcy or insolvency petition or application is filed, or any bankruptcy or insolvency proceeding is commenced, against the Company, NV Holdings, New Valley or any New Valley Transferee and such petition, application or proceeding is not dismissed within 60 days; or any warrant of attachment is issued against any portion of the property of the Company, NV Holdings, New Valley or any New Valley Transferee which is not released within 60 days of service; provided that no such event with respect to any New Valley Transferee referred to in this clause
         (7) shall constitute an "Event of Default" unless such event and all other such events with respect to any New Valley Transferee have a material adverse effect on the financial condition of New Valley and its subsidiaries taken as a whole;

                 (8) final judgments not covered by insurance for the payment of money which, in the case of any one of the Company, NV Holdings, New Valley or any New Valley Transferee considered individually or in the aggregate at any one time exceed $250,000 shall be rendered against the Company, NV Holdings, New Valley or any New Valley Transferee by a court of competent jurisdiction and shall remain undischarged or unbonded for a period (during which execution shall not be effectively stayed) of 45 days after such judgment becomes final and nonappealable and the default continues for the period and after the notice specified below; provided that no such judgment with respect to any New Valley Transferee referred to in this clause (8) shall constitute an "Event of Default" unless such default and all other such judgements with respect to any New Valley Transferee have a material adverse effect on the financial condition of New Valley and its subsidiaries taken as a whole; or

                 (9) the Lien of the Pledge Agreement shall at any time not constitute a valid and perfected Lien on the Collateral intended to be covered thereby.

         The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

         A Default under clause (3), (4) or (8) above (other than any Defaults under Sections 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, and 6.01 of this Indenture, which Defaults shall be Events of Default without the notice or passage of time specified in this paragraph) is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the outstanding Securities notify the Trustee and the Company, or, in the case of a Default under said clause (4), Bennett S. LeBow or BGL, the Company and the Trustee, of the Default, and the Company does not cure the Default within 30 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default". Such notice shall be given by the Trustee if so requested by the Holders of at least 25% in principal amount of the Securities then outstanding.

SECTION 7.02.  Acceleration.

         If an Event of Default (other than an Event of Default specified in Section 7.01(6) or (7) as a result of a case or proceeding in which the Company is the subject debtor) occurs and is continuing, the Trustee may, by notice to the Company, or the Holders of at least 25% in principal amount of the Securities then outstanding may, by notice to the Company and the Trustee, declare all unpaid principal and accrued interest to the date of acceleration on the Securities then outstanding (if not then due and payable) to be and become due and payable and, upon any such declaration, the same shall be and become due and payable. If an Event of Default specified in Section 7.01(6) or
(7) as a result of a case or proceeding in which the Company is the subject debtor occurs, all unpaid principal and accrued interest on the Securities then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder. Subject to Section 9.03, upon payment of such principal amount and interest all of the Company's obligations under the Securities and this Indenture, other than obligations under Section 8.07, shall terminate. The Holders of at least 66-2/3% in principal amount of the Securities then outstanding by notice to the Trustee may rescind an acceleration and its consequences if (i) all existing Events of Default, other than the non-payment of the principal of the Securities which has become due solely by such declaration of acceleration, have been cured or waived, (ii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid, (iii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (iv) all payments due to the Trustee and any predecessor Trustee under Section 8.07 have been made.

SECTION 7.03.  Other Remedies.

         If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

SECTION 7.04.  Waiver of Past Defaults.

         Subject to Sections 7.07 and 10.02, the Holders of at least 66 2/3% in aggregate principal amount of the outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a Default in the payment of principal of or interest on any Security as specified in clauses (1) and (2) of Section 7.01. When a Default or Event of Default is waived, it is cured and ceases.

SECTION 7.05.  Control by Holders.

         The Holders of at least 66 2/3% in aggregate principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, subject to Section 8.01, the Trustee may refuse to follow any direction that conflicts with any law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of another Securityholder, or that may involve the Trustee in personal liability; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 7.06.  Limitation on Suits.

         A Securityholder may not pursue any remedy with respect to this indenture or the Securities unless:

                 (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

                 (2) the Holder or Holders of at least 25% in principal amount of the outstanding Securities make a written request to the Trustee to pursue the remedy;

                 (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                 (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                 (5) during such 60-day period the Holder or Holders of a majority in principal amount of the outstanding Securities do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request.

         A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

SECTION 7.07.  Rights of Holders to Receive Payment.

         Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

SECTION 7.08.  Collection Suit by Trustee.

         If an Event of Default in payment of principal or interest specified in Section 7.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company, or any other obligor on the Securities, or any one or more of them, for the whole amount of principal and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate per annum borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 7.09.  Trustee May File Proofs of Claim.

         The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relating to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 8.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceedings.

SECTION 7.10.  Priorities.

         If the Trustee collects any money pursuant to this Article Seven (other than those collected pursuant to the Pledge Agreement), it shall pay out the money in the following order:

                 First: to the Trustee for amounts due under Section 8.07;

                 Second: to Holders of the Securities for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

                 Third: to the Company.

         The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this Section 7.10.

SECTION 7.11.  Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 7.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 7.07, or a suit by a Holder or Holders of more than 10% in principal amount of the outstanding Securities.


                                 ARTICLE EIGHT

                                    TRUSTEE

         The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed.

SECTION 8.01.  Duties of Trustee.

         (a) If a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and the Pledge Agreement and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

         (b)  Except during the continuance of a Default or an Event of Default:

                 (1) The Trustee need perform only those duties as are specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture or the Pledge Agreement which are adverse to the Trustee.

                 (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                 (1) This paragraph does not limit the effect of Paragraph (b) of this Section 8.01.

                 (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                 (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 7.05.

         (d) No provision of this Indenture or the Pledge Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (e) Every provision of this Indenture or the Pledge Agreement that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 8.01.

         (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 8.02.  Rights of Trustee.

         Subject to Section 8.01:

                 (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person.
         The Trustee need not investigate any fact or matter stated in the document.

                 (b) Before the Trustee acts or refrains from acting, it may consult with counsel and may require an Officers' Certificate of the Company or an Opinion of Counsel, which shall conform to Section
         13.05. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

                 (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                 (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                 (e) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

                 (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or the Pledge Agreement at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture or the Pledge Agreement, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

SECTION 8.03.  Individual Rights of Trustee.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any of its Subsidiaries or other Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 8.10 and 8.11.

SECTION 8.04.  Trustee's Disclaimer.

         The Trustee makes no representation as to the validity or adequacy of this Indenture, the Pledge Agreement or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than the Trustee's certificate of authentication.

SECTION 8.05.  Notice of Defaults.

         If a Default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the uncured Default or Event of Default within 90 days after it occurs. Except in the case of a Default or an Event of Default in payment of principal of, or interest on, any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of the Securityholders.

SECTION 8.06.  Reports by Trustee to Holders.

         Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall if the TIA so requires, mail to each Securityholder a brief report dated as of such May 15 that complies with TIA Section 313(a)(1) through (7). The Trustee also shall comply with TIA
Section  313(b)(1) and (2) and 313(c).

         A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and filed with the SEC and each stock exchange, if any, on which the Securities are listed.

         The Company shall notify the Trustee if the Securities become listed on any stock exchange.

SECTION 8.07.  Compensation and Indemnity.

         The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

         The Company shall indemnify the Trustee for, and hold it harmless against, any claim, demand, expense (including but not limited to reasonable attorneys' fees), loss or liability incurred by it without negligence or bad faith on its part, arising out of or in connection with the administration of this trust and its rights or duties hereunder or under the Pledge Agreement. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity, and shall consult with the Company in respect of any material development in connection with any such claim. The Trustee shall not unreasonably settle any such claim. The Company need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Trustee through its negligence or bad faith.

         To secure the Company's payment obligations in this Section 8.07, the Trustee shall have a Lien prior to the Securities on all money or property held or collected by the Trustee, in its capacity as Trustee, including all funds collected in connection with the Pledge, but except money or property held in trust to pay principal of or interest on particular Securities.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 7.01(7) or (8) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 8.08.  Replacement of Trustee.

         The Trustee may resign by so notifying the Company in writing. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Company and the Trustee in writing and may appoint a successor Trustee with the Company's consent. The Company may remove the Trustee if:

                 (1)  the Trustee fails to comply with Section 8.10;

                 (2)  the Trustee is adjudged a bankrupt or an insolvent;

                 (3) a receiver or other public officer takes charge of the Trustee or its property; or

                 (4)  the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company, at which time the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the Lien provided in Section 8.07, the resignation or removal of the retiring Trustee shall become effective and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 8.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         Notwithstanding replacement of the Trustee pursuant to this Section 8.08, the Company's obligations under Section 8.07 shall continue for the benefit of the retiring Trustee and the retiring Trustee shall have the same rights with respect thereto as are given to the Trustee under Section 7.09.

SECTION 8.09.  Successor Trustee by Merger, Etc.

         If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall, if such resulting, surviving or transferee corporation or national banking association is otherwise eligible hereunder, be the successor Trustee.

SECTION 8.10.  Eligibility; Disqualification.

         This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA
Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

SECTION 8.11.  Preferential Collection of Claims against Company.

         The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.


                                  ARTICLE NINE

                    SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 9.01. Satisfaction, Discharge of the Indenture and Defeasance of the Securities.

         The Company shall be deemed to have paid and discharged the entire Indebtedness on the Securities and the provisions of this Indenture and the Pledge Agreement (subject to Section 9.03), if:

                 (1) The Company irrevocably deposits in trust with the Trustee, pursuant to an irrevocable trust agreement in form and substance reasonably satisfactory to the Trustee, U.S. Legal Tender or direct noncallable obligations of, or noncallable obligations guaranteed by, the United States of America for the timely payment of which obligation or guarantee the full faith and credit of the United States of America is pledged ("U.S. Government Obligations") maturing as to principal and interest in such amounts and at such times as are sufficient, without consideration of the reinvestment of such interest and after payment of all Federal, state and local taxes or other charges or assessments in respect thereof payable by the Trustee, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof (in form and substance reasonably satisfactory to the Trustee) delivered to the Trustee, to pay the principal of and interest on the outstanding Securities on the dates on which any such payments are due and payable in accordance with the terms of the Indenture and of the Securities;

                 (2) Such deposits shall not cause the Trustee to have a conflicting interest as defined in and for purposes of the TIA;

                 (3) No Default or Event of Default shall have occurred or be continuing on the date of such deposit or shall occur on or before the 91st day after the date of such deposit;

                 (4) Such deposit will not result in a breach or violation of, or constitute a Default under, this Indenture or a default under any other instrument to which the Company is a party or by which its property is bound;

                 (5) The Company shall deliver to the Trustee an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee to the effect that Holders of the Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and the defeasance contemplated hereby and will be subject to Federal income tax in the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

                 (6) The deposit shall not result in the Company, the Trustee or the trust becoming or being deemed to be an "investment company" under the Investment Company Act;

                 (7) The Holders shall have a perfected security interest under applicable law in the U.S. Legal Tender or U.S. Government Obligations deposited pursuant to Section 9.01(1) above;

                 (8) The Company shall have paid or caused to be paid all other sums payable by the Company hereunder and under the Pledge Agreement; and

                 (9) The Company has delivered to the Trustee an Officers' Certificate of the Company and an Opinion of Counsel, each stating that all conditions precedent specified herein relating to the defeasance contemplated by this Section 9.01 have been complied with.

         In the event all or any portion of the Securities are to be redeemed through such irrevocable trust, the Company must make arrangements satisfactory to the Trustee, at the time of such deposit, for the giving of the notice of such redemption or redemptions by the Trustee in the name and at the expense of the Company.

SECTION 9.02. Termination of the Company's Obligations upon Cancellation of the Securities.

         In addition to its rights under Section 9.01, the Company may terminate all of its obligations under this Indenture and the Pledge Agreement (subject to Section 9.03) when:

                 (1) all Securities theretofore authenticated and delivered (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07) have been delivered to the Trustee for cancellation;

                 (2) the Company has paid or caused to be paid all other sums payable by the Company hereunder and under the Pledge Agreement; and

                 (3) the Company has delivered to the Trustee an Officers' Certificate of the Company and an Opinion of Counsel, each stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with.

SECTION 9.03.  Survival of Certain Obligations.

         Notwithstanding the satisfaction and discharge of this Indenture or the Pledge Agreement and of the Securities referred to in Sections 7.02, 9.01 or 9.02, the respective obligations of the Company and the Trustee under Sections 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 4.01, 4.02, 7.07, 8.07, 8.08,
9.05, 9.06 and 9.07 shall survive until the Securities are no longer outstanding, and thereafter the obligations of the Company and the Trustee under Sections 8.07, 9.05, 9.06 and 9.07 shall survive. Nothing contained in this Article Nine shall abrogate any of the obligations or duties of the Trustee under this Indenture or the Pledge Agreement.





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

SECTION 9.04.  Acknowledgment of Discharge by Trustee.

         After (i) the conditions of Section 9.01 or 9.02 have been satisfied,
(ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company and (iii) the Company has delivered to the Trustee an Officers' Certificate of the Company and an Opinion of Counsel, each stating that all conditions precedent referred to in clause (i) above relating to the satisfaction and discharge of this Indenture and the Pledge Agreement have been complied with, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture and the Pledge Agreement except for those surviving obligations specified in Section 9.03.

SECTION 9.05.  Application of Trust Assets.

         The Trustee shall hold any U.S. Legal Tender or U.S. Government Obligations deposited with it in the irrevocable trust established pursuant to
Section 9.01. The Trustee shall apply the deposited U.S. Legal Tender or U.S. Government Obligations, together with earnings thereon, through the Paying Agent (other than the Company or the Subsidiaries), in accordance with this Indenture and the terms of the irrevocable trust agreement, to the payment of principal of and interest on the Securities. The U.S. Legal Tender or U.S. Government Obligations so held in trust shall not be part of the trust estate under this Indenture, but shall constitute a separate trust fund for the equal and ratable benefit of all Holders entitled thereto.

SECTION 9.06.  Repayment to the Company.

         Upon termination of the trust established pursuant to Section 9.01, the Trustee and the Paying Agent shall promptly pay to the Company upon request any excess U.S. Legal Tender or U.S. Government Obligations held by them.

         The Trustee and the Paying Agent shall pay to the Company upon request, and, if applicable, in accordance with the irrevocable trust established pursuant to Section 9.01 or 9.02, any U.S. Legal Tender or U.S. Government Obligations held by them for the payment of principal of or interest on the Securities that remain unclaimed for two years after the date on which such payment shall have become due; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once in The Wall Street Journal (National Edition), or the national edition of a reasonably equivalent publication, or mail to each such Holder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Holders entitled to such payment must look to the Company for such payment as general creditors unless an applicable abandoned property law designates another person.





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

SECTION 9.07.  Reinstatement.

         If the Trustee or Paying Agent is unable to apply any U.S. Legal Tender or U.S. Government Obligations in accordance with Section 9.01 or 9.02 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture, the Pledge Agreement, and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 9.01 or 9.02 until such time as the Trustee or Paying Agent is permitted to apply all such U.S. Legal Tender or U.S. Government Obligations in accordance with Section 9.01 or 9.02; provided, however, that if the Company has made any payment of principal of or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the U.S. Legal Tender or U.S. Government Obligations held by the Trustee or Paying Agent.


                                  ARTICLE TEN

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 10.01.  Without Consent of Holders.

         The Company, when authorized by a Board Resolution of the Company, and the Trustee, together, may amend or supplement this Indenture, the Pledge Agreement or the Securities without notice to or consent of any Securityholder:

                 (1) to cure any ambiguity, defect or inconsistency; provided such amendment or supplement does not adversely affect the rights of any Securityholder;

                 (2)  to comply with Article Six or Section 13.11;

                 (3) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                 (4) to make any change that does not adversely affect the rights of any Securityholder, provided that the Company has delivered to the Trustee an Opinion of Counsel stating that such change does not adversely affect the rights of any Securityholder; or

                 (5)  to comply with the TIA.





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

SECTION 10.02.  With Consent of Holders.

         Subject to Section 7.07, the Company, when authorized by a Board Resolution of the Company, and the Trustee, together, with the written consent of the Holder or Holders of at least 66 2/3% in aggregate principal amount of the outstanding Securities, may amend or supplement this Indenture, the Pledge Agreement or the Securities, without notice to any other Securityholders. Subject to Section 7.07, the Holder or Holders of at least 66 2/3% in aggregate principal amount of the outstanding Securities may waive compliance by the Company with any provision of this Indenture, the Pledge Agreement or the Securities without notice to any other Securityholder. No such amendment, supplement or waiver may have a disproportionate adverse effect on one series of Securities unless the Holder or Holders of at least 66 2/3% in aggregate principal amount of the outstanding Securities of such series shall consent to such action. However, without the consent of each Securityholder affected, no amendment, supplement or waiver, including a waiver pursuant to Section 7.04, may:

                 (1) change the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver of any provision of this Indenture, the Securities or the Pledge Agreement;

                 (2) reduce the rate or extend the time for payment of interest on any Security;

                 (3)  reduce the principal amount of any Security;

                 (4) change the maturity date of any Security or alter the redemption provisions with respect thereto in a manner adverse to any Holder;

                 (5) waive a Default in the payment of the principal of, interest on, or redemption payment with respect to, any Security;

                 (6) make any changes in Section 2.14, 7.04 or 7.07, the third sentence of this Section 10.02 or the second sentence of Section 12.01; or

                 (7) make the principal of, or the interest on, any Security payable with anything other than U.S. Legal Tender.

         It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement, waiver or consent, but it shall be sufficient if such consent approves the substance thereof.

         Any amendment, supplement, waiver or consent shall be effective upon certification to the Trustee by the Company or any agent of the Company that such amendment, supplement, waiver or consent has been authorized by the Company and that the consent of the requisite principal amount of the Securities has been obtained, unless such consents specify that they shall become effective at a later date, in which case such amendment, supplement, waiver or consent shall become effective in accordance with the terms of such consent.

         After an amendment, supplement, waiver or consent under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement, waiver or consent. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement, waiver or consent or any supplemental indenture with respect thereto.

         In connection with any amendment, supplement, waiver or consent under this Article Ten, the Company may, but shall not be obligated to, offer to any Holder who consents to such amendment, supplement, waiver or consent, or to all Holders, consideration for such Holder's consent to such amendment, supplement, waiver or consent.

SECTION 10.03.  Compliance with TIA.

         Every amendment, waiver, or supplement or consent under this Indenture or the Securities shall comply with the Trust Indenture Act of 1939, as then in effect.

SECTION 10.04.  Revocation and Effect of Consents.

         Until an amendment, waiver, supplement or consent becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of such revocation before the date the amendment, supplement, waiver or consent becomes effective.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement, waiver or consent. If a record date is fixed, then notwithstanding the last two sentences of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

         After an amendment, supplement, waiver or consent becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses (1) through (7) of Section 10.02, in which case, the amendment, supplement, waiver or consent shall bind





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

only each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

SECTION 10.05.  Notation on or Exchange of Securities.

         If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Trustee or the Company so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 10.06.  Trustee to Sign Amendments, Etc.

         The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement, waiver or consent authorized pursuant to this Article Ten is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, execute any such amendment, supplement, waiver or consent which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


                                 ARTICLE ELEVEN

                          MEETINGS OF SECURITYHOLDERS

SECTION 11.01.  Purposes for Which Meetings May Be Called.

         A meeting of Securityholders may be called at any time and from time to time pursuant to the provisions of this Article Eleven for any of the following purposes:

                 (a) to give any notice to the Company, or the Trustee, or to give any directions to the Trustee, or to waive or to consent to the waiving of any Default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Seven;

                 (b) to remove the Trustee or to appoint a successor Trustee pursuant to the provisions of Article Eight; and

                 (c) to take any other action (i) authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture, or authorized or permitted by law or (ii) which the Trustee deems necessary or appropriate in connection with the administration of this Indenture.

SECTION 11.02.  Manner of Calling Meetings.

         The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 11.01, to be held at such time and at such place in the City of New York, New York or such other place as the Trustee shall determine. Notice of every meeting of Securityholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by the Trustee, first-class postage prepaid, to the Company, and to the Holders of the Securities at their last addresses as they shall appear on the registration books of the Registrar, not less than 10 nor more than 60 days prior to the date fixed for a meeting.

         Any meeting of Securityholders shall be valid without notice if the Holders of any Securities then outstanding are present in person or by proxy, or if notice is waived before or after the meeting by the Holders of all Securities outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

SECTION 11.03.  Call of Meetings by the Company or Holders.

         In case at any time the Company, pursuant to a Board Resolution, or the Holders of not less than 10% in aggregate principal amount of the Securities then outstanding, shall have requested the Trustee to call a meeting of Securityholders to take any action specified in Section 11.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or the Holders of Securities in the amount above specified may determine the time and place in the City of New York, New York for such meeting and may call such meeting for the purpose of taking such action, by mailing or causing to be mailed notice thereof as provided in Section 11.02, or by causing notice thereof to be published at least once in each of two successive weeks in The Wall Street Journal (National Edition), the first such publication to be not less than ten nor more than 60 days prior to the date fixed for the meeting.





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

SECTION 11.04.  Who May Attend and Vote at Meetings.

         To be entitled to vote at any meeting of Securityholders, a person shall (a) be a registered Holder of one or more Securities, or (b) be a person appointed by an instrument in writing as proxy for the registered Holder or Holders of Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 11.05. Regulations May be Made by Trustee; Conduct of the Meeting; Voting Rights; Adjournment.

         Notwithstanding any other provision of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, and submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think appropriate. Such regulations may fix a record date and time for determining the Holders of record of Securities entitled to vote at such meeting, in which case those and only those persons who are Holders of Securities at the record date and time so fixed, or their proxies, shall be entitled to vote at such meeting whether or not they shall be such Holders at the time of the meeting.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 11.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.

         At any meeting such Securityholder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him or her, provided, however, that no vote shall be cast or counted at any meeting in respect of any Securities challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Securityholders. At any meeting of Securityholders, the presence of persons holding or representing any number of Securities shall be sufficient for a quorum. Any meeting of Securityholders duly called pursuant to the provisions of Section 11.02 or Section 11.03 may be adjourned from time to time by vote of the Holders of a majority in aggregate principal amount of the Securities represented at the meeting and entitled to vote, and the meeting may be held as so adjourned without further notice.





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

SECTION 11.06.  Voting at the Meeting and Record to be Kept.

         The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amount of the Securities voted by the ballot. The permanent chairman of the meeting shall appoint two inspectors of votes, who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that such notice was mailed as provided in Sections 11.02 or 11.03 or published as provided in
Section 11.03. The record shall be signed and verified by the affidavits of the permanent chairman and the secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 11.07. Exercise of Rights of Trustee or Securityholders May Not Be Hindered or Delayed by Call of Meeting.

         Nothing contained in this Article Eleven shall be deemed or construed to authorize or permit by reason of any call of a meeting of Securityholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders under any of the provisions of this Indenture or of the Securities.


                                 ARTICLE TWELVE

                               SECURITY INTEREST

SECTION 12.01.  Pledge and Security Interest.

         Prior to the issuance of the Securities, the Company, NV Holdings and the Trustee shall execute and deliver the Pledge Agreement, pursuant to which the Company and NV Holdings shall grant the Security Interest to the Trustee, for the benefit of the Holders. Each Holder, by accepting a Security, agrees to all of the terms and provisions of the Pledge Agreement.

         The Security Interest as now or hereafter in effect shall be held for the equal and ratable benefit and security of the Holders, without preference, priority or distinction of any thereof over any other by reason of difference in time of issuance, sale or otherwise, and for the enforcement of the payment of principal of and interest on the Securities, in accordance with their terms.

         The Collateral shall consist of the Property described in and subject to the Lien of the Pledge Agreement. Prior to the issuance of the Securities, the Company will execute and deliver, file and record, all instruments and documents necessary to subject the Collateral to the Security Interest.

         Upon the granting of the Security Interest in the Collateral to the Trustee and thereafter as may be required, the Company shall provide and cause NV Holdings to provide to the Trustee such Opinions of Counsel, compliance certificates and other reports as shall be required by Section 314 of the TIA.

         The Company shall not, and shall not permit any of its Subsidiaries to, dispose of any of the Collateral except in accordance with this Indenture and the Pledge Agreement.

         So long as any Securities remain outstanding, the Company shall apply, and cause NV Holdings to apply, the Net Available Proceeds of any sale of the Collateral in accordance with Section 3.09 of this Indenture.

SECTION 12.02.  Release of Collateral.

         The Security Interest in any Collateral shall automatically and without any action by the Trustee or the Holders be released upon any sale of such Collateral by the Company or NV Holdings pursuant to the terms of this Indenture. Notwithstanding the foregoing, the Trustee shall from time to time at the request of the Company or NV Holdings execute and deliver any instruments necessary or appropriate and take all such other action as shall be necessary to evidence and effect such release.

SECTION 12.03.  Reliance on Opinion of Counsel.

         The Trustee shall, before taking any action under this Article Twelve or the Pledge Agreement, be entitled to receive an Opinion of Counsel, stating
(a) the legal effect of such action, (b) the steps necessary to consummate the same and perfect the Trustee's security interest with respect to the Collateral, (c) that such action will not be in contravention of the provisions of this Indenture and (d) that such opinion shall be full protection to the Trustee for any action taken or not taken in reliance thereon.

SECTION 12.04.  Purchaser May Rely.

         A purchaser in good faith of the Collateral or any part thereof or interest therein which is purported to be transferred or granted by the Trustee as provided in this Article Twelve or the Pledge Agreement may rely on the authority of the Trustee to execute a transfer, grant or release, and shall not be bound to ascertain or inquire as to the satisfaction of any conditions precedent to the exercise of such authority, or to see the application of the purchase price therefor.

SECTION 12.05.  Payment of Expenses.

         On demand of the Trustee, the Company forthwith shall pay, or satisfactorily provide for, all reasonable expenditures incurred by the Trustee under this Article Twelve and the Pledge Agreement, and all such sums shall be a Lien upon the Collateral and shall be secured thereby.

SECTION 12.06.  Suits to Protect the Collateral.

         To the extent permitted under the Pledge Agreement, the Trustee shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of the Pledge Agreement or this Indenture, including the power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may reasonably be believed to be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security hereunder or be prejudicial to the interests of the Holders or of the Trustee.

SECTION 12.07.  Trustee's Duties.

         The powers conferred upon the Trustee by this Article Twelve and the Pledge Agreement are solely to protect its interest and the interest of the Holders in the Collateral and shall not impose any duty upon the Trustee to exercise any such powers except as expressly provided in this Indenture and the Pledge Agreement. The Trustee shall be under no duty whatsoever to the Company or NV Holdings to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, or other notice or demand in connection with any Collateral, or to take any steps necessary to preserve any rights against prior parties except as expressly provided in this Indenture. The Trustee shall not be liable to the Company or NV Holdings for failure to collect or realize upon any or all of the Collateral, or for any delay in so doing, nor shall the Trustee be under any duty to the Company or NV Holdings to take any action whatsoever with regard thereto. The Trustee shall have no duty to the Company or NV Holdings to comply with any recording, filing, or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or the Trustee's rights in or to, any of the Collateral, except with regard to the safekeeping of any Collateral perfected by the Trustee's possession thereof, and, with regard to such safekeeping, the Trustee shall be liable only for any damages that result from its willful misconduct or gross negligence.

SECTION 12.08.  Sale of Collateral.

         So long as no Default or Event of Default shall have occurred and be continuing, the Company or NV Holdings may sell, transfer or otherwise dispose of any of the Collateral (other than, except in connection with a Disposition of Assets effected in compliance with Section 6.01, the Equity Interests in NV Holdings and, except in accordance with Section 4 of the Pledge Agreement, any Cash Collateral (as defined in the Pledge Agreement)) at any time, provided that no such Collateral may be sold, transferred or otherwise disposed of, directly or indirectly to LeBow or any Brooke Expanded Affiliate (other than the Company or, in the case of any Equity Interests in New Valley, NV Holdings) and provided further that

         (a) in the case of the Equity Interests of Liggett, no such Equity Interests shall be sold, transferred or otherwise disposed of unless (i) all of such Equity Interests so held by the Company are sold as part of the same transaction or series of substantially contemporaneous related transactions,
(ii) any of the Designated Investment Banks has delivered an opinion to the Company that such transaction is fair to the Company (assuming for such purpose that the Company consists only of BGLS and its Subsidiaries determined as of the date of the rendering of such opinion), (iii) such Equity Interests are sold only for cash or cash equivalents and/or securities (such securities, "Security Proceeds") and customary contract rights that are incidental to such securities or to the effectuation of the transaction, and (iv) the proceeds of such sale, transfer or disposition are deposited in accordance with Section 4.22; provided that no such Security Proceeds may be sold or otherwise transferred by the Company (a) to any Affiliate or (b) for any consideration except cash or cash equivalents which shall be deposited and applied in accordance with clause
(x) above; and

         (b) in the case of the Equity Interests of Brooke Overseas, no such Equity Interests shall be sold, transferred or disposed of unless (i) a nationally or internationally recognized investment bank has delivered an opinion to the Company that such sale, transfer or disposition is fair to the Company (assuming for such purpose that the Company consists only of BGLS, Subsidiaries the Equity Interests of which are included in the Collateral and subsidiaries of such Subsidiaries determined as of the date of the rendering of such opinion) and (ii) the proceeds of such sale, transfer or disposition shall be applied by the Company in accordance with Section 3.09 and, until such application, deposited and held in accordance with Section 4.22.

SECTION 12.09.  Dealings with Collateral.

         The Company shall, and shall cause NV Holdings to, only take action in respect of the Collateral in good faith and with due regard to the preservation of the value of the Collateral (including, without limitation, the sale, purchase and voting of the Collateral).


                                ARTICLE THIRTEEN

                                 MISCELLANEOUS

SECTION 13.01.  TIA Controls.

         If any provision of this Indenture limits, qualifies, or conflicts with the TIA, the TIA shall control.

SECTION 13.02.  Notices.

         Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by facsimile or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                 if to the Company:

                 BGLS Inc.
                 c/o Brooke Group Ltd.
                 100 S.E. Second Street
                 32nd Floor
                 Miami, Florida 33131
                 Attention:  Bennett S. LeBow
                 Facsimile:  (305) 579-8001

                 if to the Trustee:

                 Shawmut Bank, N.A.
                 Corporate Trust Department
                 One Federal Street, 31st Floor
                 Boston, Massachusetts 02211
                 Facsimile:  (617) 292-4289

         The Company or the Trustee, by notice to the other, may designate additional or different addresses as shall be furnished in writing by either party. Any notice or communication to the Company or the Trustee shall be deemed to have been given or made as of the date so delivered if personally delivered; upon confirmation of sending of facsimile, if sent by facsimile; and upon receipt if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

         Any notice or communication mailed to a Securityholder shall be mailed to it by first class mail or other equivalent means at its address as it appears on the Securities Register and shall be sufficiently given to it if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to any other Securityholder. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 13.03.  Communications by Holders with Other Holders.

         Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other person shall have the protection of TIA Section 312(c).

SECTION 13.04.  Certificate and Opinion as to Conditions Precedent.

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall for any actions taken pursuant to Article Twelve furnish to the Trustee and for any other actions taken under this Indenture shall furnish at the request of the Trustee:

                 (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                 (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 13.05.  Statements Required in Certificate or Opinion.

         Each Officers' Certificate of the Company and each Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                 (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                 (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                 (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary, to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (4) a statement as to whether or not, in the opinion of each such person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on Officers' Certificates of the Company or certificates of public officials.

SECTION 13.06.  Rules by Trustee, Paying Agent, Registrar.

         The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.

SECTION 13.07.  Legal Holidays.

         A "Legal Holiday" used with respect to a particular place of payment is a Saturday, a Sunday or a day on which banking institutions at such place are not required to be open. If a payment date is a Legal Holiday at such a place, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 13.08.  Governing Law.

         This Indenture and the Securities shall be governed by and constituted in accordance with the laws of the State of New York without regard to principles of conflicts of law.

SECTION 13.09.  No Adverse Interpretation of Other Agreements.

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company, or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 13.10.  No Recourse against Others.

         Except with respect to the obligations and covenants of Bennett S. LeBow and BGL contained in Sections 5.01 through 5.05 (but only to the extent of any benefit accruing directly to Bennett S. LeBow or BGL, as the case may be, as a result of the transaction causing the breach of any such Sections), no recourse for the payment of the principal of, or interest on, the Securities, or for any claim based thereon or otherwise in respect thereof, and no recourse under, upon or in respect of any obligation, covenant, agreement, representation or warranty of the Company or NV Holdings in this Indenture, the Pledge Agreement or in any other document relating to the transactions contemplated by this Indenture, whether existing as of the date thereof or thereafter existing, shall be had against any incorporator, officer, director, employee, stockholder or controlling person of the Company or NV Holdings (except, in the case of NV Holdings, the Company), it being understood that the Holders shall have recourse for any such liability only to the assets of the Company or NV Holdings, as the case may be, and none of such persons or entities (other than the Company or NV Holdings, as the case may be) shall be personally liable therefor. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

         The Trustee has no obligation or liability to the Holders to make payments of the principal or interest with respect to the Securities, except for amounts on deposit for such purposes with the Trustee. The Trustee's sole obligations are to administer for the benefit of the Holders the funds and accounts established under this Indenture, and to perform such other duties as are specifically set forth in this Indenture and the Pledge Agreement. All recitals, statements and representations contained in this Indenture or the Pledge Agreement are to be taken and construed as made on the part of the Company or NV Holdings, as the case may be, and not by the Trustee, and the Trustee does not assume any responsibility or obligation for the correctness of such statement, recital or representation.

SECTION 13.11.  Successors.

         All agreements of the Company in this Indenture, the Pledge Agreement and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 13.12.  Duplicate Originals.

         All parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 13.13.  Severability.

         In case any provision in this Indenture, the Pledge Agreement or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

SECTION 13.14.  Actions by Holders.

         Except as expressly stated to the contrary, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of a minimum percentage of the aggregate unpaid principal amount of the Securities shall be determined by reference to the Securities as a whole and not to any series thereof.

                                   SIGNATURES

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first written above.

                                              BGLS INC.


                                              By:
                                                  ------------------------------
[Seal]                                            Name:   Bennett S. LeBow
                                                  Title:  Chairman
Attest:
        -------------------------

                                              SHAWMUT BANK, N.A.


                                              By:
                                                  ------------------------------
[Seal]                                            Name:
                                                  Title:
Attest:
        -------------------------

STATE OF NEW YORK    )
                     )   ss.:
COUNTY OF NEW YORK   )


                 On this ___ day of ________, 1995, before me personally came Bennett S. LeBow, to me known, who, being by me duly sworn, did depose and say that he is Chairman of BGLS Inc., one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed by the authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                        ________________________________________
                                        Notary Public

[Notary Seal]

STATE OF NEW YORK    )
                     )   ss.:
COUNTY OF NEW YORK   )

                 On this ___ day of ________, 1995, before me personally came [__________], to me known, who, being by me duly sworn, did depose and say that
he is             Vice President of Shawmut Bank, N.A., the national banking association described in and which executed the above instrument; that he knows the seal of said national banking association; that the seal affixed to said instrument is such seal; that it was affixed by the authority of the Board of Directors of said national banking association; and that he signed his name thereto by like authority.


                                        ________________________________________
                                        Notary Public

[Notary Seal]

               Acknowledgment and Undertaking of Bennett S. LeBow

                 Bennett S. LeBow hereby acknowledges that he has read and understood the foregoing (the "Indenture"; capitalized terms used herein are used with the meanings ascribed to them in the Indenture) and hereby agrees, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, that he shall comply with Sections 5.01(a) and 5.02(a) and 5.05(a) of the Indenture; provided that he shall not be liable for any breach of such Sections except to the extent of any benefit accruing directly to him as a result of such breach.

                 This Acknowledgment and Undertaking shall be governed by, and construed in accordance with, the law of the State of New York.

                 IN WITNESS WHEREOF, I have executed this Acknowledgment and Undertaking, intending to be legally bound, as of ________, 1995.


                                             ________________________
                                                 Bennett S. LeBow

              Acknowledgment and Undertaking of Brooke Group Ltd.

                 Brooke Group Ltd. hereby acknowledges that it has read and understood the foregoing (the "Indenture"; capitalized terms used herein are used with the meanings ascribed to them in the Indenture) and hereby agrees, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, that it shall comply with Sections 5.01(b), 5.02(b), 5.03(b), 5.04 and 5.05(b) of the Indenture; provided that it shall not be liable for any breach of such Sections except to the extent of any benefit accruing directly to it as a result of such breach.

                 Brooke Group Ltd. hereby represents and warrants that (a) the execution, delivery and performance of this Acknowledgment and Undertaking has been duly authorized by all necessary action on the part of the undersigned,
(b) the undersigned has duly executed and delivered this Acknowledgment and Undertaking and (c) this Acknowledgment and Undertaking is its legal, valid and binding obligation, enforceable against the undersigned in accordance with its terms. This Acknowledgment and Undertaking shall be governed by, and construed in accordance with, the law of the State of New York.

                 IN WITNESS WHEREOF, Brooke Group Ltd. has executed this Acknowledgment and Undertaking, intending to be legally bound, as of _______, 1995.

                                              BROOKE GROUP LTD.


                                              By: ___________________________
                                                  Name:
                                                  Title:

                                                                     EXHIBIT A-1
                                                                    to Indenture

                            FORM OF SERIES A NOTE
                                                                  (Face of Note)

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR ASSIGNED EXCEPT PURSUANT TO BOTH
(1) (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, (B) RULE 144A UNDER SUCH ACT, (C) RULE 144 UNDER SUCH ACT OR (D) ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND (2) (X) COMPLIANCE WITH ANY APPLICABLE REGISTRATION OR QUALIFICATION REQUIREMENTS OF ANY STATE SECURITIES OR BLUE SKY LAWS OR (Y) AN EXEMPTION FROM ANY SUCH APPLICABLE REGISTRATION OR QUALIFICATION REQUIREMENTS, PROVIDED THAT IN THE CASE OF (1)(C) OR (D) OR
(2)(Y) THE HOLDER OF THIS NOTE SHALL HAVE FURNISHED TO BGLS INC. AN OPINION OF COUNSEL, REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO BGLS INC., THAT SUCH EXEMPTION IS AVAILABLE WITH RESPECT TO SUCH TRANSACTION.


                                   BGLS INC.

                  15.75% Series A Senior Secured Note due 2000

No.                                                                   $

         BGLS INC., a Delaware corporation (the "Company"), for value received,
promises to pay to or registered assigns, the principal sum of     Dollars on
December 31, 2000.

         Interest Payment Dates: June 30 and December 31 in each year and Maturity.

         Record Dates: June 15 or December 15 for each Interest Payment Date, as the case may be, and December 15, 2000 for Maturity.

         Reference is made to the further provisions of this Note set forth herein, which will for all purposes have the same effect as if set forth at this place.

         Capitalized terms used herein and not defined shall have the meaning ascribed thereto in the Indenture.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed manually, or by facsimile, by its duly authorized officer, and has caused a facsimile of the corporate seal of the Company to be affixed to, or imprinted on, this Note.

Dated:
                                           BGLS INC.


                                           By:
                                              ----------------------------------
                                                       President

                                           Attest:



                                           -------------------------------------
                                                       Secretary


               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the 15.75% Series A Senior Secured Notes due 2000 referred to in the within-mentioned Indenture.

                                           SHAWMUT BANK, N.A.,
                                           as Trustee


                                           By
                                              ----------------------------------
                                               Authorized Signature

                                                                  (Reverse Side)

                                   BGLS INC.

                  15.75% Series A Senior Secured Note due 2000


1.  Description of Notes.

         This Note is one of a duly authorized issue of 15.75% Series A Senior Secured Notes due 2000 (the "Series A Notes") of BGLS INC., a Delaware corporation (the "Company"). The Series A Notes together with the Series B Notes issued pursuant to the Indenture (as hereinafter defined) are collectively referred to herein as the "Securities".


2.  Interest.

         The Company promises to pay interest on the principal amount and, to the extent lawful, on any interest payment due but unpaid on such principal amount of the Series A Notes at the rate per annum shown above from the date these Series A Notes are issued until the date the Series A Notes are paid in full.

         Interest on the Series A Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from ________, 1995. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

3.  Method of Payment.

         The Company will pay interest on the Series A Notes (except defaulted interest) to the persons who are registered Holders of Series A Notes at the close of business on the fifteenth day of the month in which the Interest Payment Date occurs. Holders must surrender Series A Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal or interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or the Company may mail any such interest payment to a Holder at the Holder's registered address.

4.  Paying Agent and Registrar.

         Initially, Shawmut Bank, N.A. (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice. Except as provided in the Indenture, the Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

5.  Indenture.

         The Company issued the Series A Notes under an Indenture, dated as of ________, 1995 (the "Indenture"), between the Company and the Trustee, pursuant to which the Company may also issue 15.75% Series B Senior Secured Notes due 2000 ("Series B Notes"). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Section Section 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. The Securities are subject to all such terms and Holders of Securities are referred to the Indenture and the TIA for a statement of such terms. The Securities are general secured obligations of the Company limited to $___,000,000 aggregate principal amount.

6.  Optional Redemption.

         The Securities may be redeemed at any time, in whole or from time to time in part, at Redemption Prices equal to the percentages of principal amount thereof set forth below if redeemed during the years indicated below:

         Year                     Percentage
         ----                     ----------
         1995                     101.00
         1996                     101.00
         1997                     101.00
         1998                     101.00
         1999                     101.00
         and thereafter           100.00

in each case together with accrued interest to the Redemption Date.

7.  Notice of Redemption.

         Notice of redemption will be mailed at least 30 days, but not more than 60 days, before the Redemption Date to each Holder of Securities subject to redemption at his registered address. If redemption is pursuant to Paragraph 6 of this Series A Note, then Securities in denominations larger than $1,000 may be redeemed in part. Interest accrues on Securities, or portions of them, called for redemption, to the Redemption Date, and interest will cease to accrue thereafter.

         If U.S. Legal Tender sufficient for the redemption of Securities is made available for redemption on any Redemption Date, Securities called for redemption will bear interest to the Redemption Date, and interest will cease to accrue thereafter, and the only right of the Holders of such Securities will be to receive payment of the Redemption Price, including all interest accrued to such Redemption Date.

8.  Mandatory Offer to Purchase Upon Triggering Asset Sale.

         Within (i) 30 days following the consummation of a Triggering Asset Sale, other than a Triggering Asset Sale referred to in clause (ii) or (iii) below, (ii) 90 days following the consummation of a Triggering Asset Sale if 10% or more of the consideration (not including any assumption of Indebtedness) actually received by the Company, directly or indirectly (including through any Subsidiary), in respect of such Triggering Asset Sale consists of non-cash consideration, or (iii) 180 days following the consummation of a Triggering Asset Sale if such sale involves a sale of the Equity interests of all or substantially all of the assets of Liggett and 10% or more of the consideration (not including any assumption of Indebtedness) actually received by the Company, directly or indirectly (including through any Subsidiary), in respect of such Triggering Asset Sale consists of non-cash consideration (the "Offer Date"), the Company shall make an offer to all Holders (an "Offer") to apply the applicable Offer Purchase Amount to the acquisition of Securities at a purchase price (the "Offer Purchase Price") equal to the Redemption Price payable if the Company were redeeming such Securities pursuant to Paragraph 6 of this Series A Note plus accrued interest to the date of such acquisition (the "Purchase Date").

9.  Holders' Right to Cause Repurchase Upon Change of Control.

         In the event that Bennett S. LeBow ceases to control the Company (including, for the avoidance of doubt, any successor thereto under Article Six of the Indenture) (other than by his death or Incapacity) (a "Change of Control"), each Holder shall have the option to cause the Company to repurchase the Securities held by such Holder in whole, but not in part, at 100% of the principal amount thereof, plus interest accrued to the Repurchase Date. Within five Business Days after any Change of Control, the Company shall notify the Trustee in writing at its corporate trust office (i) of such Change of Control and (ii) that each Holder has the option to cause the Company to repurchase its Securities pursuant to Section 3.08 of the Indenture. Within ten days after it receives such notice from the Company, the Trustee shall give notice of such option to the Holders at their addresses, as shown in the Securities Register, and shall publish at least once in each of two successive weeks commencing within ten days following notice to the Trustee, in The Wall Street Journal (National Edition), or the national edition of a reasonably equivalent publication, the Notice of Option to Cause Repurchase Upon Change of Control.

10.  Denominations; Transfer; Exchange.

         The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A Holder may register the transfer or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Securities selected for redemption.

11.  Persons Deemed Owners.

         The registered Holder of a Security may be treated as the owner of it for all purposes.

12.  Unclaimed U.S. Legal Tender.

         If U.S. Legal Tender for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agents will pay such U.S. Legal Tender back to the Company at their request. After that, all liability of the Trustee and such Paying Agents with respect to such money shall cease; provided however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once in The Wall Street Journal (National Edition), or the national edition of a reasonably equivalent publication or mail to each such Holder notice that such money remains unclaimed and that after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

13.  Discharge Prior to Redemption or Maturity.

         If, at any time, the Company deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of, and interest on, the Securities to redemption or maturity, and complies with the other provisions of the Indenture relating thereto, the Company will be deemed to have paid discharged the entire Indebtedness on the Securities and the provisions of the Indenture and the Pledge Agreement.

14.  Restrictive Covenants.

         The Indenture imposes certain limitations on the ability of the Company to, among other things, make distributions on, or purchases or redemptions of its Capital Stock or enter into transactions with Affiliates of the Company. The Indenture also limits the ability of the Company to merge or consolidate with, or transfer all or substantially all of its properties and assets to, any other person. The Indenture also limits the ability of the Company to incur additional indebtedness. Such limitations are subject to a number of important qualifications and exceptions.

15.  Successors.

         When a successor assumes all the obligations of the Company under the Securities and the Indenture, the Company will be released from those obligations except in the case of succession by lease.

16.  Amendment; Supplement; Waiver.

         Subject to certain exceptions, the Indenture, the Pledge Agreement or the Securities may be amended or supplemented with the written consent of the Holders of at least 66 2/3% in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default, or compliance with any provisions, may be waived with the consent of the Holders of at least 66 2/3% in aggregate principal amount of the Securities then outstanding. No such amendment, supplement or waiver may have a disproportionate adverse effect on one series of Securities unless the Holder or Holders of at least 66 2/3 % in aggregate principal amount of the outstanding Securities of such series shall consent to such action. Without notice to, or consent of, any Holder, the parties thereto may amend or supplement the Indenture, the Pledge Agreement, or the Securities to, among other things, cure any ambiguity, defect or inconsistency (provided such amendment or supplement does not adversely affect the rights of any Holder), provide for uncertificated Securities in addition to, or in place of, certificated Securities, or make any change that does not adversely affect the rights of any Holder of a Security.

17.  Two Series Pari Passu, Etc.

         The Securities are secured senior indebtedness of the Company. The Series A Notes and the Series B Notes will rank pari passu with each other in right of payment and in respect of the Collateral and in all other respects and Holders of the Securities of both series will vote and exercise remedies together as if one class.

18.  Pledge and Security Interest.

         The Company has pledged to the Trustee all of the now-owned or hereafter acquired properties, securities or other assets of the Company, including equity securities in New Valley, Liggett, Brooke Overseas and any other Subsidiary directly owned by the Company from time to time and any dividends or other distributions on any capital stock that forms part of the Collateral and all proceeds therefrom but excluding cash that is applied within 180 days of receipt thereof (except to the extent such cash is required to be deposited and held in the Cash Collateral Account pursuant to the Pledge Agreement).

         NV Holdings has pledged to the Trustee all of the now-owned or hereafter acquired properties, securities or other assets of the Company, including equity securities in New Valley, and any dividends or other distributions on any capital stock that forms part of the Collateral and all proceeds therefrom but excluding cash that is applied within 180 days of receipt thereof (except to the extent such cash is required to be deposited and held in the Cash Collateral Account pursuant to the Pledge Agreement).

         The Security Interest in the Collateral shall automatically and without any action by the Trustee or the Holders be automatically released upon any sale of the Collateral by the Company. Notwithstanding the foregoing, the Trustee shall from time to time at the request of the Company execute and deliver any instruments necessary or appropriate and take all such other action as shall be necessary to evidence and effect such release.

19.  Defaults and Remedies.

         If an Event of Default (other than an Event of Default specified in Section 7.01(6) or 7.01(7) of the Indenture as a result of a case or proceeding in which the Company is the subject debtor) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding may declare all of the Securities to be and become due and payable. If an Event of Default specified in Section 7.01(6) or 7.01(7) of the Indenture occurs as a result of a case or proceeding in which the Company is the subject debtor, all the Securities then outstanding shall ipso facto become immediately due and payable in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities.

20.  Trustee Dealings with the Company.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any of its Subsidiaries or other Affiliates with the same rights it would have if it were not Trustee.

21.  No Recourse against Others.

         Except with respect to the obligations and covenants of Bennett S. LeBow and BGL contained in Sections 5.01 through 5.05 of the Indenture (but only to the extent of any benefit accruing directly to Bennett S. LeBow or BGL, as the case may be, as a result of the transaction causing the breach of any such Sections), no recourse for the payment of the principal of, or interest on, the Securities, or for any claim based thereon or otherwise in respect thereof, and no recourse under, upon or in respect of any obligation, covenant, agreement, representation or warranty of the Company in the Indenture or in any other document, relating to the transactions contemplated by the Indenture, whether existing as of the date thereof or thereafter existing, shall be had against any incorporator, officer, director, employee, stockholder or controlling person of the Company, it being understood that the Holders shall have recourse for any such liability only to the assets of the Company, and none of such persons or entities (other than the Company) shall be personally liable therefor. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Security.

         The Trustee has no obligation or liability to the Holders to make payments of the principal of or interest on the Securities, except for amounts on deposit for such purposes with the Trustee. The Trustee's sole obligations are to administer for the benefit of the Holders the funds and accounts established under the Indenture, and to perform such other duties as are specifically set forth in the Indenture. All recitals, statements and representations contained in this Series A Note are to be taken and construed as made on the part of the Company, and not by the Trustee, and the Trustee does not assume any responsibility or obligation for the correctness of such statement, recital or representation.

22.  Authentication.

         This Series A Note shall not be valid until the Trustee or authenticating agent manually, or by facsimile, signs the certificate of authentication set forth herein.

23.  Abbreviation.

         Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TENANT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

24.  CUSIP Numbers.

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities immediately prior to the qualification of the Indenture under the TIA as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

         The Company will furnish to any Holder of a Security, upon written request and without charge, a copy of the Indenture and the Pledge Agreement. Requests may be made to: BGLS Inc., c/o Brooke Group Ltd., 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131, Attention: Secretary.

                               FORM OF ASSIGNMENT

         I or we assign and transfer this Series A Note to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
            (Print or type name, address and zip code of assignee)

Please insert social security or other identifying number of assignee

________________________________

and irrevocably appoint                                   as agent to transfer
this Series A Note on the Securities Register of the Company. The agent may substitute another to act for him.

Dated:____________________

Signed:__________

________________________________________________________________________________
                     (Sign exactly as name appears above)

               OPTION TO CAUSE REPURCHASE UPON CHANGE OF CONTROL

         If you want to elect to have this Series A Note repurchased by the Company pursuant to Section 3.08 of the Indenture and Paragraph 9 of the Series A Note, check box: [ ]

Date:  ___________________________        Signature:____________________________
                                                     (Sign exactly as your
                                                     name appears above)

Signature Guarantee:____________________________________________________________


                  OPTION OF HOLDER TO ELECT PURCHASE PURSUANT
                        TO SECTION 3.09 OF THE INDENTURE
                           UPON TRIGGERING ASSET SALE

If you want to elect to have this Series A Note purchased by the Company pursuant to Section 3.09 of the Indenture and Paragraph 8 of the Series A Note, check box: [ ]

Date:  ___________________________        Signature:____________________________
                                                     (Sign exactly as your
                                                     name appears above)

Signature Guarantee:____________________________________________________________

                                                                     EXHIBIT A-2
                                                                    to Indenture

                            FORM OF SERIES B NOTE
                                                                  (Face of Note)

                                   BGLS INC.

                  15.75% Series B Senior Secured Note due 2000

No.                                                                     $

         BGLS INC., a Delaware corporation (the "Company"), for value received,
promises to pay to                         or registered assigns, the principal
sum of          Dollars on December 31, 2000.

  Interest Payment Dates:  June 30 and December 31 in each year and Maturity.

         Record Dates: June 15 or December 15 for each Interest Payment Date, as the case may be, and December 15, 2000 for Maturity.

         Reference is made to the further provisions of this Note set forth herein, which will for all purposes have the same effect as if set forth at this place.

         Capitalized terms used herein and not defined shall have the meaning ascribed thereto in the Indenture.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed manually, or by facsimile, by its duly authorized officer, and has caused a facsimile of the corporate seal of the Company to be affixed to, or imprinted on, this Note.

Dated:
                                  BGLS INC.


                                  By:___________________________________________
                                                  President

                                  Attest:


                                  ______________________________________________

                                                                       Secretary

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the 15.75% Series B Senior Secured Notes due 2000 referred to in the within-mentioned Indenture.

                                  SHAWMUT BANK, N.A.,
                                  as Trustee


                                  By
                                     -------------------------------------------
                                         Authorized Signature

                                                                  (Reverse Side)

                                   BGLS INC.

                  15.75% Series B Senior Secured Note due 2000


1.  Description of Notes.

         This Note is one of a duly authorized issue of 15.75% Series B Senior Secured Notes due 2000 (the "Series B Notes") of BGLS INC., a Delaware corporation (the "Company"). The Series B Notes together with the Series A Notes issued pursuant to the Indenture (as hereinafter defined) are collectively referred to herein as the "Securities".

2.  Interest.

         The Company promises to pay interest on the principal amount and, to the extent lawful, on any interest payment due but unpaid on such principal amount of the Series B Notes at the rate per annum shown above from the date these Series B Notes are issued until the date the Series B Notes are paid in full.

         Interest on the Series B Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from ________, 1995. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

3.  Method of Payment.

         The Company will pay interest on the Series B Notes (except defaulted interest) to the persons who are registered Holders of Series B Notes at the close of business on the fifteenth day of the month in which the Interest Payment Date occurs. Holders must surrender Series B Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal or interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or the Company may mail any such interest payment to a Holder at the Holder's registered address.

4.  Paying Agent and Registrar.

         Initially, Shawmut Bank, N.A. (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice. Except as provided in the Indenture, the Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

5.  Indenture.

         The Company issued the Series B Notes under an Indenture, dated as of ________, 1995 (the "Indenture"), between the Company and the Trustee, pursuant to which the Company may also issue 15.75% Series B Senior Secured Notes due 2000 ("Series B Notes"). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Section Section 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. The Securities are subject to all such terms and Holders of Securities are referred to the Indenture and the TIA for a statement of such terms. The Securities are general secured obligations of the Company limited to $___,000,000 aggregate principal amount.

6.  Optional Redemption.

         The Securities may be redeemed at any time, in whole or from time to time in part, at Redemption Prices equal to the percentages of principal amount thereof set forth below if redeemed during the years indicated below:

         Year                     Percentage
         ----                     ----------
         1995                     101.00
         1996                     101.00
         1997                     101.00
         1998                     101.00
         1999                     101.00
         and thereafter           100.00

in each case together with accrued interest to the Redemption Date.

7.  Notice of Redemption.

         Notice of redemption will be mailed at least 30 days, but not more than 60 days, before the Redemption Date to each Holder of Securities subject to redemption at his registered address. If redemption is pursuant to Paragraph 6 of this Series B Note, then Securities in denominations larger than $1,000 may be redeemed in part. Interest accrues on Securities, or portions of them, called for redemption, to the Redemption Date, and interest will cease to accrue thereafter.

         If U.S. Legal Tender sufficient for the redemption of Securities is made available for redemption on any Redemption Date, Securities called for redemption will bear interest to the Redemption Date, and interest will cease to accrue thereafter, and the only right of the Holders of such Securities will be to receive payment of the Redemption Price, including all interest accrued to such Redemption Date.

8.  Mandatory Offer to Purchase Upon Triggering Asset Sale.

         Within (i) 30 days following the consummation of a Triggering Asset Sale, other than a Triggering Asset Sale referred to in clause (ii) or (iii) below, (ii) 90 days following the consummation of a Triggering Asset Sale if 10% or more of the consideration (not including any assumption of Indebtedness) actually received by the Company, directly or indirectly (including through any Subsidiary), in respect of such Triggering Asset Sale consists of non-cash consideration, or (iii) 180 days following the consummation of a Triggering Asset Sale if such sale involves a sale of the Equity interests of all or substantially all of the assets of Liggett and 10% or more of the consideration (not including any assumption of Indebtedness) actually received by the Company, directly or indirectly (including through any Subsidiary), in respect of such Triggering Asset Sale consists of non-cash consideration (the "Offer Date"), the Company shall make an offer to all Holders (an "Offer") to apply the applicable Offer Purchase Amount to the acquisition of Securities at a purchase price (the "Offer Purchase Price") equal to the Redemption Price payable if the Company were redeeming such Securities pursuant to Paragraph 6 of this Series B Note plus accrued interest to the date of such acquisition (the "Purchase Date").

9.  Holders' Right to Cause Repurchase Upon Change of Control.

         In the event that Bennett S. LeBow ceases to control the Company (including, for the avoidance of doubt, any successor thereto under Article Six of the Indenture) (other than by his death or Incapacity) (a "Change of Control"), each Holder shall have the option to cause the Company to repurchase the Securities held by such Holder in whole, but not in part, at 100% of the principal amount thereof, plus interest accrued to the Repurchase Date. Within five Business Days after any Change of Control, the Company shall notify the Trustee in writing at its corporate trust office (i) of such Change of Control and (ii) that each Holder has the option to cause the Company to repurchase its Securities pursuant to Section 3.08 of the Indenture. Within ten days after it receives such notice from the Company, the Trustee shall give notice of such option to the Holders at their addresses, as shown in the Securities Register, and shall publish at least once in each of two successive weeks commencing within ten days following notice to the Trustee, in The Wall Street Journal (National Edition), or the national edition of a reasonably equivalent publication, the Notice of Option to Cause Repurchase Upon Change of Control.

10.  Denominations; Transfer; Exchange.

         The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A Holder may register the transfer or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Securities selected for redemption.

11.  Persons Deemed Owners.

         The registered Holder of a Security may be treated as the owner of it for all purposes.

12.  Unclaimed U.S. Legal Tender.

         If U.S. Legal Tender for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agents will pay such U.S. Legal Tender back to the Company at their request. After that, all liability of the Trustee and such Paying Agents with respect to such money shall cease; provided however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once in The Wall Street Journal (National Edition), or the national edition of a reasonably equivalent publication or mail to each such Holder notice that such money remains unclaimed and that after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

13.  Discharge Prior to Redemption or Maturity.

         If, at any time, the Company deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of, and interest on, the Securities to redemption or maturity, and complies with the other provisions of the Indenture relating thereto, the Company will be deemed to have paid discharged the entire Indebtedness on the Securities and the provisions of the Indenture and the Pledge Agreement.

14.  Restrictive Covenants.

         The Indenture imposes certain limitations on the ability of the Company to, among other things, make distributions on, or purchases or redemptions of its Capital Stock or enter into transactions with Affiliates of the Company. The Indenture also limits the ability of the Company to merge or consolidate with, or transfer all or substantially all of its properties and assets to, any other person. The Indenture also limits the ability of the Company to incur additional indebtedness. Such limitations are subject to a number of important qualifications and exceptions.

15.  Successors.

         When a successor assumes all the obligations of the Company under the Securities and the Indenture, the Company will be released from those obligations except in the case of succession by lease.

16.  Amendment; Supplement; Waiver.

         Subject to certain exceptions, the Indenture, the Pledge Agreement or the Securities may be amended or supplemented with the written consent of the Holders of at least 66 2/3% in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default, or compliance with any provisions, may be waived with the consent of the Holders of at least 66 2/3% in aggregate principal amount of the Securities then outstanding. No such amendment, supplement or waiver may have a disproportionate adverse effect on one series of Securities unless the Holder or Holders of at least 66 2/3% in aggregate principal amount of the outstanding Securities of such series shall consent to such action. Without notice to, or consent of, any Holder, the parties thereto may amend or supplement the Indenture, the Pledge Agreement, or the Securities to, among other things, cure any ambiguity, defect or inconsistency (provided such amendment or supplement does not adversely affect the rights of any Holder), provide for uncertificated Securities in addition to, or in place of, certificated Securities, or make any change that does not adversely affect the rights of any Holder of a Security.

17.  Two Series Pari Passu, Etc.

         The Securities are secured senior indebtedness of the Company. The Series A Notes and the Series B Notes will rank pari passu with each other in right of payment and in respect of the Collateral and in all other respects and Holders of the Securities of both series will vote and exercise remedies together as if one class.

18.  Pledge and Security Interest.

         The Company has pledged to the Trustee all of the now-owned or hereafter acquired properties, securities or other assets of the Company, including equity securities in New Valley, Liggett, Brooke Overseas and any other Subsidiary directly owned by the Company from time to time and any dividends or other distributions on any capital stock that forms part of the Collateral and all proceeds therefrom but excluding cash that is applied within 180 days of receipt thereof (except to the extent such cash is required to be deposited and held in the Cash Collateral Account pursuant to the Pledge Agreement).

         NV Holdings has pledged to the Trustee all of the now-owned or hereafter acquired properties, securities or other assets of the Company, including equity securities in New Valley, and any dividends or other distributions on any capital stock that forms part of the Collateral and all proceeds therefrom but excluding cash that is applied within 180 days of receipt thereof (except to the extent such cash is required to be deposited and held in the Cash Collateral Account pursuant to the Pledge Agreement).

         The Security Interest in the Collateral shall automatically and without any action by the Trustee or the Holders be automatically released upon any sale of the Collateral by the Company. Notwithstanding the foregoing, the Trustee shall from time to time at the request of the Company execute and deliver any instruments necessary or appropriate and take all such other action as shall be necessary to evidence and effect such release.

19.  Defaults and Remedies.

         If an Event of Default (other than an Event of Default specified in Section 7.01(6) or 7.01(7) of the Indenture as a result of a case or proceeding in which the Company is the subject debtor) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding may declare all of the Securities to be and become due and payable. If an Event of Default specified in Section 7.01(6) or 7.01(7) of the Indenture occurs as a result of a case or proceeding in which the Company is the subject debtor, all the Securities then outstanding shall ipso facto become immediately due and payable in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities.

20.  Trustee Dealings with the Company.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any of its Subsidiaries or other Affiliates with the same rights it would have if it were not Trustee.

21.  No Recourse against Others.

         Except with respect to the obligations and covenants of Bennett S. LeBow and BGL contained in Sections 5.01 through 5.05 of the Indenture (but only to the extent of any benefit accruing directly to Bennett S. LeBow or BGL, as the case may be, as a result of the transaction causing the breach of any such Sections), no recourse for the payment of the principal of, or interest on, the Securities, or for any claim based thereon or otherwise in respect thereof, and no recourse under, upon or in respect of any obligation, covenant, agreement, representation or warranty of the Company in the Indenture or in any other document, relating to the transactions contemplated by the Indenture, whether existing as of the date thereof or thereafter existing, shall be had against any incorporator, officer, director, employee, stockholder or controlling person of the Company, it being understood that the Holders shall have recourse for any such liability only to the assets of the Company, and none of such persons or entities (other than the Company) shall be personally liable therefor. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

         The Trustee has no obligation or liability to the Holders to make payments of the principal of or interest on the Securities, except for amounts on deposit for such purposes with the Trustee. The Trustee's sole obligations are to administer for the benefit of the Holders the funds and accounts established under the Indenture, and to perform such other duties as are specifically set forth in the Indenture. All recitals, statements and representations contained in this Series B Note are to be taken and construed as made on the part of the Company, and not by the Trustee, and the Trustee does not assume any responsibility or obligation for the correctness of such statement, recital or representation.

22.  Authentication.

         This Series B Note shall not be valid until the Trustee or authenticating agent manually, or by facsimile, signs the certificate of authentication set forth herein.

23.  Abbreviation.

         Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TENANT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

24.  CUSIP Numbers.

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities immediately prior to the qualification of the Indenture under the TIA as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

         The Company will furnish to any Holder of a Security, upon written request and without charge, a copy of the Indenture and the Pledge Agreement. Requests may be made to: BGLS Inc., c/o Brooke Group Ltd., 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131, Attention: Secretary.

                               FORM OF ASSIGNMENT

         I or we assign and transfer this Series B Note to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
            (Print or type name, address and zip code of assignee)

Please insert social security or other identifying number of assignee

__________________________

and irrevocably appoint                     as agent to transfer this Series B
Note on the Securities Register of the Company. The agent may substitute another to act for him.

Dated:____________________

Signed:__________

________________________________________________________________________________
                     (Sign exactly as name appears above)

               OPTION TO CAUSE REPURCHASE UPON CHANGE OF CONTROL

         If you want to elect to have this Series B Note repurchased by the Company pursuant to Section 3.08 of the Indenture and Paragraph 9 of the Series B Note, check box: [ ]

Date:  ___________________________      Signature:______________________________
                                                   (Sign exactly as your
                                                   name appears above)

Signature Guarantee:____________________________________________________________


                  OPTION OF HOLDER TO ELECT PURCHASE PURSUANT
                        TO SECTION 3.09 OF THE INDENTURE
                           UPON TRIGGERING ASSET SALE

If you want to elect to have this Series B Note purchased by the Company pursuant to Section 3.09 of the Indenture and Paragraph 8 of the Series B Note, check box: [ ]

Date:  ___________________________      Signature:______________________________
                                                   (Sign exactly as your
                                                   name appears above)

Signature Guarantee:____________________________________________________________

                                                                      SCHEDULE 1


                             Existing Indebtedness





                      [TO BE REVISED DEPENDING SOLELY UPON
                  OUTSTANDING PRINCIPAL AMOUNTS OF RESET NOTES
                OR SUBORDINATED DEBENTURES SUBSEQUENT TO TENDER]


                                   [BGLS INC.
                                  INDEBTEDNESS





Long-term Debt
         13.750% Series 2 Senior Secured Notes due 1997                           91,179,000
         16.125% Senior Subordinated Reset Notes                                   5,670,000
         14.500% Subordinated Debentures due 1998                                140,000,000 (1)
         Liability with respect to MAI's banks' foreclosure
           on its European subsidiaries                                            7,500,000 (2)
         Other                                                                     1,415,564
                                                                                ------------
                                                                                 245,764,564
                                                                                 ===========

(1) Amount includes $13,705,000 of the Subordinated Debt currently held by Brooke which would be retired under the new indenture.

(2)      Amount accrued in respect of disputed potential liability.]

                                                                       EXHIBIT D



                         PLEDGE AND SECURITY AGREEMENT

                 PLEDGE AND SECURITY AGREEMENT dated as of December __, 1995 between BGLS INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company") and SHAWMUT BANK, N.A., a national banking association, as trustee (the "Trustee") under the Indenture dated as of ___________, 1995 (as amended, supplemented or modified from time to time, the "Indenture"), pursuant to which the Company has issued its 15.75% Senior Series B Secured Notes due 2000 and its 15.75% Senior Series A Secured Notes due 2000 (each of which series is equal to and ratable with the other series)..

                 Section 1. Definitions. Terms defined in the Indenture are used herein as defined therein. In addition, as used herein:

                 "Accounts" has the meaning ascribed thereto in Section 3(d) hereof.

                 "BGLS Registration Rights Agreement" means the A/B Exchange and Registration Rights Agreement dated as of December __, 1995 among the Company, BGL, AIF II, L.P., a Delaware limited partnership, Artemis America Partnership, a Delaware general partnership, Tortoise Corp., a New York corporation, and Mainstay High Yield Corporate Bond Fund, a Series of The MainStay Funds, a Massachusetts business trust, as amended, modified and supplemented from time to time.

                 "Brooke Overseas Convertible Securities" means any securities that are convertible into or exchangeable for Equity Interests of Brooke Overseas.

                 "Brooke Overseas Stock Purchase Rights" means any options, warrants or other rights to subscribe for or purchase or acquire any Equity Interests of Brooke Overseas or any Brooke Overseas Convertible Securities.

                 "Cash Collateral Account" has the meaning ascribed thereto in
         Section 4.01 hereof.

                 "Collateral" has the meaning ascribed thereto in Section 3 hereof.

                 "COM Products" means COM Products Inc., a Delaware corporation.

                 "COM Products Convertible Securities" means any securities that are convertible into or exchangeable for Equity Interests of COM Products.

                 "COM Products Stock Purchase Rights" means any options, warrants or other rights to subscribe for or purchase or acquire any Equity Interests of COM Products or any COM Products Convertible Securities.

                 "Copyright Collateral" means all Copyrights, whether now owned or hereafter acquired by the Company.

                 "Copyrights" means all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals, extensions, income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

                 "Documents" has the meaning ascribed thereto in Section 3(j) hereof.

                 "Environmental Laws" means any and all present and future Federal, state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous





                     Company Pledge and Security Agreement
         substances or wastes into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

                 "Equipment" has the meaning ascribed thereto in Section 3(h) hereof.

                 "Holdings Convertible Securities" means any securities that are convertible into or exchangeable for Equity Interests of NV Holdings.

                 "Holdings Stock Purchase Rights" means any options, warrants or other rights to subscribe for or purchase or acquire any Equity Interests of NV Holdings or any Holdings Convertible Securities.

                 "Initial Pledged Brooke Overseas Shares" means all Equity Interests of Brooke Overseas represented by the certificates identified in Annex 1 hereto.

                 "Initial Pledged COM Products Shares" means all Equity Interests of COM Products represented by the certificates identified in Annex 1 hereto.

                 "Initial Pledged Holdings Shares" means all Equity Interests of NV Holdings represented by the certificates identified in Annex 1 hereto.

                 "Initial Pledged Liggett Shares" means all Equity Interests of Liggett represented by the certificates identified in Annex 1 hereto.

                 "Initial Pledged New Valley Common Shares" means the New Valley Common Shares represented by the certificates identified in Annex 1 hereto.





                     Company Pledge and Security Agreement

                 "Initial Pledged New Valley Preferred Shares" means the New Valley Class B Preferred Shares represented by the certificates identified in Annex 1 hereto.

                 "Instruments" has the meaning ascribed thereto in Section 3(e) hereof.

                 "Intellectual Property" means, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral.

                 "Inventory" has the meaning ascribed thereto in Section 3(f) hereof.

                 "Issuers" means, collectively, the respective corporations identified in Annex 1 hereto under the caption "Issuer".

                 "Liggett Convertible Securities" means any securities that are convertible into or exchangeable for Equity Interests capital stock of Liggett.

                 "Liggett Stock Purchase Rights" means any options, warrants or other rights to subscribe for or purchase or acquire any Equity Interests of Liggett or any Liggett Convertible Securities.

                 "Motor Vehicles" means motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

                 "New Valley Class A Preferred Shares" means the $15 Class A Increasing Rate Cumulative Senior Preferred Shares, par value $0.01 per share, of New Valley and any options, warrants or





                     Company Pledge and Security Agreement
         other rights to acquire such shares and any Equity Interests which may be issued in exchange or replacement thereof.

                 "New Valley Class B Preferred Shares" means the $3 Class B Cumulative Convertible Preferred Shares, par value $0.10 per share, of New Valley and any options, warrants or other rights to acquire such shares and any Equity Interests which may be issued in exchange or replacement thereof.

                 "New Valley Convertible Securities" means any securities that are convertible into or exchangeable for Equity Interests of New Valley.

                 "New Valley Registration Rights Agreement" means the Registration Rights Agreement dated as of December __, 1995 among the Company, BGL, New Valley and the Trustee, as amended, modified or supplemented from time to time.

                 "New Valley Stock Purchase Rights" means any options, warrants or other rights to subscribe for or purchase or acquire any Equity Interests of New Valley or any New Valley Convertible Securities.

                 "NV Holdings Pledge Agreement" means the Pledge and Security Agreement dated as of December __, 1995 between NV Holdings and the Trustee.

                 "Patent Collateral" means all Patents, whether now owned or hereafter acquired by the Company.

                 "Patents" means all patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

                 "Permitted Investments" means (i) cash, (ii) Investments in direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date the Investment is made





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                                     - 6 -


         or acquired, and (iii) Investments maturing within one year from the date the Investment is made or acquired in time deposits with or certificates of deposit issued by a bank or trust company organized under the laws of the United States of America or any State thereof having a capital and surplus and undivided profits aggregating at least $250,000,000.

                 "Pledge Documents" means the Indenture, the Securities, this Agreement, the NV Holdings Pledge Agreement, and all other instruments, documents and agreements delivered in connection therewith (including any other pledge agreement, mortgage, security agreement or similar agreement), as the same may be amended, modified or supplemented from time to time.

                 "Pledged Stock" has the meaning ascribed thereto in Section 3(a) hereof.

                 "Registration Rights Agreements" means, collectively, the BGLS Registration Rights Agreement and the New Valley Registration Rights Agreement.

                 "Secured Obligations" means, collectively, all obligations and liabilities of any kind or nature, present or future, absolute or contingent, of (i) the Company arising under the Securities, the Indenture, the Registration Rights Agreements or this Agreement, (ii) NV Holdings arising under the NV Holdings Pledge Agreement or any other undertaking or agreement delivered by NV Holdings in connection with the Securities, the Indenture or this Agreement, (iii) Liggett arising under any undertaking or agreement delivered by Liggett in connection with the Securities, the Indenture or this Agreement, (iv) Brooke Overseas arising under any undertaking or agreement delivered by Brooke Overseas in connection with the Securities, the Indenture or this Agreement, (v) New Valley arising under any undertaking or agreement delivered by New Valley in connection with the Securities, the Indenture, the New Valley Registration Rights Agreement or this Agreement, (vi) Bennett S. LeBow arising under his undertaking attached





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                                     - 7 -


         to the Indenture and (vii) Brooke arising under its undertaking attached to the Indenture.

                 "Stock Collateral" means, collectively, the Collateral described in clauses (a) through (c) of Section 3 hereof and the proceeds of and to any such property and, to the extent related to any such property or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

                 "Trademark Collateral" means all Trademarks, whether now owned or hereafter acquired by the Company. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

                 "Trademarks" means all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

                 "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of New York.





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                                     - 8 -


                 Section 2. Representations and Warranties. The Company represents and warrants and covenants to the Trustee for the benefit of the Holders that:

                 (a) except for the Security Interest, the Company is the sole legal and equitable owner of the Collateral, holds the same free and clear of all liens, charges, encumbrances and security interests of any kind and nature and will make no other assignment, pledge, mortgage, hypothecation, transfer or other disposition of the Collateral, other than the sale or application of the Collateral in compliance with the provisions of Sections 3.09 and 12.08 of the Indenture;

                 (b) the Company has good right and legal title to the Collateral and will defend its title thereto against the claims of all Persons whomsoever and will maintain and preserve the Security Interest as long as this Agreement shall remain in full force and effect;

                 (c) except for the filing of UCC-1 financing statements, no consent or approval of, or other action by, and no notice to or filing with, any governmental body or regulatory authority or securities exchange, was or is necessary as a condition (i) to the validity of the pledge provided for herein or for the execution, delivery or performance of this Agreement by the Company or (ii) other than (A) the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and regulations thereunder, or (B) the Securities Act, and regulations thereunder and any applicable blue sky laws, for the exercise by the Trustee of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement;

                 (d) as of ___________: (i) the Initial Pledged Holdings Shares are the only issued and outstanding shares of capital stock of NV Holdings and (ii) there are no issued and outstanding Holdings Convertible Securities or Holdings Stock Purchase Rights, and NV Holdings is not subject to any obligation, contingent or otherwise, to issue in the future any additional shares of its capital stock or any such





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                                     - 9 -


         Holdings Convertible Securities or Holdings Stock Purchase Rights;

                 (e) the Initial Pledged Holdings Shares are duly authorized, validly issued, fully paid and nonassessable;

                 (f) as of ____________: (i) the Initial Pledged Liggett Shares are the only issued and outstanding shares of capital stock of Liggett and (ii) there are no issued and outstanding Liggett Convertible Securities or Liggett Stock Purchase Rights, and Liggett is not subject to any obligation, contingent or otherwise, to issue in the future any additional shares of its capital stock or any such Liggett Convertible Securities or Liggett Stock Purchase Rights;

                 (g) the Initial Pledged Liggett Shares are duly authorized, validly issued, fully paid and nonassessable;

                 (h) as of ____________: (i) the Initial Pledged Brooke Overseas Shares are the only issued and outstanding shares of capital stock of Brooke Overseas and (ii) there are no issued and outstanding Brooke Overseas Convertible Securities or Brooke Overseas Stock Purchase Rights, and Brooke Overseas is not subject to any obligation, contingent or otherwise, to issue in the future any additional shares of its capital stock or any such Brooke Overseas Convertible Securities or Brooke Overseas Stock Purchase Rights;

                 (i) the Initial Pledged Brooke Overseas Shares are duly authorized, validly issued, fully paid and nonassessable;

                 (j) as of ____________: (i) the Initial Pledged COMProducts Shares are the only issued and outstanding shares of capital stock of COM Products and (ii) there are no issued and outstanding COM Products Convertible Securities or COM Products Stock Purchase Rights, and COM Products is not subject to any obligation, contingent or otherwise, to issue in the future any additional shares of





                     Company Pledge and Security Agreement
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                                     - 10 -


         its capital stock or any such COM Products Convertible Securities or COM Products Stock Purchase Rights;

                 (k) the Initial Pledged COM Products Shares are duly authorized, validly issued, fully paid and nonassessable;

                 (l)  as of ____________:  (i) there are 191,445,117 New Valley
         Common Shares issued and outstanding and (ii) there are 2,790,776 New Valley Class B Preferred Shares issued and outstanding;

                 (m) the Initial Pledged New Valley Common Shares and the Initial Pledged New Valley Class B Preferred Shares are duly authorized, validly issued, fully paid and nonassessable;

                 (n) the Company has full corporate power and authority to execute, deliver and perform this Agreement;

                 (o) except for the Pledge Documents, the Company is not now and will not become a party to any voting trust or other agreement or undertaking with respect to the exercise of the voting or consent rights associated with any of the Stock Collateral (other than an agreement or undertaking in respect of a sale of the Stock Collateral, which sale is or will be in compliance with the provisions of Section
         12.08 of the Indenture), and there are no other restrictions on the exercise of such rights;

                 (p) except for the Pledge Documents, the Company is not now and will not become a party to any agreement or undertaking pursuant to which any Issuer or any other Person could have the right to purchase any of the Stock Collateral (other than an agreement or undertaking in respect of a sale of the Stock Collateral, which sale is or will be in compliance with the provisions of Section 12.08 of the Indenture), and at the time of delivery of any Stock Collateral to the Trustee there will not be (and the Company will not thereafter permit to exist) any other restrictions on the transfer of the Stock Collateral;





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                                     - 11 -


                 (q) except for the Pledge Documents, the Company has the right to vote, pledge and grant a security interest in, or otherwise transfer, the Collateral free of any liens (except as set forth in (a) above);

                 (r) the grant and perfection of the Security Interest in the Stock Collateral for the benefit of the Trustee and the Holders, in accordance with the terms hereof, will not violate the registration requirements of the Securities Act, any provisions of any other applicable federal, state or foreign securities laws, or any applicable general corporation law or other applicable law;

                 (s) each Issuer is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has full power and authority to own or lease its properties and assets and to carry on its business;

                 (t) the stock powers delivered to the Trustee with respect to the Pledged Stock have been, and at the time of the delivery of any other stock powers to the Trustee in connection with the pledge of any additional Stock Collateral such stock powers will be, duly executed;

                 (u) the pledge of the Initial Pledged Shares pursuant to this Agreement, together with the transfer of such Initial Pledged Shares to the Trustee, creates a valid and perfected first priority security interest in the Collateral, in favor of the Trustee for the benefit of the Trustee and the Holders, securing the due and punctual payment and performance in full of the Secured Obligations in accordance with the respective terms thereof; and

                 (v) the Company will not permit NV Holdings to sell, assign, transfer or otherwise dispose of, or pledge, hypothecate or otherwise encumber, any of its Equity Interests in New Valley which are pledged pursuant to the NV Holdings Pledge Agreement, unless any such sale, assignment, transfer or disposition is in compliance with the provisions of Section 12.08 of the Indenture.





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                                     - 12 -


                 Section 3. Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations, the Company hereby pledges and grants to the Trustee for the benefit of the Holders a security interest in all of the Company's right, title and interest in the following property, whether now owned by the Company or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):

                 (a) the shares of stock of the Issuers represented by the certificates identified in Annex 1 hereto and all other shares of capital stock of whatever class of the Issuers, now or hereafter owned by the Company, in each case together with the certificates evidencing the same (collectively, the "Pledged Stock");

                 (b) subject to the proviso at the end of this Section 3, all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

                 (c) without affecting the obligations of the Company under any provision prohibiting such action hereunder or under the Indenture, in the event of any consolidation or merger in which an Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is the Company itself) formed by or resulting from such consolidation or merger (the Pledged Stock, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder





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                                     - 13 -


         pursuant to clause (a) or (b) above and this clause (c) being herein collectively called the "Stock Collateral");


                 (d) all accounts and general intangibles (each as defined in the Uniform Commercial Code) of the Company constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to the Company in respect of any loans or advances or for Inventory or Equipment or other goods sold or leased or for services rendered, all moneys due and to become due to the Company under any guarantee (including a letter of credit) of the purchase price of Inventory or Equipment sold by the Company and all tax refunds (such accounts, general intangibles and moneys due and to become due being herein called collectively "Accounts");

                 (e) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of the Company evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances (herein collectively called "Instruments");

                 (f) all inventory (as defined in the Uniform Commercial Code) of the Company, all goods obtained by the Company in exchange for such inventory, and any products made or processed from such inventory including all substances, if any, commingled therewith or added thereto (herein collectively called "Inventory");


                 (g) all Intellectual Property and all other accounts or general intangibles not constituting Intellectual Property or Accounts;

                 (h) all equipment (as defined in the Uniform Commercial Code) of the Company, including all Motor Vehicles (herein collectively called "Equipment");






                     Company Pledge and Security Agreement
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                                     - 14 -


                 (i) each contract and other agreement of the Company relating to the sale or other disposition of Inventory or Equipment;

                 (j) all documents of title (as defined in the Uniform Commercial Code) or other receipts of the Company covering, evidencing or representing Inventory or Equipment (herein collectively called "Documents");

                 (k) all rights, claims and benefits of the Company against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by the Company, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

                 (l) the balance from time to time in the Cash Collateral Account; and

                 (m) all other tangible and intangible personal property and fixtures of the Company, including, without limitation, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of the Company described in the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by the Company in respect of any of the items listed above) and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Company or any computer bureau or service company from time to time acting for the Company;

provided that "Collateral" shall not include Excluded Cash.





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                                     - 15 -


                 Section 4.  Cash Collateral Account.

                 4.01 Cash Collateral Account. There is hereby established with the Trustee a cash collateral account (the "Cash Collateral Account") in the name and under the control of the Trustee into which there shall be deposited from time to time the cash required to be deposited therein pursuant to Sections 4.22 and 12.08 of the Indenture and proceeds of any of the Collateral required to be delivered to the Trustee pursuant hereto. The balance from time to time in the Cash Collateral Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. Except as expressly provided in the next sentence, the Trustee shall remit the collected balance outstanding to the credit of the Cash Collateral Account to or upon the order of the Company as the Company shall from time to time instruct in accordance with the Indenture. However, at any time following the occurrence and during the continuance of an Event of Default, the Trustee may in its discretion apply or cause to be applied (subject to collection) the balance from time to time outstanding to the credit of the Cash Collateral Account to the payment of the Secured Obligations in the manner specified in Section 5.09 hereof. The balance from time to time in the Cash Collateral Account shall be subject to withdrawal only as provided herein.

                 4.02 Investment of Balance in Cash Collateral Account. Amounts on deposit in the Cash Collateral Account shall be invested from time to time in such Permitted Investments as the Company (or, after the occurrence and during the continuance of a Default, the Trustee) shall determine, which Permitted Investments shall be held in the name and be under the control of the Trustee, provided that at any time after the occurrence and during the continuance of an Event of Default, the Trustee may in its discretion at any time and from time to time elect to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 5.09 hereof.





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                                     - 16 -


                 Section 5. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, the Company hereby agrees with the Trustee as follows:

                 5.01  Delivery and Other Perfection.  The Company shall:

                 (a) if any of the shares, securities, moneys or property required to be pledged by the Company under clauses (a), (b) and (c) of Section 3 hereof are received by the Company, hold such Property in trust and forthwith either (x) transfer and deliver to the Trustee such shares or securities so received by the Company (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Trustee, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as may be necessary or appropriate or as the Trustee may reasonably request to duly record the Lien created hereunder in such shares, securities, moneys or property in said clauses (a), (b) and
         (c);

                 (b) deliver and pledge to the Trustee any and all Instruments pledged hereunder, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as may be required to perfect the pledge thereof hereunder or as the Trustee may reasonably request; provided, that so long as no Default shall have occurred and be continuing, the Company may retain for collection in the ordinary course any Instruments received by the Company in the ordinary course of business and the Trustee shall, promptly upon request of the Company, make appropriate arrangements for making any Instrument pledged by the Company hereunder available to the Company for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Trustee, against trust receipt or like document);





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                                     - 17 -


                 (c) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable or that the Trustee may reasonably request to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Trustee to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Stock Collateral to be transferred of record into the name of the Trustee or its nominee (and the Trustee agrees that if any Stock Collateral is transferred into its name or the name of its nominee, the Trustee will thereafter promptly give to the Company copies of any notices and communications received by it with respect to the Stock Collateral), provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause
         (g) below;

                 (d) upon the acquisition after the date hereof by the Company of any Equipment covered by a certificate of title or ownership, cause the Trustee to be listed as the lienholder on such certificate of title and within 120 days of the acquisition thereof deliver evidence of the same to the Trustee;

                 (e) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as may be necessary to reflect the security interests granted by this Agreement;

                 (f) permit representatives of the Trustee, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Trustee to be present at the Company's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by the Company with respect to the Collateral, all to the extent and in such manner as the Trustee may reasonably request; and





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                                     - 18 -


                 (g) upon the occurrence and during the continuance of any Default, upon request of the Trustee, promptly notify (and the Company hereby authorizes the Trustee so to notify) each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Trustee hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Trustee.

                 5.02 Other Financing Statements and Liens. Without the prior written consent of the Trustee, the Company shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Trustee is not named as the sole secured party.

                 5.03 Preservation of Rights. The Trustee shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

                 5.04  Special Provisions Relating to Stock Collateral.

                 (a) So long as no Event of Default shall have occurred and be continuing, the Company shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement, the Indenture, the Securities or any other instrument or agreement referred to herein or therein, provided that the Company agrees that it will not vote the Stock Collateral in any manner that is inconsistent with the terms of this Agreement, the Indenture, the Securities or any such other instrument or agreement; and the Trustee shall execute and deliver to the Company or cause to be executed and delivered to the Company all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Company may reasonably request for the purpose of enabling the Company to exercise the rights and powers that it is entitled to exercise pursuant to this Section 5.04(a).

                 (b) If any Event of Default shall have occurred, then so long as any Event of Default shall continue, and whether or





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                                     - 19 -


not the Trustee exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Indenture, the Securities or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Stock Collateral shall be paid directly to the Trustee and retained by it in the Cash Collateral Account as part of the Stock Collateral, subject to the terms of this Agreement, and, if the Trustee shall so request in writing, the Company agrees to execute and deliver to the Trustee appropriate additional dividend, distribution and other orders and documents to that end, provided that if all Events of Default are cured, any such dividend or distribution theretofore paid to the Trustee shall, upon request of the Company (except to the extent theretofore applied to the Secured Obligations), be returned by the Trustee to the Company.

                 5.05 Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

                 (a) the Company shall, at the request of the Trustee, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Trustee and the Company, designated in its request;

                 (b) the Trustee may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

                 (c) the Trustee shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of





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                                     - 20 -


         ownership pertaining to the Collateral as if the Trustee were the sole and absolute owner thereof (and the Company agrees to take all such action as may be appropriate to give effect to such right);

                 (d) the Trustee in its discretion may, in its name or in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

                 (e) the Trustee may, upon ten business days' prior written notice to the Company of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Trustee or any of its agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Trustee deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Trustee or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Company, any such demand, notice and right or equity being hereby expressly waived and released. The Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section
5.05 shall be applied in accordance with Section 5.09 hereof.





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                                     - 21 -


                 The Company recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Trustee may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who are "accredited investors" (as defined in the Securities Act) and who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Company acknowledges that any such private sales may be at prices and on terms less favorable to the Trustee than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Trustee shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer or issuer thereof to register it for public sale.

                 5.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 5.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Company shall remain liable for any deficiency.

                 5.07 Removals, Etc. Without at least 30 days' prior written notice to the Trustee, the Company shall not (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere, other than at the address indicated beneath the signature of the Company to the Indenture or at one of the locations identified in Annex 2 hereto or in transit from one of such locations to another or (ii) change its name, or the name under which it does business, from the name shown on the signature pages hereto.

                 5.08 Private Sale. The Trustee shall incur no liability as a result of the sale of the Collateral, or any part





                     Company Pledge and Security Agreement
thereof, at any private sale pursuant to Section 5.05 hereof conducted in a commercially reasonable manner, including any such sale limited to "accredited investors", as such term is defined in Rule 501(a) of the Securities Act. The Company hereby waives any claims against the Trustee arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Trustee accepts the first offer received and does not offer the Collateral to more than one offeree.

                 5.09 Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Trustee under Section 4 hereof or this Section 5, shall be applied by the Trustee:

                 First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Trustee and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Trustee in connection therewith;

                 Next, to the payment in full of the Secured Obligations; and

                 Finally, to the payment to the Company, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

                 As used in this Section 5, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Company or any issuer of or obligor on any of the Collateral.





                     Company Pledge and Security Agreement

                 5.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Trustee while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Trustee is hereby appointed the attorney-in-fact of the Company for the purpose of carrying out the provisions of this Section 5 and taking any action and executing any instruments that the Trustee may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Trustee shall be entitled under this Section 5 to make collections in respect of the Collateral, the Trustee shall have the right and power to receive, endorse and collect all checks made payable to the order of the Company representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

                 5.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, the Company shall (i) file such financing statements and other documents in such offices as may be necessary or appropriate or as the Trustee may reasonably request to perfect the security interests granted by Section 3 of this Agreement, (ii) cause the Trustee to be listed as the lienholder on all certificates of title or ownership relating to Motor Vehicles owned by the Company and (iii) deliver to the Trustee all certificates identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank.

                 5.12 Termination. When all Secured Obligations shall have been paid in full, this Agreement shall terminate, and the Trustee shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Company. The Trustee shall also execute and deliver to the Company upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles and such other documentation as shall be reasonably requested by the Company to effect the termination and release of the Liens on the Collateral.





                     Company Pledge and Security Agreement

                 5.13 Further Assurances. The Company agrees that, from time to time it will execute and deliver such further documents and do such other acts and things as may be necessary or appropriate or as the Trustee may reasonably request in order fully to effect the purposes of this Agreement.

                 5.14 Release of Motor Vehicles. So long as no Default shall have occurred and be continuing, upon the request of the Company, the Trustee shall execute and deliver to the Company such instruments as the Company shall reasonably request to remove the notation of the Trustee as lienholder on any certificate of title for any Motor Vehicle; provided that any such instruments shall be delivered, and the release effective only upon receipt by the Trustee of a certificate from the Company stating that the Motor Vehicle the lien on which is to be released is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss).


                 Section 6.  Miscellaneous.

                 6.01 No Waiver. No failure on the part of the Trustee to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Trustee of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                 6.02 Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at its "Address for Notices" specified pursuant to Section 13.02 of the Indenture and shall be deemed to have been given at the times specified in said Section 13.02.

                 6.03 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Company and the Trustee in accordance with





                     Company Pledge and Security Agreement

Article 10 of the Indenture. Any such amendment or waiver shall be binding upon the Trustee, each holder of any of the Secured Obligations and the Company.

                 6.04 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company, the Trustee and each holder of any of the Secured Obligations (provided, however, that the Company shall not assign or transfer its rights hereunder without the prior written consent of the Trustee).

                 6.05 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                 6.06 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart.

                 6.07  Governing Law.   This Agreement shall be governed by,
and construed in accordance with, the law of the State of New York.

                 6.08 Agents and Attorneys-in-Fact. The Trustee may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

                 6.09 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Trustee in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.





                     Company Pledge and Security Agreement

                 6.10 Indemnity. The Company and Brooke Group Ltd. hereby jointly agree to indemnify NV Holdings for, and hold it harmless against, any claim, demand, expense (including but not limited to attorneys' fees), loss or liability incurred by it arising solely out of or in connection with its being an affiliate of the Company or Brooke Group Ltd.

                 Each of the Company and Brooke Group Ltd. hereby acknowledges that the indemnity contained in this Section 6.10 is for the benefit of NV Holdings and that NV Holdings is relying on said indemnity as a basis for entering into the NV Holdings Pledge Agreement.

                 6.11 Indemnification of Trustee and Holders. The Company and Brooke Group Ltd. hereby jointly agree to indemnify the Trustee and the Holders from, and hold the Trustee and the Holders harmless against, any losses, liabilities, claims, damages or expenses arising under any Environmental Law as a result of the past, present or future operations of the Company or any of its Subsidiaries following the exercise by the Trustee of any of its rights and remedies under this Agreement.

                 6.12 Additional Subsidiaries. The Company shall cause each new Subsidiary of the Company to execute and deliver an acknowledgment and undertaking substantially in the form of the acknowledgments and undertakings attached hereto and to do such other acts and things as the Trustee may reasonably request in order fully to effect the purposes of this Agreement.





                     Company Pledge and Security Agreement

                 IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be duly executed and delivered as of the day and year first above written.


                                                  BGLS INC.



                                                  By _________________________
                                                     Title:



                                                  SHAWMUT BANK, N.A., as Trustee




                                                  By _________________________
                                                     Title:





                     Company Pledge and Security Agreement

                         ACKNOWLEDGMENT AND UNDERTAKING


                 FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, New Valley Holdings, Inc., a Delaware corporation ("Holdings") hereby acknowledges receipt of a copy of the foregoing Pledge and Security Agreement dated as of December __, 1995 and agrees as follows (with capitalized terms used and not otherwise defined below that are defined in such Pledge and Security Agreement having the meanings ascribed to such terms therein):

                 1. Holdings will promptly note on its books the security interests granted under such Pledge and Security Agreement in the applicable Pledged Stock.

                 2. Holdings hereby waives any rights or requirement at any time hereafter to receive a copy of such Pledge and Security Agreement in connection with the registration of any Stock Collateral in the name of the Trustee or its nominee or the exercise of voting rights by the Trustee.

                 3. Holdings agrees (a) to take all actions contemplated to be taken by it under the Pledge and Security Agreement, (b) to comply with all provisions thereof and (c) not to participate in any transaction that is inconsistent with its obligations hereunder or thereunder.

                 The undersigned hereby represents and warrants that (a) the execution, delivery and performance of this Acknowledgment and Undertaking has been duly authorized by all necessary action on the part of the undersigned,
(b) the undersigned has duly executed and delivered this Acknowledgment and Undertaking and (c) this Acknowledgment and Undertaking is its legal, valid and binding obligation, enforceable against the undersigned in accordance with its terms. This Acknowledgment and Undertaking shall be governed by, and construed in accordance with, the law of the State of New York.

                 This Acknowledgment and Undertaking may not be terminated, revoked, amended or otherwise modified without the prior written consent of the Trustee, which is an express third-party beneficiary hereof.


Dated:  ____________, 1995

                                                       NEW VALLEY HOLDINGS, INC.



                                                       By_______________________
                                                         Name:
                                                         Title:





                     Company Pledge and Security Agreement

                         ACKNOWLEDGMENT AND UNDERTAKING


                 FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Liggett Group Inc., a Delaware corporation ("Liggett") hereby acknowledges receipt of a copy of the foregoing Pledge and Security Agreement dated as of December __, 1995 and agrees as follows (with capitalized terms used and not otherwise defined below that are defined in such Pledge and Security Agreement having the meanings ascribed to such terms therein):

                 1. Liggett will promptly note on its books the security interests granted under such Pledge and Security Agreement in the Liggett Stock Purchase Rights.

                 2. Liggett hereby waives any rights or requirement at any time hereafter to receive a copy of such Pledge and Security Agreement in connection with the registration of any Liggett Stock Purchase Rights in the name of the Trustee or its nominee or the exercise of voting rights by the Trustee.

                 3. Liggett agrees (a) to take all actions contemplated to be taken by it under the Pledge and Security Agreement, (b) to comply with all provisions thereof and (c) not to participate in any transaction that is inconsistent with its obligations hereunder or thereunder.

                 The undersigned hereby represents and warrants that (a) the execution, delivery and performance of this Acknowledgment and Undertaking has been duly authorized by all necessary action on the part of the undersigned,
(b) the undersigned has duly executed and delivered this Acknowledgment and Undertaking and (c) this Acknowledgment and Undertaking is its legal, valid and binding obligation, enforceable against the undersigned in accordance with its terms. This Acknowledgment and Undertaking shall be governed by, and construed in accordance with, the law of the State of New York.

                 This Acknowledgment and Undertaking may not be terminated, revoked, amended or otherwise modified without the prior written consent of the Trustee, which is an express third-party beneficiary hereof.


Dated:  ____________, 1995

                                                      LIGGETT GROUP INC.



                                                      By_______________________
                                                        Name:
                                                        Title:





                     Company Pledge and Security Agreement

                         ACKNOWLEDGMENT AND UNDERTAKING


                 FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Brooke (Overseas) Ltd., a Delaware corporation ("Brooke Overseas") hereby acknowledges receipt of a copy of the foregoing Pledge and Security Agreement dated as of December __, 1995 and agrees as follows (with capitalized terms used and not otherwise defined below that are defined in such Pledge and Security Agreement having the meanings ascribed to such terms therein):

                 1. Brooke Overseas will promptly note on its books the security interests granted under such Pledge and Security Agreement in the Brooke Overseas Stock Purchase Rights.

                 2. Brooke Overseas hereby waives any rights or requirement at any time hereafter to receive a copy of such Brooke Overseas Stock Purchase Rights in connection with the registration of any Brooke Overseas Stock Purchase Rights in the name of the Trustee or its nominee or the exercise of voting rights by the Trustee.

                 3. Brooke Overseas agrees (a) to take all actions contemplated to be taken by it under the Pledge and Security Agreement, (b) to comply with all provisions thereof and (c) not to participate in any transaction that is inconsistent with its obligations hereunder or thereunder.

                 The undersigned hereby represents and warrants that (a) the execution, delivery and performance of this Acknowledgment and Undertaking has been duly authorized by all necessary action on the part of the undersigned,
(b) the undersigned has duly executed and delivered this Acknowledgment and Undertaking and (c) this Acknowledgment and Undertaking is its legal, valid and binding obligation, enforceable against the undersigned in accordance with its terms. This Acknowledgment and Undertaking shall be governed by, and construed in accordance with, the law of the State of New York.

                 This Acknowledgment and Undertaking may not be terminated, revoked, amended or otherwise modified without the prior written consent of the Trustee, which is an express third-party beneficiary hereof.

Dated:  ____________, 1995

                                                     BROOKE (OVERSEAS) LTD.



                                                     By_______________________
                                                       Name:
                                                       Title:





                     Company Pledge and Security Agreement

                         ACKNOWLEDGMENT AND UNDERTAKING


                 FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, New Valley Corporation, a New York corporation ("New Valley") hereby acknowledges receipt of a copy of the foregoing Pledge and Security Agreement dated as of December __, 1995 and agrees as follows (with capitalized terms used and not otherwise defined below that are defined in such Pledge and Security Agreement having the meanings ascribed to such terms therein):

                 1. New Valley will promptly note on its books the security interests granted under such Pledge and Security Agreement in the New Valley Stock Purchase Rights.

                 2. New Valley hereby waives any rights or requirement at any time hereafter to receive a copy of such Pledge and Security Agreement in connection with the registration of any New Valley Stock Purchase Rights in the name of the Trustee or its nominee or the exercise of voting rights by the Trustee.

                 3. New Valley agrees (a) to take all actions contemplated to be taken by it under the Pledge and Security Agreement, (b) to comply with all provisions thereof and (c) not to participate in any transaction that is inconsistent with its obligations hereunder or thereunder.

                 The undersigned hereby represents and warrants that (a) the execution, delivery and performance of this Acknowledgment and Undertaking has been duly authorized by all necessary action on the part of the undersigned,
(b) the undersigned has duly executed and delivered this Acknowledgment and Undertaking and (c) this Acknowledgment and Undertaking is its legal, valid and binding obligation, enforceable against the undersigned in accordance with its terms. This Acknowledgment and Undertaking shall be governed by, and construed in accordance with, the law of the State of New York.

                 This Acknowledgment and Undertaking may not be terminated, revoked, amended or otherwise modified without the prior written consent of the Trustee, which is an express third-party beneficiary hereof.


Dated:  ____________, 1995

                                                      NEW VALLEY CORPORATION



                                                      By_______________________
                                                        Name:
                                                        Title:





                     Company Pledge and Security Agreement

                         ACKNOWLEDGMENT AND UNDERTAKING


                 FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, COM Products Inc., a Delaware corporation ("COM Products") hereby acknowledges receipt of a copy of the foregoing Pledge and Security Agreement dated as of December __, 1995 and agrees as follows (with capitalized terms used and not otherwise defined below that are defined in such Pledge and Security Agreement having the meanings ascribed to such terms therein):

                 1. COM Products will promptly note on its books the security interests granted under such Pledge and Security Agreement in the COM Products Stock Purchase Rights.

                 2. COM Products hereby waives any rights or requirement at any time hereafter to receive a copy of such Pledge and Security Agreement in connection with the registration of any COM Products Stock Purchase Rights in the name of the Trustee or its nominee or the exercise of voting rights by the Trustee.

                 3. COM Products agrees (a) to take all actions contemplated to be taken by it under the Pledge and Security Agreement, (b) to comply with all provisions thereof and (c) not to participate in any transaction that is inconsistent with its obligations hereunder or thereunder.

                 The undersigned hereby represents and warrants that (a) the execution, delivery and performance of this Acknowledgment and Undertaking has been duly authorized by all necessary action on the part of the undersigned,
(b) the undersigned has duly executed and delivered this Acknowledgment and Undertaking and (c) this Acknowledgment and Undertaking is its legal, valid and binding obligation, enforceable against the undersigned in accordance with its terms. This Acknowledgment and Undertaking shall be governed by, and construed in accordance with, the law of the State of New York.

                 This Acknowledgment and Undertaking may not be terminated, revoked, amended or otherwise modified without the prior written consent of the Trustee, which is an express third-party beneficiary hereof.

Dated:  ____________, 1995

                                                      COM PRODUCTS INC.



                                                      By_______________________
                                                        Name:
                                                        Title:





                     Company Pledge and Security Agreement

                                                                         ANNEX 1


                                 PLEDGED STOCK

                                [See Section 3]


                 Certificate      Registered
Issuer               Nos.            Owner         Number of Shares
------           -----------      ----------       ----------------
New Valley       NY 34671         BGLS Inc.        394,975 shares of
Corporation                                        common stock, par
                                                   value $.01 per share

New Valley       NB 26885         BGLS Inc.        50,885 shares of
Corporation                                        $3.00 Class B
                                                   Cumulative Con-
                                                   vertible Preferred
                                                   Shares, par value
                                                   $.10 per share

New Valley       NB 26924         BGLS Inc.        200,000 shares of
Corporation                                        $3.00 Class B
                                                   Cumulative Con-
                                                   vertible Preferred
                                                   Shares, par value
                                                   $.10 per share

Liggett             1             BGLS Inc.        1,000 shares of
Group, Inc.                                        common stock, par
                                                   value $.10 per share

New Valley          1             BGLS Inc.        100 shares of common
Holdings, Inc.                                     stock, par value
                                                   $.01 per share

Brooke (Over-       2             BGLS Inc.        10 shares of common
seas) Ltd.                                         stock, par value
                                                   $.01 per share

COM Products        2             BGLS Inc.        100 shares of common
Inc.                                               stock, par value
                                                   $.01 per share





                 Annex 1 to BGLS Pledge and Security Agreement

                                                                         ANNEX 2




                               LIST OF LOCATIONS

                               [See Section 5.07]


100 S.E. Second Street
Miami, Florida 33131





                 Annex 2 to BGLS Pledge and Security Agreement

                                                                       EXHIBIT E




                         PLEDGE AND SECURITY AGREEMENT


                 PLEDGE AND SECURITY AGREEMENT dated as of December __, 1995 between NEW VALLEY HOLDINGS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("NV Holdings") and Shawmut Bank, N.A., a national banking association, as trustee (the "Trustee") under the Indenture dated as of December __, 1995 (as amended, supplemented or modified from time to time, the "Indenture") between BGLS Inc., a Delaware corporation (the "Company") and the Trustee, pursuant to which the Company has issued its 15.75% Senior Series A Secured Notes due 2000 and its 15.75% Senior Series B Secured Notes due 2000 (each of which series is equal to and ratable with the other series).

                 Section 1. Definitions. Terms defined in the Indenture are used herein as defined therein. In addition, as used herein:

                 "BGLS Registration Rights Agreement" means the A/B Exchange and Registration Rights Agreement dated as of December __, 1995 among the Company, BGL, AIF II, L.P., a Delaware limited partnership, Artemis America Partnership, a Delaware general partnership, Tortoise Corp., a New York corporation, and Mainstay High Yield Corporate Bond Fund, a series of The MainStay Funds, a Massachusetts business trust, as amended, modified or supplemented from time to time.

                 "Cash Collateral Account" has the meaning ascribed thereto in
         Section 4.01 hereof.

                 "Collateral" has the meaning ascribed thereto in Section 3 hereof.

                 "Company Pledge Agreement" means the Pledge and Security Agreement dated as of December __, 1995 between BGLS and the Trustee, as amended, modified or supplemented from time to time.


                   NV Holdings Pledge and Security Agreement

                 "Environmental Laws" means any and all present and future Federal, state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

                 "Initial Pledged New Valley Common Shares" means the New Valley Common Shares represented by the certificates identified in Annex 1 hereto.

                 "Initial Pledged Shares" means the New Valley Common Shares and the New Valley Class A Preferred Shares represented by the certificates identified in Annex 1 hereto.

                 "New Valley Class A Preferred Shares" means the $15 Class A Increasing Rate Cumulative Senior Preferred Shares, par value $0.01 per share, of New Valley and any Equity Interests which may be issued in exchange or replacement thereof.

                 "New Valley Class B Preferred Shares" means the $3 Class B Cumulative Convertible Preferred Shares, par value $0.10 per share, of New Valley and any Equity Interests which may be issued in exchange or replacement thereof.

                 "New Valley Convertible Securities" means any securities that are convertible into or exchangeable for Equity Interests of New Valley.





                   NV Holdings Pledge and Security Agreement

                 "New Valley Registration Rights Agreement" means the Registration Rights Agreement dated as of December __, 1995 among the Company, BGL, New Valley and the Trustee, as amended, modified or supplemented.

                 "New Valley Stock Purchase Rights" means any options, warrants or other rights to subscribe for or purchase or acquire any Equity Interests of New Valley or any New Valley Convertible Securities.

                 "Permitted Investments" means (i) cash, (ii) Investments in direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date the Investment is made or acquired, and (iii) Investments maturing within one year from the date the Investment is made or acquired in time deposits with or certificates of deposit issued by a bank or trust company organized under the laws of the United States of America or any State thereof having a capital and surplus and undivided profits aggregating at least $250,000,000.

                 "Pledge Documents" means the Indenture, the Securities, this Agreement, the Company Pledge Agreement and all other instruments, documents and agreements delivered in connection therewith (including any other pledge agreement, mortgage, security agreement or similar agreement), as the same may be amended, modified or supplemented from time to time.

                 "Pledged Stock" has the meaning ascribed thereto in Section 3(a) hereof.

                 "Registration Rights Agreements" means, collectively, the BGLS Registration Rights Agreement and the New Valley Registration Rights Agreement, as amended, modified or supplemented from time to time.

                 "Secured Obligations" means, collectively, all obligations and liabilities of any kind or nature, present or future, absolute or contingent, of (i) the Company





                   NV Holdings Pledge and Security Agreement arising under the Securities, the Indenture, the Registration Rights Agreements, the Company Pledge Agreement or this Agreement, (ii) NV Holdings arising under this Agreement or any undertaking or agreement delivered by NV Holdings in connection with the Securities, the Indenture or this Agreement, (iii) New Valley arising under any undertaking or agreement delivered by New Valley in connection with the Securities, the Indenture, the New Valley Registration Rights Agreement or this Agreement and (iv) Bennett S. LeBow arising under his undertaking attached to the Indenture and (v) Brooke arising under its undertaking attached to the Indenture.

                 "Stock Collateral" means, collectively, the Collateral described in clauses (a) through (c) of Section 3 hereof and the proceeds of and to any such property and, to the extent related to any such property or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

                 "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of New York.

                 Section 2. Representations and Warranties. NV Holdings represents and warrants and covenants to the Trustee for the benefit of the Holders that:

                 (a) except for the Security Interest, NV Holdings is the sole legal and equitable owner of the Collateral, holds the same free and clear of all liens, charges, encumbrances and security interests of any kind and nature and will make no other assignment, pledge, mortgage, hypothecation, transfer or other disposition of the Collateral, other than the sale or application of the Collateral in compliance with the provisions of Sections 3.09 and 12.08 of the Indenture;

                 (b) NV Holdings has good right and legal title to the Collateral and will defend its title thereto against the claims of all Persons whomsoever and will maintain and





                   NV Holdings Pledge and Security Agreement preserve the Security Interest as long as this Agreement shall remain in full force and effect;

                 (c) except for the filing of UCC-1 financing statements, no consent or approval of, or other action by, and no notice to or filing with, any governmental body or regulatory authority or securities exchange, was or is necessary as a condition (i) to the validity of the pledge provided for herein or for the execution, delivery or performance of this Agreement by NV Holdings or (ii) other than (A) the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and regulations thereunder, or (B) the Securities Act, and regulations thereunder and any applicable blue sky laws, for the exercise by the Trustee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement;

                 (d)  as of ____________:  (i) there are 191,601,437 New Valley
         Common Shares issued and outstanding and (ii) there are 1,107,566 New Valley Class A Preferred Shares issued and outstanding;

                 (e) the Initial Pledged Shares are duly authorized, validly issued, fully paid and nonassessable;

                 (f) NV Holdings has full corporate power and authority to execute, deliver and perform this Agreement;

                 (g) except for the Pledge Documents, NV Holdings is not now and will not become a party to any voting trust or other agreement or undertaking with respect to the exercise of the voting or consent rights associated with any of the Stock Collateral (other than an agreement or undertaking in respect of a sale of the Stock Collateral, which sale is or will be in compliance with the provisions of Section
         12.08 of the Indenture), and there are no other restrictions on the exercise of such rights;

                 (h) except for the Pledge Documents, NV Holdings is not now and will not become a party to any agreement or





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         undertaking pursuant to which New Valley or any other Person could have the right to purchase any of the Stock Collateral (other than an agreement or undertaking in respect of a sale of the Stock Collateral, which sale is or will be in compliance with the provisions of Section
         12.08 of the Indenture), and at the time of delivery of any Stock Collateral to the Trustee there will not be (and NV Holdings will not thereafter permit to exist) any other restrictions on the transfer of the Stock Collateral;

                 (i) except for the Pledge Documents, NV Holdings has the right to vote, pledge and grant a security interest in, or otherwise transfer, the Collateral free of any liens (except as set forth in (a) above);

                 (j) the grant and perfection of the Security Interest in the Stock Collateral for the benefit of the Trustee and the Holders, in accordance with the terms hereof, will not violate the registration requirements of the Securities Act, any provisions of any other applicable federal, state or foreign securities laws, or any applicable general corporation law or other applicable law;

                 (k) New Valley is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has full power and authority to own or lease its properties and assets and to carry on its business;

                 (l) the stock powers delivered to the Trustee with respect to the Stock Collateral have been, and at the time of the delivery of any other stock powers to the Trustee in connection with the pledge of any additional Pledged Securities such stock powers will be, duly executed;

                 (m) the pledge of the Initial Pledged Shares pursuant to this Agreement, together with the transfer of such Initial Pledged Shares to the Trustee, creates a valid and perfected first priority security interest in the Initial Pledged Shares, in favor of the Trustee for the benefit of the Trustee and the Holders, securing the due and punctual





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         payment and performance in full of the Secured Obligations in accordance with the respective terms thereof; and

                 (n) NV Holdings will not sell, assign, transfer or otherwise dispose of or pledge, hypothecate or otherwise encumber any of its Equity Interests in New Valley which are pledged hereunder, unless any such sale, assignment, transfer or disposition is in compliance with the provisions of Section 12.08 of the Indenture.


                 Section 3. Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations, NV Holdings hereby pledges and grants to the Trustee for the benefit of the Holders a security interest in all of NV Holdings's right, title and interest in the following property, whether now owned by NV Holdings or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):

                 (a) the shares of stock of New Valley represented by the certificates identified in Annex 1 hereto and all other shares of capital stock of whatever class of New Valley now or hereafter owned by NV Holdings, in each case together with the certificates evidencing the same (collectively, the "Pledged Stock");

                 (b) subject to the proviso at the end of this Section 3, all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

                 (c) without affecting the obligations of NV Holdings under any provision prohibiting such action hereunder or under the Indenture, in the event of any consolidation or





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         merger in which an Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation
         (unless such successor corporation is NV Holdings itself) formed by or resulting from such consolidation or merger (the Pledged Stock, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to clause (a) or (b) above and this clause (c) being herein collectively called the "Stock Collateral");

                 (d) the balance from time to time in the Cash Collateral Account; and

                 (e) all other tangible and intangible personal property and fixtures of NV Holdings, including, without limitation, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of NV Holdings described in this and the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by NV Holdings in respect of any of the items listed above) and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of NV Holdings or any computer bureau or service company from time to time acting for NV Holdings;

provided that "Collateral" shall not include Excluded Cash.





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                 Section 4.  Cash Collateral Account.

                 4.01 Cash Collateral Account. There is hereby established with the Trustee a cash collateral account (the "Cash Collateral Account") in the name and under the control of the Trustee into which there shall be deposited from time to time the cash required to be deposited therein pursuant to Sections 4.22 and 12.08 of the Indenture and proceeds of any of the Collateral required to be delivered to the Trustee pursuant hereto. The balance from time to time in the Cash Collateral Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. Except as expressly provided in the next sentence, the Trustee shall remit the collected balance outstanding to the credit of the Cash Collateral Account to or upon the order of NV Holdings as NV Holdings shall from time to time instruct in accordance with the Indenture. However, at any time following the occurrence and during the continuance of an Event of Default, the Trustee may in its discretion apply or cause to be applied (subject to collection) the balance from time to time outstanding to the credit of the Cash Collateral Account to the payment of the Secured Obligations in the manner specified in Section 5.09 hereof. The balance from time to time in the Cash Collateral Account shall be subject to withdrawal only as provided herein.

                 4.02 Investment of Balance in Cash Collateral Account. Amounts on deposit in the Cash Collateral Account shall be invested from time to time in such Permitted Investments as NV Holdings (or, after the occurrence and during the continuance of a Default, the Trustee) shall determine, which Permitted Investments shall be held in the name and be under the control of the Trustee, provided that at any time after the occurrence and during the continuance of an Event of Default, the Trustee may in its discretion at any time and from time to time elect to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 5.09 hereof.





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                 Section 5.  Further Assurances; Remedies.  In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, NV Holdings hereby agrees with the Trustee as follows:

                 5.01  Delivery and Other Perfection.  NV Holdings shall:

                 (a) if any of the shares, securities, moneys or property required to be pledged by NV Holdings under clauses (a), (b) and (c) of Section 3 hereof are received by NV Holdings, hold such Property in trust and forthwith either (x) transfer and deliver to the Trustee such shares or securities so received by NV Holdings (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Trustee, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as may be necessary or appropriate or as the Trustee may reasonably request to duly record the Lien created hereunder in such shares, securities, moneys or property in said clauses (a), (b) and
         (c);

                 (b) deliver and pledge to the Trustee any and all instruments pledged hereunder, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as may be required to perfect the pledge thereof hereunder or as the Trustee may reasonably request; provided, that so long as no Default shall have occurred and be continuing, NV Holdings may retain for collection in the ordinary course any instruments received by NV Holdings in the ordinary course of business and the Trustee shall, promptly upon request of NV Holdings, make appropriate arrangements for making any instrument pledged by NV Holdings hereunder available to NV Holdings for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Trustee, against trust receipt or like document);





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                 (c)  give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable or that the Trustee may reasonably request to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Trustee to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Stock Collateral to be transferred of record into the name of the Trustee or its nominee (and the Trustee agrees that if any Stock Collateral is transferred into its name or the name of its nominee, the Trustee will thereafter promptly give to NV Holdings copies of any notices and communications received by it with respect to the Stock Collateral);

                 (d) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as may be necessary to reflect the security interests granted by this Agreement;

                 (e) permit representatives of the Trustee, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Trustee to be present at NV Holdings's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by NV Holdings with respect to the Collateral, all to the extent and in such manner as the Trustee may reasonably request; and

                 (f) upon the occurrence and during the continuance of any Default, upon request of the Trustee, promptly notify (and NV Holdings hereby authorizes the Trustee so to notify) each account debtor in respect of any accounts or instruments (each, as defined in the Uniform Commercial Code) that such Collateral has been assigned to the Trustee hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Trustee.





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                 5.02  Other Financing Statements and Liens.  Without the prior written consent of the Trustee, NV Holdings shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Trustee is not named as the sole secured party.

                 5.03 Preservation of Rights. The Trustee shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

                 5.04  Special Provisions Relating to Stock Collateral.

                 (a) So long as no Event of Default shall have occurred and be continuing, NV Holdings shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement, the Indenture, the Securities or any other instrument or agreement referred to herein or therein, provided that NV Holdings agrees that it will not vote the Stock Collateral in any manner that is inconsistent with the terms of this Agreement, the Indenture, the Securities or any such other instrument or agreement; and the Trustee shall execute and deliver to NV Holdings or cause to be executed and delivered to NV Holdings all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as NV Holdings may reasonably request for the purpose of enabling NV Holdings to exercise the rights and powers that it is entitled to exercise pursuant to this Section 5.04(a).

                 (b) If any Event of Default shall have occurred, then so long as any Event of Default shall continue, and whether or not the Trustee exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Indenture, the Securities or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Stock Collateral shall be paid directly to the Trustee and retained by it in the Cash Collateral Account as part of the Stock Collateral, subject to the terms of





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                                       13



this Agreement, and, if the Trustee shall so request in writing, NV Holdings agrees to execute and deliver to the Trustee appropriate additional dividend, distribution and other orders and documents to that end, provided that if all Events of Default are cured, any such dividend or distribution theretofore paid to the Trustee shall, upon request of NV Holdings (except to the extent theretofore applied to the Secured Obligations), be returned by the Trustee to NV Holdings.

                 5.05 Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

                 (a) NV Holdings shall, at the request of the Trustee, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Trustee and NV Holdings, designated in its request;

                 (b) the Trustee may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

                 (c) the Trustee shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Trustee were the sole and absolute owner thereof (and NV Holdings agrees to take all such action as may be appropriate to give effect to such right);

                 (d) the Trustee in its discretion may, in its name or in the name of NV Holdings or otherwise, demand, sue for, collect or receive any money or property at any time payable





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                                       14



         or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

                 (e) the Trustee may, upon ten business days' prior written notice to NV Holdings of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Trustee or any of its agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Trustee deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Trustee or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of NV Holdings, any such demand, notice and right or equity being hereby expressly waived and released. The Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section
5.05 shall be applied in accordance with Section 5.09 hereof.

                 NV Holdings recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Trustee may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who are "accredited investors" (as defined in the Securities Act) and who will agree, among other things, to acquire the Collateral for their own account, for investment and





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not with a view to the distribution or resale thereof.  NV Holdings acknowledges that any such private sales may be at prices and on terms less favorable to the Trustee than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Trustee shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer or issuer thereof to register it for public sale.

                 5.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 5.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, NV Holdings shall remain liable for any deficiency.

                 5.07 Removals, Etc. Without at least 30 days' prior written notice to the Trustee, NV Holdings shall not (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place, or permit any inventory or equipment (each, as defined in the Uniform Commercial Code) to be located anywhere, other than at one of the locations identified in Annex 2 hereto or in transit from one of such locations to another or (ii) change its name, or the name under which it does business, from the name shown on the signature pages hereto.

                 5.08 Private Sale. The Trustee shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 5.05 hereof conducted in a commercially reasonable manner, including any such sale limited to "accredited investors", as such term is defined in Rule 501(a) of the Securities Act. NV Holdings hereby waives any claims against the Trustee arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Trustee accepts the first





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offer received and does not offer the Collateral to more than one offeree.

                 5.09 Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Trustee under Section 4 hereof or this Section 5, shall be applied by the Trustee:

                 First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Trustee and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Trustee in connection therewith;

                 Next, to the payment in full of the Secured Obligations; and

                 Finally, to the payment to NV Holdings, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

                 As used in this Section 5, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of NV Holdings or any issuer of or obligor on any of the Collateral.

                 5.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Trustee while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Trustee is hereby appointed the attorney-in-fact of NV Holdings for the purpose of carrying out the provisions of this Section 5 and taking any action and executing any instruments that the Trustee may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the





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                                       17



foregoing, so long as the Trustee shall be entitled under this Section 5 to make collections in respect of the Collateral, the Trustee shall have the right and power to receive, endorse and collect all checks made payable to the order of NV Holdings representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

                 5.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, NV Holdings shall (i) file such financing statements and other documents in such offices as may be necessary or appropriate or as the Trustee may reasonably request to perfect the security interests granted by Section 3 of this Agreement, (ii) cause the Trustee to be listed as the lienholder on all certificates of title or ownership relating to motor vehicles owned by NV Holdings and (iii) deliver to the Trustee all certificates identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank.

                 5.12 Termination. When all Secured Obligations shall have been paid in full, this Agreement shall terminate, and the Trustee shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of NV Holdings. The Trustee shall also execute and deliver to NV Holdings upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the motor vehicles and such other documentation as shall be reasonably requested by NV Holdings to effect the termination and release of the Liens on the Collateral.

                 5.13 Further Assurances. NV Holdings agrees that, from time to time it will execute and deliver such further documents and do such other acts and things as may be necessary or appropriate or as the Trustee may reasonably request in order fully to effect the purposes of this Agreement.

                 5.14 Release of Motor Vehicles. So long as no Default shall have occurred and be continuing, upon the request of NV Holdings, the Trustee shall execute and deliver to NV Holdings





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                                       18



such instruments as NV Holdings shall reasonably request to remove the notation of the Trustee as lienholder on any certificate of title for any Motor Vehicle; provided that any such instruments shall be delivered, and the release effective only upon receipt by the Trustee of a certificate from the NV Holdings stating that the Motor Vehicle the lien on which is to be released is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss).


                 Section 6.  Miscellaneous.

                 6.01 No Waiver. No failure on the part of the Trustee to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Trustee of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                 6.02 Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at its "Address for Notices" specified pursuant to Section 13.02 of the Indenture (or, in the case of NV Holdings, at the address specified therein for the Company) and shall be deemed to have been given at the times specified in said Section 13.02.

                 6.03 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by NV Holdings and the Trustee in accordance with Article 10 of the Indenture. Any such amendment or waiver shall be binding upon the Trustee, each holder of any of the Secured Obligations and NV Holdings.

                 6.04 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of NV Holdings, the Trustee and each holder of any of the Secured Obligations (provided, however, that





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NV Holdings shall not assign or transfer its rights hereunder without the prior written consent of the Trustee).

                 6.05 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                 6.06 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart.

                 6.07  Governing Law.   This Agreement shall be governed by,
and construed in accordance with, the law of the State of New York.

                 6.08 Agents and Attorneys-in-Fact. The Trustee may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

                 6.09 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Trustee in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                 6.10 Indemnification of Trustee and Holders. New Valley Holdings hereby agrees to indemnify the Trustee and the Holders from, and hold the Trustee and the Holders harmless against, any losses, liabilities, claims, damages or expenses arising under any Environmental Law as a result of the past, present or future operations of New Valley Holdings or New Valley following the exercise by the Trustee of any of its rights and remedies under this Agreement.





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                                       20





                 IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be duly executed and delivered as of the day and year first above written.


                                             NEW VALLEY HOLDINGS, INC.



                                             By
                                                ------------------------------
                                                Title:



                                             SHAWMUT BANK, N.A., as Trustee




                                             By
                                                ------------------------------
                                                Title:





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                         ACKNOWLEDGMENT AND UNDERTAKING



                 FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, New Valley Corporation, a New York corporation ("New Valley") hereby acknowledges receipt of a copy of the foregoing Pledge and Security Agreement dated as of ____________, 1995 and agrees as follows (with capitalized terms used and not otherwise defined below that are defined in such Pledge and Security Agreement having the meanings ascribed to such terms therein):

                 1. New Valley will promptly note on its books the security interests granted under such Pledge and Security Agreement in the Pledged Stock.

                 2. New Valley hereby waives any rights or requirement at any time hereafter to receive a copy of such Pledge and Security Agreement in connection with the registration of any Pledged Stock in the name of the Trustee or its nominee or the exercise of voting rights by the Trustee.

                 3. New Valley agrees (a) to take all actions contemplated to be taken by it under the Pledge and Security Agreement, (b) to comply with all provisions thereof and (c) not to participate in any transaction that is inconsistent with its obligations hereunder or thereunder.

                 The undersigned hereby represents and warrants that (a) the execution, delivery and performance of this Acknowledgment and Undertaking has been duly authorized by all necessary action on the part of the undersigned,
(b) the undersigned has duly executed and delivered this Acknowledgment and Undertaking and (c) this Acknowledgment and Undertaking is its legal, valid and binding obligation, enforceable against the undersigned in accordance with its terms. This Acknowledgment and Undertaking shall be governed by, and construed in accordance with, the law of the State of New York.

                 This Acknowledgment and Undertaking may not be terminated, revoked, amended or otherwise modified without the prior written consent of the Trustee, which is an express third-party beneficiary hereof.


Dated:  ____________, 1995

                                            NEW VALLEY CORPORATION



                                            By
                                               ------------------------------
                                               Name:
                                               Title:





                   NV Holdings Pledge and Security Agreement

                                                                         ANNEX 1


                                 PLEDGED STOCK

                                [See Section 3]


                           Certificate             Registered
Issuer                         Nos.                   Owner                   Number of Shares
------                     -----------             ----------                 ----------------
New Valley                   NY 33562              New Valley                 7,200,000 shares of
Corporation                                        Holdings, Inc.             common stock, par
                                                                              value $.01 per share

New Valley                   NY 33563              New Valley                 1,800,000 shares of
Corporation                                        Holdings, Inc.             common stock, par
                                                                              value $.01 per share

New Valley                   NY 33564              New Valley                 3,175,970 shares of
Corporation                                        Holdings, Inc.             common stock, par
                                                                              value $.01 per share

New Valley                   NY 33565              New Valley                 67,223,284 shares of
Corporation                                        Holdings, Inc.             common stock, par
                                                                              value $.01 per share

New Valley                   NA 17528              New Valley                 618,326 shares of
Corporation                                        Holdings, Inc.             $15.00 Class A
                                                                              Increasing Rate
                                                                              Cumulative Senior
                                                                              Preferred Shares, par
                                                                              value $.01 per share





              Annex 1 to NV Holdings Pledge and Security Agreement

                                                                         ANNEX 2




                               LIST OF LOCATIONS

                               [See Section 5.07]


100 S.E. Second Street
Miami, Florida 33131







              Annex 2 to NV Holdings Pledge and Security Agreement

                                                                  EXHIBIT F





                                  A/B EXCHANGE

                                      AND

                         REGISTRATION RIGHTS AGREEMENT


                         dated as of November 21, 1995


                                     among


                                   BGLS INC.,

                               BROOKE GROUP LTD.,

                                 AIF II, L.P.,

                          ARTEMIS AMERICA PARTNERSHIP,

                                TORTOISE CORP.,


                                      and



                    MAINSTAY HIGH YIELD CORPORATE BOND FUND

                 A/B EXCHANGE AND REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of November 21, 1995 among BGLS INC., a Delaware corporation ("BGLS"), BROOKE GROUP LTD., a Delaware corporation ("Brooke" and, together with BGLS, the "Brooke Parties"), AIF II, L.P., a Delaware limited partnership ("AIF"), ARTEMIS AMERICA PARTNERSHIP, a Delaware general partnership and successor to Artemis America LLC, a Delaware limited liability company ("Artemis" and, together with AIF, the "Apollo Holders"), TORTOISE CORP., a New York corporation ("Tortoise"), and MAINSTAY HIGH YIELD CORPORATE BOND FUND, a series of The MainStay Funds, a Massachusetts business trust ("Mainstay" and, together with the Apollo Holders and Tortoise, the "Participating Holders").

                                    RECITALS

                 This Agreement is entered into in connection with the offer by BGLS (the "Exchange Offer and Consent Solicitation") to exchange (a) its 15.75% Senior Secured Notes Due 2000, Series A issued pursuant to the Indenture (defined herein) (the "Series A Notes") for all its outstanding 13.75% Series 2 Senior Secured Notes Due 1997 (the "Series 2 Notes") and (b) its 15.75% Senior Secured Notes Due 2000, Series B issued pursuant to the Indenture (defined herein) (the "Series B Notes") for all its outstanding (i) 13.500% Senior Subordinated Reset Notes Due 1997 (the interest rate on which has been reset to 16 1/8%) and (ii) 14.500% Subordinated Debentures Due 1998 (the Series A Notes and the Series B Notes being collectively referred to herein as, the "Senior Secured Notes"). In order to induce the Participating Holders to surrender any Series 2 Notes owned by them for exchange, BGLS has agreed to provide the registration rights set forth in this Agreement with respect to Series A Notes, for the equal benefit of all the exchanging holders of Series A Notes and their respective direct and indirect transferees. The execution and delivery of this Agreement is a condition to the obligation of BGLS to make the Exchange Offer and Consent Solicitation and to the Participating Holders' obligation to tender any Series A Notes held by them for exchange pursuant to the Exchange Agreement (defined below).

                 NOW, THEREFORE, in consideration of the representations, warranties and agreements set forth in the Exchange Agreement and herein, and intending to be legally bound, the parties hereto hereby agree as follows:

                                   ARTICLE 1
                             DEFINITIONS AND USAGE

                 Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

                 "Affiliate" means an "affiliate" as defined in Rule 405 under the Securities Act.

                 "BGLS" has the meaning set forth in the Preamble.

                 "Black Out Day" shall mean any day beginning with the day when BGLS has given the notice referred to in Section 2.3.2 until the day before the day when BGLS has given the advice referred to therein.

                 "Brooke" has the meaning set forth in the Preamble.

                 "Brooke Parties" has the meaning set forth in the Preamble.

                 "Business Day" means any day other than a Saturday, a Sunday or any other day on which banking institutions are not authorized or required to close in New York City or Miami, Florida.

                 "Effectiveness Date" means the date five months after the Filing Date.

                 "Effectiveness Period" has the meaning set forth in Section 2.2.1.

                 "Exchange Act" means the Securities Exchange Act of 1934.

                 "Exchange Agreement" means the Exchange Agreement dated as of November 21, 1995 among the Brooke Parties, Starfire Holding Corporation, a Delaware corporation, and the Participating Holders.

                 "Exchange Offer" has the meaning set forth in Section 2.1.

                 "Exchange Offer and Consent Solicitation" has the meaning set forth in the recitals.

                 "Exchange Offer Registration Statement" has the meaning set forth in Section 2.1.

                 "Exchange Securities" has the meaning set forth in Section
2.1.

                 "Filing Date" means the date 10 Business Days after the commencement of the Exchange Offer and Consent Solicitation.

                 "Holder" means any holder of a Registrable Security.

                 "Indenture" means the Indenture to be dated as of December __, 1995, between BGLS and the Trustee pursuant to which BGLS will issue the Senior Secured Notes.

                 "Initial Shelf Registration" has the meaning set forth in
Section 2.2.1.

                 "Liquidated Damages" has the meaning set forth in Section 3.1.

                 "Losses" has the meaning set forth in Section 5.1.

                 "Mainstay" has the meaning set forth in the Preamble.

                 "Minimum Amount" means $5,000,000 or, if less than $5,000,000 in aggregate principal amount of the Registrable Securities remain outstanding, the greater of $2,000,000 and the remaining amount of Registrable Securities remaining to be disposed of pursuant to a Shelf Registration.

                 "Participating Broker-Dealer" has the meaning set forth in
Section 2.1.

                 "Participating Holders" has the meaning set forth in the Preamble.

                 "Person" or "person" means an individual, trustee, corporation, limited liability company, partnership, joint stock company, trust, unincorporated association, union, business association, firm or other entity.

                 "Preliminary Prospectus" means any preliminary prospectus that may be included in any Registration Statement.

                 "Prospectus" means the prospectus included in or related to any Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                 "Registrable Securities" means each Series A Note held by a Participating Holder, and its direct and indirect transferees, at all times subsequent hereto, until (i) such Series A Note is sold in an open market transaction or in an underwritten public offering, (ii) such Series A Note is sold pursuant to a Registration Statement, (iii) such Series A Note is eligible for resale without restriction pursuant to Rule 144(k) of the Regulations or any similar rule or regulation hereafter adopted by the SEC or (iv) such Series A Note ceases to be outstanding.

                 "Registration Statement" means any registration statement of BGLS under the Securities Act that covers any of the Registrable Securities, including the Prospectus, amendments and supplements to such registration statement, including posteffective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement and all material deemed part of such registration statement by Rule 430A of the Regulations.

                 "Regulations" means the General Rules and Regulations of the SEC under the Securities Act.

                 "Rule 415" means Rule 415 of the Regulations or any similar rule or regulation hereafter adopted by the SEC.

                 "SEC" means the Securities and Exchange Commission.

                 "Securities Act" means the Securities Act of 1933.

                 "Senior Secured Notes" has the meaning set forth in the Recitals.

                 "Shelf Notice" has the meaning set forth in Section 2.1.

                 "Shelf Registration" has the meaning set forth in Section
2.2.2.

                 "Staff" has the meaning set forth in Section 2.1.

                 "Subsequent Shelf Registration" has the meaning set forth in
Section 2.2.2.

                 "Trustee" means Shawmut Bank, N.A., or any successor trustee under the Indenture.

                 "underwritten registration" or "underwritten offering" means a registration in which securities of BGLS are sold to one or more underwriters or group or a syndicate of underwriters for reoffering to the public.

                 Section 1.2 Usage. (a) References to Articles, Sections and Exhibits are to articles and sections hereof and exhibits hereto, references to a Person are also references to its successors and assigns, references to a document are to it as amended, waived and otherwise modified from time to time, and references to a statute or another governmental rule are to it as amended and otherwise modified from time to time. The definitions set forth in Section
1.1 are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined. "Including" and correlative terms shall be deemed to be followed by "without limitation", if not followed by such words or words of like import. The headings of Articles and Sections and the table of contents relating hereto have been included solely for convenience of references and shall not have any effect on the construction hereof.

                 (b) This Agreement contemplates the filing of registration statements under the Securities Act involving various offers and sales of securities. In connection with such registration statements, there may be identified therein one or more underwriters through which securities are to be offered pursuant to either a "firm-commitment" or "best-efforts" arrangement, and, in the case where there is more than one underwriter, one or more of the underwriters may be designated as the "manager" or "representative" or the "co-managers" or "representatives" of the several underwriters. Accordingly, all references herein to an "underwriter" or the "underwriters" are intended to refer to a "principal underwriter" (as defined in Rule 405 of the Regulations) and to provide for those transactions in which securities may be offered by or through one or more underwriters, and not to imply that any of the transactions contemplated hereby is conditioned in any manner whatsoever on the participation therein by one or more underwriters on behalf of any party.

                                   ARTICLE 2
              REGISTRATION OF SECURED NOTES UNDER SECURITIES ACT;
                                 EXCHANGE OFFER

                 Section 2.1 Exchange Offer; Shelf Notice.

                 (a) BGLS shall use its reasonable best efforts to file with the SEC no later than the Filing Date a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer by BGLS (the "Exchange Offer") to the Holders of Series A Notes to issue and deliver to such Holders, in exchange for their Series A Notes, a corresponding principal amount of Series B Notes (the "Exchange Securities"). BGLS agrees to use its reasonable best efforts to (x) cause the Exchange Offer Registration Statement to become effective under the Securities Act on or before the Effectiveness Date; (y) keep the Exchange Offer open for acceptance for at least 20 Business Days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders and to conduct the Exchange Offer in accordance with such procedures as may be required by applicable provisions of the Exchange Act; and (z) consummate the Exchange Offer on or prior to the Effectiveness Date. The Participating Holders acknowledge and agree that the Exchange Offer is based upon existing interpretations of the staff of the SEC's Division of Corporation Finance (the "Staff"), which interpretations are subject to change without notice. Each Holder who participates in the Exchange Offer will be required to represent to BGLS that any Exchange Securities received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities, and that such Holder is not an Affiliate of BGLS (within the meaning of the Securities Act).

                 (b) BGLS shall include within each prospectus distributed to any Holders of Series A Notes contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," which shall contain a summary statement of the positions taken or policies made by the Staff with respect to the potential "underwriter" status of any broker-dealer that holds Series A Notes acquired for its own account as a result of market-making or other trading activities and will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act or any similar rule or regulation hereafter adopted by the SEC) of Exchange Securities received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), and a statement that any such broker-dealer who receives Exchange Securities for Series A Notes pursuant to the Exchange Offer may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities, which prospectus delivery requirement may be satisfied by the delivery of the final prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also state that the delivery by a Participating Broker-Dealer of the final prospectus relating to the Exchange Offer in connection with resales of Exchange Securities shall not be deemed to be an admission by such Participating Broker-Dealer that it is an "underwriter" within the meaning of the Securities Act, and shall contain all other information with respect to resales of the Exchange Securities by Participating Broker-Dealers that the SEC may require in connection therewith. Such "Plan of Distribution" section shall also state that BGLS agrees to allow the use of each prospectus distributed to any Holders of Registrable Securities by Participating Broker-Dealers subject to the prospectus delivery requirements of the Securities Act.

                 In connection with the Exchange Offer, BGLS shall:

                 (i) mail or otherwise deliver to each Holder a copy of the prospectus forming part of the Exchange Offer

         Registration Statement, together with an appropriate letter of transmittal and related documents;

                 (ii) permit Holders to withdraw tendered Series A Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Series A Notes delivered for exchange, and a statement that such Holder is withdrawing his election to have such Series A Notes or a portion thereof exchanged;

                 (iii) notify each Holder that any Series A Notes not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement except as otherwise expressly provided herein; and

                 (iv) otherwise comply in all material respects with all applicable laws relating to the Exchange Offer.

                 As soon as practicable after the close of the Exchange Offer, BGLS shall:

                 (A) accept for exchange all Series A Notes or portions thereof validly tendered and not validly withdrawn pursuant to the Exchange Offer;

                 (B) deliver to the Trustee for cancellation all Series A Notes or portions thereof so accepted for exchange; and

                 (C) issue, and cause the Trustee to authenticate and deliver promptly to each Holder of Series A Notes, Exchange Securities equal in principal amount to the Series A Notes of such Holder so accepted for exchange.

                 The Exchange Securities shall be issued under the Indenture, with such changes to the Indenture as are necessary to comply with any requirements of the SEC to maintain the qualification thereof under the Trust Indenture Act.

                 (c)   If (1) prior to the consummation of the Exchange
Offer, BGLS or any Participating Holder reasonably determines in good faith that (i) the Exchange Securities would not, upon receipt, be tradeable by the Holders of the Series A Notes which are not Affiliates of BGLS or broker-dealers and who can make the representation referred to in the last sentence of Section 2.1(a) without restriction under the Securities Act and without restrictions under applicable state securities or Blue Sky laws, (ii) it would be impossible or inadvisable for such Participating Holder to make the representation referred to in the last sentence of Section 2.1(a) or (iii) the SEC is unlikely to permit the consummation of the Exchange Offer prior to the Effectiveness Date or (2) the Exchange Offer is commenced and not consummated on or prior to the Effectiveness Date for any reason, then BGLS shall promptly deliver to the Participating Holders and the Trustee written notice thereof (the "Shelf Notice") and shall file an Initial Shelf Registration pursuant to
Section 2.2.1. Following the delivery of a Shelf Notice to the Participating Holders, BGLS shall not have any further obligation to conduct the Exchange Offer under this Section 2.1 with respect to the Participating Holders to which such Shelf Notice relates.

                 Section 2.2  Shelf Registration.

                 If a Shelf Notice is delivered as contemplated by Section 2.1(c), then:

                          Section 2.2.1  Initial Shelf Registration.  BGLS shall
prepare and file with the SEC a Registration Statement for an offering to be made by the Participating Holders on a continuous basis under Rule 415 covering all the Registrable Securities (the "Initial Shelf Registration") as soon as practicable following delivery of the Shelf Notice. The Initial Shelf Registration shall be on an appropriate form permitting registration of all Registrable Securities for resale by Participating Holders in the manner or manners reasonably designated by them (including one or more underwritten offerings). BGLS shall use its reasonable best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act by the Effectiveness Date and to keep the Initial Shelf Registration continuously effective and the Prospectus current under the Securities Act during the period (the "Effectiveness Period") ending on the earlier of (i) the earliest date on which (x) all Registrable Securities covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration, (y) a

Subsequent Shelf Registration covering all the Registrable Securities has been declared effective under the Securities Act or (z) in the opinion of Milbank, Tweed, Hadley & McCloy or other counsel to BGLS reasonably acceptable to the Participating Holders, which opinion shall be reasonably satisfactory in form, scope and substance to the Participating Holders, registration of the Registrable Securities is no longer required under the Securities Act for the Participating Holders to sell all remaining Registrable Securities in the open market without limitations as to volume or manner of sale and without being required to file any forms or reports with the SEC under the Securities Act or the Regulations other than a notice of sale under Rule 144 under the Regulations. No Participating Holder may include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Participating Holder furnishes to the Company in writing such information as the Company may reasonably request pursuant to Section 7.2(b).

                          Section 2.2.2  Subsequent Shelf Registration.  If the
Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period, BGLS shall, subject to Section 2.3.1(k), use its reasonable best efforts to (i) obtain the prompt withdrawal of any order suspending the effectiveness thereof and (ii) in any event, within 45 days of such cessation of effectiveness, amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof or file an additional Registration Statement covering all of the Registrable Securities (a "Subsequent Shelf Registration") for an offering to be made by the Participating Holders on a delayed or continuous basis under Rule 415 in a manner reasonably expected to be acceptable to the SEC. If a Subsequent Shelf Registration is filed, BGLS shall use its reasonable best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Registration Statement continuously effective and the Prospectus current to the end of the Effectiveness Period.
As used herein, the term "Shelf Registration" means the Initial Shelf Registration and any Subsequent Shelf Registration.

                          Section 2.2.3  Supplements and Amendments.  Subject
to the last sentence of Section 2.3.1(k), BGLS shall promptly supplement and amend the Registration Statement and the Prospectus (i) if required by the rules, regulations or instructions applicable to the registration form used for the Registration Statement or the Prospectus, (ii) if required by the Securities Act or the Regulations, (iii) if required to prevent the Registration Statement or Prospectus from containing any material misstatement or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading or if reasonably requested by one or more Participating Holders holding in the aggregate at least the Minimum Amount of Registrable Securities or by any underwriter of the Registrable Securities.

                 Section 2.3  Registration Procedures.

                          Section 2.3.1  Shelf Registration.  In connection
with any registration of Exchange Securities pursuant to Section 2.1 or Registrable Securities pursuant to Section 2.2.1 or Section 2.2.2, BGLS shall use its reasonable best efforts to effect such registrations to permit the sale of such Registrable Securities or Exchange Securities in accordance with the intended method or methods of disposition thereof, which in the case of any Shelf Registration shall be the method or methods of disposition reasonably intended by one or more Participating Holders of the Registrable Securities covered by such Registration Statement (the "Selling Participating Holders") holding in the aggregate at least the Minimum Amount of Registrable Securities, and pursuant thereto BGLS shall:

                          (a)     Filing of Registration Statement.  Before
filing any Shelf Registration or Prospectus or any amendments or supplements thereto, furnish to and afford each Selling Participating Holder, and the managing underwriters, if any, a reasonable opportunity to review and, in the case of such Selling Participating Holders, if they desire, comment on all such documents (including any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed.

                          (b)     Compliance with Law.  Subject to Section
2.3.1(k), comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all Registrable Securities or Exchange Securities covered by such Registration Statement or Exchange Offer

Registration Statement as amended or by such Prospectus as supplemented.

                          (c)     Notice.  If a Shelf Registration is filed,
notify the Selling Participating Holders and the managing underwriters, if any, promptly, and confirm such notice in writing (i) when a Registration Statement or an amendment thereto or a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Shelf Registration or any post-effective amendment, when the same has become effective (including in such notice a written statement that any such Selling Participating Holder may, upon request, obtain, without charge, one conformed copy of such Shelf Registration or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Shelf Registration or of any order preventing or suspending the use of any Preliminary Prospectus, the initiation of any proceedings for that purpose or any other communication between the SEC and BGLS or Brooke or their representatives relating to a Shelf Registration, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities under a Shelf Registration, the representations and warranties of BGLS contained in any agreement (including any underwriting agreement) contemplated by Section 2.3.1(m) cease to be true and correct, (iv) of the receipt by BGLS of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event or any information becoming known that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of BGLS's determination that a post-effective amendment to a Registration Statement would be necessary or advisable under applicable law.

                          (d)     Prevent Suspension of Effectiveness.  Use its
reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities or the Exchange Securities for offers or sales in any jurisdiction, and, if any such order is issued, use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment.

                          (e)     Underwritten Offering.  If a Shelf
Registration is filed and the Registrable Securities are to be sold in an underwritten offering, (i) promptly as is reasonably practicable incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as is required by the Securities Act, Regulation S-K of the Regulations and the Regulations and instructions applicable to the registration form used for such Registration Statement to be disclosed concerning, among other things, the terms of the underwritten offering, the underwriters, and the plan of distribution and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable.

                          (f)     Copies of Filings.  Furnish to the Selling
Participating Holders that so request and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement and each post-effective amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

                          (g)     Delivery of Prospectuses.  If a Shelf
Registration is filed, deliver to the Participating Holders, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Preliminary Prospectus) and each amendment or supplement thereto and any documents incorporated or deemed to be incorporated by reference therein as such Persons may reasonably request; and BGLS hereby consents to the use of each such Prospectus, Preliminary Prospectus, and each amendment or supplement thereto by each of the Selling Participating Holders and the underwriters or agents, if any, and dealers, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto in the manner set forth in the relevant Registration Statement.

                          (h)     Blue Sky Laws.  Use its reasonable best
efforts to register or qualify, and to cooperate with one or more Selling Participating Holders holding in the aggregate at least the Minimum Amount of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Selling Participating Holders or the managing underwriters, if any, reasonably request in writing; keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period; and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement in the manner set forth in such Registration Statement, provided that BGLS shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) subject itself to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in a material amount in any such jurisdiction.

                          (i)     Certificates.  Cooperate with the Trustee and,
in the case of a Shelf Registration, the Selling Participating Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Exchange Securities or Registrable Securities, as the case may be, to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Exchange Securities or Registrable Securities to be in such denominations and registered in such names as the Holders of Exchange Securities, the managing underwriters, if any, or Selling Participating Holders may reasonably request.

                          (j)     Governmental Agencies.  Use its reasonable
best efforts to cause the Registrable Securities covered by the

Shelf Registration to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Selling Participating Holders thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities in the manner set forth in such Registration Statement, except as may be required solely as a consequence of the nature of such Selling Participating Holder's business, in which case BGLS will cooperate in all reasonable respects with the filing of such Registration Statements and the granting of such approvals.

                          (k)     Amendments and Supplements.  If a Shelf
Registration is filed, upon the occurrence of any event contemplated by Section 2.3.1(c)(v) or 2.3.1(c)(vi), as promptly as practicable prepare and (subject to Section 2.3.1(a)) file with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, BGLS may postpone, for a period not in excess of 90 days in the aggregate in any 12-month period, filing any amendment to the Registration Statement or supplement to the related Prospectus if, in the good faith opinion of its Board of Directors, filing such amendment or supplement would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require BGLS to make public disclosure of information the public disclosure of which would have a material adverse effect upon BGLS.

                          (l)     Listing on Securities Exchanges.  Use its
reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be (i) listed on each national securities exchange, if any, on which Registrable Securities are then listed or (ii) authorized to be quoted on the NASDAQ Stock Market or the NASDAQ National Market if similar securities of BGLS are so authorized.

                          (m)     Underwriting Agreement.  If a Shelf
Registration is filed, in connection with an underwritten offering of Registrable Securities in an aggregate principal amount of not less than the Minimum Amount, enter into and perform its obligations under an underwriting agreement in customary form for underwritten offerings made by selling security holders on the registration form utilized for the relevant Registration Statement and take all such other actions as are reasonably requested by the managing underwriters in order to expedite or facilitate the registration and the disposition of such Registrable Securities, and in such connection, (i) make such representations and warranties to the underwriters, with respect to the business of BGLS and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by comparable issuers to underwriters in underwritten offerings made by selling security holders, and confirm the same if and when requested; (ii) obtain opinions of counsel to BGLS and updates thereof (which counsel and opinions shall be reasonably satisfactory to the managing underwriters and the Selling Participating Holders), addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings by selling security holders; (iii) obtain "cold comfort" letters and updates thereof (which letters and updates shall be reasonably satisfactory to the managing underwriters and the Selling Participating Holders) from the independent certified public accountants of BGLS (and, if necessary, any other independent certified public accountants of any subsidiary of BGLS or of any business acquired by BGLS for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters and the Selling Participating Holders (to the extent such accountants are permitted under applicable law and accounting literature so to address "cold comfort" letters), such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings by selling security holders; and (iv) if an underwriting agreement is entered into, undertake such indemnification and contribution provisions and procedures as are customarily undertaken in such agreements. In connection with any sales of Registrable Securities by a Participating Holder through a broker or dealer, BGLS shall, at the request of such Participating Holder, undertake to enter into such indemnification and contribution provisions and procedures with such broker or dealer as are customarily undertaken in underwriting agreements, notwithstanding that such sales are not intended to be made pursuant to an underwritten offering. The above shall be done in connection with each closing under such underwriting agreement, or as and to the extent required thereunder.

                          (n)     Financial Records, Etc.  If a Shelf
Registration is filed, make available for inspection by Selling Participating Holders, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such Selling Participating Holder or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of BGLS and its subsidiaries (collectively, the "Records") as shall be necessary or advisable to enable them to exercise their due diligence responsibilities, and cause the officers, directors and employees of BGLS and its subsidiaries to supply all information in each case reasonably requested by any such Inspectors in connection with such Shelf Registration. Records which BGLS determines, in good faith, to be confidential and as to which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless
(i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. Except as contemplated hereby, and subject to applicable law, each Selling Participating Holder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of BGLS or its affiliates unless and until such is made generally available to the public. Selling Participating Holders shall not be prohibited from engaging in market transactions if such information is not material, to the extent permitted by applicable law. Each Selling Participating Holder further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to BGLS and allow BGLS at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential.

                          (o)     Earnings Statements.  Comply with all
applicable rules and regulations of the SEC relating to any Shelf Registration and make generally available earnings statements satisfying the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of BGLS after the effective date of a Registration Statement, which statements shall cover such 12-month periods.

                          (p)     Disposition of Registrable Securities.
Cooperate with each Selling Participating Holder and each underwriter, if any, participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

                          (q)     Trust Indenture Act.  Use its reasonable best
efforts to cause the Indenture to be qualified under the Trust Indenture Act of 1939.

                          (r)     Delivery of Opinion.  If an Exchange Offer
Registration Statement is filed, deliver to the Participating Holders and if a Shelf Registration is filed, deliver to the Selling Participating Holders an opinion or opinions of outside counsel to BGLS (which counsel shall be reasonably satisfactory to the Participating Holders or the Selling Participating Holders, as the case may be), to the effect that nothing has come to the attention of such counsel that causes such counsel to believe that the Exchange Offer Registration Statement or the Registration Statement, as the case may be, contains, as of its effective date, any untrue statement of a material fact necessary to make the statements therein, not misleading, it being understood that any such opinion may contain customary limitations thereof.

                          (s)     Further Assurances; Brooke Undertaking.  Use
its reasonable best efforts to take all other steps necessary or advisable, requested by the Participating Holders, to effect the registration and distribution of the Exchange Securities or Registrable Securities covered by a Registration Statement or Exchange Offer Registration Statement contemplated hereby. Brooke shall (i) use its reasonable best efforts to cooperate fully in connection with the registration and distribution of the Senior Secured Notes covered by a Registration Statement contemplated hereby, including furnishing such supplemental information as may be reasonably necessary in connection with the registration process, and (ii) take such actions specified in Sections 2.3(m) and 2.3(n) on its behalf as if it were BGLS as may be deemed necessary or advisable by selling Participating Holders.

                          Section 2.3.2  Participating Holder Covenants.  In
addition to the covenants provided in Section 7.2, each Participating Holder agrees by acquisition of the Series A Notes that, following the filing of any Shelf Registration, upon receipt of any notice from BGLS of the happening of any event of the kind described in clause (ii), (iv), (v) or (vi) of Section 2.3.1(c), such Participating Holder shall forthwith discontinue disposition of any Registrable Securities covered by such Shelf Registration or Prospectus until such Participating Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.3.1(k), or until it is advised in writing by BGLS that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto.

                 Section 2.4 Qualifications to Registration Obligations. Notwithstanding anything in this Agreement to the contrary, if a Registration Statement does not become effective after BGLS has filed it solely by reason of the written request not to proceed made by any Participating Holder, BGLS's obligations to such Participating Holder to file such Registration Statement and attempt to cause it to become effective shall be deemed completely satisfied and discharged as to such Participating Holder to the extent of such request, and such Participating Holders' right to receive Liquidated Damages for any period from and after the date of such request shall terminate.

                                   ARTICLE 3
                               LIQUIDATED DAMAGES

                 Section 3.1 Liquidated Damages. (a) BGLS and the Participating Holders agree that the Participating Holders of Registrable Securities will suffer damages if BGLS fails to fulfill its obligations under
Section 2.1 or Section 2.2 and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if neither the Exchange Offer Registration Statement nor any Shelf Registration has been declared effective on or prior to the Effectiveness Date, then Liquidated Damages shall accrue on the Registrable Securities held by each Participating Holder over and above the interest rate then applicable to such Registrable Securities on each day during the first 30-day period immediately following the Effectiveness
Date, at a rate equal to 25 basis points (.25%) per annum. The amount of Liquidated Damages will increase by an additional 25 basis points (.25%) per annum during each subsequent 30-day period until the Exchange Offer
Registration Statement or the Shelf Registration is declared effective, or the Exchange Offer Registration Statement or the applicable Shelf Registration again becomes effective, as the case may be, provided, however, that the Liquidated Damages rate payable on the Registrable Securities held by a Participating Holder may not exceed 200 basis points (2.00%) per annum and, accordingly, the sum of the interest rate and the Liquidated Damages rate payable on the Registrable Securities held by a Participating Holder may not exceed 17.75% (other than any interest, if any, which may be payable on overdue interest following an "Event of Default" under the Indenture); and provided, further, that (1) upon the consummation of the Exchange Offer, (2) upon the effectiveness of the Initial Shelf Registration or upon the effectiveness of a Shelf Registration, as applicable, (3) upon the effectiveness of the Shelf Registration which had ceased to remain effective, or (4) if in the opinion of Milbank, Tweed, Hadley & McCloy or other counsel to BGLS reasonably acceptable to the Participating Holders, which opinion shall be reasonably satisfactory in form, scope and substance to the Participating Holders, registration of the Registrable Securities held by any Participating Holder is no longer required under the Securities Act for such Participating Holder to sell all remaining Registrable Securities held by such Participating Holder in the open market without limitations as to volume or manner of sale and without being required to file any forms or reports with the SEC under the Securities Act or the Regulations other than a notice of sale under Rule 144 under the Regulations, the Liquidated Damages with respect to the

Registrable Securities held by such Participating Holder will cease to accrue. Liquidated Damages payable by BGLS shall be payable semiannually on the scheduled interest payment date applicable to such Registrable Securities to the holder of such Registrable Securities on the regular record date applicable to such scheduled interest payment date.


                 (b) Liquidated Damages shall accrue on the Registrable Securities held by each Participating Holder over and above the interest rate then applicable to such Registrable Securities for each Black Out Day at the following rates during the 12-month period beginning with the date the Shelf Registration Statement has first become effective:

                                                            Per Annum Rate of
                          Black Out Day                     Liquidated Damages
                          -------------                     ------------------
                             31 -  90                               .25%
                             91 - 120                               .50%
                            121 - 150                               .75%
                            151 - 180                              1.00%
                            181 - 210                              1.25%
                            211 - 240                              1.50%
                            241 - 270                              1.75%
                            271 - 366                              2.00%

In addition, for each day during the 30-day period following any Black Out Day which is not itself a Black Out Day, Liquidated Damages shall continue to accrue at the rate at which they accrued for such Black Out Day.

                 (c) Notwithstanding the foregoing, BGLS shall not be required to pay such Liquidated Damages with respect to the Registrable Securities held by a Participating Holder if the applicable default under the foregoing paragraphs of this Section 3.1 arises from the failure of BGLS to cause to become effective or maintain current a Shelf Registration within the time periods specified in this Section 3.1 primarily by reason of the failure of such Participating Holder to provide such information as (i) BGLS may reasonably request, with reasonable prior written notice, for use in the Registration Statement or any Prospectus included therein pursuant to Section 7.2(b) or (ii) the NASD or the SEC may request in connection with such Shelf Registration.

                                   ARTICLE 4
                             REGISTRATION EXPENSES

                 All fees and expenses incidental to the performance of or compliance with this Agreement by BGLS shall be borne by BGLS whether or not a Shelf Registration is filed or becomes effective or an Exchange Offer is consummated, including (i) all registration and filing fees (including (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including reasonable fees and disbursements of counsel for BGLS, Brooke and the underwriters, or all, in connection with Blue Sky qualifications of the Registrable Securities)), (ii) printing expenses (including expenses of printing certificates for Registrable Securities, printing and distributing Prospectuses, Preliminary Prospectuses and amendments or supplements thereto, the Registration Statement and the Exchange Offer Registration Statement and amendments thereto, the Indenture and printing or preparing any underwriting agreement, agreement among underwriters and related syndicate or selling group agreements, pricing agreements and Blue Sky memoranda), (iii) fees and disbursements of counsel for BGLS and Brooke (iv) fees and disbursements of all independent certified public accountants for BGLS and Brooke (including the expenses of any "cold comfort" letters required by or incident to such performance), (v) Securities Act liability insurance, if BGLS so desires such insurance, (vi) internal expenses of BGLS (including all salaries and expenses of officers and employees of BGLS performing legal or accounting duties), (vii) the fees and expenses incurred in connection with the listing of the securities to be registered on any national securities exchange, the NASDAQ Stock Market or the NASDAQ National Market pursuant to Section 2.3.1(l), (viii) the fees and expenses of the Trustee and (ix) the fees and expenses of any Person, including special experts, retained by BGLS or Brooke in their sole discretion.

                 Each Selling Participating Holder shall pay (i) all underwriting discounts and commissions or broker's commissions incurred in connection with the sale or other disposition of Registrable Securities for or on behalf of such Participating Holder's account and (ii) all fees and disbursements of legal counsel for such Selling Participating Holder.

                                   ARTICLE 5
                                INDEMNIFICATION

                 Section 5.1 Indemnification by BGLS. BGLS shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Participating Holder, Apollo Investment Fund, L.P., Apollo Advisors, L.P., Lion Advisors, L.P., Altus Finance, SHC, Mackay-Shields Financial Corporation and their Affiliates and any investment funds managed thereby and their respective partners, officers, directors and agents and employees, each Person who controls each such Participating Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the partners, officers, directors, agents and employees of each such controlling person (individually, an "Indemnified Person") from and against any and all losses, claims, damages, liabilities, costs (including costs of investigating, preparing to defend, defending and appearing as a third-party witness and attorneys' fees and disbursements reasonably incurred) and expenses, including any amounts paid in respect of any settlements (collectively, "Losses"), without duplication, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus or in any amendment or supplements thereto or in any Preliminary Prospectus, or in any documents incorporated by reference in the foregoing, or arising out of or based upon, in the case of the Registration Statement or any amendments thereto, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of the Prospectus or form of prospectus, or in any amendments or supplements thereto, or in any Preliminary Prospectus any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except (i), in either case, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission has been made therein in reliance upon and in conformity with information furnished in writing to BGLS by such Indemnified Person (or the person controlling such Indemnified Person) expressly for use therein, (ii) to the extent such Losses result from the failure of any Participating Holder or any underwriter in an underwritten offering to provide to any person purchasing Registrable Securities from it any supplement to a Prospectus provided by BGLS pursuant to Section 2.3.1(g), or
(iii) to the extent such Losses result from the sale of Registrable Securities by such

Participating Holder or such underwriter in an underwritten offering (a) under a Registration Statement or (b) using any Prospectus, other than a Registration Statement or a Prospectus, as the case may be, amended or supplemented by BGLS pursuant to Section 2.3.1(k) and provided to such Participating Holder or such underwriter pursuant to Section 2.3.1(g), after BGLS shall have notified such Participating Holder or such underwriter in an underwritten offering in writing of any event contemplated by Section 2.3.1(c)(v) or 2.3.1(c)(vi) pursuant to
Section 2.3.1(c).

                 Section 5.2 Indemnification by Participating Holder. In connection with any Registration Statement in which a Participating Holder is participating, such Selling Participating Holder shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, BGLS and its directors, officers, agents and employees, each Person who controls BGLS (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling person, from and against any and all Losses, joint or several, without duplication, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, or form of prospectus, or in any amendment or supplement thereto or in any Preliminary Prospectus or arising out of or based upon, in the case of the Registration Statement or any amendments thereto, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of the Prospectus or form of prospectus, or in any amendments or supplements thereto, or in any Preliminary Prospectus, any omission or alleged omission of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in either case, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission has been made therein in reliance upon and in conformity with information furnished in writing to BGLS by such Selling Participating Holder expressly for use therein by notice referring to this Section 5.2. In no event shall the liability of any Selling Participating Holder hereunder be, or be claimed by BGLS to be, greater in amount than the dollar amount of the proceeds actually received by such Selling Participating Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                 Section 5.3 Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity or contribution hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party or parties from which such indemnity or contribution is sought (the "indemnifying parties") of the commencement of any action or proceeding (including any governmental investigation) (collectively "Proceedings" and individually a "Proceeding") with respect to which such indemnification or contribution is sought pursuant hereto; provided, however, that the failure so to notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent that the indemnifying parties have been actually prejudiced by such failure. The indemnifying parties shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such Proceeding, to assume, at the indemnifying parties' expense, the defense of any such Proceeding, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such Proceeding; provided, however, that an indemnified party or parties (if more than one such indemnified party is named in any Proceeding) shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless: (i) the indemnifying party or parties agree to pay such fees and expenses; or (ii) the indemnifying parties fail promptly to assume the defense of such Proceeding or fail to employ counsel reasonably satisfactory to such indemnified party or parties; or (iii) counsel for the indemnifying party determines that such counsel may not properly represent both the indemnifying party and such indemnified party in which case, if such indemnified party or parties notifies the indemnifying parties in writing that it elects to employ separate counsel at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and the fees and expenses of counsel retained by the indemnified party or parties shall be at the expense of the indemnifying parties, it being understood, however, that the indemnifying parties shall not, in connection with any one such Proceeding, arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. Whether or not such defense is assumed by the indemnifying parties, such indemnifying parties or indemnified party or parties will not be subject to any liability for any settlement made without its or their consent (but such consent will not be unreasonably withheld). No indemnifying party shall be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent each indemnifying party jointly and severally agrees, subject to the exception and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any loss or liability by reason of such settlement.

                 Section 5.4 Contribution. If the indemnification provided for in this Article 5 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect to which this
Article 5 would otherwise apply by its terms, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have an obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such expenses if the applicable indemnification provided for in Section 5.1 or 5.2 were available to such party.

                 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5.4, an indemnifying party that is a Selling Participating Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public (net of any underwriting discounts and commissions and expenses) exceeds the amount of any damages that such indemnifying party has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                 Section 5.5 Remedies Cumulative. The indemnity, contribution and expense reimbursement obligations under this Article 5 shall be in addition to any liability that each indemnifying person may otherwise have and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party. Notwithstanding anything in this Agreement to the contrary, an indemnified party shall not be entitled to receive duplicate indemnification or contribution for the same Losses (except to the extent they are incurred more than once).

                                   ARTICLE 6
                           UNDERWRITTEN REGISTRATION

                 If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Selling Participating Holders holding at least 66-2/3% of the outstanding aggregate principal amount of Registrable Securities being sold in such underwritten offering, with the consent of BGLS and, if applicable, Brooke (not to be unreasonably withheld or delayed).

                                   ARTICLE 7

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

                 Section 7.1 Representations and Warranties. BGLS and Brooke, as applicable, represent and warrant to, and agree with the Participating Holders that:

                 (a)      During the Effectiveness Period, but subject to
Section 2.3.1(k), the Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented if BGLS shall have filed with the SEC any amendment or supplement to the Registration Statement or the Prospectus) will contain all statements which are required to be stated therein in accordance with the Securities Act and the Regulations, and will not contain any untrue statement of a material fact or omit to state any material fact (except such information which is omitted from the Registration Statement pursuant to Rule 430A of the Regulations) required to be stated therein or necessary to make the statements therein not misleading, and no event will have occurred which is required to have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not then been set forth in such an amendment or supplement; each Preliminary Prospectus, as of the date filed with the SEC, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made; except that no representation or warranty is made in this Section 7.1(a) with respect to statements or omissions made in reliance upon and in conformity with written information furnished to BGLS as stated in Section 7.2(b) by a Selling Participating Holder or on behalf of a Selling Participating Holder expressly for inclusion in any Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment or supplement thereto. Each of the documents filed pursuant to the Exchange Act and incorporated or deemed to be incorporated by reference in the Registration Statement will comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.

                 (b) Each Brooke Party has all requisite power and authority to execute, deliver and perform this Agreement. All necessary corporate proceedings of each Brooke Party have been duly taken by it to authorize the execution, delivery, and performance of this Agreement by such Brooke Party. This Agreement has been duly authorized, executed, and delivered by each Brooke Party, is the legal, valid and binding obligation of such Brooke Party, and is enforceable as to such Brooke Party in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by such Brooke Party for the execution, delivery, or performance of this Agreement by such Brooke Party (except filings under the Securities Act which will be made and such consents consisting only of consents under Blue Sky or state securities laws which will be obtained). No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which such Brooke Party is a party, or to which any of its properties or assets are subject, is required for the execution, delivery, or performance of this Agreement which has not been obtained; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the charter or by-laws of such Brooke Party, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on such Brooke Party or to which any of its operations, business, properties or assets are subject.

                 (c) Such Brooke Party shall not enter into any transaction involving (i) any merger or consolidation in which it is not the surviving Person, (ii) any sale, lease or other transfer of all or substantially all the assets of such Brooke Party or (iii) in the case of BGLS, any exchange or conversion of any of the Registrable Securities for or into securities of any other issuer, unless effective provision is made for (x) the assumption by the transferee, jointly and severally with such Brooke Party if such Brooke Party shall remain in existence, of all of the obligations of such Brooke Party hereunder, except that BGLS may be released from its obligation hereunder in the event that it is released as an obligor under the Indenture pursuant to the terms thereof and its obligations hereunder are assumed by such transferee or Brooke, and (y) in the case of clause (iii), the entering into by such other issuer of an agreement comparable hereto and reasonably satisfactory to the Participating Holders with respect to the registration of such securities of such other issuer.

                 (d) Schedule I accurately describes all outstanding rights granted to any security holders of BGLS to register their securities or the distribution thereof under any securities laws. BGLS shall not grant any additional rights to register debt securities until either the Exchange Offer Registration Statement or a Registration Statement for the resale of all Registrable Securities is effective.

                 Section 7.2 Participating Holder Representations, Warranties and Covenants. Each Participating Holder represents and warrants (severally) to ((in the case of Section 7.2(a)), and agrees with (severally) (in the case of Section 7.2(b)), BGLS, that:

                 (a) Such Participating Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Such Participating Holder has all requisite power and authority to execute, deliver and perform this Agreement. All necessary proceedings of such Participating Holder have been duly taken to authorize the execution, delivery, and performance of this Agreement by such Participating Holder. This Agreement has been duly authorized by such Participating Holder, executed, and delivered by such Participating Holder, is the legal, valid, and binding obligation of such Participating Holder, and is enforceable as to such Participating Holder in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by such Participating Holder for (i) the execution, delivery or performance of this Agreement by such Participating Holder or (ii) the sale or disposition of the Registrable Securities by such Participating Holder as contemplated in the Registration Statements (except filings under the Securities Act and such consents consisting only of consents under Blue Sky or state securities laws). No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which such Participating Holder is a party, or to which any of such Participating Holder's properties or assets are subject, is required for the execution, delivery or performance of this Agreement which has not been obtained; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement or understanding or violate or result in a breach of, any term of such Participating Holder's certificate or articles of incorporation (or similar controlling instrument) or by-laws (or, if applicable, instrument corresponding thereto) or violate, result in a breach of, or conflict with, any law, rule, regulation, order, judgment, or decree binding on such Participating Holder or to which any of such Participating Holder's operations, business, properties, or assets are subject.

                 (b) Each Participating Holder shall promptly furnish to BGLS in writing, upon BGLS's reasonable request, any and all information as to such Participating Holder and its plan of distribution as may be necessary to comply with the provisions of, the Securities Act, the Regulations, the Exchange Act, and the rules and regulations of the SEC thereunder in connection with the preparation and filing of any Registration Statement pursuant hereto, or any amendment or supplement thereto, or any Preliminary Prospectus or Prospectus included therein. All information to be furnished to BGLS by or on behalf of such Participating Holder expressly for use in connection with the preparation of any Preliminary Prospectus, the Prospectus, the Registration Statement, or any amendment or supplement thereto, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                 Section 7.3 Survival of Representations and Agreements. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements at the effective date of each Registration Statement contemplated by this Agreement and such representations, warranties, covenants, and agreements, including the indemnity and contribution agreements contained in Article 5, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of BGLS, Brooke, any Participating Holder, or any Person that is entitled to be indemnified under Article 5, and shall survive termination of this Agreement and the expiration of the Effectiveness Period.

                                   ARTICLE 8
                                 MISCELLANEOUS

                 Section 8.1 Remedies. No failure or delay on the part of a party in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

                 Section 8.2 Amendments and Waivers. The provisions of Sections 2.1(a) and 2.1(c), Article 4 and Article 5 (and the provisions of this
Section 8.2 as they apply thereto) may not be amended, modified, supplemented, waived or departed from without the express written consent of each affected party. The other provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless BGLS has obtained the written consent of the Participating Holders of at least 66-2/3% of the outstanding aggregate principal amount, voting together as a class, of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Selling Participating Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Participating Holders of Registrable Securities may be given by Selling Participating Holders holding at least 66-2/3% of the Registrable Securities being sold by Participating Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

                 Section 8.3 Notices. All notices, consents and other communications provided for hereunder shall be in writing (including facsimile, telegraphic or cable communication) and telecopied, telegraphed, telexed, cabled or delivered (x) (i) if to BGLS, to it c/o Brooke Group Ltd., 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131, attention: Bennett S. LeBow, telecopy (305) 579-8001, with a copy to Milbank, Tweed, Hadley & McCloy, 1 Chase Manhattan Plaza, New York, New York 10005, attention: Michael L. Hirschfeld, telecopy (212) 530-5219, (ii) Brooke, to 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131, attention: Bennett S. LeBow, telecopy (305) 579-8001, with a copy to Milbank, Tweed, Hadley & McCloy, 1 Chase Manhattan Plaza, New York, New York 10005, attention: Michael L. Hirschfeld, telecopy (212) 530-5219, (iii) if to AIF II, L.P., to it c/o Apollo Advisors, L.P., 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067, attention: Michael D. Weiner, telecopy (310) 201- 4166, with a copy to Sidley & Austin, 875 Third Avenue, New York, New York 10022, attention: Myles C. Pollin, telecopy (212) 906-2021, (iv) if to Artemis America Partnership, c/o Lion Advisors, L.P., 2 Manhattanville Road, Purchase, New York 10577, attention: Tony Tortorelli, telecopy (914) 694-8032, with a copy to Sidley & Austin, 875 Third Avenue, New York, New York 10022, attention: Myles C. Pollin, telecopy (212) 906-2021, (v) if to Tortoise Corp., to 100 South Bedford Road, Mount Kisco, New York 10549, attention: Carl Icahn, telecopy (914) 242-4099, with a copy to Gordon Altman Butowsky Weitzen Shalov & Wein, 114 West 47th Street, New York, New York 10036, attention: Marc Weitzen, telecopy: (212) 626-0799 and (vi) if to Mainstay High Yield Bond Fund, to it c/o MacKay-Shields Financial Corporation, 9 West 57th Street, New York, New York 10019, attention: Jeffrey Platt, telecopy (212) 935-1359, with a copy to Kleinberg, Kaplan, Wolff & Cohen P.C. 551 Fifth Avenue, 18th Floor, New York, New York 10176, attention: Fred Kleinberg, telecopy (212) 986-8866, or (y) at such other address as shall be designated by any such party in a written notice to the other parties. All such notices, consents and communications shall be effective when received.

                 Section 8.4 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                 Section 8.5 Entire Agreement; No Third Party Beneficiaries. Except for the Exchange Agreement, this Agreement (including the documents and the instruments expressly referred to herein or therein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (ii) except as expressly set forth in Article 5, is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder. The obligations of Brooke pursuant hereto shall be limited to those obligations of Brooke expressly set forth herein.

                 Section 8.6 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

                 Section 8.7 Severability. Wherever possible, each provision hereof shall be interpreted in such a manner as to be valid, legal and enforceable under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating or rendering unenforceable the remainder of this Agreement, unless such a construction would be unreasonable or materially impair the rights of any party hereto.

                 Section 8.8 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except (a) by BGLS to a successor obligor under the Indenture who assumes BGLS' obligations hereunder, if in connection with such assignment BGLS is released as an obligor thereunder or (b) subject to compliance by the transferee with the last sentence of Section 2.1(a), by a Participating Holder as follows: in connection with the transfer of its Registrable Securities in whole or in part to another Person, provided that (i) the transferee executes an appropriate document agreeing to be bound hereby as a Participating Holder and (ii) in the case of transfers of less than the Minimum Amount to any transferee, such transferee shall be entitled to exercise rights hereunder only in conjunction with the similar exercise of such rights by other Participating Holders which in the aggregate constitute a Minimum Amount. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

                 Section 8.9. Termination. In the event that the Exchange Agreement terminates in accordance with its terms prior to the consummation of the exchange referred to in the Exchange Offer and Consent Solicitation, this Agreement shall terminate without any action by the parties hereto.

                 IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

                                           BGLS INC.


                                           By_____________________________
                                             Name: Bennett S. LeBow
                                             Title: Chairman and President


                                           BROOKE GROUP LTD.


                                           By_____________________________
                                             Name: Bennett S. LeBow
                                             Title: Chairman and President


                                           AIF II, L.P.

                                           By APOLLO ADVISORS, L.P.
                                              Managing General Partner

                                           By APOLLO CAPITAL MANAGEMENT, INC.
                                                    General Partner


                                           By ____________________________
                                              Name:
                                              Title:


                                           ARTEMIS AMERICA PARTNERSHIP

                                           By LION ADVISORS, L.P.
                                              Attorney-in-Fact

                                           By LION CAPITAL MANAGEMENT, INC.
                                                    General Partner


                                           By ____________________________
                                              Name:

                                     Title:

                [A/B EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

                                         TORTOISE CORP.


                                         By_____________________________
                                           Name:
                                           Title:


                                         MAINSTAY HIGH YIELD
                                         CORPORATE BOND FUND

                                         By MACKAY-SHIELDS FINANCIAL CORPORATION


                                         By_____________________________
                                           Name:
                                           Title:

                [A/B EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

                                   Schedule I

                      Registration Rights (Section 7.1(d))


                                     None.

                               TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
ARTICLE 1        DEFINITIONS AND USAGE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

         Section 1.1      Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE 2        REGISTRATION OF SECURED NOTES UNDER SECURITIES ACT; EXCHANGE OFFER . . . . . . . . . . . . . . . . .   5

         Section 2.1      Exchange Offer; Shelf Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 2.2      Shelf Registration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 2.3      Registration Procedures.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 2.4      Qualifications to Registration Obligations.   . . . . . . . . . . . . . . . . . . . . . . .  15

ARTICLE 3        LIQUIDATED DAMAGES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

         Section 3.1      Liquidated Damages  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

ARTICLE 4        REGISTRATION EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

ARTICLE 5        INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

         Section 5.1      Indemnification by BGLS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 5.2      Indemnification by Participating Holder.  . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 5.3      Conduct of Indemnification Proceedings. . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 5.4      Contribution. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 5.5      Remedies Cumulative.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

ARTICLE 6        UNDERWRITTEN REGISTRATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

ARTICLE 7        REPRESENTATIONS, WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

         Section 7.1      Representations and Warranties. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 7.2      Participating Holder Representations, Warranties and Covenants. . . . . . . . . . . . . . .  24
         Section 7.3      Survival of Representations and Agreements. . . . . . . . . . . . . . . . . . . . . . . . .  25

ARTICLE 8        MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

         Section 8.1      Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

         Section 8.2      Amendments and Waivers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 8.3      Notices.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 8.4      Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 8.5      Entire Agreement; No Third Party Beneficiaries. . . . . . . . . . . . . . . . . . . . . . .  27
         Section 8.6      Governing Law.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 8.7      Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 8.8      Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 8.9.     Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

Schedule I       Registration Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

                                                                       EXHIBIT G




                         REGISTRATION RIGHTS AGREEMENT

                 REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of December __, 1995 among NEW VALLEY CORPORATION, a New York corporation ("New Valley"), BGLS INC., a Delaware corporation ("BGLS"), BROOKE GROUP LTD., a Delaware corporation ("Brooke") and SHAWMUT BANK, N.A., as trustee for the holders of the Senior Secured Notes (referred to below).


                                    RECITALS

                 A. BGLS and Shawmut Bank, N.A., as trustee, have entered into an Indenture dated as of December __, 1995, pursuant to which BGLS has issued its 15.75% Series A Senior Secured Notes due 2000 and its 15.75% Series B Senior Secured Notes due 2000 (together with any other indentures or agreements relating to the issuance of indebtedness by BGLS the proceeds of which are used to refinance or refund the indebtedness outstanding under the then existing 15.75% Series A Senior Secured Notes due 2000 and 15.75% Series B Senior Secured Notes due 2000, which indebtedness is also secured by the Registrable Securities (as defined herein), the "Indenture").

                 B. Each of New Valley Holdings, Inc., a Delaware corporation ("NV Holdings"), and BGLS pledged certain equity interests in New Valley (such equity interests, together with certain other securities as described herein, "Registrable Securities") to secure the obligations of BGLS, NV Holdings and certain other persons under the Senior Secured Notes (as defined herein) and the documents delivered pursuant thereto.

                 C. Following the occurrence of a Default Condition (as defined herein), the Trustee and/or other Beneficiaries may acquire rights in the Registrable Securities and may seek to sell the Registrable Securities. Because of certain requirements under certain securities laws, it may be necessary or advisable, in connection with the foregoing, that the Registrable Securities be registered under such laws. New Valley is willing, notwithstanding the possible adverse condition (financial and other) of BGLS and/or Brooke at the time of a Default Condition, to undertake certain obligations to effectuate such registrations as set forth herein and has determined that the undertaking and performance of such obligations is in the best interests of New Valley in light of, among other things, (i) the potential indirect benefits that may accrue to New Valley as a result of the modification of the capitalization of BGLS that is being effectuated concurrently with the execution and delivery hereof and (ii) the desirability of providing for a means for the possible broad distribution of the Registrable Securities in connection with dispositions thereof.

                 NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and agreements set forth herein, and intending to be legally bound, the parties hereto hereby agree as follows:


                                   ARTICLE 1
                             DEFINITIONS AND USAGE

                 Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

                 "Beneficiaries" means collectively the Trustee and each successor, assign and transferee thereof (including any holder of a Senior Secured Note) which becomes a party hereto in accordance with Section 7.8 and holds (directly or indirectly through another Person) Registrable Securities. Without limiting the foregoing, "Beneficiary" includes any Person that acquires Registrable Securities from another Beneficiary acting in its capacity as such and with respect to which the Effectiveness Period continues after such acquisition.

                 "BGLS" has the meaning set forth in the Preamble.

                 "BGLS Pledge Agreement" means the Pledge and Security Agreement dated as of the date hereof between BGLS and the Trustee, as amended, modified and supplemented from time to time.

                 "Brooke" has the meaning set forth in the Preamble.

                 "Default Condition" means (i) any occurrence which constitutes an Event of Default or would constitute an Event of Default if the Trustee had not been prohibited by operation of law (including Section 362 of Title 11 of the United States Code (11 U.S.C. Section Section 101 et seq.)) from sending notice as a condition to such Event of Default and had actually sent such notice or (ii) any circumstance in which any Beneficiary or any Person acting on behalf of a Beneficiary acquires the Registrable Securities in connection with the exercise of remedies, or acquires rights to or in Registrable Securities, under a Pledge Agreement or in satisfaction of the indebtedness outstanding under any Senior Secured Note.

                 "Effectiveness Period" has the meaning set forth in Section 2.2.1.

                 "Event of Default" means an "Event of Default" as defined in the Indenture.

                 "Exchange Act" means the Securities Exchange Act of 1934.

                 "Indenture" has the meaning set forth in the Recitals.

                 "Initial Shelf Registration" has the meaning set forth in
Section 2.2.1.

                 "Losses" has the meaning set forth in Section 4.1.

                 "NV Holdings" has the meaning set forth in the Recitals.

                 "NV Holdings Pledge Agreement" means the Pledge and Security Agreement dated as of the date hereof between NV Holdings and the Trustee, as amended, modified and supplemented from time to time.

                 "Person" or "person" means an individual, trustee, corporation, limited liability company, partnership, joint stock company, trust, unincorporated association, union, business association, firm or other entity.

                 "Pledge Agreements" means (i) the BGLS Pledge Agreement, (ii) the NV Holdings Pledge Agreement, and (iii) any other pledge agreements, mortgages, security agreements or similar agreements which evidence liens granted by BGLS or NV Holdings that secure indebtedness the proceeds of which are used to refinance or refund the indebtedness outstanding under the then existing Senior Secured Notes, as such agreements may be amended and supplemented from time to time.

                 "Preliminary Prospectus" means any preliminary prospectus that may be included in any Registration Statement.

                 "Prospectus" means the prospectus included in or related to any Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                 "Registrable Securities" means collectively the following:

                 (a) the shares of common stock of New Valley, $0.01 par value per share, and any options, warrants or other rights to acquire such shares and any equity securities which may be issued in respect of, in exchange for or in replacement of such securities which constitute Stock Collateral at any time;

                 (b) the shares of $15 Class A Increasing Rate Cumulative Senior Preferred Shares of New Valley ($100 liquidation value), $0.01 par value per share, and any options, warrants or other rights to acquire such shares and any equity securities which may be issued in respect of, in exchange for or in replacement of such securities which constitute Stock Collateral at any time;

                 (c) the shares of $3 Class B Cumulative Convertible Preferred Shares of New Valley ($25 liquidation value), $0.10 par value per share, and any options, warrants or other rights to acquire such shares and any equity securities which may be issued in respect of, in exchange for or in replacement of such securities which constitute Stock Collateral at any time; and

                 (d) any and all other equity interests of New Valley which constitute Stock Collateral at any time.


However, a security will cease to be a Registrable Security when (i) such security is sold in an open market transaction or in an underwritten public offering, (ii) such security is sold to any person other than an "affiliate" of New Valley (as defined under the Regulations) pursuant to a Registration Statement, (iii) such security is eligible for resale without restriction pursuant to Rule 144(k) of the Regulations or any similar rule or regulation hereafter adopted by the SEC or (iv) such security ceases to be outstanding.

                 "Registration Statement" means any registration statement of New Valley under the Securities Act that covers any of the Registrable Securities, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement and all material deemed part of such registration statement by Rule 430A of the Regulations.

                 "Regulations" means the regulations of the SEC under the Securities Act.

                 "Rule 415" means Rule 415 of the Regulations or any similar rule or regulation hereafter adopted by the SEC.

                 "SEC" means the Securities and Exchange Commission.

                 "Securities Act" means the Securities Act of 1933.

                 "Senior Secured Notes" means (i) the 15.75% Series A Senior Secured Notes due 2000 and the 15.75% Series B Senior Secured Notes due 2000 issued by BGLS under the Indenture, the notes of each such series being equal to and ratable with the notes of the other series, as such Senior Secured Notes may be amended and supplemented from time to time, and (ii) any other instruments of BGLS the proceeds of which are used to refinance or refund the indebtedness outstanding under the then existing Senior Secured Notes, which instruments are also secured by the Registrable Securities, as such instruments may be amended, modified and supplemented from time to time.

                 "Shelf Registration" has the meaning set forth in Section
2.2.2.

                 "Specified Parties" means New Valley, BGLS and Brooke.

                 "Stock Collateral" has the meaning set forth in the NV Holdings Pledge Agreement and the BGLS Pledge Agreement as applicable.

                 "Subsequent Shelf Registration" has the meaning set forth in
Section 2.2.2.

                 "Trustee" means the trustee, agent or other representative of or for the holders of the Senior Secured Notes designated in the Indenture or otherwise designated by such holders authorized to appoint such trustee, agent or other representative under the Indenture.

                 "Underwritten registration" or "underwritten offering" means a registration in which securities of New Valley are sold to one or more underwriters or group or a syndicate of underwriters for reoffering to the public.

                 Section 1.2 Usage. (a) References to Articles, Sections and Exhibits are to articles and sections hereof and exhibits hereto, references to a Person are also references to its successors and assigns, references to a document are to it as amended, waived and otherwise modified from time to time, and references to a statute or another governmental rule are to it as amended and otherwise modified from time to time. The definitions set forth in Section 1.1 are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined. "Including" and correlative terms shall be deemed to be followed by "without limitation", if not followed by such words or words of like import. The headings of Articles and Sections and the table of contents relating hereto have been included solely for convenience of references and shall not have any effect on the construction hereof.

                 (b) This Agreement contemplates the filing of registration statements under the Securities Act involving various offers and sales of securities. In connection with such registration statements, there may be identified therein one or more underwriters through which securities are to be offered pursuant to either a "firm commitment" or "best-efforts" arrangement, and, in the case where there is more than one underwriter, one or more of the underwriters may be designated as the "manager" or "representative" or the "co-managers" or "representatives" of the several underwriters. Accordingly, all references herein to an "underwriter" or the "underwriters" are intended to refer to a "principal underwriter" (as defined in Rule 405 of the Regulations) and to provide for those transactions in which securities may be offered by or through one or more underwriters, and not to imply that any of the transactions contemplated hereby is conditioned in any manner whatsoever on the participation therein by one or more underwriters on behalf of any party.


                                   ARTICLE 2
          REGISTRATION OF REGISTRABLE SECURITIES UNDER SECURITIES ACT

                 Section 2.1 Required Registration of Registrable Securities. New Valley shall use its reasonable best efforts to register the Registrable Securities upon the terms, and subject to the limitations and conditions, hereinafter set forth.

                 Section 2.2      Shelf Registration.

                 Section 2.2.1 Initial Shelf Registration. New Valley shall prepare and file with the SEC a Registration Statement for an offering to be made by the Beneficiaries on a continuous basis under Rule 415 covering all the Registrable Securities (the "Initial Shelf Registration") as soon as practicable, following the receipt of a written notice from the Trustee that a Default Condition exists. The Initial Shelf Registration shall be on an appropriate form permitting registration of all Registrable Securities for resale by the Beneficiaries in the manner or manners reasonably designated by them (including one or more underwritten offerings). New Valley shall use its reasonable best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act as soon as practicable following the receipt of the notice referred to in the first sentence of this Section 2.2.1 and to keep the Initial Shelf Registration continuously effective and the Prospectus current under the Securities Act during the period (the "Effectiveness Period") ending on the earliest date on which (x) all Registrable Securities have been sold other than to a Beneficiary, (y) a Subsequent Shelf Registration covering all the Registrable Securities has been declared effective under the Securities Act or (z) in the opinion of Milbank, Tweed, Hadley & McCloy or other nationally recognized counsel to New Valley reasonably acceptable to the Beneficiaries, which opinion shall be reasonably satisfactory in form, scope and substance to the Beneficiaries, registration of the Registrable Securities is no longer required under the Securities Act for the Beneficiaries to sell all remaining Registrable Securities in the open market without limitations as to volume or manner of sale and without being required to file any forms or reports with the SEC under the Securities Act or the Regulations other than a notice of sale under Rule 144 under the Regulations. No Beneficiary of Registrable Securities may include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Beneficiary furnishes to New Valley in writing such information as New Valley may reasonably request pursuant to Section 6.2.

                          Section 2.2.2    Subsequent Shelf Registrations.  If
the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period, New Valley shall use its reasonable best efforts to (i) obtain the prompt withdrawal of any order suspending the effectiveness thereof and (ii) in any event, within 45 days of such cessation of effectiveness, amend the

Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof or file an additional Registration Statement covering all of the Registrable Securities (a "Subsequent Shelf Registration", subject to the last sentence of this Section 2.2.2) for an offering to be made by the Beneficiaries on a delayed or continuous basis under Rule 415 in a manner reasonably expected to be acceptable to the SEC. If a Subsequent Shelf Registration is filed, New Valley shall use its reasonable best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and keep such Registration Statement continuously effective and the Prospectus current until the end of the Effectiveness Period. As used herein, the term "Shelf Registration" means the Initial Shelf Registration and any Subsequent Shelf Registration. If by reason of the Securities Act or the Regulations a Shelf Registration shall not permit the resale by a Beneficiary of Registrable Securities acquired from another Beneficiary, the obligations of New Valley, BGLS and Brooke shall extend to the filing of, and other registration procedures with respect to, another registration statement (which shall be a Subsequent Shelf Registration).

                          Section 2.2.3  Supplements and Amendments.  New
Valley shall promptly supplement and amend the Registration Statement and the Prospectus (i) if required by the Regulations or the instructions applicable to the registration form used for the Shelf Registration, (ii) if required by the Securities Act or the Regulations, (iii) if required to prevent the Registration Statement or the Prospectus from containing any material misstatement or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iv) if reasonably requested by the Beneficiaries or by any underwriter of the Registrable Securities.

                          Section 2.2.4  Suspension of Obligations;
Restructuring for "Demand" Registrations. (a) The obligations of New Valley to register the Registrable Securities with respect to a Default Condition shall be suspended for so long as such Default Condition shall cease to exist (other than by reason of the implementation or completion of remedies consequent upon such

Default Condition) and shall recommence after the close of any such suspension period.

                          (b) Upon the request of the Beneficiaries and with the consent of New Valley (not to be unreasonably withheld or delayed), or upon the request of New Valley and with the consent of the Beneficiaries (not to be unreasonably withheld or delayed) a Shelf Registration or a portion thereof (expressed as a quantity of Registrable Securities) shall be restructured to provide for a reasonable number of "demand" registrations with respect to such quantity of Registrable Securities; provided, however, that the Beneficiaries shall be entitled to withhold their consent in their sole discretions if they are at the time actively pursuing shelf registration procedures.

                 Section 2.3      Registration Procedures.

                 Section 2.3.1 Shelf Registration. In connection with a Shelf Registration, New Valley shall use its reasonable best efforts to effect such registration to permit the sale of Registrable Securities in accordance with the method or methods of disposition reasonably intended by the Beneficiaries, and pursuant thereto New Valley shall:

                          (a) Filing of Registration Statement. Before filing any Registration Statement or Prospectus or any amendments or supplements thereto, furnish to and afford the Beneficiaries of the Registrable Securities covered by such Registration Statement, and the managing underwriters, if any, a reasonable opportunity to review and, if they desire, comment on all such documents (including any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed.

                          (b) Compliance with Law. Comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement as amended or by such Prospectus as supplemented.

                          (c) Notice. Notify the Beneficiaries owning the Registrable Securities covered by the Registration Statement, and the managing underwriters, if any, promptly, and confirm such notice in writing (i) when a Registration Statement and an amendment thereto or a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any such Beneficiary may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, the initiation of any proceedings for that purpose or any other communication between the SEC and New Valley or their representatives related to a Shelf Registration, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities, the representations and warranties of New Valley contained in any agreement (including any underwriting agreement) contemplated by
         Section 2.3.1(m) cease to be true and correct, (iv) of the receipt by New Valley of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event or any information becoming known that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of New Valley's determination that a post- effective amendment to a Registration Statement would be necessary or advisable under applicable law.

                          (d) Prevent Suspension of Effectiveness. Use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for offers or sales in any jurisdiction, and, if any such order is issued, use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment.

                          (e) Underwritten Offering. If the Registrable Securities are to be sold in an underwritten offering, (i) as promptly as is reasonably practicable incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as is required by the Securities Act, Regulation S-K of the Regulations, the Regulations and instructions applicable to the registration form used for such Registration Statement to be disclosed concerning, among other things, the terms of the underwritten offering, the underwriters, and the plan of distribution and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable.

                          (f)     Copies of Filings.  Furnish to the
         Beneficiaries owning Registrable Securities that so request and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement and each post-effective amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

                          (g) Delivery of Prospectuses. Deliver to the Beneficiaries owning Registrable Securities, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of

         Preliminary Prospectus) and each amendment or supplement thereto and any documents incorporated or deemed to be incorporated by reference therein as such Persons may reasonably request; and New Valley hereby consents to the use of each such Prospectus and Preliminary Prospectus and each amendment or supplement thereto by each of the selling Beneficiaries and the underwriters or agents, if any, and dealers, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto in the manner set forth in the relevant Registration Statement.

                          (h) Blue Sky Laws. Use its reasonable best efforts to register or qualify, and to cooperate with the selling Beneficiaries with respect to the Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as such Beneficiaries or the managing underwriters, if any, reasonably request in writing; keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period; and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement in the manner set forth in such Registration Statement.

                          (i) Certificates. Cooperate with the selling Beneficiaries with respect to Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Beneficiaries may reasonably request.

                          (j) Governmental Agencies. Use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the selling Beneficiaries thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities in the manner set forth in such Registration Statement, except as may be required solely as a consequence of the nature of such selling Beneficiary's business, in which case New Valley will cooperate in all reasonable respects with the filing of such Registration Statements and the granting of such approvals.

                          (k) Amendments and Supplements. Upon the occurrence of any event contemplated by Section 2.3.1(c)(v) or 2.3.1(c)(vi), as promptly as practicable prepare and (subject to Section 2.3.1(a)) file with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities being sold thereunder, the Registration Statement and such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                          (l) Listing on Securities Exchanges. Use its reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be (i) listed on each national securities exchange, if any, on which Registrable Securities are then listed, or
         (ii) authorized to be quoted on the NASDAQ Stock Market or the NASDAQ National Market if, similar securities of New Valley are so authorized.

                          (m) Underwriting Agreement. In connection with an underwritten offering of Registrable Securities, enter into and perform its obligations under an underwriting agreement in customary form for underwritten offerings made by selling security holders on the registration form utilized for the relevant Registration Statement and take such other actions as are reasonably requested by the managing underwriters in order to expedite or facilitate the registration and the disposition of such Registrable Securities, and in such connection, (i) make such representations and warranties to the underwriters with respect to the business of New Valley and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case as are customarily made by comparable issuers to underwriters in underwritten offerings made by selling security holders, and confirm the same if and when requested; (ii) obtain opinions of counsel to New Valley and updates thereof (which counsel and opinions shall be reasonably satisfactory to the managing underwriters and the selling Beneficiaries), addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings by selling security holders; (iii) obtain "cold comfort" letters and updates thereof (which letters and updates shall be reasonably satisfactory to the managing underwriters and the selling Beneficiaries) from the independent certified public accountants of New Valley (and, if necessary, any other independent certified public accountants of any subsidiary of New Valley or of any business acquired by New Valley for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters and the holders of Registrable Securities included in such underwritten offering (to the extent such accountants are permitted under applicable law and accounting literature so to address "cold comfort" letters), such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings by selling security holders; and (iv) if an underwriting agreement is entered into, undertake such indemnification and contribution provisions and procedures as are customarily undertaken in such agreements. The above shall be done in connection with each closing under such underwriting agreement, or as and to the extent required thereunder.

                          (n) Financial Records, Etc. Make available for inspection by any Beneficiary, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Beneficiary or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of New Valley and its subsidiaries (collectively, the "Records") as shall be necessary or advisable to enable them to exercise their due diligence responsibilities, and cause the officers, directors and employees of New Valley and its subsidiaries to supply all information in each case reasonably requested by any such Inspectors in connection with such Registration Statement. Records which New Valley determines, in good faith, to be confidential and as to which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. Except as contemplated hereby, and subject to applicable law, each selling Beneficiary agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of New Valley or its affiliates unless and until such is made generally available to the public. Beneficiaries shall not be prohibited from engaging in market transactions if such information is not material, to the extent permitted by applicable law. Each selling Beneficiary further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to New Valley and allow New Valley at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential.

                          (o) Earnings Statements. Comply with all applicable rules and regulations of the SEC relating to the Shelf Registration and make generally available earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of New Valley after the effective date of a Registration Statement, which statements shall cover such 12-month periods.

                          (p) Disposition of Registrable Securities. Cooperate with each holder of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

                          (q)     Further Assurances; BGLS and Brooke
         Undertaking. Use its reasonable best efforts to take all other steps necessary or advisable to effect the registration and distribution of the Registrable Securities covered by a Registration Statement contemplated hereby. Each of BGLS and Brooke shall (i) use its reasonable best efforts to cooperate fully in connection with the registration and distribution of the Registrable Securities covered by a Registration Statement contemplated hereby, including furnishing such supplemental information as may be reasonably necessary in connection with the registration process, (ii) take such actions specified in Sections 2.3.1(m) and 2.3.1(n) on its behalf as if it were New Valley as may be deemed necessary or advisable by selling Beneficiaries, and (iii) to the extent that it is within its power, cause New Valley to comply with New Valley's obligations hereunder.

                          Section 2.3.2    Beneficiary Covenants.  In addition
to the covenant provided in Section 6.2, each Beneficiary agrees by acquisition of the Registrable Securities that, upon receipt of any notice from New Valley of the happening of any event of the kind described in clause (ii), (iv), (v) or (vi) of Section 2.3.1(c), such Beneficiary shall forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Beneficiary's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.3.1(k), or until it is advised in writing by New Valley that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto.

                 Section 2.4 Qualifications to Registration Obligations. Notwithstanding anything in this Agreement to the contrary, if a Registration Statement does not become effective after New Valley has filed it solely by reason of the written request not to proceed made by the Beneficiaries, New Valley's obligations to file such Registration Statement and attempt to cause it to become effective shall be deemed completely satisfied and discharged to the extent of such request.

                 Section 2.5 New Valley's Obligations Absolute. Notwithstanding anything contained herein to the contrary, New Valley's performance and obligations hereunder shall be absolute and without any setoff, defense, counterclaim, deduction, abatement, suspension, deferment, diminution or reduction, relating to, and irrespective and independent of any rights, claims or defenses that New Valley may have against, BGLS or Brooke or any of their respective affiliates (whether arising under this Agreement or otherwise).

                                   ARTICLE 3
                             REGISTRATION EXPENSES

                 All fees and expenses incident to the performance of or compliance with this Agreement by New Valley shall be borne by New Valley, BGLS and Brooke, jointly and severally, whether or not a Shelf Registration is filed or becomes effective, including (i) all registration and filing fees (including
(A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including reasonable fees and disbursements of counsel for New Valley, BGLS, Brooke or the underwriters, or both, in connection with Blue Sky qualifications of the Registrable Securities)), (ii) printing expenses (including expenses of printing certificates for Registrable Securities, printing and distributing Prospectuses, Preliminary Prospectuses and amendments or supplements thereto, the Registration Statement and amendments thereto, and printing or preparing any underwriting agreement, agreement among underwriters and related syndicate or selling group agreements, pricing agreements and Blue Sky memoranda), (iii) fees and disbursements of counsel for New Valley, BGLS and Brooke, (iv) fees and disbursements of all independent certified public accountants for New Valley, BGLS and Brooke (including the expenses of any "cold comfort" letters required by or incident to such performance), (v) Securities Act liability insurance, if New Valley so desires such insurance, (vi) internal expenses of New Valley (including all salaries and expenses of officers and employees of New Valley performing legal or accounting duties), (vii) the fees and expenses incurred in connection with the listing of the securities to be registered on any national securities exchange or quoted on the NASDAQ Stock Market or the NASDAQ National Market pursuant to Section 2.3.1(l), and (viii) the fees and expenses of any Person, including special experts, retained by New Valley, BGLS or Brooke in its sole discretion; provided, however, that New Valley, BGLS and Brooke may agree in writing to allocate among themselves the liability for the fees and expenses hereunder.

                 Each selling Beneficiary shall pay all underwriting discounts and commissions or broker's commissions incurred in connection with the sale or other disposition of Registrable Securities for or on behalf of such Beneficiary's account. Notwithstanding the foregoing, if there shall have occurred two or more Specified Private Sales (as defined below), the fees and expenses specified in clauses (i) through (iii) of the first paragraph of this Article 3 that are incurred by New Valley, BGLS and Brooke in connection with any subsequent Shelf Registration shall be borne as follows: (i) 50% by New Valley, BGLS and Brooke, jointly and severally (subject to the proviso to such first paragraph); and 50% by the selling Beneficiaries relating to such Shelf Registration, jointly and severally; provided, however, that New Valley, BGLS and Brooke on the one hand and such Beneficiaries on the other hand may agree in writing to allocate among themselves their portion of liability for such fees and expenses.

                 A "Specified Private Sale" means a sale by a Beneficiary of Registrable Securities (i) in an amount equal to more than a majority in interest of the Registrable Securities, (ii) other than by means of a Shelf Registration and (iii) with respect to which a Shelf Registration was previously filed, if the Specified Parties have fulfilled their responsibilities hereunder relating to such Shelf Registration in all material respects.

                                   ARTICLE 4
                                INDEMNIFICATION

                 Section 4.1 Indemnification by New Valley. New Valley shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Beneficiary and its affiliates and any investment funds managed thereby and their respective partners, officers, directors, agents and employees, each Person who controls each such Beneficiary (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the partners, officers, directors, agents and employees of each such controlling person (individually, an "Indemnified Person") from and against any and all losses, claims, damages, liabilities, costs (including costs of investigating, preparing to defend, defending and appearing as a third-party witness and attorneys' fees and disbursements reasonably incurred) and expenses, including any amounts paid in respect of any settlements (collectively, "Losses"), without duplication, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus, or in any amendment or supplements thereto or in any Preliminary Prospectus, or arising out of or based upon, in the case of the Registration Statement or any amendments thereto, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of the Prospectus or form of prospectus, or in any amendments or supplements thereto, or in any Preliminary Prospectus, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, in either case, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission has been made therein in reliance upon and in conformity with information furnished in writing to New Valley by such Indemnified Person (or the person controlling such Indemnified Person) expressly for use therein.

                 Section 4.2 Indemnification by BGLS and Brooke. BGLS and Brooke shall, jointly and severally, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, New Valley (an "Indemnified Person") from and against any and all Losses, as incurred, (i) arising out of or based upon any untrue or alleged untrue statement of a material fact furnished in writing to New Valley by BGLS or Brooke and contained in any Registration Statement, Prospectus or form of prospectus, or in any amendment or supplements thereto or in any Preliminary Prospectus, or arising out of or based upon, in the case of the Registration Statement or any amendments thereto, any omission or alleged omission of a material fact relating to Brooke or BGLS required to be stated therein or necessary to make the statements therein not misleading, and, in the case of the Prospectus or form of prospectus, or in any amendments or supplements thereto, or in any Preliminary Prospectus, any omission or alleged omission of a material fact relating to BGLS or Brooke required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in either case, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission has been made therein in reliance upon and in conformity with the information furnished in writing to New Valley by Brooke or BGLS expressly for use therein, and (ii) constituting payments made by New Valley pursuant to
Section 4.1.

                 Section 4.3 Indemnification by Beneficiary. In connection with any Registration Statement in which a Beneficiary is participating, such Beneficiary shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, New Valley and its directors, officers, agents and employees, each Person who controls New Valley (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling person, from and against any and all Losses, joint or several, without duplication, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, or form of prospectus, or in any amendment or supplement thereto or in any Preliminary Prospectus, or arising out of or based upon, in the case of the Registration Statement or any amendments thereto, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of the

Prospectus or form of prospectus, or in any amendments or supplements thereto, or in any Preliminary Prospectus, any omission or alleged omission of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; in either case, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission has been made therein in reliance upon and in conformity with information furnished in writing to New Valley by such Beneficiary expressly for use therein by notice referring to this Section
4.3. In no event shall the liability of any selling Beneficiary hereunder be, or be claimed by New Valley to be, greater in amount than the dollar amount of the proceeds actually received by such Beneficiary upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                 Section 4.4 Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity or contribution hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party or parties from which such indemnity or contribution is sought (the "indemnifying parties") of the commencement of any action or proceeding (including any governmental investigation) (collectively "Proceedings" and individually a "Proceeding") with respect to which such indemnification or contribution is sought pursuant hereto; provided, however, that the failure so to notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent that the indemnifying parties have been actually prejudiced by such failure. The indemnifying parties shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such Proceeding, to assume, at the indemnifying parties' expense, the defense of any such Proceeding, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such Proceeding; provided, however, that an indemnified party or parties (if more than one such indemnified party is named in any Proceeding) shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless: (i) the indemnifying party or parties agree to pay such fees and expenses; or (ii) the indemnifying parties fail promptly to assume the defense of such Proceeding or fail to employ counsel reasonably satisfactory to such indemnified party or parties; or (iii) counsel for the indemnifying party determines that such counsel may not properly represent both the indemnifying party and such indemnified party in which case, if such indemnified party or parties notifies the indemnifying parties in writing that it elects to employ separate counsel at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and the fees and expenses of counsel retained by the indemnified party or parties shall be at the expense of the indemnifying parties, it being understood, however, that the indemnifying parties shall not, in connection with any one such Proceeding, arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. Whether or not such defense is assumed by the indemnifying parties, such indemnifying parties will not be subject to any liability for any settlement made without its or their consent (but such consent will not be unreasonably withheld). No indemnifying party shall be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent each indemnifying party jointly and severally agrees, subject to the exception and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any Losses by reason of such settlement.

                  Section 4.5 Contribution. If the indemnification provided for in this Article 4 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect to which this Article 4 would otherwise apply by its terms, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have an obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such expenses if the applicable indemnification provided for in Section 4.1, 4.2 or 4.3 were available to such party.

                 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 4.5, an indemnifying party that is a selling Beneficiary shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public (net of any underwriting discounts and commissions and expenses) exceeds the amount of any damages that such indemnifying party has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                 Section 4.6 Remedies Cumulative. The indemnity, contribution and expense reimbursement obligations under this Article 4 shall be in addition to any liability that each indemnifying person may otherwise have and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party. Notwithstanding anything in this Agreement to the contrary, an indemnified party shall not be entitled to receive duplicate indemnification or contribution for the same Losses (except to the extent they are incurred more than once).


                                   ARTICLE 5
                           UNDERWRITTEN REGISTRATION

                 If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Beneficiaries holding at least 66 2/3% in interest of the applicable Registrable Securities with the consent of New Valley (not to be unreasonably withheld or delayed).


                                   ARTICLE 6
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

                 Section 6.1 Representations and Warranties. Each of New Valley and, in the case of Sections 6.1(b) and (c), BGLS and Brooke represents and warrants to, and agrees with, the Beneficiaries that:

                          (a)     During the Effectiveness Period, the
         Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented if New Valley shall have filed with the SEC any amendment or supplement to the Registration Statement or the Prospectus) will contain all statements which are required to be stated therein in accordance with the Securities Act and the Regulations, and will not contain any untrue statement of a material fact or omit to state any material fact (except such information which is omitted from the Registration Statement pursuant to Rule 430A of the Regulations) required to be stated therein or necessary to make the statements therein not misleading, and no event will have occurred which is required to have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not then been set forth in such an amendment or supplement; each Preliminary Prospectus, as of the date filed with the SEC, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made; except that no representation or warranty is made in this
         Section 6.1(a) with respect to statements or omissions made in reliance upon and in conformity with written information furnished to New Valley pursuant to Section 6.2 by a Beneficiary or on behalf of a Beneficiary expressly for inclusion in any Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment or supplement thereto. Each of the documents filed pursuant to the Exchange Act and incorporated or deemed to be incorporated by reference in the Registration Statement will comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.

                          (b) Such Specified Party has all requisite power and authority to execute, deliver and perform this Agreement. All necessary corporate proceedings of such Specified Party have been duly taken by it to authorize the execution, delivery, and performance of this Agreement by such Specified Party. This Agreement has been duly authorized, executed, and delivered by such Specified Party, is the legal, valid and binding obligation of such Specified Party, and is enforceable as to such Specified Party in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by such Specified Party for the execution, delivery or performance of this Agreement by such Specified Party (except filings under the Securities Act which will be made and such consents consisting only of consents under Blue Sky or state securities laws which will be obtained). No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which such Specified Party is a party or to which any of its properties or assets are subject, is required for the execution, delivery or performance of this Agreement which has not been obtained; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement or understanding or violate or result in a breach of any term of the charter or by-laws of such Specified Party, or violate, result in a breach of, or conflict with any law, rule, regulation order, judgment or decree binding on such Specified Party or to which any of its operations, business, properties or assets are subject.

                          (c) Such Specified Party shall not enter into any transaction involving (i) any merger or consolidation in which it is not the surviving Person, (ii) any sale, lease or other transfer of all or substantially all the assets of such Specified Party or (iii) in the case of New Valley, any exchange or conversion of any of the Registrable Securities for or into securities of any other issuer, unless effective provision is made for (x) the assumption by the survivor of the transaction or the transferee, jointly and severally with such Specified Party if such Specified Party shall remain in existence, of all the obligations of such Specified Party hereunder, and (y) in the case of clause (iii), the entering into by such other issuer of an agreement comparable hereto and reasonably satisfactory to the Beneficiaries with respect to the registration of such securities of such other issuer.

                 Section 6.2 Additional Beneficiary Covenants. Each Beneficiary agrees with New Valley that such Beneficiary shall promptly furnish to New Valley in writing, upon New Valley's reasonable request, any and all information as to such Beneficiary as may be necessary to comply with the provisions of, the Securities Act, the Regulations, the Exchange Act and the rules and regulations of the SEC thereunder in connection with the preparation and filing of any Registration Statement pursuant hereto, or any amendment or supplement thereto, or any Preliminary Prospectus or Prospectus included therein. All information to be furnished to New Valley by or on behalf of such Beneficiary expressly for use in connection with the preparation of any

Preliminary Prospectus, the Prospectus, the Registration Statement, or any amendment or supplement thereto, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                 Section 6.3 Survival of Representations and Agreements. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements at the effective date of each Registration Statement contemplated by this Agreement, and such representations, warranties, covenants, and agreements, including the indemnity and contribution agreements contained in
Article 4, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of New Valley, BGLS, Brooke, any Beneficiary or any Person that is entitled to be indemnified under Article 4, and shall survive termination of this Agreement and the expiration of the Effectiveness Period.


                                   ARTICLE 7
                                 MISCELLANEOUS

                 Section 7.1 Remedies. No failure or delay on the part of a party in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

                 Section 7.2      Amendments and Waivers.  The provisions of
Article 3 and Article 4 (and the provisions of this Section 7.2 as they apply thereto) may not be amended, modified, supplemented, waived or departed from without the express written consent of each affected party. The other provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless New Valley has obtained the written consent of (x) if the Trustee holds Registrable Securities, the Trustee plus BGLS and Brooke and (y) if the Beneficiaries are holders of Registrable Securities other than as Trustee, BGLS, Brooke and the holders of at least 66 2/3% in interest of the Registrable Securities; provided, however, that the consent of each holder of Registrable Securities shall be required if the effect of the amendment or waiver is less favorable or more unfavorable, as the case may be, on such holder of Registrable Securities as it is on the consenting holders of Registrable Securities.

                 Section 7.3 Notices. All notices, consents and other communications provided for hereunder shall be in writing (including facsimile, telegraphic or cable communication) and telecopied, telegraphed, telexed, cabled or delivered (x) (i) if to BGLS, to it c/o Brooke Group Ltd., 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131, attention: Bennett S. LeBow, telecopy (305) 579-8001, with a copy to (A) Milbank, Tweed, Hadley & McCloy, 1 Chase Manhattan Plaza, New York, New York 10005, attention: Michael L. Hirschfeld, telecopy (212) 530-5219 and (B) New Valley, at its address set forth below, (ii) if to Brooke, to 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131, attention: Bennett S. LeBow, telecopy (305) 579-8001, with a copy to (A) Milbank, Tweed, Hadley & McCloy, 1 Chase Manhattan Plaza, New York, New York 10005, attention: Michael L. Hirschfeld, telecopy (212) 530-5219 and
(B) New Valley, at its address set forth below, (iii) if to New Valley, to 100 S.E. Second Street, Miami, Florida 33131, attention: Marc Bell, telecopy (305) 579-8016, with a copy to each of BGLS and Brooke at its address set forth above, (iv) if to the Trustee, to Shawmut Bank, N.A., Corporate Trust Department, One Federal Street, 31st Floor, Boston, Massachusetts 02211, telecopy (617) 292-4289, and (v) if to any Beneficiary not specified above, to the addresses provided by such Beneficiary for such purpose to the other parties to this Agreement or (y) at such other address as shall be designated by any such party in a written notice to the other parties. For so long as each of the following Persons, any affiliate thereof or any investment fund managed by such Person or by any affiliate thereof owns any Senior Secured Notes or Registrable Securities, all notices, consents or other communications to or from the Trustee shall also be delivered to, as applicable, (x) (a) AIF II, L.P., c/o Apollo Advisors, L.P.,

1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067, attention: Michael D. Weiner, telecopy (310) 201-4166, with a copy to Sidley
& Austin, 875 Third Avenue, New York, New York 10022, attention: Myles C. Pollin, telecopy (212) 906-2021, (b) Artemis America Partnership, c/o Lion Advisors, L.P., 2 Manhattanville Road, Purchase, New York 10577, attention:
Tony Tortorelli, telecopy (914) 694-8032, with a copy to Sidley & Austin, 875 Third Avenue, New York, New York 10022, attention: Myles C. Pollin, telecopy
(212) 906-2021, (c) Tortoise Corp., c/o Icahn Associates, 114 West 47th Street, New York, New York 10036, attention: Mark Rachesky, telecopy (212) 768-0542, with a copy to Gordon Altman Butowsky Weitzen Shalov & Wien, 114 West 47th Street, New York, New York 10036, attention: Marc Weitzen, telecopy (212) 626-0799, and (d) Mainstay High Yield Bond Fund, c/o MacKay-Shields Financial Corporation, 9 West 57th Street, New York, New York 10019, attention: Jeffry Platt, telecopy (212) 935-1359, with a copy to Kleinberg, Kaplan, Wolff & Cohen P.C., 551 Fifth Avenue, 18th Floor, New York, New York 10176, Attention: Fred Kleinberg, telecopy (212) 986-8866, or (y) at such other address as shall be designated by any such person in a written notice to the other parties. All such notices, consents and communications shall be effective when received.

                 Section 7.4 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                 Section 7.5 Entire Agreement; No Third Party Beneficiaries; Obligations of Brooke. This Agreement (including the documents and the instruments expressly referred to herein or therein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (ii) except as expressly set forth in Article 4 and in Section 7.3, is not intended to confer upon any Person other than the parties hereto and the Beneficiaries any rights or remedies hereunder. The obligations of Brooke pursuant hereto shall be limited to those obligations of Brooke expressly set forth herein.

                 Section 7.6 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

                 Section 7.7 Severability. Wherever possible, each provision hereof shall be interpreted in such a manner as to be valid, legal and enforceable under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating or rendering unenforceable the remainder of this Agreement, unless such a construction would be unreasonable or materially impair the rights of any party hereto.

                 Section 7.8 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except by a Beneficiary as follows: in connection with the transfer of its Registrable Securities in whole or in part to another Person, provided that the transferee executes an appropriate document agreeing to be bound hereby as a Beneficiary. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        NEW VALLEY CORPORATION


                                        By
                                           ------------------------------------
                                           Name:
                                           Title:

                                        BGLS INC.


                                        By
                                           ------------------------------------
                                           Name: Bennett S. LeBow
                                           Title: President


                                        BROOKE GROUP LTD.


                                        By
                                           ------------------------------------
                                           Name: Bennett S. LeBow
                                           Title: Chairman and President


                                        SHAWMUT BANK, N.A., as Trustee
                                          under the Indenture



                                        By
                                           ------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT H




              [Form of Opinion of General Counsel of the Company]



                                                            ___________ __, 1995


AIF II, L.P.
Artemis America Partnership
Tortoise Corp.
Mainstay High Yield Corporate
 Bond Fund

Ladies and Gentlemen:

                 I am General Counsel of Brooke Group Ltd., a Delaware corporation, BGLS Inc., a Delaware corporation, Brooke (Overseas) Ltd., a Delaware corporation, New Valley Holdings, Inc., a Delaware corporation and counsel to New Valley Corporation, a New York corporation (each a "Brooke Party" and collectively the "Brooke Parties"), and am rendering this opinion in connection with the execution and delivery of the agreements and instruments listed in Schedule A hereto (the "Operative Documents") and the consummation of the transactions contemplated therein. Capitalized terms used and not otherwise defined herein that are defined in the Exchange Agreement listed in Schedule A hereto have the meanings set forth therein. This opinion is being delivered pursuant to Section 2.1(b)(iii) of said Exchange Agreement.

                 I have examined the Operative Documents and the Certificate of Incorporation and by-laws of each of the Brooke Parties, agreements and other instruments and certificates of public officials, and such other documents, as I have deemed necessary in connection with the opinions hereinafter expressed. In such examination I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity with the original documents submitted to me as copies and the authenticity of the originals of such latter documents. As to questions of fact material to such opinions I have relied, without independent investigation, upon the representations and warranties of the Brooke Parties contained in the Operative Documents and certifications of representatives of the Brooke Parties and certificates of public officials.

                 In rendering the opinions expressed below, I have assumed with respect to all documents referred to in this opinion letter that:

                 (i) such documents have been duly authorized by, and have been duly executed and delivered by, all of the parties (other than the Brooke Parties) to such documents and constitute legal, valid, binding and enforceable obligations of all such parties (including the Brooke Parties); and

                 (ii) all of the parties (other than the Brooke Parties) to such documents that are not natural persons are validly existing and have the power and authority (corporate or other), and all of the parties (other than the Brooke Parties) and the authorized signatories of the parties (other than the Brooke Parties) to such documents that are natural persons have the legal capacity, power and authority (corporate or other), to execute, deliver and perform such documents.

                 Based upon the foregoing and having regard for legal considerations that I deem relevant, I am of the opinion that:

                 1. Each Brooke Party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has the corporate power to transact its business as now transacted, to execute and deliver each Operative Document to which it is a party and to perform its obligations thereunder.

                 2. The execution, delivery and performance by each Brooke Party of each of the Operative Documents to which it is a party has been duly authorized by each party and will not (a) contravene or result in a breach or constitute a default under or result in the creation of any Lien on any assets of any such Brooke Party (except as provided therein) under (i) the Certificate of Incorporation or bylaws of such Brooke Party, (ii) any order or judgment known to me after due inquiry applicable to any such Brooke Party or any of their respective assets or (iii) except for the Reset Notes and the Reset Note Indenture, any material agreement, contract, mortgage or other instrument or document known to me after due inquiry to which any such Brooke Party is a party or by which any Brooke Party or any of their respective assets is bound or (b) require any authorization, approval or consent of, or filing or registration with any governmental or regulatory authority or agency of the United States of America or pursuant to the General Corporation Law of the State of Delaware other than the qualification of the Indenture under the Trust Indenture Act of 1939, as amended, and filings and registrations required in connection with the Registration Rights Agreement and the New Valley Registration Rights Agreement.

                 3. Brooke has previously transferred to BGLS, as a contribution to capital, 10 shares of common stock, par value $0.01 per share (the "BOL Shares") of BOL, and BGLS is, as of the date hereof, the record and beneficial owner of the BOL Shares, except for the security interests created under the Company Pledge Agreement. The BOL Shares constitute all of the issued and outstanding shares of capital stock of BOL. All of the outstanding shares of BOL Shares have been duly authorized and validly issued and are fully paid and nonassessable.

                 4. The authorized capital of NV Holdings consists of 100 shares of common stock, par value $0.01 per share ("NVH Shares"), all of which are issued and outstanding and BGLS is, as of the date hereof, the record and beneficial owner of the NVH Shares except for the security interests created under the Company Pledge Agreement. All of the outstanding NVH Shares have been duly authorized and validly issued and are fully paid and nonassessable.

                 5. BGLS has transferred to NV Holdings, as a contribution to capital, all of BGLS's right, title and interest in and to 618,326 New Valley Class A Preferred Shares and 79,399,254 New Valley Common Shares (collectively, the "New Valley Shares"), and NV Holdings is, as of the date hereof, the record and beneficial owner of such New Valley Shares, subject only to the options referred to in the proviso to Section 4.18(d) of the Indenture and except for the security interests created under the NV Holdings Pledge Agreement.

                 The opinions expressed herein are limited to the General Corporation Law of the State of Delaware and the Federal laws of the United States of America.

                 The opinion is being delivered for your sole benefit in connection with the transactions contemplated by the Exchange Agreement and for no other purpose and this opinion may not be relied upon any other person.

                                          Very truly yours,

                                   SCHEDULE A

(1) Indenture dated as of _________ __, 1995 between BGLS and Shawmut Bank, N.A., as trustee, pursuant to which the Company is the New Securities.

(2) Exchange Agreement, dated as of __________ __, 1995, among BGLS, Brooke Group Ltd., AIF II, L.P., Artemis America Partnership, Tortoise Corp., Starfire Holding Corporation and Mainstay High Yield Corporate Bond Fund.

(3) Pledge and Security Agreement dated as of _________ __, 1995, between BGLS and Shawmut Bank, N.A., as trustee for the benefit of the holders of the New Securities.

(4) Pledge and Security Agreement dated as of _________ __, 1995, between NV Holdings and Shawmut Bank, N.A., as trustee for the benefit of the holders of the New Securities.

(5) New Valley Registration Rights Agreement dated as of __________ __, 1995, between New Valley, BGLS, Brooke and Shawmut Bank, N.A., as trustee for the holders of the New Securities.

(6) A/B Exchange and Registration Rights Agreement dated as of November __, 1995, among BGLS, Brooke Group Ltd., AIF II, L.P., Artemis America Partnership, Tortoise Corp.. Mainstay High Yield Corporate Bond Fund.

(7) Sixth Supplemental Indenture dated as of _________ __, 1995, to Indenture dated as of April 1, 1988, pursuant to which BGLS issued its 13.5000% Subordinated Reset Notes due 1997.

(8) Sixth Supplemental Indenture dated as of _________ __, 1995, to Indenture dated as of April 1, 1988, pursuant to which BGLS issued its 14.5000% Subordinated Debentures due 1998.

(9) The Acknowledgements and Undertakings of Liggett, NV Holdings, Brooke Overseas and New Valley attached to the Pledge Agreements referred to above.

                                                                       EXHIBIT I




              [Form of Opinion of Milbank, Tweed, Hadley & McCloy]





                                                          _____________ __, 1995



AIF II, L.P.
Artemis America Partnership
Tortoise Corp.
Mainstay High Yield Corporate
  Bond Fund

Ladies and Gentlemen:

                 We have acted as counsel to BGLS Inc., Brooke Group Ltd., Liggett Group Inc., Brooke (Overseas) Ltd., New Valley Holdings, Inc. and New Valley Corporation (each a "Company" and collectively the "Companies"), in connection with the agreements and instruments listed in Schedule A hereto (the "Operative Documents"). Unless otherwise defined herein, terms defined in the Exchange Agreement listed in Schedule A hereto are used herein as defined therein. This opinion is being delivered pursuant to Section 2.1(b)(iii) of said Exchange Agreement.

                 In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

                 (a)  the Operative Documents; and

                 (b) such corporate records of the Companies and such other documents as we have deemed necessary as a basis for the opinions expressed below.

                 In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon statements of governmental officials and upon representations made in or pursuant to the Operative Documents and statements of appropriate representatives of the Companies.

                 In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that (except, to the extent set forth in the opinions expressed below, as to the Companies):

                 (i) such documents have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

               (ii) all signatories to such documents have been duly authorized; and

              (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

                 Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

                 1. Each Company is validly existing and in good standing under the laws of its state of incorporation and has the corporate power to execute, deliver and perform each of the Operative Documents to which it is a party.

                 2. Each of the Operative Documents to which each Company is a party constitutes the legal, valid and binding agreement of such Company enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of such Operative Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including without limitation (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing.

                 3. The execution, delivery and performance by each Company of the Operative Documents to which it is a party will not (a) contravene (i) the Certificate of Incorporation or bylaws of such Company or (ii) any applicable New York or federal law, statute or regulation or the General Corporation Law of the State of Delaware or (b) require any authorization, approval or consent of or filing or registration with any governmental or regulatory authority or agency of the United States of America or the State of New York (except qualification under the Trust Indenture Act of 1939, as amended) or, pursuant to the General Corporation Law of the State of Delaware, the State of Delaware, except for the filing of financing statements and vehicle title documents, as applicable, in respect of the liens created pursuant to the Company Pledge Agreement and the NV Holdings Pledge Agreement.

                 4. Each of the Company Pledge Agreement and the NV Holdings Pledge Agreement is effective to create in favor of the Trustee for the benefit of the Holders a valid security interest under the Uniform Commercial Code as in effect in the State of New York (the "Uniform Commercial Code") in all of the right, title and interest of each of the Company and NV Holdings, respectively, in, to and under the Collateral (as defined in each of the Company Pledge Agreement and the NV Holdings Pledge Agreement) as collateral security for the payment, observance and performance of the Secured Obligations (as defined in each of the Company Pledge Agreement and the NV Holdings Pledge Agreement), except that (a) such security interest would continue in the Collateral after its sale, exchange or other disposition only to the extent provided in Sections 9-306 of the Uniform Commercial Code, (b) the security interest in Collateral in which the Company or NV Holdings acquires rights after the commencement of a case under the Federal Bankruptcy Code of 1978, as amended (the "Bankruptcy Code") in respect of it may be limited by Section 552 thereof and (c) the creation of the respective security interest in any Pledged Stock (as defined in each of the Company Pledge Agreement and the NV Holdings Pledge Agreement) constituting a "security" (as defined in Section 8-102 of the Uniform Commercial Code) requires the transfer of said Pledged Stock to the Trustee pursuant to Section 8-313(1) of the Uniform Commercial Code, which transfer in the case of a "certificated security" (as defined in said Section 8-102) may be effected in the manner contemplated by paragraph 5(a) below.

                 5. The security interests referred to in paragraph 4 above in the types of Collateral described below will be perfected as follows (with the capitalized terms used in this paragraph 5 that are defined in the Company Pledge Agreement or NV Holdings Pledge Agreement being used with the meanings set forth therein):

                     (a) such security interest in that portion of the
                 Collateral consisting of Pledged Stock will be perfected, upon the Pledgor obtaining rights therein, by the respective Trustee or a person designated by such Trustee taking possession in the State of New York of the certificates representing such Pledged Stock and retaining possession thereof; and

                     (b) such security interest in that portion of the
                 Collateral consisting of "proceeds" (as defined in the Uniform Commercial Code) may be perfected as and to the extent provided in Section 9-306 of the Uniform Commercial Code.

                 6. Assuming that the respective Trustee or a person designated by such Trustee obtains, and thereafter maintains, possession of the certificates representing any Pledged Stock in good faith and without notice that it is overdue or has been dishonored or of any defense against or claim to it on the part of any Person and without notice of any adverse claim (as defined in Section 8-302(2) of the Uniform Commercial Code) in registered form issued to the Trustee or endorsed to the Trustee or in blank, any perfected security interest therein will have priority over all other security interests theretofore or thereafter created under the Uniform Commercial Code.

                 7. By reason of the exemption contained in Section 3(a)(9) of the Securities Act, the issuance of the New Securities to the holders of the Old Securities in respect of the Old Securities pursuant to the Exchange is exempt from the registration and prospectus delivery requirements of Section 5 of the Securities Act.

                 The foregoing opinions are subject to the following comments and qualifications:

                 A. We wish to point out that obligations of the Company under the Indenture and the Company Pledge Agreement and the obligations of NV Holdings under the NV Holdings Pledge Agreements may be subject to possible limitations upon the exercise of the remedial or procedural provisions contained therein, provided that such limitations do not, in our opinion, make the remedies and procedures that will be afforded to the beneficiaries of such agreements inadequate for the practical realization of the substantive benefits purported to be provided thereby.

                 B. The enforceability of the indemnification provisions set forth in the Operative Documents may be limited by laws rendering unenforceable provisions requiring indemnification of a party for liability for its own action or inaction to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

                 C. The enforceability of provisions of the Operative Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

                 D. We express no opinion as to the existence of, or the right, title or interest of any Company in, to or under any of the Collateral.

                 E. With respect to the opinions set forth in paragraphs 4 through 6 above, we express no opinion as to any security interest in (or other lien on) any Collateral to the extent that, pursuant to Section 9-104 of the Uniform Commercial Code, Article 9 of the Uniform Commercial Code does not apply to such security interest or lien, and except as expressly provided in paragraphs 4 through 6 above, we express no opinion as to the creation, perfection or priority of any security interest in, or other lien on, the Collateral.

                 F. We express no opinion as to the applicability to, or effect upon, any of the Operative Documents or the respective transactions contemplated thereby, of Section 544(b), 547 or 548 of the Bankruptcy Code, Article 10 of the New York Debtor and Creditor Law, or any other provisions of Federal or State law relating to fraudulent transfers and obligations.

                 The opinions expressed herein are limited to the internal laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States.

                 In the course of the Company's preparation of the Offering Circular, we participated in conferences with certain officers or employees of the Company and with counsel for the Company and reviewed certain corporate records, documents and proceedings. We have not independently verified the accuracy, completeness or fairness of the statements contained in the Offering Circular, and we are unable to assume, and we do not assume, any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Circular. However, in the course of the above-described participation and review, nothing came to our attention that causes us to believe that the Offering Circular, considered as a whole on the date thereof and the date hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements and other financial or statistical information contained in the Offering Circular.

                 This letter is being delivered for your sole benefit in connection with the transactions contemplated by the Exchange Agreement and for no other purpose and may not be relied upon any other person.

                                        Very truly yours,


TDB/MLW

                                   SCHEDULE A

(1) Indenture dated as of _________ __, 1995 between BGLS and Shawmut Bank, N.A., as trustee, pursuant to which the Company is the New Securities.

(2) Exchange Agreement, dated as of November 21, 1995, among BGLS, Brooke Group Ltd., AIF II, L.P., Artemis America Partnership, Tortoise Corp., Starfire Holding Corporation, and Mainstay High Yield Corporate Bond Fund.

(3) Pledge and Security Agreement dated as of _________ __, 1995, between BGLS and Shawmut Bank, N.A., as trustee for the benefit of the holders of the New Securities.

(4) Pledge and Security Agreement dated as of _________ __, 1995, between NV Holdings and Shawmut Bank, N.A., as trustee for the benefit of the holders of the New Securities.

(5) New Valley Registration Rights Agreement dated as of _____________ __, 1995, between New Valley, BGLS, Brooke and Shawmut Bank, N.A., as trustee for the holders of the New Securities.

(6) A/B Exchange and Registration Rights Agreement dated as of November 21, 1995, among BGLS, Brooke Group Ltd., AIF II, L.P., Artemis America Partnership, Tortoise Corp. and Mainstay High Yield Corporate Bond Fund.

(7) Sixth Supplemental Indenture dated as of _________ __, 1995, to Indenture dated as of April 1, 1988, pursuant to which BGLS issued its 13.5000% Subordinated Reset Notes due 1997.

(8) Sixth Supplemental Indenture dated as of _________ __, 1995, to Indenture dated as of April 1, 1988, pursuant to which BGLS issued its 14.5000% Subordinated Debentures due 1998.

(9) The Acknowledgements and Undertakings of Liggett, NV Holdings, Brooke Overseas and New Valley attached to the Pledge Agreements referred to above.

                                                                       EXHIBIT J



                               THE EXCHANGE OFFER

Securities Offered
in Exchange . . . . . . . . . .     $1,087.47 principal amount of 15.75% Series A Senior Secured Notes Due 2000* (the
                                    "Series A Notes") for each $1,000 principal amount of Series 2 Notes, $1,132.28 principal amount of 15.75% Series B Senior Secured Notes Due 2000* (the "Series B
                                    Notes") for each $1,000 principal amount of Reset Notes and $1,000 principal amount of Series B Notes for each $1,000 principal amount of Subordinated Debentures (the
                                    Series A Notes and the Series B Notes being jointly referred to as the "New
                                    Securities").

Interest; Accrued
Interest  . . . . . . . . . . .     Interest on the New Securities will be deemed to have accrued (i) at the rate of
                                    13.75% per annum (the "Deemed Accrual Rate") from October 1, 1995 to the date (the
                                    "Exchange Date") the exchange of New Securities for Existing Securities is consummated and (ii) at the rate of 15.75% per annum thereafter.  Interest for the period and at the rate described in clause (i) of the preceding sentence, plus interest from the Exchange Date to June 30, 1996 will be payable on June 30, 1996 to the holder of record of the New Security on June 15, 1996.  Interest on all Existing
                                    Securities accepted for exchange into New Securities will be deemed to have accrued to but not after October 1, 1995.  Interest shall accrue on the same basis as in the





__________________________________

* If the Indenture is not executed prior to December 31, 1995, the New Securities will be due in 2001, on the fifth anniversary of last day of the month in which the Indenture is executed.

                                    Indenture.  With respect to each Existing Security accepted for exchange, interest on the outstanding principal amount thereof for the period commencing October 1,
                                    1995 and ending on the Exchange Date ("Differential Interest") will be paid in cash on the Exchange Date at a rate equal to the difference between the stated interest rate applicable to such Existing Security and the Deemed Accrual Rate (the
                                    "Differential Interest Rate").  The Differential Interest Rate applicable to the
                                    Series 2 Notes, the Reset Notes and the Subordinated Debentures shall be 0%, 2.375%
                                    and .750%, respectively, and as such, no Differential Interest will be paid to the exchanging holders of the Series 2 Notes or their assignees. Differential Interest shall be payable to the person specified in a properly submitted letter of transmittal accompanying Existing Securities tendered for exchange.

Expiration Date;
Withdrawal  . . . . . . . . . .     The Exchange Offer will expire at 5:00 p.m., New York City time, on the 20th business day following commencement, or such later date and time to which it is extended (as such date may be extended, the "Expiration Date").  Tenders of Existing
                                    Securities pursuant to the Exchange Offer are irrevocable, except as provided below.
                                    Existing Securities tendered pursuant to the Exchange Offer may be withdrawn, unless theretofore accepted for exchange as provided in the Exchange Offer, at any time (i)
                                    through the seventh calendar day, and (ii) after 5:00 p.m., New York City time, on the 60th calendar day, after the Exchange Offer is commenced.  Any Existing
                                    Securities not accepted for exchange for any reason will be returned without expense to the tendering holder thereof as promptly as practicable after the expiration or termination of the Exchange Offer.


Conditions to the
Exchange Offer  . . . . . . . .     The Company's obligation to consummate the Exchange Offer is subject to certain conditions, including (i) that there shall have been tendered on or prior to the
                                    Expiration Date valid and unrevoked letters of transmittal accepting the Exchange
                                    Offer by (A) the holders of not less than 100% of the aggregate outstanding principal amount of the Series 2 Notes, (B) the holders of not less than 87 1/2% of the aggregate outstanding principal amount of the Subordinated Debentures and
                                    (C) the holders of not less than a majority of the aggregate outstanding principal amount of the Reset Notes and (ii) that there has been received on or prior to the
                                    Expiration Date valid and unrevoked consents to the applicable Proposed Amendments described below by holders of at least a majority in aggregate outstanding principal amount of each of the Reset Notes and the Subordinated Debentures. The Company's
                                    obligation to consummate the Exchange Offer is also subject to absence of each of the following conditions:

(a) . . . . . . . . . . . . . .     there shall be threatened, instituted or pending any action or proceeding before, or any injunction, order, or decree shall have been issued by, any court or governmental agency or other governmental regulatory or administrative agency or commission (i) seeking to restrain or prohibit the making or consummation of the
                                    Exchange Offer or any other transaction contemplated by the Exchange Offer, or assessing or seeking any damages as a result thereof, or (ii) resulting in a material delay in the ability of the Company to accept for exchange or exchange all or some of the Existing Securities; or any statute, rule, regulation, order or injunction shall be sought, proposed, introduced, enacted,


                                    promulgated or deemed applicable to the Exchange Offer or any of the transactions contemplated by the Exchange Offer by any domestic or foreign government or governmental authority or any action shall have been taken, proposed or threatened by any domestic or foreign government or governmental authority or agency or court, that, in the sole judgment of the Company, might directly or indirectly result in any of the consequences referred to in clause (i) or (ii) above or, in the sole judgment of the Company, might make it inadvisable to proceed with the Exchange
                                    Offer or Consent Solicitation; or

(b) . . . . . . . . . . . . . .     there shall have occurred (i) any general suspension of or general limitation on prices for or trading in securities on any national securities exchange or the over-
                                    the-counter market, (ii) any limitation by any governmental agency or authority which adversely affects the ability of the Company to complete the transactions contemplated by the Exchange Offer, (iii) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States or any limitation by any governmental agency or authority which adversely affects the extension of credit, or (iv) a commencement of a war, armed hostilities or other similar international calamity directly or indirectly involving the United States, or, in the case of any of the foregoing existing at the time of the commencement of the Exchange Offer, a material escalation or worsening thereof.

 . . . . . . . . . . . . . . . .     The foregoing conditions are for the sole benefit of the Company and may be asserted by the Company regardless of the circumstances giving rise to any such condition or may be waived by the Company in whole or in part at any time and from time to time in its sole discretion.

Solicitation of
Consents  . . . . . . . . . . .     Holders of Reset Notes and Subordinated Debentures who desire to accept the Exchange
                                    Offer will be required to consent to the applicable Proposed Amendments.  The
                                    Company will also solicit consents from holders of Existing Securities who do not desire to accept the Exchange Offer.  Pursuant to the terms of the letter of transmittal, the completion, execution and delivery thereof will constitute consent to the Proposed Amendments.  For the Proposed Amendments to become effective with respect to any Existing Indenture, holders of at least a majority in aggregate outstanding principal amount of the issue of Existing Security subject to such
                                    Existing Indenture must consent thereto and a supplemental indenture amending the
                                    Existing Indenture must be executed by the Company and the trustee under such
                                    Existing Indenture.  The date of the execution of such a supplemental indenture (the applicable "Amendment Date") will be as soon as practicable after the receipt of the requisite consents to the Proposed Amendments, but in any event prior to the consummation of the Exchange Offer. Each executed supplemental indenture will provide that the related Proposed Amendments will not be effective if the Exchange
                                    Offer is not consummated. Consent to the Proposed Amendments may be revoked at any time until the Amendment Date.

Proposed Amendments . . . . . .     The Proposed Amendments will eliminate substantially all of the covenants and events of default contained in the Subordinated Debenture Indenture and Reset Indenture.
